UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05514

Wilmington Funds

(Exact name of registrant as specified in charter)

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Address of principal executive offices) (Zip code)

John McDonnell

Wilmington Funds Management Corporation

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

(Name and address of agent for service)

Registrant’s telephone number, including area code: 302-651-8409

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

WILMINGTON FUNDS April 30, 2021 PRESIDENT’S MESSAGE AND Annual Report WILMINGTON FUNDS Equity Fund Wilmington International Fund Alternatives Fund Wilmington Global Alpha Equities Fund Asset Allocation Funds Wilmington Real Asset Fund Wilmington Diversified Income Fund

Wilmington International Fund (“International Fund”)

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)

Wilmington Real Asset Fund (“Real Asset Fund”)

Wilmington Diversified Income Fund (“Diversified Income Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2020, through April 30, 2021. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year.

The economy

The last year was one for the history books and captured both the worst of the COVID-19 pandemic’s impact on global output, as well as the early stages of recovery as vaccines and unprecedented volumes of fiscal and monetary stimulus helped the global economy get back on its feet. The U.S. began the period with one of the steepest quarterly declines on record in Q2 2020 as strict lockdown measures imposed to contain the virus abruptly brought in-person activity to a near halt.

The pace and magnitude of the economic rebound that followed was comparably profound as the approval and distribution of highly effective vaccines and rising COVID-19 vaccination rates across the world in 2021 provided investors with a much-needed light at the end of the tunnel. The federal government’s provision of direct checks to many Americans and extended unemployment benefits padded consumer savings, more than offsetting wages lost by low income consumers, and helped to fuel a robust rebound in spending on goods. Spending on services, which depends more on in person interaction, has still yet to recover to pre-pandemic levels but showed signs of picking up in 1Q 2021 as a growing number of states peeled back virus restrictions. The labor market recovered considerably in the period, as the unemployment rate dropped from 14.7% in April 2020, the highest observed since the Great Depression, to 6.1% one year later. The Federal Reserve (the “Fed”) upgraded its outlook for economic activity and inflation, but still guided for rates to remain near zero for years to come and for monthly purchases of treasuries and mortgage-backed securities to continue for the time being.

Economic activity outside the U.S. varied between regions depending on the success of virus containment and vaccination efforts. The eurozone was bogged down by weakness in the services sector for much of the period. Gross Domestic Product (“GDP”) growth contracted in the region for a second consecutive quarter in 1Q 2021 as many of the largest economies kept tight mobility restrictions in place in response to a resurgence of infections and the looming threat of new virus variants. However, notable strength on the industrial side of the economy provided some offset as manufacturing activity benefitted from strength in global goods demand. After a rocky start, vaccination efforts in many European countries began to accelerate in March and April of 2021 paving the way for renewed reopening efforts.

The virus remained a persistent threat for many developing economies, where vaccination campaigns broadly lagged the developed world by a substantial margin. Brazil and India in particular, emerged as virus epicenters in early 2021 after witnessing sharp spikes in infection rates, providing a grim reminder of the need for vaccination efforts to broaden in the emerging world. China was first in and first out of the COVID-19 pandemic after controlling infection rates more effectively and far earlier than most countries and was the only major economy to record positive GDP growth in 2020. Chinese manufacturing activity expanded at a feverish pace for much of the period, benefitting from goods exports and government investment. The services side of the economy lagged but began to narrow the gap later in the period as a brief rise in virus cases was brought under control.

Bond markets

Fixed income performance was mixed over the past year as spreads compressed materially across taxable and tax-exempt credit from extreme levels recorded in early 2020. However, rising long-term rates served as a headwind later in the period. The U.S. 10-year Treasury yield surged over 80 basis points1 in 1Q 2021 for its largest quarterly rise since 2016, buttressed by an improving growth outlook and expectations for higher inflation later in the year. Upward rate pressure weighed heavily on investment grade taxable bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index suffered its worst quarter in several decades in 1Q, more than offsetting gains booked in much of 2020. In investment grade, tax-exempt held up better than taxable peers as strong demand for yield offset more muted new supply, helping to overshadow the rise in rates. Municipals also benefitted from the American Recovery Plan passed by the federal government in March 2021, which included $350 billion of funding for state and local governments. High-yield credit outperformed investment grade in both the taxable and tax-exempt spaces substantially as spreads continued to normalize from more elevated levels, and investors embraced riskier assets.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

ii

For the 12-month period May 1, 2020 to April 30, 2021, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]

-4.32%	-0.27%	4.25%	7.75%	19.67%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

Global equities recorded historically strong performance over the past 12-months as concerns over the initial spread of COVID-19 gave way to optimism over the pace of subsequent recovery. After suffering a -33% market rout in February and March of 2020, the S&P 500 reclaimed its pre-pandemic peak by August of that year, marking the fastest bear market recovery on record. U.S. large cap outperformed from April through November as mega-cap growth stocks that benefitted most from the “stay- at- home” environment prevailed.

November brought an immense shift in leadership, as positive vaccine developments and growing optimism for a swifter return to normal fueled a powerful rotation into economically sensitive areas of the market. U.S. small-cap and value stocks, which carry a heavier weighting toward cyclical sectors, were notable beneficiaries of this trend.

Emerging market equities recorded solid gains in the reflationary environment but saw some weakness in February as certain regions struggled with new outbreaks of COVID-19. In addition, Chinese equities, which comprise a significant share of the MSCI Emerging Markets Index, were weighed down by a mix of regulatory headwinds and concerns over policy tightening. International developed equities also performed well and benefitted from a tilt toward segments that benefit most from rising interest rates and inflation. Equities in Europe picked up momentum towards the end of the period amidst an improving economic outlook for many of the region’s largest countries as vaccinations ramped up.

For the 12-month period May 1, 2020 to April 30, 2021, certain stock market indices performed as follows:

S&P 500® Index[8]	Russel 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

45.98%	74.91%	39.88%	48.71%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Although we have begun a new fiscal year, we will never forget the daunting damage that the pandemic has wrought on multiple levels. Still, there is much in the world that is positive, hopeful, and strong. I am referring to our trusted partnership with our clients, our desire to stay close to what’s important to them, and our fervent dedication to helping them achieve their long-term investment objectives. On that—as well as our fiduciary, clients-first mindset—you can always count.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 14, 2021

April 30, 2021 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Barclays Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

1

WILMINGTON INTERNATIONAL FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington International Fund (the “Fund”) had a total return of 44.67%* for Class A Shares and 44.92%* for Class I Shares, versus its benchmark, the MSCI –All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US)** which had a total return of 42.98%.

The Fund’s fiscal-year performance can be divided into three time periods. During the six months from May 1st through October 31st, 2020, uncertainty over the course of the COVID-19 pandemic and associated economic damage dominated investors’ calculations. Markets favored quality growth stocks over more volatile cyclical value stocks. They also favored technology over financials and energy. The Fund enjoyed strong performance tailwinds due to its quality growth tilt, technology overweight, and financials and energy underweights. During those six months, the Fund (Class I shares) returned 15.99% versus 12.22% for the benchmark, producing a 3.77% excess return.

During November 2020, Pfizer and Moderna announced surprisingly high efficacy findings for their COVID-19 vaccines. Perceiving a light at the end of the tunnel, global investors sharply repriced stocks. For instance, the Fund’s benchmark index rose by 13.45% just in November. Investors particularly favored higher-beta cyclical stocks, particularly in the financials and energy sectors. Investors rewarded “junky” stocks, those with low profitability, higher leverage, and higher earnings variability. Now encountering stiff headwinds, the Fund gave back some of the prior six months’ positive excess return. During November 2020, the Fund (Class I shares) returned 10.81% versus 13.45% for the benchmark, trailing the benchmark return by 2.64%.

From December 1st, 2020 through April 30th, 2021, global investors continued to reprice stocks. The Fund’s benchmark rose by another 12.30% during those five months. There were several bursts of cyclical value outperformance during these five months, but such bursts were short-lived. The Fund was able to slightly outperform its benchmark. From December 1st, 2020 through April 30th, 2021, the Fund returned 12.75% versus 12.30% for the benchmark, producing a 0.45% excess return.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 36.67%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 49 country indices comprising 22 developed and 27 emerging market country indices. The developed market country indices included are: Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2021 (unaudited) / ANNUAL REPORT

2

WILMINGTON INTERNATIONAL FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of Wilmington International Fund from April 30, 2011 to April 30, 2021, compared to the MSCI ACWI ex-US Net Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 36.67%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	36.67%	8.68%	3.66%

Class I^	44.92%	10.05%	4.41%

MSCI ACWI ex-US Net Index[2]	42.98%	9.83%	4.73%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.51% and 1.11%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.01% and 0.86%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the MSCI ACWI ex-US Net Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2021 (unaudited)

3

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, the Wilmington Global Alpha Equities Fund (the “Fund”) had a total return of 12.27%* for Class A Shares and 12.46%* for Class I Shares, versus its benchmark, the HFRX Equity Hedge Fund Index**, which had a total return of 22.11%.

During the fiscal year ended April 30, 2021, the Fund had positive returns, but failed to keep up with its benchmark during the violent recovery from the coronavirus induced selloff of early 2020. Despite trailing for the fiscal year, the Fund has outpaced the HFRX by over 60 basis points annualized with a lower max drawdown, lower beta, and lower volatility since Wellington Company LLP (“Wellington”) was installed as the sole subadvisor in 2017.

The Fund is a portfolio of long only equity strategies run by Wellington’s different portfolio management teams overseen by Wellington’s Fundamental Factor Team, which also has a long factor overlay sleeve and hedges the portfolio with equity index futures.

For the year, the long only equity strategies trailed Global Equities as represented by the MSCI– All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) ***. The Fund was hurt by its defensive posture, which results in the portfolio favoring securities with lower beta to equity markets. While low beta typically lags broad markets during up markets (as beta is a measure of market sensitivity), during 2020 and the early months of 2021, low beta stocks underperformed by a much larger degree than would be predicted by historical performance. Roughly 70% of the Fund’s underperformance is due to limited exposure to higher beta names.

From an underlying strategy perspective, four Portfolio Managers (“PM”) outperformed the MSCI ACWI while five underperformed. The top performer was the funds growth manager, while the poorest performer was the quality manager, which is unsurprising as the rally was fueled my lower quality names, especially during the period after the announcement of the Pfizer vaccines efficacy in early November 2020. The factor portfolio was also a significant detractor, given its low vol and quality biases.

The Fund uses equity index futures to reduce the Fund’s net long exposure to the global equity market. Equity index futures performance was in line with the MSCI ACWI ex-US, but detracted significantly as the markets rose.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 6.12%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The HFRX Equity Hedge Fund Index measures the performance of hedge fund strategies that primarily maintain long and short positions in equity and equity derivative securities. Equity Hedge managers typically maintain at least 50%, and in some cases may be entirely invested in equity-related securities, both long and short. Managers may employ a broad range of processes and strategies, including both quantitative and fundamental techniques, as well as net exposures, level of concentration, use of leverage, holding periods, and market capitalizations. The Index is weighted by asset size among reporting funds, which must have at least $50 million in assets or have been active for at least 12 months. The index is unmanaged and it is not possible to invest directly in an index.

***

The MSCI All Country World ex-US Index (Net, USD) (MSCI ACWI ex-US) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-US consists of 49 country indices comprising 22 developed and 27 emerging market country indices. The developed market country indices included are:Australia,Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and it is not possible to invest directly in an index.

Investing involves risk and you may incur a profit or a loss. Investments such as mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors. Diversification does not ensure a profit or guarantee against a loss. There is no assurance that any investment strategy will be successful. Any investment in the Fund should be part of an overall investment program rather than, in itself, a complete program. Because the Fund invests in underlying mutual funds or other managed strategies, an investor in the Fund will bear the management fees and operating expenses of the “Underlying Strategies” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Strategies, and the returns may therefore be lower.

The Fund, the Sub-Advisers, and the Underlying Strategies may use aggressive investment strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified, and investing in securities with low correlation to the market. The use of leverage may magnify losses.

The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, derivatives, and illiquid securities. Please see the prospectus and summary prospectus for information on these as well as other risk considerations.

April 30, 2021 (unaudited) / ANNUAL REPORT

4

WILMINGTON GLOBAL ALPHA EQUITIES FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Global Alpha Equities Fund from January 12, 2012 (start of performance) to April 30, 2021 compared to the HFRX Equity Hedge Fund Index2.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 6.12%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	Start of Performance (1/12/2012)

Class A^	6.12%	4.02%	2.60%

Class I^	12.46%	5.47%	3.48%

HFRX Equity Hedge Fund Index[2]	22.11%	4.69%	3.63%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 2.30% and 1.50%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.80% and 1.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the HFRX Equity Hedge Fund Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2021 (unaudited)

5

WILMINGTON REAL ASSET FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Real Asset Fund (the “Fund”) had a total return of 28.65%* for Class A Shares and 29.00%* for Class I Shares, versus its benchmark, the S&P Developed Property Index**, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (“Bloomberg Barclays U.S. TIPS Index”)***, the Bloomberg Commodity Index****, and the Real Asset Blended Index, which had total returns of 33.28%, 6.09%, 48.52% and 31.51%, respectively.

The Blended Index is a mix of 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index (Total Return), and 25% Bloomberg Barclays U.S. TIPS Index. During the fiscal year, the Fund was helped by its underweight to TIPS and overweight to Real Estate, but hurt by its underweight to Commodities/Other Real Assets for much of the year. Selection and interaction within commodities also detracted.

U.S. inflation-linked bonds (“ILB”) markets posted strong returns for the fiscal year as inflation expectations increased substantially across the curve, though more pronounced at the short end, even as real yields stayed low. During the year, the 10-year inflation expectations increased over 120 basis points and five-year expectations jumped almost 200 basis points, reaching its highest point since before the global financial crisis year. Given the increased outlook for inflation, the Fund reintroduced Treasury Inflation Protected Securities (“TIPS”) into the portfolio in late December, though still below its target given the strong outlook for commodities and real estate.

Global real estate securities, as measured by the S&P Developed Property Index, were up 33% for the fiscal year. While this was a strong result, Real Estate performed considerably worse than equities during the fiscal year, as well as during the calendar year 2020. This was due to the nature of the crisis which left many commercial real estate properties vacant and increased future uncertainty, especially for sectors like hospitality, office and retail. U.S. real estate outperformed international, and especially outperformed emerging markets, with China in particular experiencing poor relative performance. The Fund benefitted from being overweight real estate much of the year, in particular shifting assets into real estate near market lows in the spring of 2020. Selection was slightly negative as the Fund had some exposure to emerging markets real estate.

Commodities gained nearly 50% during the fiscal year. Commodities rebounded post crisis along with other risk assets and performance for most contracts, in particular industrial metals, agriculture, and energy, accelerated in 2021 on shortages and increase in demand expectations from economies reopening. Precious metals, particularly gold, lagged the broader commodity complex as the optimism around a faster than expected recovery and higher yields increased the opportunity cost of holding gold. The Fund benefitted from increasing exposure to commodities in late 2020, but suffered due to overweight positioning in gold and silver.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 21.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**	S&P Developed Property Index defines and measures the investable universe of publicly traded property companies in developed global markets.

***

The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

****

Bloomberg Commodity Index (Total Return) is designed to be a diversified benchmark for commodities as an asset class, and reflects the returns that are potentially available through an unleveraged investment in the futures contracts on physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. The Index is currently composed of futures contracts on 20 physical commodities.

International investing involves special risks including currency risks, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.

April 30, 2021 (unaudited) / ANNUAL REPORT

6

WILMINGTON REAL ASSET FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Real Asset Fund from April 30, 2011 to April 30, 2021 compared to the S&P Developed Property Index2, the Bloomberg Barclays U.S. TIPS Index2, the Bloomberg Commodity Index2, and the Real Asset Blended Index3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 21.55%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	21.55%	3.70%	2.20%

Class I^	29.00%	5.14%	3.04%

Bloomberg Barclays U.S. TIPS Index[2]	6.09%	4.08%	3.33%

S&P Developed Property Index[2]	33.28%	5.50%	6.24%

Bloomberg Commodity Index[2]	48.52%	2.26%	-5.85%

Real Asset Blended Index[3]	31.51%	5.51%	3.96%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.42% and 1.08%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.92% and 0.83%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg Barclays U.S. TIPS Index, S&P Developed Property Index and the Bloomberg Commodity Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

[3]

The Real Asset Blended Index is calculated by the investment advisor and is currently based on a weighting of the following indices: 37.5% S&P Developed Property Index, 37.5% Bloomberg Commodity Index (Total Return) and 25% Bloomberg Barclays U.S. Tips Index.

ANNUAL REPORT / April 30, 2021 (unaudited)

7

WILMINGTON DIVERSIFIED INCOME FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Diversified Income Fund (the “Fund”) had a total return of 24.86%* for Class A Shares and 25.09%* for Class I Shares, versus its benchmarks, the Russell 1000® Value Index**, Bloomberg Barclays US Aggregate Bond Index***, and the Diversified Blended Index****, which had total returns of 45.92%, -0.27% and 26.25%, respectively.

The Wilmington Diversified Income Fund seeks to achieve a high level of total return consistent with a moderate level of risk, with added emphasis on providing an attractive level of current income. The Fund is diversified across asset classes and geographies, with a philosophy that focuses on strategic positioning, minimizing tactical allocation shifts, and restrained turnover.

The beginning of the fiscal year marked a turning point for equity markets. Progress in the battle against the coronavirus boosted markets early in the 2nd quarter of 2020, with infection rates, hospitalizations, and deaths beginning to decline in early April in New York and other hard-hit areas. The CARES Act, the $2.2 Trillion economic stimulus package passed in late March of 2020, began to flow through the domestic economy and provide a lifeline to many negatively impacted businesses and individuals. Similar historically sized stimulus packages were rolling out globally.

Despite the positive impact of the stimulus and some early progress in the containment of virus spread, the market recognized that early progress was not a solution. The complexion of the markets reflected this as companies aligned with the new work-at-home, shop-at-home, learn-at-home, entertain-at-home environment prospered, while more economically sensitive companies lagged. The former group resides squarely in the realm of growth investing and witnessed a dramatic pull-forward in business gains with many companies capturing years of projected growth in a manner of months. The latter group resides more in the realm of value investing and is more closely aligned with the typical holdings of your Fund.

Hence, in the first half of the fiscal year, your Fund participated in the market rebound by posting low single-digit gains, certainly respectable but somewhat overshadowed by gains in core equity benchmarks driven by marked outperformance of growth stocks. Enter the scientific breakthroughs.

On November 9, 2020, Pfizer and Biontech announced their vaccine candidate against Covid-19 achieved success in the first interim analysis from phase 3 study results, displaying 90% efficacy in preventing Covid-19. Just a week later, on November 16, Moderna announced equally positive results on their vaccine, displaying efficacy of 94.5%. With solutions in sight, the market witnessed an abrupt change in leadership, as companies aligned with an economic reopen scenario surged forward. The value style assumed leadership from growth, setting the stage for attractive returns in your Fund in the second half of the fiscal year.

In the second half of the fiscal year, returns in the Fund moved sharply higher, with both share classes of the Fund posting 6-month returns that exceeded 20%. The net result was full fiscal year returns of 24.86%* for Class A Shares and 25.09%* for Class I Shares. These full year results trailed the pure equity Russell 1000® Value benchmark and also the Fund’s Diversified Blended Index benchmark. The Fund topped the Barclays US Aggregate Bond Index, which posted a slight negative return for the full year.

The Fund’s broad diversification hurt in limiting the Fund’s upside versus the Russell 1000® Value benchmark but helped when compared to the modest negative return of the Bloomberg Barclays US Aggregate Bond Index. The Fund lagged its Diversified Blended Index in the fiscal year primarily due to the higher quality mandate of our domestic dividend-oriented equity strategy, the Enhanced Dividend Income Strategy (“EDIS”). The rally in value stocks that followed the positive vaccine news was a typical early cycle surge, with broad participation from economically sensitive stocks, many of which have high debt levels, limited earnings, and other lower quality metrics that make them unattractive candidates for the EDIS process. Basically, in the post-vaccine rebound, many of the stocks that were most beaten down led the Russell 1000® Value benchmark higher. Against this backdrop, EDIS posted impressive returns, but could simply not keep pace with the surging value benchmark that is a large component of the Diversified Blended Index.

The modest negative full fiscal year return of the Bloomberg Barclays US Aggregate Bond Index is worthy of mention, as the decline is a recent phenomenon. During the first quarter of 2021, the Biden administration achieved the passage of the USD 1.9 trillion American Rescue Plan Act. Passage of this stimulus package fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. This selloff in bonds drove fixed income returns to negative territory for the fiscal year. The questions of how much stimulus is too much stimulus, and what is the impact in terms of inflation will be topics that are closely watched in the new fiscal year. In that regard, our underweight position to fixed income helped during this decline, as did the outperformance of the Wilmington Trust Core Bond allocation.

Moving forward, as we navigate the improving economic climate, we’ll continue to pursue our goals for your Fund, seeking a high level of total return that includes an attractive level of current income.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 17.94%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays US Aggregate Bond Index is an index measuring both the capital price changes and income provided

April 30, 2021 (unaudited) / ANNUAL REPORT

8

by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage backed obligations.

***

Bloomberg Barclays US Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

****

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays US Aggregate Bond Index; 17.0% MSCI EAFE (Net) Index; 7.0% Bloomberg Barclays US Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays US Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-US Select Real Estate Securities Index; 2.5% S&P US REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day US T-Bill Index.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

The Bloomberg Barclays US Government Inflation-Linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million.

Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

The Dow Jones Global ex-US Select Real Estate Securities Index is a float adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in developed and emerging countries excluding the United States.

The S&P US REIT Index measures the investable U.S. real estate investment trust market and maintains a constituency that reflects the market’s overall composition.

The Ibbotson Associates SBBI 30 Day T-Bill Total Return Index is an index that reflects U.S. Treasury bill returns. Data from the Wall Street Journal are used for 1977-present; the CRSP U.S. Government Bond File is the source from 1926 to 1976. Each month a one bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed.

International investing involves special risks including currency risk, political risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Due to its strategy of investing in other mutual funds, this Fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds.

ANNUAL REPORT / April 30, 2021 (unaudited)

9

WILMINGTON DIVERSIFIED INCOME FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Diversified Income Fund from April 30, 2011 to April 30, 2021 compared to the Russell 1000® Value Index2, the Bloomberg Barclays U.S. Aggregate Bond Index2 and the Diversified Blended Index2,3.

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT	VALUE OF A HYPOTHETICAL $1,000,000 INVESTMENT

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 17.94%, adjusted for the Fund’s maximum sales charge of 5.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	17.94%	6.27%	4.54%

Class I^	25.09%	7.74%	5.39%

Russell 1000® Value Index[2]	45.92%	12.15%	11.13%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	-0.27%	3.19%	3.39%

Diversified Blended Index2, [3]	26.25%	8.12%	7.12%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.83% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 1.33% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Russell 1000® Value Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Diversified Blended Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented indices are unmanaged.

[3]

The Diversified Blended Index is calculated by the investment advisor and represents the weighted returns of the following indices: 36.0% Russell 1000® Value Index; 24.0% Bloomberg Barclays U.S. Aggregate Bond Index; 17.0% MSCI EAFE (Net) Index; 7.0% Bloomberg Barclays U.S. Corporate High Yield Bond Index; 7.0%, Bloomberg Barclays U.S. Government Inflation-Linked Bond Index; 4.5% Dow Jones Global ex-U.S. Select Real Estate Securities Index; 2.5% S&P U.S. REIT Index; and 2.0% Ibbotson Associates SBBI 30-Day U.S T-Bill Index.

April 30, 2021 (unaudited) / ANNUAL REPORT

10

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for

Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2021.

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON INTERNATIONAL FUND

Actual

Class A	$1,000.00	$1,248.50	$6.13	1.10%

Class I	$1,000.00	$1,249.40	$4.74	0.85%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,019.34	$5.51	1.10%

Class I	$1,000.00	$1,020.58	$4.26	0.85%

WILMINGTON GLOBAL ALPHA EQUITIES FUND

Actual

Class A	$1,000.00	$1,071.40	$7.65	1.49%

Class I	$1,000.00	$1,072.00	$6.37	1.24%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,017.41	$7.45	1.49%

Class I	$1,000.00	$1,018.65	$6.21	1.24%

WILMINGTON REAL ASSET FUND

Actual

Class A	$1,000.00	$1,246.40	$5.35	0.96%

Class I	$1,000.00	$1,247.70	$3.96	0.71%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.03	$4.81	0.96%

Class I	$1,000.00	$1,021.27	$3.56	0.71%

WILMINGTON DIVERSIFIED INCOME FUND

Actual

Class A	$1,000.00	$1,205.30	$3.28	0.60%

Class I	$1,000.00	$1,206.10	$1.91	0.35%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.82	$3.01	0.60%

Class I	$1,000.00	$1,023.06	$1.76	0.35%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

ANNUAL REPORT / April 30, 2021 (unaudited)

11

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington International Fund

At April 30, 2021, the Fund’s sector classifications and country allocations were as follows (unaudited):

Percentage of Total Net Assets

Common Stocks
Information Technology	16.0%
Industrials	15.7%
Consumer Discretionary	13.7%
Financials	13.4%
Materials	8.4%
Health Care	8.0%
Communication Services	6.0%
Consumer Staples	3.5%
Real Estate	2.8%
Energy	2.1%
Utilities	1.5%
Investment Companies	3.5%
Warrants	1.1%
Preferred Stocks	0.4%
Cash Equivalents(1)	2.9%
Cash Collateral Invested for Securities on Loan(2)	3.5%
Other Assets and Liabilities – Net(3)	(2.5)%

TOTAL	100.0%

Country Allocation	Percentage of Total Net Assets

Common Stocks
Japan	17.8%
China	8.7%
France	7.4%
Germany	7.0%
United Kingdom	6.3%
Switzerland	5.6%
Sweden	5.1%
Taiwan	4.5%
Hong Kong	4.2%
Australia	3.8%
South Korea	3.6%
Netherlands	3.3%
Denmark	2.9%
United States	2.0%
Italy	1.4%
Spain	1.4%
India	1.0%
Finland	1.0%
All other countries less than 1.0%	4.1%
Investment Companies	3.5%
Warrants	1.1%
Preferred Stocks	0.4%
Cash Equivalents(1)	2.9%
Cash Collateral Invested for Securities on Loan(2)	3.5%
Other Assets and Liabilities – Net(3)	(2.5)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS¢

Description	Number of Shares	Value

COMMON STOCKS – 91.1%

AUSTRALIA – 3.8%
Australia & New Zealand Banking Group Ltd.	145,412	$3,208,411
BHP Group Ltd.	136,241	4,958,610
BHP Group PLC	74,142	2,232,773
Brambles Ltd.	141,272	1,131,719
Cochlear Ltd.	13,569	2,322,738
CSL Ltd.	18,567	3,878,542
Incitec Pivot Ltd.*	1,156,938	2,348,481
Rio Tinto Ltd.	42,218	3,923,948
Rio Tinto PLC	37,086	3,106,222

TOTAL AUSTRALIA		$27,111,444

Description	Number of Shares	Value

BELGIUM – 0.5%
Ageas SA	13,570	$820,712
Bpost SA*	12,003	127,565
KBC Group NV*	3,640	282,423
Proximus SADP#	9,110	194,088
UCB SA	1,370	126,859
Xior Student Housing NV#	32,940	1,840,711

TOTAL BELGIUM		$3,392,358

BULGARIA – 0.0%**
Petrol AD*,(1)	2,384	—

CHINA – 8.7%
Alibaba Group Holding Ltd.*	78,528	2,270,065
Alibaba Group Holding Ltd., ADR*	33,377	7,708,418

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington International Fund (continued)	12

Description	Number of Shares	Value
Baozun, Inc., Class A*	191,800	$2,230,851
Budweiser Brewing Co. APAC Ltd.#	695,200	2,190,648
China Pacific Insurance Group Co. Ltd., Class H	896,200	3,225,664
China Petroleum & Chemical Corp., Class H	5,284,000	2,606,099
China Resources Land Ltd.	388,000	1,816,644
China Resources Medical Holdings Co. Ltd.	21,000	18,225
Haitian International Holdings Ltd.	812,000	3,303,697
Hollysys Automation Technologies Ltd.	91,280	1,237,757
Huazhu Group Ltd., ADR*,#	54,264	3,199,406
JD.com, Inc., Class A*	91,884	3,548,427
Kuaishou Technology*,#	16,800	568,813
NetEase, Inc., ADR	14,905	1,670,254
New Oriental Education & Technology Group, Inc., ADR*	306,780	4,681,463
Ping An Insurance Group Co. of China Ltd., Class H	243,500	2,654,704
Shenzhou International Group Holdings Ltd.	115,600	2,543,084
Tencent Holdings Ltd.	176,900	14,111,674
Yum China Holdings, Inc.	30,248	1,903,204
Yum China Holdings, Inc.	17,800	1,120,136

TOTAL CHINA		$62,609,233

DENMARK – 2.9%
Ambu A/S, Class B	73,873	4,134,723
Carlsberg AS, Class B	2,150	377,196
Chr Hansen Holding A/S*	6,762	620,802
Coloplast A/S, Class B	15,126	2,505,464
DSV Panalpina A/S	27,886	6,212,731
Netcompany Group A/S	15,310	1,596,734
Novo Nordisk A/S, Class B	53,143	3,920,225
Tryg A/S	56,385	1,289,351

TOTAL DENMARK		$20,657,226

FINLAND – 1.0%
Elisa OYJ	4,420	250,558
Fortum OYJ	4,090	107,480
Kesko OYJ, Class B#	21,106	642,665
Kojamo OYJ	76,265	1,651,601
Neles OYJ	1,800	26,190
Neste OYJ	2,450	148,153
Nokia OYJ*	262,900	1,245,346
Nokian Renkaat OYJ	3,410	126,960
Nordea Bank Abp	38,370	397,689
Sampo OYJ, Class A	12,190	578,228
TietoEVRY OYJ	7,260	251,429
UPM-Kymmene OYJ	33,668	1,316,660
Valmet OYJ	10,184	425,359

TOTAL FINLAND		$7,168,318

FRANCE – 7.4%
Amundi SA*	1,410	125,657
AXA SA#	46,578	1,315,598
BNP Paribas SA*	20,574	1,319,158
Bouygues SA#	12,204	523,008
Cie Generale des Etablissements Michelin SCA	7,800	1,128,665
CNP Assurances	11,166	195,302
Credit Agricole SA*	103,953	1,607,968

Description	Number of Shares	Value
Dassault Systemes SA	12,017	$2,787,616
Edenred	58,816	3,334,367
Engie SA*	27,516	409,863
Esker SA	5,497	1,532,921
EssilorLuxottica SA	550	91,542
Eurazeo SE	30,204	2,516,578
Eutelsat Communications SA	21,030	266,108
Faurecia SE*	33,566	1,813,473
ID Logistics Group*	7,102	1,964,880
Legrand SA	15,526	1,511,299
L’Oreal SA	7,126	2,917,886
LVMH Moet Hennessy Louis Vuitton SE	9,234	6,956,438
Natixis SA*	31,460	153,619
Neoen SA*,#	40,091	1,835,707
Orange SA	48,560	604,728
Publicis Groupe SA	4,450	288,004
Sanofi#	27,255	2,857,479
Sartorius Stedim Biotech	4,699	2,158,186
Schneider Electric SE	17,310	2,761,913
SCOR SE*	46,265	1,494,890
SEB SA	5,505	1,002,543
Societe BIC SA	1,980	139,923
Societe Generale SA*	12,593	358,236
Technip Energies NV*	93,424	1,330,419
Teleperformance	2,900	1,119,819
TOTAL SE#	66,643	2,945,475
Vinci SA#	813	89,210
Virbac SA*	6,015	1,952,418

TOTAL FRANCE		$53,410,896

GERMANY – 7.0%
adidas AG*	10,126	3,127,526
alstria office REIT AG	119,381	2,137,492
ArcelorMittal SA*	39,400	1,145,383
Aroundtown SA	66,440	511,595
BASF SE	9,650	777,707
Bayer AG	5,970	386,309
Bayerische Motoren Werke AG	19,358	1,939,870
Covestro AG	2,819	184,361
Daimler AG	25,805	2,296,613
Deutsche Bank AG*	96,600	1,345,760
Deutsche Post AG	34,340	2,022,529
Deutsche Telekom AG	42,646	820,725
Deutsche Wohnen SE	20,800	1,125,252
E.ON SE	38,900	469,050
Evotec SE*	48,613	2,022,137
Fielmann AG*	19,496	1,484,398
Freenet AG	10,052	244,431
Hannover Rueck SE	1,830	337,930
Hypoport SE*	3,302	1,989,942
Infineon Technologies AG	136,453	5,471,842
LEG Immobilien SE	3,530	491,147
Merck KGaA	6,500	1,141,949
MTU Aero Engines AG	7,023	1,772,306
Muenchener Rueckversicherungs AG	1,580	456,516
Nemetschek SE	34,023	2,536,202
New Work SE	6,445	1,956,337

ANNUAL REPORT / April 30, 2021

13	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value
Rheinmetall AG	2,920	$304,670
SAP SE	27,147	3,801,142
Siemens AG	15,740	2,625,982
Vonovia SE	26,080	1,713,579
Zalando SE*	33,042	3,436,322

TOTAL GERMANY		$50,077,004

HONG KONG – 4.2%
AIA Group Ltd.	596,800	7,574,929
ASM Pacific Technology Ltd.	150,400	2,271,556
Hong Kong Exchanges & Clearing Ltd.	47,800	2,882,868
Hutchison China MediTech Ltd., ADR*	101,171	2,862,128
Jardine Matheson Holdings Ltd.	46,400	3,115,722
Johnson Electric Holdings Ltd.	822,436	2,185,605
Swire Properties Ltd.	901,800	2,691,108
Techtronic Industries Co. Ltd.	353,500	6,414,177

TOTAL HONG KONG		$29,998,093

INDIA – 1.0%
HDFC Bank Ltd., ADR*	102,976	7,237,153

IRELAND – 0.8%
CRH PLC	32,960	1,555,193
Kerry Group PLC, Class A	11,472	1,487,021
Kingspan Group PLC	30,308	2,695,749

TOTAL IRELAND		$5,737,963

ITALY – 1.4%
A2A SpA	106,130	207,587
Assicurazioni Generali SpA*	22,067	441,703
ASTM SpA*	1,290	39,970
Enel SpA	167,269	1,660,869
Eni SpA	116,955	1,393,039
FinecoBank Banca Fineco SpA*	147,148	2,530,917
Intesa Sanpaolo SpA*	330,708	921,986
Iren SpA	32,640	97,423
Mediobanca Banca di Credito Finanziario SpA*	44,190	499,104
Salvatore Ferragamo SpA*,#	95,534	2,045,404
Societa Cattolica Di Assicurazione SPA*	10,240	60,698
UnipolSai Assicurazioni SpA	99,460	308,884

TOTAL ITALY		$10,207,584

JAPAN – 17.8%
ABC-Mart, Inc.	38,400	2,057,490
AEON Financial Service Co. Ltd.	57,300	652,267
AGC, Inc.	52,200	2,380,284
Air Water, Inc.#	74,000	1,224,015
Amada Co. Ltd.	157,400	1,707,224
Amano Corp.	30,000	815,097
Anritsu Corp.#	84,600	1,643,743
Ariake Japan Co. Ltd.	10,200	590,507
Aruhi Corp.	123,400	1,991,398
Asahi Group Holdings Ltd.	43,100	1,802,144
Astellas Pharma, Inc.	39,300	591,507
Central Japan Railway Co.	5,200	761,862
Chubu Electric Power Co., Inc.	113,900	1,380,286
cocokara fine, Inc.#	7,800	528,886
COMSYS Holdings Corp.	37,800	1,173,540

Description	Number of Shares	Value
Dai-ichi Life Holdings, Inc.	51,100	$922,716
Daikin Industries Ltd.	7,200	1,452,347
Daiseki Co. Ltd.	51,900	1,955,906
Denso Corp.	19,800	1,280,129
DKK Co. Ltd.	22,800	522,706
Doutor Nichires Holdings Co. Ltd.	20,800	310,545
East Japan Railway Co.	11,100	760,213
ENEOS Holdings, Inc.	137,600	591,806
FCC Co. Ltd.	40,600	653,404
Fuji Electric Co. Ltd.	24,800	1,129,088
FUJIFILM Holdings Corp.	11,500	744,916
Fujitsu Ltd.	7,400	1,175,549
Furukawa Electric Co. Ltd.	35,800	949,590
Fuso Chemical Co. Ltd.	18,400	662,586
Hino Motors Ltd.	67,000	562,338
Hitachi Ltd.	69,800	3,454,941
Honda Motor Co. Ltd.	84,100	2,507,848
Horiba Ltd.	6,900	449,440
IHI Corp.*	34,400	694,698
Isetan Mitsukoshi Holdings Ltd.	65,600	459,633
ITOCHU Corp.	66,200	2,066,681
Iwatani Corp.	8,400	526,457
J Front Retailing Co. Ltd.	44,900	428,720
Japan Airlines Co. Ltd.*	10,100	216,363
JGC Holdings Corp.	76,300	872,230
JSP Corp.	29,100	473,612
Kamigumi Co. Ltd.	64,500	1,256,719
Kaneka Corp.	53,800	2,095,391
KDDI Corp.	28,100	849,448
KH Neochem Co. Ltd.	33,800	804,121
Kintetsu World Express, Inc.	46,600	1,124,341
Komatsu Ltd.	22,100	649,842
Kumagai Gumi Co. Ltd.	14,500	403,824
Kureha Corp.	14,500	980,736
Mabuchi Motor Co. Ltd.	19,800	793,043
Mirait Holdings Corp.	56,600	915,206
Mitsubishi Chemical Holdings Corp.	106,000	789,115
Mitsubishi Corp.	83,800	2,317,130
Mitsubishi Electric Corp.	90,800	1,399,078
Mitsubishi UFJ Financial Group, Inc.	351,500	1,870,014
Mitsui Fudosan Co. Ltd.	56,300	1,223,922
Mitsui Mining & Smelting Co. Ltd.	18,000	612,756
Mitsui OSK Lines Ltd.	46,900	1,885,573
Murata Manufacturing Co. Ltd.	19,400	1,542,444
NEC Networks & System Integration Corp.	67,300	1,157,740
Nexon Co. Ltd.	5,800	191,848
NGK Insulators Ltd.	63,800	1,166,037
Nihon Kohden Corp.	14,200	429,387
Nintendo Co. Ltd.	4,400	2,524,075
Nippon Steel Corp.	65,400	1,142,864
Nippon Telegraph & Telephone Corp.	62,100	1,565,720
Nitori Holdings Co. Ltd.	4,200	752,243
NOK Corp.	153,200	1,974,430
NTT Data Corp.	91,900	1,430,971
Olympus Corp.	82,800	1,704,150
Organo Corp.	9,300	622,683
ORIX Corp.	41,900	676,428

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington International Fund (continued)	14

Description	Number of Shares	Value
Osaka Gas Co. Ltd.	14,600	$282,597
Otsuka Corp.	43,100	2,168,086
Pacific Industrial Co. Ltd.	58,300	627,034
Pan Pacific International Holdings Corp.	63,100	1,360,142
Panasonic Corp.	61,800	725,656
Recruit Holdings Co. Ltd.	30,900	1,393,204
Relia, Inc.	48,000	571,269
Resona Holdings, Inc.	68,400	281,578
Saizeriya Co. Ltd.	18,700	410,447
San-A Co. Ltd.	24,200	929,357
Santen Pharmaceutical Co. Ltd.	102,200	1,308,945
SBI Holdings, Inc.	28,900	816,853
SCREEN Holdings Co. Ltd.	16,100	1,533,310
Seino Holdings Co. Ltd.	57,400	789,275
Seria Co. Ltd.	20,800	753,773
Shibaura Machine Co. Ltd.	55,100	1,314,095
SoftBank Group Corp.	37,000	3,334,094
Sompo Holdings, Inc.	19,100	709,854
Sony Group Corp.	32,700	3,269,311
SUMCO Corp.	20,300	525,002
Sumitomo Electric Industries Ltd.	79,200	1,178,488
Sumitomo Metal Mining Co. Ltd.	48,300	2,044,943
Sumitomo Mitsui Financial Group, Inc.	39,400	1,384,072
Sumitomo Rubber Industries Ltd.	36,200	448,440
Suzuki Motor Corp.	12,800	485,715
Tatsuta Electric Wire & Cable Co. Ltd.	55,900	304,956
TDK Corp.	16,800	2,278,298
Terumo Corp.	17,600	665,495
THK Co. Ltd.	40,200	1,371,409
Toagosei Co. Ltd.	8,800	98,547
Tokio Marine Holdings, Inc.	18,600	891,998
Tokyu Fudosan Holdings Corp.	76,500	425,794
Tomy Co. Ltd.	36,100	309,982
Topcon Corp.	161,800	2,207,511
Torii Pharmaceutical Co. Ltd.	31,600	745,398
Toyo Tanso Co. Ltd.	33,200	651,367
Toyota Motor Corp.	57,700	4,317,355
Trend Micro, Inc.	22,500	1,070,975
Tsumura & Co.	37,000	1,232,237
Welcia Holdings Co. Ltd.	17,300	539,707
Z Holdings Corp.	70,800	326,549

TOTAL JAPAN		$128,059,109

LUXEMBOURG – 0.0%**
APERAM SA	4,390	227,215

MACAO – 0.4%
Galaxy Entertainment Group Ltd.*	227,000	1,992,634
Sands China Ltd.*	212,000	1,003,197

TOTAL MACAO		$2,995,831

NETHERLANDS – 3.3%
Aalberts NV	37,739	2,038,884
ABN AMRO Bank NV*	5,512	71,172
Adyen NV*	657	1,616,939
Aegon NV	78,886	365,583
ASML Holding NV	11,894	7,720,895
ASR Nederland NV	7,497	327,435

Description	Number of Shares	Value
BE Semiconductor Industries NV	1,570	$126,801
IMCD NV	18,569	2,697,136
ING Groep NV	133,367	1,703,763
Koninklijke Ahold Delhaize NV	53,580	1,441,941
Koninklijke Philips NV*	18,651	1,054,586
NN Group NV	32,119	1,602,047
Royal Dutch Shell PLC, Class A	79,920	1,503,797
Royal Dutch Shell PLC, Class B	27,972	500,522
Wolters Kluwer NV	12,300	1,112,548

TOTAL NETHERLANDS		$23,884,049

NORWAY – 0.9%
Equinor ASA	83,470	1,685,491
Kahoot! ASA*	63,635	668,505
Orkla ASA	33,280	339,227
Telenor ASA	13,100	233,376
TOMRA Systems ASA	64,020	3,198,274

TOTAL NORWAY		$6,124,873

PHILIPPINES – 0.2%
Ayala Land, Inc.	1,838,600	1,226,631

RUSSIAN FEDERATION – 0.0%**
Evraz PLC	35,040	310,746

SINGAPORE – 0.6%
Oversea-Chinese Banking Corp. Ltd.	441,761	4,038,373

SOUTH AFRICA – 0.3%
Anglo American PLC	52,360	2,220,088
Investec PLC	33,220	133,674

TOTAL SOUTH AFRICA		$2,353,762

SOUTH KOREA – 3.6%
LG Chem Ltd.	1,577	1,316,461
NAVER Corp.	11,557	3,721,609
Samsung Electronics Co. Ltd.	206,952	15,083,795
SK Hynix, Inc.	17,721	2,021,636
SK Materials Co. Ltd.	12,216	3,680,802

TOTAL SOUTH KOREA		$25,824,303

SPAIN – 1.4%
ACS Actividades de Construccion y Servicios SA#	18,623	606,751
Amadeus IT Group SA*	4,830	328,914
Banco Bilbao Vizcaya Argentaria SA*	61,233	342,879
Banco Santander SA*,#	300,394	1,158,787
Bankinter SA	316,086	1,728,532
Cellnex Telecom SA	20,200	1,142,594
Enagas SA	7,500	163,279
Iberdrola SA	106,130	1,434,237
Industria de Diseno Textil SA#	28,693	1,020,917
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros*	316,086	619,424
Mediaset Espana Comunicacion SA*	37,460	238,441
Naturgy Energy Group SA	9,480	243,537
Telefonica SA	202,012	936,189

TOTAL SPAIN		$9,964,481

ANNUAL REPORT / April 30, 2021

15	PORTFOLIOS OF INVESTMENTS

Wilmington International Fund (continued)

Description	Number of Shares	Value

SWEDEN – 5.1%
AddLife AB, Class B	52,314	$1,448,663
Annehem Fastigheter AB, Class B*	6,045	21,154
Assa Abloy AB, Class B#	97,453	2,778,345
Atlas Copco AB, Class A#	49,351	2,992,648
Avanza Bank Holding AB	69,122	2,481,152
Boliden AB*,#	13,640	530,562
Epiroc AB, Class A#	88,600	1,917,083
EQT AB	34,300	1,155,994
Fabege AB	108,045	1,610,868
GARO AB*,#	22,518	1,773,848
Hexagon AB, Class B	33,667	3,215,836
Hexpol AB	62,658	768,212
Investor AB, Class A	2,230	189,406
JM AB	44,545	1,650,207
Paradox Interactive AB#	70,417	1,649,819
Peab AB, Class B*	26,199	377,936
Sinch AB*	8,280	1,293,063
Skandinaviska Enskilda Banken AB, Class A	49,971	640,286
SKF AB, Class B	7,820	202,036
Sweco AB, Class B#	175,365	3,118,166
Swedbank AB, Class A	89,250	1,566,794
Swedish Match AB	16,330	1,336,848
Tele2 AB, Class B#	31,500	406,863
Telefonaktiebolaget LM Ericsson, Class B	80,600	1,106,972
Trelleborg AB, Class B	41,057	1,068,132
Volvo AB, Class B	67,190	1,640,819

TOTAL SWEDEN		$36,941,712

SWITZERLAND – 5.6%
ABB Ltd.	72,440	2,353,009
BKW AG	8,022	898,412
Chocoladefabriken Lindt & Spruengli AG*	137	1,271,555
Cie Financiere Richemont SA	11,100	1,139,157
Comet Holding AG	7,692	1,972,324
Emmi AG	1,777	1,845,492
EMS-Chemie Holding AG	80	74,697
Geberit AG	340	223,723
Julius Baer Group Ltd.	18,300	1,151,755
Kuehne + Nagel International AG	950	284,045
LafargeHolcim Ltd.*	23,620	1,457,536
Landis+Gyr Group AG*	1,070	74,171
Logitech International SA	2,470	274,922
Lonza Group AG*	2,589	1,645,864
Nestle SA	1,850	220,762
Novartis AG	40,673	3,470,887
Partners Group Holding AG	2,906	4,139,501
Siegfried Holding AG*	2,507	2,305,602
Sika AG	14,966	4,469,784
Straumann Holding AG	1,961	2,802,607
Swiss Life Holding AG	1,510	735,720
Swiss Prime Site AG	910	88,560
Swisscom AG	2,200	1,194,488
Temenos AG*	6,914	1,016,496
UBS Group AG	111,810	1,707,407
VAT Group AG	3,208	916,090
Zur Rose Group AG*	4,706	1,566,218

Description	Number of Shares	Value
Zurich Insurance Group AG	2,947	$1,209,032

TOTAL SWITZERLAND		$40,509,816

TAIWAN – 4.5%
Hon Hai Precision Industry Co. Ltd.	531,000	2,182,966
MediaTek, Inc.	130,000	5,449,937
Merida Industry Co. Ltd.	277,000	3,295,175
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000,000	21,059,624

TOTAL TAIWAN		$31,987,702

THAILAND – 0.4%
Kasikornbank PCL	602,400	2,549,785

UNITED KINGDOM – 6.3%
3i Group PLC	21,540	381,512
Admiral Group PLC	12,450	537,949
Ashtead Group PLC	17,900	1,150,092
Aviva PLC	55,133	304,806
Barclays PLC	454,700	1,100,816
Barratt Developments PLC	39,237	418,355
Berkeley Group Holdings PLC	4,737	302,735
BP PLC	468,757	1,962,381
British American Tobacco PLC	32,440	1,203,633
BT Group PLC*	175,855	401,116
Clipper Logistics PLC	164,748	1,565,574
Croda International PLC	30,734	2,871,169
CVS Group PLC*	54,954	1,694,548
DCC PLC	23,160	2,009,572
Dechra Pharmaceuticals PLC	28,135	1,567,176
easyJet PLC*	108,260	1,547,777
Future PLC	66,577	2,169,334
GB Group PLC	125,367	1,555,859
GlaxoSmithKline PLC	80,060	1,479,490
Hargreaves Lansdown PLC#	10,310	244,777
Hill & Smith Holdings PLC	82,834	1,684,449
HSBC Holdings PLC	247,140	1,543,072
IG Group Holdings PLC	11,060	139,920
Imperial Brands PLC	20,440	426,042
Kingfisher PLC*	102,000	503,540
Legal & General Group PLC	135,843	510,035
Lloyds Banking Group PLC	3,239,699	2,031,549
Marshalls PLC*	89,742	901,069
National Grid PLC	108,722	1,370,501
Natwest Group PLC	96,820	262,751
Ninety One PLC	16,720	56,508
Pennon Group PLC	3,910	55,850
Persimmon PLC	19,291	834,539
Reckitt Benckiser Group PLC	4,230	376,629
Rightmove PLC#	15,420	130,719
Softcat PLC	4,090	108,292
Spirax-Sarco Engineering PLC	4,994	815,141
Spirent Communications PLC	30,180	106,838
SSE PLC	14,763	299,298
St. James’s Place PLC#	75,919	1,427,911
Synthomer PLC	12,060	84,691
Tate & Lyle PLC	16,070	177,775
Tesco PLC	119,549	364,931

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington International Fund (continued)	16

Description	Number of Shares	Value
Trainline PLC*	37,838	$238,340
Travis Perkins PLC*	79,450	1,687,153
Unilever PLC	37,835	2,209,233
UNITE Group PLC (The)	79,855	1,284,710
Vodafone Group PLC	264,580	499,316
WPP PLC	17,960	242,139

TOTAL UNITED KINGDOM		$44,841,612

UNITED STATES – 2.0%
Ferguson PLC	4,950	624,324
James Hardie Industries PLC*	191,815	6,321,141
ResMed, Inc.	140,341	2,832,140
Samsonite International SA*	1,351,486	2,501,235
Stellantis NV	50,850	843,498
Stellantis NV	66,300	1,098,559

TOTAL UNITED STATES		$14,220,897

TOTAL COMMON STOCKS (Cost $458,936,286)		$653,668,169

INVESTMENT COMPANIES – 3.5%
iShares MSCI ACWI ex U.S. ETF	71,600	4,051,844
iShares MSCI Canada ETF#	372,800	13,275,408
iShares MSCI EAFE Growth ETF#	37,600	3,931,456
iShares MSCI Europe Financials ETF	179,500	3,598,975

TOTAL INVESTMENT COMPANIES (Cost $23,472,688)		$24,857,683

PREFERRED STOCKS – 0.4%

GERMANY – 0.4%
Henkel AG & Co. KGaA, 1.85%	4,360	500,832
Volkswagen AG, 4.86%	9,952	2,591,099

TOTAL PREFERRED STOCKS (Cost $2,298,946)		$3,091,931

WARRANTS – 1.1%

CHINA – 1.1%
Midea Group Co. Ltd., Expire 05/27/21*	308,131	3,817,897
Shanghai Kelai Mechatronics Engineering Co. Ltd., Expire 03/3/22*	435,800	1,830,012
Zhejiang Sanhua Intelligent Controls Co. Ltd., Expire 10/29/21*	745,704	2,468,653

TOTAL WARRANTS (Cost $7,354,515)		$8,116,562

MONEY MARKET FUND – 2.9%
Dreyfus Government Cash Management
Fund, Institutional Shares, 0.03%^	20,524,201	20,524,201

TOTAL MONEY MARKET FUND (Cost $20,524,201)		$20,524,201

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 3.5%

MONEY MARKET FUNDS – 1.8%
Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%^	2,020,000	2,020,000

Description	Number of Shares	Value
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.03%^	2,220,000	$2,220,000
Invesco STIT, Government & Agency Portfolio, 0.03%^	1,510,000	1,510,000
Blackrock Liquidity Fed Fund, Institutional Shares, 0.03%^	2,280,000	2,280,000
JPMorgan U.S. Government Money Market Fund, Capital Class, 0.03%^	1,550,000	1,550,000
Federated Hermes Government Obligations Fund, Premier Shares, 0.02%^	1,290,000	1,290,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03%^	2,280,000	2,280,000

TOTAL MONEY MARKET FUNDS (Cost $13,150,000)		$13,150,000

	Par Value

REPURCHASE AGREEMENTS – 1.7%
Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $2,552,308 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $2,603,352.	$2,552,306	2,552,306
Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $4,812,002 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $4,908,238.	4,811,998	4,811,998
RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $4,812,002 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $4,908,238.	4,811,998	4,811,998

TOTAL REPURCHASE AGREEMENTS (Cost $12,176,302)		$12,176,302

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (Cost $25,326,302)		$25,326,302

TOTAL INVESTMENTS – 102.5% (Cost $537,912,938)		$735,584,848

COLLATERAL FOR SECURITIES ON LOAN – (3.5%)		(25,326,302)

OTHER ASSETS LESS LIABILITIES – 1.0%		7,219,212

TOTAL NET ASSETS – 100.0%		$717,477,758

ANNUAL REPORT / April 30, 2021

17	PORTFOLIOS OF INVESTMENTS Wilmington International Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets

Investments in Securities

Common Stocks

Australia	$—	$27,111,444	$ —		$27,111,444

Belgium	—	3,392,358	—		3,392,358

Bulgaria	—	—	—	(a)	—

China	20,969,315	41,639,918	—		62,609,233

Denmark	—	20,657,226	—		20,657,226

Finland	—	7,168,318	—		7,168,318

France	1,330,419	52,080,477	—		53,410,896

Germany	—	50,077,004	—		50,077,004

Hong Kong	2,862,128	27,135,965	—		29,998,093

India	7,237,153	—	—		7,237,153

Ireland	—	5,737,963	—		5,737,963

Italy	—	10,207,584	—		10,207,584

Japan	—	128,059,109	—		128,059,109

Luxembourg	—	227,215	—		227,215

Macao	—	2,995,831	—		2,995,831

Netherlands	—	23,884,049	—		23,884,049

Norway	—	6,124,873	—		6,124,873

Philippines	—	1,226,631	—		1,226,631

Russian Federation	—	310,746	—		310,746

Singapore	—	4,038,373	—		4,038,373

South Africa	—	2,353,762	—		2,353,762

South Korea	—	25,824,303	—		25,824,303

Spain	619,424	9,345,057	—		9,964,481

Sweden	—	36,941,712	—		36,941,712

Switzerland	—	40,509,816	—		40,509,816

Taiwan	—	31,987,702	—		31,987,702

Thailand	—	2,549,785	—		2,549,785

United Kingdom	—	44,841,612	—		44,841,612

United States	—	14,220,897	—		14,220,897

Investment Companies	24,857,683	—	—		24,857,683

Preferred Stocks

Germany	—	3,091,931	—		3,091,931

Warrants

China	—	8,116,562	—		8,116,562

Money Market Funds	33,674,201	—	—		33,674,201

Repurchase Agreements	—	12,176,302	—		12,176,302

Total Investments in Securities	$91,550,323	$644,034,525	$—		$735,584,848

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington International Fund (concluded)	18

	Level 1	Level 2	Level 3	Total

Liabilities

Other Financial Instruments!

Financial Futures Contracts	$(609,275)	$—	$—	$(609,275)

Total Liabilities - Other Financial Instruments	$(609,275)	$—	$—	$(609,275)

(a)	Includes internally fair valued securities currently priced at zero ($0).

!	Other financial instruments are derivative instruments, such as financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

As a result of utilizing international fair value pricing at April 30, 2021, a majority portion of the Fund’s common stock investments were categorized as Level 2.

¢	Country classifications are based on primary country of risk.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

**	Represents less than 0.05%.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited Partnership With Share Capital
SpA	Societa per Azioni

At April 30, 2021, the International Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation(a)	Unrealized (Depreciation)(a)
LONG POSITIONS:
EXCHANGE-TRADED:
MSCI India NTR Index	June 2021	154	$13,438,461	$12,829,186	$—	$(609,275)
UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$—	$(609,275)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2021. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

19

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Global Alpha Equities Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

Common Stocks	Percentage of Total Net Assets
Insurance	6.8%
IT Services	4.4%
Pharmaceuticals	4.2%
Health Care Equipment & Supplies	3.6%
Machinery	3.5%
Software	3.5%
Interactive Media & Services	3.4%
Banks	3.1%
Hotels, Restaurants & Leisure	2.9%
Internet & Direct Marketing Retail	2.6%
Diversified Financial Services	2.5%
Capital Markets	2.5%
Commercial Services & Supplies	2.3%
Real Estate Investment Trusts	2.2%
Aerospace & Defense	2.1%
Beverages	2.1%
Professional Services	2.0%
Oil, Gas & Consumable Fuels	1.9%
Specialty Retail	1.9%
Trading Companies & Distributors	1.9%
Health Care Providers & Services	1.9%
Diversified Telecommunication Services	1.8%
Semiconductors & Semiconductor Equipment	1.8%
Food Products	1.7%
Technology Hardware, Storage & Peripherals	1.6%
Air Freight & Logistics	1.5%
Road & Rail	1.4%
Communications Equipment	1.2%
Household Products	1.2%
Chemicals	1.2%
Metals & Mining	1.1%
Household Durables	1.1%
Electric Utilities	1.0%
Building Products	1.0%
Automobiles	1.0%
Construction & Engineering	0.9%
Multi-Utilities	0.9%
Electronic Equipment, Instruments & Components	0.9%
Food & Staples Retailing	0.9%
Gas Utilities	0.8%
Multiline Retail	0.8%
Wireless Telecommunication Services	0.7%
Media	0.7%
Consumer Finance	0.6%
Life Sciences Tools & Services	0.5%
Electrical Equipment	0.5%
Real Estate Management & Development	0.5%
Entertainment	0.4%
Textiles, Apparel & Luxury Goods	0.4%
Diversified Consumer Services	0.4%
Auto Components	0.3%
Leisure Products	0.3%

Common Stocks	Percentage of Total Net Assets
Tobacco	0.3%
Health Care Technology	0.2%
Marine	0.2%
Containers & Packaging	0.2%
Water Utilities	0.2%
Construction Materials	0.2%
Biotechnology	0.2%
Distributors	0.1%
Transportation Infrastructure	0.1%
Personal Products	0.1%
Energy Equipment & Services	0.1%
Airlines	0.1%
Preferred Stock	0.2%
Investment Companies	0.0	%(1)
Cash Equivalents(2)	3.3%
Other Assets and Liabilities - Net(3)	4.1%

TOTAL	100.0%

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	20

Country Allocation	Percentage of Total Net Assets

Common Stocks
United States	48.4%
Japan	8.5%
United Kingdom	5.8%
France	5.6%
Canada	4.9%
China	4.4%
Switzerland	3.2%
Netherlands	1.7%
Hong Kong	1.3%
Taiwan	1.3%
Germany	1.2%
Sweden	1.0%
All other countries less than 1.0%	5.1%
Preferred Stocks	0.2%
Investment Companies	0.0	%(1)
Cash Equivalents(2)	3.3%
Other Assets and Liabilities - Net(3)	4.1%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Number of Shares	Value

COMMON STOCKS – 92.4%

AEROSPACE & DEFENSE – 2.1%

BAE Systems PLC	141,080	$985,477

BWX Technologies, Inc.	10,233	684,792

CAE, Inc.*	14,999	469,806

Dassault Aviation SA*	55	59,919

Lockheed Martin Corp.	2,626	999,351

Raytheon Technologies Corp.	7,427	618,223

Safran SA*	3,855	575,585

TOTAL AEROSPACE & DEFENSE		$4,393,153

AIR FREIGHT & LOGISTICS – 1.5%

Bpost SA*	2,832	30,098

C.H. Robinson Worldwide, Inc.	1,969	191,151

DSV Panalpina A/S	2,354	524,448

Expeditors International of Washington, Inc.	7,420	815,161

FedEx Corp.	2,247	652,327

PostNL NV	12,787	66,792

SG Holdings Co. Ltd.	2,825	64,153

United Parcel Service, Inc., Class B	3,056	622,996

ZTO Express Cayman, Inc., ADR	5,661	182,058

TOTAL AIR FREIGHT & LOGISTICS		$3,149,184

AIRLINES – 0.1%

Japan Airlines Co. Ltd.*	5,000	107,110

AUTO COMPONENTS – 0.3%

Aisan Industry Co. Ltd.	1,965	13,899

Description	Number of Shares	Value

Continental AG*	379	$51,218

Exedy Corp.	2,795	40,130

Hankook Tire & Technology Co. Ltd.	1,620	69,902

NOK Corp.	6,655	85,769

Sumitomo Electric Industries Ltd.	3,657	54,416

Sumitomo Riko Co. Ltd.	3,150	20,448

Tachi-S Co. Ltd.	3,340	34,741

Tokai Rika Co. Ltd.	7,857	127,194

Toyota Boshoku Corp.	4,960	92,536

TS Tech Co. Ltd.	4,364	60,846

Unipres Corp.	5,180	49,723

TOTAL AUTO COMPONENTS		$700,822

AUTOMOBILES – 1.0%

Daimler AG	2,238	199,179

Dongfeng Motor Group Co. Ltd., Class H	117,711	102,302

Ferrari NV	1,870	400,586

Honda Motor Co. Ltd.	14,465	431,344

Isuzu Motors Ltd.	54,853	556,985

Mitsubishi Motors Corp.*	9,550	25,875

Nissan Motor Co. Ltd.*	17,480	87,749

Renault SA*	2,012	81,100

Suzuki Motor Corp.	2,773	105,226

TOTAL AUTOMOBILES		$1,990,346

BANKS – 3.1%

ABN AMRO Bank NV*	8,912	115,073

AIB Group PLC*	45,067	131,662

ANNUAL REPORT / April 30, 2021

21	PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

Bank Mandiri Persero Tbk PT	69,746	$29,695

Bank of Ireland Group PLC*	29,030	170,111

Bank of Nova Scotia (The)	10,638	677,408

Bank of Nova Scotia (The)	9,779	622,824

BPER Banca*	30,060	68,492

CaixaBank SA	50,851	162,671

Dah Sing Financial Holdings Ltd.	12,181	39,340

DGB Financial Group, Inc.	8,784	69,880

DNB ASA	22,324	478,766

Erste Group Bank AG*	2,202	78,264

First Citizens BancShares, Inc., Class A	493	427,658

First Republic Bank	3,100	568,044

KB Financial Group, Inc., ADR	3,534	172,883

PNC Financial Services Group, Inc. (The)	4,600	859,970

Popular, Inc.	5,054	373,794

Resona Holdings, Inc.	68,540	282,154

Sberbank of Russia PJSC, ADR	3,664	57,781

Shinhan Financial Group Co. Ltd., ADR	4,123	147,356

Standard Chartered PLC	72,089	517,162

Sumitomo Mitsui Trust Holdings, Inc.	3,570	121,675

Tochigi Bank Ltd. (The)	10,150	16,168

Unicaja Banco SA	66,285	65,325

UniCredit SpA	14,407	147,989

TOTAL BANKS		$6,402,145

BEVERAGES – 2.1%

Anadolu Efes Biracilik Ve Malt Sanayii AS	22,309	62,834

Asahi Group Holdings Ltd.	3,144	131,460

Boston Beer Co., Inc. (The), Class A*	381	463,483

Coca-Cola Co. (The)	9,996	539,584

Coca-Cola Icecek AS	6,913	65,701

Constellation Brands, Inc., Class A	3,591	862,989

Diageo PLC	18,589	834,487

Heineken NV	6,727	780,329

PepsiCo., Inc.	3,620	521,859

TOTAL BEVERAGES		$4,262,726

BIOTECHNOLOGY – 0.2%

Zai Lab Ltd., ADR*	2,025	336,575

BUILDING PRODUCTS – 1.0%

Assa Abloy AB, Class B	14,372	409,739

Cie de Saint-Gobain*	4,267	269,227

Geberit AG	90	59,221

Johnson Controls International PLC	7,220	450,095

Lennox International, Inc.	2,691	902,400

TOTAL BUILDING PRODUCTS		$2,090,682

CAPITAL MARKETS – 2.5%

Ares Management Corp., Class A	9,486	498,205

Charles Schwab Corp. (The)	27,679	1,948,601

CSC Financial Co. Ltd., Class H	63,500	73,935

GAM Holding AG*	4,097	10,616

Hong Kong Exchanges & Clearing Ltd.	3,700	223,151

Ichiyoshi Securities Co. Ltd.	4,430	25,132

Intercontinental Exchange, Inc.	1,654	194,692

Intermediate Capital Group PLC	17,051	514,767

Julius Baer Group Ltd.	1,058	66,588

Description	Number of Shares	Value

MarketAxess Holdings, Inc.	341	$166,565

Moody’s Corp.	990	323,443

Nomura Holdings, Inc.	10,382	55,805

Partners Group Holding AG	98	139,598

UBS Group AG	50,656	773,548

Uranium Participation Corp.*	9,181	40,111

TOTAL CAPITAL MARKETS		$5,054,757

CHEMICALS – 1.2%

ADEKA Corp.	6,571	127,881

Air Liquide SA	453	76,286

China BlueChemical Ltd., Class H	179,584	50,773

Croda International PLC	1,147	107,153

EMS-Chemie Holding AG	109	101,775

Fujimi, Inc.	1,000	41,819

Givaudan SA	27	113,135

Koninklijke DSM NV	582	104,353

Linde PLC	2,675	764,622

Lintec Corp.	3,200	69,632

Nissan Chemical Corp.	146	7,506

Sanyo Chemical Industries Ltd.	1,200	57,006

Sherwin-Williams Co. (The)	2,516	689,057

Symrise AG	806	104,083

TOTAL CHEMICALS		$2,415,081

COMMERCIAL SERVICES & SUPPLIES – 2.3%

Aeon Delight Co. Ltd.	4,873	148,683

Babcock International Group PLC*	17,672	70,337

Cintas Corp.	2,691	928,772

Clean Harbors, Inc.*	5,254	467,396

Copart, Inc.*	14,423	1,795,808

Prosegur Cia de Seguridad SA	20,797	64,685

Rollins, Inc.	4,624	172,383

Secom Co. Ltd.	2,483	206,919

Toppan Forms Co. Ltd.	4,585	48,406

Toppan Printing Co. Ltd.	3,480	59,430

Waste Connections, Inc.	6,451	768,379

TOTAL COMMERCIAL SERVICES & SUPPLIES		$4,731,198

COMMUNICATIONS EQUIPMENT – 1.2%

Accton Technology Corp.	59,000	668,062

Cisco Systems, Inc.	9,772	497,493

Motorola Solutions, Inc.	6,223	1,171,791

Nokia OYJ*	36,549	173,131

TOTAL COMMUNICATIONS EQUIPMENT		$2,510,477

CONSTRUCTION & ENGINEERING – 0.9%

China Machinery Engineering Corp., Class H	94,953	42,484

Chiyoda Corp.*	6,760	31,449

Implenia AG*	1,286	37,484

JGC Holdings Corp.	19,631	224,414

Kumagai Gumi Co. Ltd.	2,676	74,526

Kyowa Exeo Corp.	3,514	93,476

Raubex Group Ltd.	16,850	30,669

Taisei Corp.	2,401	88,713

Toyo Engineering Corp.*	2,309	14,800

Vinci SA	11,911	1,306,991

TOTAL CONSTRUCTION & ENGINEERING		$1,945,006

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	22

Description	Number of Shares	Value

CONSTRUCTION MATERIALS – 0.2%
Imerys SA	1,436	$74,644
LafargeHolcim Ltd.*	3,565	219,988
Taiheiyo Cement Corp.	2,820	70,801
Vicat SA	1,263	63,481

TOTAL CONSTRUCTION MATERIALS		$428,914

CONSUMER FINANCE – 0.6%
American Express Co.	2,914	446,862
Credit Acceptance Corp.*	1,664	656,931
Provident Financial PLC*	13,385	45,264

TOTAL CONSUMER FINANCE		$1,149,057

CONTAINERS & PACKAGING – 0.2%
Ball Corp.	4,772	446,850
Nampak Ltd.*	56,917	12,077

TOTAL CONTAINERS & PACKAGING		$458,927

DISTRIBUTORS – 0.1%
Genuine Parts Co.	1,719	214,823
PALTAC Corp.	1,250	65,128

TOTAL DISTRIBUTORS		$279,951

DIVERSIFIED CONSUMER SERVICES – 0.4%
Benesse Holdings, Inc.	425	9,385
Chegg, Inc.*	6,622	598,165
New Oriental Education & Technology Group,
Inc., ADR*	4,276	65,252
TAL Education Group, ADR*	2,896	164,927

TOTAL DIVERSIFIED CONSUMER SERVICES		$837,729

DIVERSIFIED FINANCIAL SERVICES – 2.5%
Bank of America Corp.	20,267	821,422
Berkshire Hathaway, Inc., Class B*	4,852	1,334,057
BNP Paribas SA*	3,601	230,888
G-Resources Group Ltd.*	1,133,619	7,014
ING Groep NV	20,016	255,704
Investor AB, Class B	1,388	117,823
JPMorgan Chase & Co.	3,495	537,566
Kasikornbank PCL	28,456	120,446
Mitsubishi UFJ Financial Group, Inc.	127,364	677,589
Royal Bank of Canada	5,101	486,839
Societe Generale SA*	5,223	148,580
Sumitomo Mitsui Financial Group, Inc.	11,685	410,479

TOTAL DIVERSIFIED FINANCIAL SERVICES		$5,148,407

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.8%
AT&T, Inc.	6,304	198,009
BT Group PLC*	51,800	118,153
Cellnex Telecom SA	10,363	586,173
Hellenic Telecommunications Organization SA	31,988	542,441
Koninklijke KPN NV	136,570	471,114
KT Corp., ADR	10,041	126,517
Magyar Telekom Telecommunications PLC,
ADR	7,725	53,901
Nippon Telegraph & Telephone Corp.	11,058	278,804
Orange SA	10,666	132,826
Proximus SADP	4,907	104,543
Swisscom AG	193	104,789

Description	Number of Shares	Value
Telenor ASA	4,920	$87,650
Telia Co. AB	23,584	97,728
Turk Telekomunikasyon AS	63,667	48,944
Verizon Communications, Inc.	13,758	795,075

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		$3,746,667

ELECTRIC UTILITIES – 1.0%
American Electric Power Co., Inc.	134	11,887
Chugoku Electric Power Co., Inc. (The)	5,624	62,943
Duke Energy Corp.	5,248	528,421
Edison International	6,115	363,537
Exelon Corp.	7,927	356,239
Iberdrola SA	7,545	101,963
Pinnacle West Capital Corp.	7,482	633,351
Red Electrica Corp. SA	5,109	93,791

TOTAL ELECTRIC UTILITIES		$2,152,132

ELECTRICAL EQUIPMENT – 0.5%
Cosel Co. Ltd.	4,590	44,599
Mitsubishi Electric Corp.	11,570	178,275
Nippon Carbon Co. Ltd.	1,500	62,917
Nissin Electric Co. Ltd.	4,500	49,620
Schneider Electric SE	3,261	520,312
Ushio, Inc.	10,740	142,242
Zumtobel Group AG*	2,714	27,503

TOTAL ELECTRICAL EQUIPMENT		$1,025,468

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.9%
Ai Holdings Corp.	3,900	74,456
Amphenol Corp., Class A	2,247	151,313
Canon Marketing Japan, Inc.	3,731	90,074
Citizen Watch Co. Ltd.	17,280	58,144
Enplas Corp.	390	14,973
Foxconn Technology Co. Ltd.	27,760	68,181
Halma PLC	2,815	100,587
Hon Hai Precision Industry Co. Ltd.	24,925	102,468
II-VI, Inc.*	5,925	397,804
Keyence Corp.	147	70,568
Kyocera Corp.	1,740	105,641
Maruwa Co. Ltd.	513	52,867
Nichicon Corp.	2,445	24,002
Nippon Chemi-Con Corp.*	3,490	54,872
PAX Global Technology Ltd.	66,276	73,340
Sunny Optical Technology Group Co. Ltd.	18,300	443,632

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		$1,882,922

ENERGY EQUIPMENT & SERVICES – 0.1%
Drilling Co. of 1972 A/S (The)*	232	9,709
Fugro NV*	4,012	41,765
Saipem SpA	17,409	40,140
Trican Well Service Ltd.*	20,938	35,943

TOTAL ENERGY EQUIPMENT & SERVICES		$127,557

ENTERTAINMENT – 0.4%
Bilibili, Inc., ADR*	675	74,831
Bilibili, Inc., Class Z*	200	22,941
DeNA Co. Ltd.*	4,815	98,512

ANNUAL REPORT / April 30, 2021

23	PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
NetEase, Inc., ADR	2,495	$279,590
Nexon Co. Ltd.	2,540	84,016
Nintendo Co. Ltd.	138	79,164
Tencent Music Entertainment Group, ADR*	15,234	265,376

TOTAL ENTERTAINMENT		$904,430

FOOD & STAPLES RETAILING – 0.9%
Cosmos Pharmaceutical Corp.	415	59,564
Costco Wholesale Corp.	480	178,603
J Sainsbury PLC	77,491	254,519
Jeronimo Martins SGPS SA	5,955	108,735
Kato Sangyo Co. Ltd.	1,300	38,139
Koninklijke Ahold Delhaize NV	3,654	98,336
METRO AG	2,159	23,601
Performance Food Group Co.*	10,157	596,216
Sundrug Co. Ltd.	2,573	87,684
Tesco PLC	26,505	80,908
Walmart, Inc.	1,219	170,550
Wm Morrison Supermarkets PLC	43,671	104,884

TOTAL FOOD & STAPLES RETAILING		$1,801,739

FOOD PRODUCTS – 1.7%
Astral Foods Ltd.	3,519	33,520
Barry Callebaut AG	46	101,564
Calbee, Inc.	2,511	60,225
China Feihe Ltd.	42,000	119,339
Chocoladefabriken Lindt & Spruengli AG*	11	102,096
General Mills, Inc.	2,369	144,177
Hormel Foods Corp.	3,725	172,095
Kellogg Co.	9,207	574,701
MEIJI Holdings Co. Ltd.	710	44,058
Nestle SA	8,614	1,027,915
Nissin Foods Holdings Co. Ltd.	854	60,515
Nomad Foods Ltd.*	18,318	534,153
Perusahaan Perkebunan London Sumatra
Indonesia Tbk PT	230,566	20,796
Toyo Suisan Kaisha Ltd.	1,998	81,468
Viscofan SA	5,166	353,040
Yamazaki Baking Co. Ltd.	2,263	35,871
Yihai International Holding Ltd.	6,000	58,362

TOTAL FOOD PRODUCTS		$3,523,895

GAS UTILITIES – 0.8%
Atmos Energy Corp.	1,789	185,322
ENN Energy Holdings Ltd.	14,600	249,143
Osaka Gas Co. Ltd.	1,635	31,647
Rubis SCA	9,047	424,692
Toho Gas Co. Ltd.	1,307	72,842
Tokyo Gas Co. Ltd.	2,434	49,395
UGI Corp.	13,418	586,501

TOTAL GAS UTILITIES		$1,599,542

HEALTH CARE EQUIPMENT & SUPPLIES – 3.6%
Abbott Laboratories	980	117,678
Align Technology, Inc.*	1,210	720,591
Asahi Intecc Co. Ltd.	2,260	60,832
Baxter International, Inc.	7,373	631,792
Becton Dickinson & Co.	1,790	445,370

Description	Number of Shares	Value
Coloplast A/S, Class B	708	$117,273
Danaher Corp.	4,395	1,116,066
DexCom, Inc.*	992	383,011
DiaSorin SpA	496	84,240
Hologic, Inc.*	3,736	244,895
Hoya Corp.	594	67,517
Insulet Corp.*	1,112	328,285
Koninklijke Philips NV*	13,096	740,489
Medtronic PLC	9,127	1,194,907
Shandong Weigao Group Medical Polymer Co.
Ltd., Class H	8,000	17,910
Siemens Healthineers AG	2,134	121,951
Smith & Nephew PLC	22,149	479,388
STERIS PLC	86	18,148
Sysmex Corp.	744	74,313
Teleflex, Inc.	1,088	459,658

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		$7,424,314

HEALTH CARE PROVIDERS & SERVICES – 1.9%
agilon health, Inc.*	1,400	44,142
BML, Inc.	1,600	55,353
Fresenius SE & Co. KGaA	3,663	180,034
HCA Healthcare, Inc.	3,714	746,737
Humana, Inc.	1,401	623,781
Laboratory Corp. of America Holdings*	1,501	399,071
Medipal Holdings Corp.	2,539	46,719
Suzuken Co. Ltd.	2,059	74,201
UnitedHealth Group, Inc.	4,116	1,641,461

TOTAL HEALTH CARE PROVIDERS & SERVICES		$3,811,499

HEALTH CARE TECHNOLOGY – 0.2%
AGFA-Gevaert NV*	7,829	38,544
Cerner Corp.	2,422	181,771
M3, Inc.	947	65,419
Multiplan Corp.*	24,595	182,741

TOTAL HEALTH CARE TECHNOLOGY		$468,475

HOTELS, RESTAURANTS & LEISURE – 2.9%
Booking Holdings, Inc.*	281	692,968
Choice Hotels International, Inc.*	6,951	791,024
Compass Group PLC*	61,244	1,332,319
DraftKings, Inc., Class A*	3,886	220,181
Evolution Gaming Group AB	1,298	256,237
Food & Life Cos Ltd.	5,000	223,006
Galaxy Entertainment Group Ltd.*	5,124	44,979
Huazhu Group Ltd., ADR*	5,343	315,023
McDonald’s Corp.	3,967	936,529
McDonald’s Holdings Co. Japan Ltd.	1,525	69,629
Penn National Gaming, Inc.*	1,747	155,693
Planet Fitness, Inc., Class A*	5,759	483,698
Sands China Ltd.*	100,800	476,992

TOTAL HOTELS, RESTAURANTS & LEISURE		$5,998,278

HOUSEHOLD DURABLES – 1.1%
Funai Electric Co. Ltd.*	4,290	35,888
Garmin Ltd.	1,446	198,449
Lennar Corp., Class A	3,064	317,430
Nikon Corp.	6,515	61,345

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	24

Description	Number of Shares	Value
NVR, Inc.*	245	$1,229,435
Persimmon PLC	2,253	97,466
Rinnai Corp.	669	67,177
Sekisui Chemical Co. Ltd.	3,672	64,023
Sekisui House Ltd.	3,800	76,960
Tamron Co. Ltd.	810	17,565

TOTAL HOUSEHOLD DURABLES		$2,165,738

HOUSEHOLD PRODUCTS – 1.2%
Clorox Co. (The)	930	169,725
Colgate-Palmolive Co.	8,370	675,459
Procter & Gamble Co. (The)	5,443	726,205
Reckitt Benckiser Group PLC	9,183	817,633
Unicharm Corp.	1,478	57,450

TOTAL HOUSEHOLD PRODUCTS		$2,446,472

INSURANCE – 6.8%
Admiral Group PLC	2,598	112,256
Ageas SA	2,131	128,883
AIA Group Ltd.	166,536	2,113,771
Arthur J. Gallagher & Co.	5,228	757,798
Assicurazioni Generali SpA*	7,283	145,780
AXA SA	51,233	1,447,079
Brown & Brown, Inc.	3,865	205,541
China Reinsurance Group Corp., Class H	714,150	74,381
Chubb Ltd.	4,046	694,253
Dai-ichi Life Holdings, Inc.	9,725	175,605
Enstar Group Ltd.*	1,870	469,707
Globe Life, Inc.	6,600	676,434
Intact Financial Corp.	13,988	1,859,301
Markel Corp.*	908	1,068,189
Marsh & McLennan Cos., Inc.	4,506	611,464
MS&AD Insurance Group Holdings, Inc.	8,403	238,398
Old Mutual Ltd.	96,171	83,712
Phoenix Group Holdings PLC	341	3,345
Progressive Corp. (The)	11,393	1,147,731
Sampo OYJ, Class A	2,223	105,447
SCOR SE*	2,403	77,644
Shin Kong Financial Holding Co. Ltd.	124,497	44,874
Swiss Life Holding AG	30	14,617
T&D Holdings, Inc.	21,078	258,675
Tokio Marine Holdings, Inc.	15,973	766,016
Tongyang Life Insurance Co. Ltd.	7,703	32,926
White Mountains Insurance Group Ltd.	289	336,809
Willis Towers Watson PLC	809	209,418
Zurich Insurance Group AG	265	108,718

TOTAL INSURANCE		$13,968,772

INTERACTIVE MEDIA & SERVICES – 3.4%
Alphabet, Inc., Class A*	1,001	2,355,854
Alphabet, Inc., Class C*	411	990,559
Facebook, Inc., Class A*	3,342	1,086,417
Gree, Inc.	18,280	95,633
Match Group, Inc.*	2,535	394,522
Tencent Holdings Ltd.	26,500	2,113,959

TOTAL INTERACTIVE MEDIA & SERVICES		$7,036,944

Description	Number of Shares	Value

INTERNET & DIRECT MARKETING RETAIL – 2.6%
Alibaba Group Holding Ltd.*	9,300	$268,842
Alibaba Group Holding Ltd., ADR*	4,723	1,090,777
Amazon.com, Inc.*	875	3,033,992
Meituan, Class B*	20,739	793,771
Trip.com Group Ltd., ADR*	6,359	248,510

TOTAL INTERNET & DIRECT MARKETING RETAIL		$5,435,892

IT SERVICES – 4.4%
Accenture PLC, Class A	3,066	889,048
Automatic Data Processing, Inc.	3,358	627,912
Black Knight, Inc.*	6,466	468,268
Capgemini SE	4,052	742,517
Cognizant Technology Solutions Corp., Class A	1,125	90,450
DTS Corp.	2,978	70,010
Edenred	10,744	609,093
EPAM Systems, Inc.*	292	133,663
Fidelity National Information Services, Inc.	9,232	1,411,573
FleetCor Technologies, Inc.*	2,039	586,661
Fujitsu Ltd.	388	61,637
Future Corp.	2,600	48,144
Global Payments, Inc.	3,287	705,489
GoDaddy, Inc., Class A*	7,296	633,439
Itochu Techno-Solutions Corp.	2,005	69,377
Jack Henry & Associates, Inc.	1,118	182,044
Nihon Unisys Ltd.	2,793	88,472
Nomura Research Institute Ltd.	2,266	69,541
NS Solutions Corp.	3,503	105,946
Obic Co. Ltd.	374	72,080
Otsuka Corp.	1,758	88,434
Paychex, Inc.	1,984	193,420
Sopra Steria Group SACA*	148	27,544
Transcosmos, Inc.	2,400	68,548
Visa, Inc., Class A	1,846	431,152
Worldline SA*	6,774	665,059

TOTAL IT SERVICES		$9,139,521

LEISURE PRODUCTS – 0.3%
Bandai Namco Holdings, Inc.	863	63,328
Polaris, Inc.	3,064	429,052
Sega Sammy Holdings, Inc.	5,240	75,208
Shimano, Inc.	314	71,798

TOTAL LEISURE PRODUCTS		$639,386

LIFE SCIENCES TOOLS & SERVICES – 0.5%
Agilent Technologies, Inc.	1,326	177,207
CMIC Holdings Co. Ltd.	1,480	21,661
EPS Holdings, Inc.	4,940	52,917
Pharmaron Beijing Co. Ltd., Class H	9,300	192,014
Sartorius Stedim Biotech	270	124,007
Thermo Fisher Scientific, Inc.	376	176,807
WuXi AppTec Co. Ltd., Class H	3,900	91,887
Wuxi Biologics Cayman, Inc.*	18,200	255,488

TOTAL LIFE SCIENCES TOOLS & SERVICES		$1,091,988

MACHINERY – 3.5%
Alfa Laval AB	21,228	716,926
Amada Co. Ltd.	4,300	46,640

ANNUAL REPORT / April 30, 2021

25	PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value
Fortive Corp.	25,586	$1,812,000
Hino Motors Ltd.	12,230	102,648
Hisaka Works Ltd.	3,060	23,342
IDEX Corp.	4,078	914,288
Ingersoll Rand, Inc.*	12,859	635,363
Japan Steel Works Ltd. (The)	2,045	49,678
Kone OYJ, Class B	1,140	89,539
Middleby Corp. (The)*	3,278	594,367
MISUMI Group, Inc.	2,310	65,243
Mitsubishi Heavy Industries Ltd.	1,722	51,261
Obara Group, Inc.	1,600	54,265
OKUMA Corp.	2,380	128,502
Otis Worldwide Corp.	2,709	210,950
PACCAR, Inc.	7,234	650,192
Sandvik AB	15,429	381,551
Schindler Holding AG	370	102,951
Schindler Holding AG	368	104,720
Shibaura Machine Co. Ltd.	548	13,069
SMC Corp.	94	54,621
Spirax-Sarco Engineering PLC	644	105,116
Star Micronics Co. Ltd.	5,500	82,897
Sumitomo Heavy Industries Ltd.	2,960	86,155
THK Co. Ltd.	2,140	73,005
Weichai Power Co. Ltd., Class H	68,000	157,399

TOTAL MACHINERY		$7,306,688

MARINE – 0.2%
AP Moller - Maersk A/S, Class B	44	109,456
D/S Norden A/S	3,727	96,105
Kuehne + Nagel International AG	482	144,115
Pacific Basin Shipping Ltd.	338,384	118,573

TOTAL MARINE		$468,249

MEDIA – 0.7%
China Literature Ltd.*	9,000	93,732
Comcast Corp., Class A	9,814	551,056
Criteo SA, ADR*	2,303	91,498
Fuji Media Holdings, Inc.	3,235	39,365
Gendai Agency, Inc.*	670	1,775
Metropole Television SA*	3,888	86,390
Nippon Television Holdings, Inc.	11,397	150,047
RTL Group SA*	1,907	112,119
Television Francaise 1*	10,294	101,565
TV Asahi Holdings Corp.	3,115	57,090
WPP PLC	14,275	192,457

TOTAL MEDIA		$1,477,094

METALS & MINING – 1.1%
Anglo American PLC	4,547	192,795
Asahi Holdings, Inc.	6,236	125,970
Barrick Gold Corp.	4,923	104,896
Centerra Gold, Inc.	4,464	41,184
Chubu Steel Plate Co. Ltd.	1,442	10,512
Eldorado Gold Corp.*	3,888	38,375
Endeavour Mining Corp.	2,450	51,007
Gold Fields Ltd.	5,577	52,334
Harmony Gold Mining Co. Ltd., ADR	10,643	48,319
IAMGOLD Corp.*	6,146	19,237

Description	Number of Shares	Value
Impala Platinum Holdings Ltd.	557	$10,408
Kinross Gold Corp.	8,767	61,720
Kyoei Steel Ltd.	4,215	58,976
Maruichi Steel Tube Ltd.	2,740	68,585
Nakayama Steel Works Ltd.	5,740	22,686
Neturen Co. Ltd.	2,165	10,748
Norsk Hydro ASA	24,692	157,233
OceanaGold Corp.*	22,116	36,885
Pacific Metals Co. Ltd.	1,727	34,291
Resolute Mining Ltd.*	36,598	13,610
Rio Tinto PLC	9,282	777,435
Salzgitter AG*	1,398	44,465
Tokyo Steel Manufacturing Co. Ltd.	12,050	117,004
Western Areas Ltd.	28,025	49,582
Yamato Kogyo Co. Ltd.	6,048	181,986
Yodogawa Steel Works Ltd.	760	16,771

TOTAL METALS & MINING		$2,347,014

MULTILINE RETAIL – 0.8%
Dollar General Corp.	927	199,073
Dollarama, Inc.	11,366	529,671
Marks & Spencer Group PLC*	25,364	55,333
Marui Group Co. Ltd.	4,320	81,191
Ollie’s Bargain Outlet Holdings, Inc.*	6,960	642,199
Pan Pacific International Holdings Corp.	3,250	70,055

TOTAL MULTILINE RETAIL		$1,577,522

MULTI-UTILITIES – 0.9%
Centrica PLC*	67,417	52,770
Consolidated Edison, Inc.	2,228	172,470
Dominion Energy, Inc.	1,663	132,874
Engie SA*	11,620	173,085
National Grid PLC	95,174	1,199,721
WEC Energy Group, Inc.	2,159	209,790

TOTAL MULTI-UTILITIES		$1,940,710

OIL, GAS & CONSUMABLE FUELS – 1.9%
Advantage Oil & Gas Ltd.*	14,598	38,717
ARC Resources Ltd.	7,390	46,475
BP PLC	67,862	284,094
Cameco Corp.	4,632	77,856
Enbridge, Inc.	15,580	600,942
Eni SpA	15,554	185,262
Gazprom PJSC, ADR	13,802	84,054
Inpex Corp.	13,740	93,501
Japan Petroleum Exploration Co. Ltd.	1,430	26,511
LUKOIL PJSC, ADR	357	27,575
Ovintiv, Inc.	2,766	66,137
Royal Dutch Shell PLC, Class B	19,694	352,398
Surgutneftegas PJSC, ADR	15,051	67,579
TC Energy Corp.	11,870	587,247
TOTAL SE	29,725	1,313,780
Tourmaline Oil Corp.	2,295	49,517
YPF SA, ADR*	4,253	16,076

TOTAL OIL, GAS & CONSUMABLE FUELS		$3,917,721

PERSONAL PRODUCTS – 0.1%
Kobayashi Pharmaceutical Co. Ltd.	698	62,340

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	26

Description	Number of Shares	Value
Unilever PLC	1,549	$90,448

TOTAL PERSONAL PRODUCTS		$152,788

PHARMACEUTICALS – 4.2%
Astellas Pharma, Inc.	15,958	240,185
AstraZeneca PLC	6,721	715,410
AstraZeneca PLC, ADR	7,822	415,114
Bristol-Myers Squibb Co.	2,865	178,833
Daiichi Sankyo Co. Ltd.	3,100	79,175
Eisai Co. Ltd.	785	51,199
Eli Lilly & Co.	901	164,676
Hutchison China MediTech Ltd., ADR*	1,213	34,316
Johnson & Johnson	6,441	1,048,144
Kyowa Kirin Co. Ltd.	2,128	64,772
Merck & Co., Inc.	12,786	952,557
Novartis AG	24,878	2,122,999
Novo Nordisk A/S, Class B	1,456	107,405
Ono Pharmaceutical Co. Ltd.	7,798	196,423
Pfizer, Inc.	35,717	1,380,462
Roche Holding AG	1,993	650,029
Sanofi	962	100,858
Takeda Pharmaceutical Co. Ltd.	5,415	180,864

TOTAL PHARMACEUTICALS		$8,683,421

PROFESSIONAL SERVICES – 2.0%
Adecco Group AG	3,180	215,539
BeNext-Yumeshin Group Co.	3,900	50,903
Booz Allen Hamilton Holding Corp.	2,093	173,614
Bureau Veritas SA*	35,250	1,054,229
CoStar Group, Inc.*	408	348,607
Experian PLC	8,009	308,760
Hays PLC*	43,749	98,748
IHS Markit Ltd.	1,496	160,940
Leidos Holdings, Inc.	5,775	584,892
Meitec Corp.	450	25,061
Pagegroup PLC*	11,943	92,406
Science Applications International Corp.	5,258	470,170
SGS SA	34	100,603
SThree PLC*	7,845	43,477
Wolters Kluwer NV	4,987	451,080

TOTAL PROFESSIONAL SERVICES		$4,179,029

REAL ESTATE INVESTMENT TRUSTS – 2.2%
American Tower Corp.	3,995	1,017,806
Boston Properties, Inc.	3,393	371,024
British Land Co. PLC (The)	8,378	60,038
Daiwa House REIT Investment Corp.	31	83,024
Daiwa Securities Living Investments Corp.	52	53,366
Japan Real Estate Investment Corp.	14	86,775
Land Securities Group PLC	5,662	56,422
LaSalle Logiport REIT	70	113,599
Medical Properties Trust, Inc.	65,277	1,439,358
Nippon Building Fund, Inc.	13	85,319
Public Storage	4,448	1,250,600

TOTAL REAL ESTATE INVESTMENT TRUSTS		$4,617,331

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.5%
CK Asset Holdings Ltd.	18,020	112,816

Description	Number of Shares	Value
Daito Trust Construction Co. Ltd.	464	$49,339
Mitsubishi Estate Co. Ltd.	12,794	210,575
Nexity SA	8,642	468,342
Swiss Prime Site AG	1,063	103,450

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		$944,522

ROAD &RAIL – 1.4%
AMERCO	1,290	769,653
Canadian National Railway Co.	19,758	2,127,141
Go-Ahead Group PLC (The)*	2,291	38,600

TOTAL ROAD & RAIL		$2,935,394

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.8%
ACM Research, Inc., Class A*	2,132	168,321
Disco Corp.	71	22,927
Flat Glass Group Co. Ltd., Class H	36,500	112,109
Intel Corp.	3,032	174,431
Marvell Technology, Inc.	12,731	575,569
MediaTek, Inc.	15,000	628,839
Mimasu Semiconductor Industry Co. Ltd.	900	23,031
Miraial Co. Ltd.	2,210	27,029
Qorvo, Inc.*	1,768	332,685
Realtek Semiconductor Corp.	18,166	342,700
Taiwan Semiconductor Manufacturing Co. Ltd.	32,000	673,908
Texas Instruments, Inc.	2,715	490,085
Tokyo Seimitsu Co. Ltd.	865	40,887

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		$3,612,521

SOFTWARE – 3.5%
ANSYS, Inc.*	446	163,084
Constellation Software, Inc.	1,064	1,561,552
Dassault Systemes SA	551	127,817
Kingdee International Software Group Co. Ltd.	43,552	143,424
Manhattan Associates, Inc.*	3,214	441,090
Microsoft Corp.	14,624	3,687,880
Oracle Corp.	2,800	212,212
salesforce.com, Inc.*	2,280	525,130
Topicus.com, Inc.*	1,305	97,677
Tyler Technologies, Inc.*	398	169,094

TOTAL SOFTWARE		$7,128,960

SPECIALTY RETAIL – 1.9%
CarMax, Inc.*	4,636	617,701
CECONOMY AG*	10,380	60,811
China Meidong Auto Holdings Ltd.	65,451	326,379
Five Below, Inc.*	2,657	534,774
Hikari Tsushin, Inc.	517	104,000
Home Depot, Inc. (The)	1,090	352,800
Industria de Diseno Textil SA	8,871	315,636
Kingfisher PLC*	30,032	148,258
Nitori Holdings Co. Ltd.	678	121,433
Shimamura Co. Ltd.	1,762	174,314
TJX Cos., Inc. (The)	14,259	1,012,389
USS Co. Ltd.	3,449	62,585
Xebio Holdings Co. Ltd.	5,265	41,726

TOTAL SPECIALTY RETAIL		$3,872,806

ANNUAL REPORT / April 30, 2021

27	PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)

Description	Number of Shares	Value

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 1.6%
Apple, Inc.	22,596	$2,970,470
Canon, Inc.	6,930	164,797
Catcher Technology Co. Ltd.	11,377	80,285
Maxell Holdings Ltd.*	3,430	40,427
Quadient SA	3,016	82,433

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		$3,338,412

TEXTILES, APPAREL & LUXURY GOODS – 0.4%
Hermes International	99	124,256
Lululemon Athletica, Inc.*	211	70,742
NIKE, Inc., Class B	5,000	663,100
Sanyo Shokai Ltd.*	2,000	14,232

TOTAL TEXTILES, APPAREL & LUXURY GOODS		$872,330

TOBACCO – 0.3%
Philip Morris International, Inc.	6,590	626,050

TRADING COMPANIES & DISTRIBUTORS – 1.9%
AerCap Holdings NV*	5,014	292,066
Brenntag SE	18,386	1,650,598
Fastenal Co.	12,003	627,517
Ferguson PLC	1,786	225,261
Inaba Denki Sangyo Co. Ltd.	2,100	49,111
ITOCHU Corp.	5,733	178,977
Mitsubishi Corp.	7,914	218,828
MonotaRO Co. Ltd.	2,535	64,370
Rexel SA	5,490	107,918
SIG PLC*	22,578	15,426
Sumitomo Corp.	6,209	84,374
Triton International Ltd.	6,327	317,426

TOTAL TRADING COMPANIES & DISTRIBUTORS		$3,831,872

TRANSPORTATION INFRASTRUCTURE – 0.1%
Hamburger Hafen und Logistik AG	1,117	27,510
Kamigumi Co. Ltd.	7,950	154,898

TOTAL TRANSPORTATION INFRASTRUCTURE		$182,408

WATER UTILITIES – 0.2%
Cia de Saneamento Basico do Estado de Sao Paulo	10,496	82,584

Description	Number of Shares	Value
Guangdong Investment Ltd.	170,503	$262,511
Severn Trent PLC	2,950	100,979

TOTAL WATER UTILITIES		$446,074

WIRELESS TELECOMMUNICATION SERVICES – 0.7%
America Movil SAB de CV, Class L	7,707	107,436
KDDI Corp.	39,426	1,191,827
MTN Group*	8,256	52,233
SoftBank Corp.	6,274	80,874
Turkcell Iletisim Hizmetleri AS	22,036	39,442
VEON Ltd., ADR*	33,866	60,959

TOTAL WIRELESS TELECOMMUNICATION SERVICES		$1,532,771

TOTAL COMMON STOCKS (Cost $ 141,753,772)		$190,775,565

INVESTMENT COMPANIES – 0.0%**

EQUITY FUNDS – 0.0%**
iShares Core MSCI EAFE ETF	963	71,561
NEXT FUNDS TOPIX ETF	690	12,595

TOTAL INVESTMENT COMPANIES (Cost $ 65,982)		$84,156

PREFERRED STOCK – 0.2%

CONSUMER DISCRETIONARY – 0.2%
Volkswagen AG 4.86%	1,694	441,049

TOTAL PREFERRED STOCK (Cost $ 242,662)		$441,049

MONEY MARKET FUND – 3.3%
Dreyfus Government Cash Management Fund,
Institutional Shares 0.03%^	6,723,646	6,723,646

TOTAL MONEY MARKET FUND (Cost $ 6,723,646)		$6,723,646

TOTAL INVESTMENTS – 95.9% (COST $ 148,786,062)		$198,024,416

OTHER ASSETS LESS LIABILITIES – 4.1%		8,531,328

TOTAL NET ASSETS – 100.0%		$206,555,744

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)	28

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets

Investments in Securities

Common Stocks

Aerospace & Defense	$2,772,172	$1,620,981	$—	$4,393,153

Air Freight & Logistics	2,463,693	685,491	—	3,149,184

Airlines	—	107,110	—	107,110

Auto Components	—	700,822	—	700,822

Automobiles	—	1,990,346	—	1,990,346

Banks	3,907,718	2,494,427	—	6,402,145

Beverages	2,387,915	1,874,811	—	4,262,726

Biotechnology	336,575	—	—	336,575

Building Products	1,352,495	738,187	—	2,090,682

Capital Markets	3,171,617	1,883,140	—	5,054,757

Chemicals	1,453,679	961,402	—	2,415,081

Commercial Services & Supplies	4,132,738	598,460	—	4,731,198

Communications Equipment	1,669,284	841,193	—	2,510,477

Construction & Engineering	—	1,945,006	—	1,945,006

Construction Materials	—	428,914	—	428,914

Consumer Finance	1,103,793	45,264	—	1,149,057

Containers & Packaging	446,850	12,077	—	458,927

Distributors	214,823	65,128	—	279,951

Diversified Consumer Services	828,344	9,385	—	837,729

Diversified Financial Services	3,179,884	1,968,523	—	5,148,407

Diversified Telecommunication Services	1,173,502	2,573,165	—	3,746,667

Electric Utilities	1,893,435	258,697	—	2,152,132

Electrical Equipment	—	1,025,468	—	1,025,468

Electronic Equipment, Instruments & Components	549,117	1,333,805	—	1,882,922

Energy Equipment & Services	35,943	91,614	—	127,557

Entertainment	642,738	261,692	—	904,430

Food & Staples Retailing	945,369	856,370	—	1,801,739

Food Products	1,425,126	2,098,769	—	3,523,895

Gas Utilities	771,823	827,719	—	1,599,542

Health Care Equipment & Supplies	5,660,401	1,763,913	—	7,424,314

Health Care Providers & Services	3,455,192	356,307	—	3,811,499

Health Care Technology	364,512	103,963	—	468,475

Hotels, Restaurants & Leisure	3,595,116	2,403,162	—	5,998,278

Household Durables	1,745,314	420,424	—	2,165,738

Household Products	1,571,389	875,083	—	2,446,472

Insurance	8,036,645	5,932,127	—	13,968,772

Interactive Media & Services	4,827,352	2,209,592	—	7,036,944

Internet & Direct Marketing Retail	4,373,279	1,062,613	—	5,435,892

IT Services	6,353,119	2,786,402	—	9,139,521

Leisure Products	429,052	210,334	—	639,386

Life Sciences Tools & Services	354,014	737,974	—	1,091,988

Machinery	4,817,160	2,489,528	—	7,306,688

Marine	—	468,249	—	468,249

Media	642,554	834,540	—	1,477,094

Metals & Mining	401,623	1,945,391	—	2,347,014

Multiline Retail	1,370,943	206,579	—	1,577,522

Multi-Utilities	515,134	1,425,576	—	1,940,710

Oil, Gas & Consumable Fuels	1,662,175	2,255,546	—	3,917,721

Personal Products	—	152,788	—	152,788

Pharmaceuticals	4,174,102	4,509,319	—	8,683,421

ANNUAL REPORT / April 30, 2021

29	PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (continued)

	Level 1	Level 2	Level 3	Total

Professional Services	$1,738,223	$2,440,806	$—	$4,179,029

Real Estate Investment Trusts	4,078,788	538,543	—	4,617,331

Real Estate Management & Development	—	944,522	—	944,522

Road & Rail	2,896,794	38,600	—	2,935,394

Semiconductors & Semiconductor Equipment	1,741,091	1,871,430	—	3,612,521

Software	6,857,719	271,241	—	7,128,960

Specialty Retail	2,517,664	1,355,142	—	3,872,806

Technology Hardware, Storage & Peripherals	2,970,470	367,942	—	3,338,412

Textiles, Apparel & Luxury Goods	733,842	138,488	—	872,330

Tobacco	626,050	—	—	626,050

Trading Companies & Distributors	1,237,009	2,594,863	—	3,831,872

Transportation Infrastructure	—	182,408	—	182,408

Water Utilities	82,584	363,490	—	446,074

Wireless Telecommunication Services	168,395	1,364,376	—	1,532,771

Investment Companies	71,561	12,595	—	84,156

Preferred Stock	—	441,049	—	441,049

Money Market Fund	6,723,646	—	—	6,723,646

Total Investments in Securities	$123,651,545	$74,372,871	$—	$198,024,416

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$24,948	$—	$24,948

Financial Futures Contracts	319,262	—	—	319,262

Total Assets - Other Financial Instruments	$319,262	$24,948	$—	$344,210

Liabilities

Other Financial Instruments!

Forward Foreign Currency Contracts	$—	$(229,936)	$—	$(229,936)

Financial Futures Contracts	(3,236,460)	—	—	(3,236,460)

Total Liabilities - Other Financial Instruments	$(3,236,460)	$(229,936)	$—	$(3,466,396)

!

Other financial instruments are derivative instruments, such as forward foreign currency contracts and financial future contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

As a result of utilizing international fair value pricing at April 30, 2021, a portion of the Fund’s common stock investments were categorized as Level 2.

*	Non-income producing security.

**	Represents less than 0.05%.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

ADR	American Depositary Receipt

CAD	Canadian Dollar

ETF	Exchange-Traded Fund

EUR	Euro

GBP	British Pound Sterling

JPY	Japanese Yen

MSCI	Morgan Stanley Capital International

OYJ	Public Limited Company

PCL	Public Company Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

S&P	Standards & Poor’s

SCA	Limited Partnership With Share Capital

SpA	Societa per Azioni

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Global Alpha Equities Fund (concluded)	30

At April 30, 2021, the Global Alpha Equities Fund had the following outstanding forward foreign currency contracts, which contractually obligates the Fund to deliver or receive currencies at specified future dates:

Settlement Date	Counterparty	Contracts to Deliver/Receive	Contract Amount	Contract at Value	Unrealized Appreciation	Unrealized (Depreciation)

CONTRACTS SOLD

6/16/2021	Morgan Stanley	3,187,000 EUR	$3,801,074	$3,835,307	$ —	$(34,233)

6/16/2021	BNP Paribas	2,266,000 GBP	3,142,822	3,129,857	12,965	—

6/16/2021	Morgan Stanley	327,000,000 JPY	3,005,176	2,993,193	11,983	—

6/16/2021	Morgan Stanley	8,975,000 CAD	7,106,828	7,302,531	—	(195,703)

UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD FOREIGN CURRENCY CONTRACTS					$ 24,948	$ (229,936)

At April 30, 2021, the Global Alpha Equities Fund had open financial futures contracts as follows:

Underlying Contracts to Buy/Sell	Expiration Date	Number of Contracts	Notional Amount	Notional Value	Unrealized Appreciation	(a)	Unrealized (Depreciation)(a)

SHORT POSITIONS:

EXCHANGE-TRADED:

E-Mini S&P 500 Index	June 2021	101	$19,833,144	$21,080,720	$ —		$(1,247,576)

E-Mini S&P Mid 400 Index	June 2021	65	17,004,131	17,681,950	—		(677,819)

HSCE Index	May 2021	83	5,821,168	5,752,914	68,254		—

MSCI EAFE Index	June 2021	262	28,721,891	29,570,630	—		(848,739)

S&P TSX 60 Index	June 2021	16	2,896,197	2,955,929	—		(59,732)

E-Mini Russell 2000 Index	June 2021	71	8,279,333	8,028,325	251,008		—

TOPIX Index	June 2021	32	5,509,766	5,567,573	—		(57,807)

Euro STOXX 50 Index	June 2021	107	4,865,605	5,068,446	—		(202,841)

FTSE 100 Index	June 2021	48	4,456,951	4,598,897	—		(141,946)

UNREALIZED APPRECIATION (DEPRECIATION) ON FINANCIAL FUTURES CONTRACTS					$ 319,262		$(3,236,460)

(a)

The unrealized appreciation (depreciation) presented above is the cumulative change in unrealized appreciation (depreciation) from the date the contract was open through April 30, 2021. Only current day variation margin is reported on the Fund’s Statement of Assets and Liabilities.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

31

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Real Asset Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Commodity Related Securities:
Investment Company Commodity Fund	33.1%
Exchange-Traded Commodity Funds	19.3%
Real Estate Related Securities:
Real Estate Investment Trusts	17.6%
Exchange-Traded Funds	8.8%
Common Stocks	4.9%
Investment Companies	2.2%
Rights	0.0	%(1)
Inflation Related Securities:
Exchange-Traded Funds	10.1%
Cash Equivalents(2)	3.8%
Cash Collateral Invested for Securities on Loan(3)	1.5%
Other Assets and Liabilities - Net(4)	(1.3)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Number of Shares	Value

INFLATION RELATED SECURITIES – 10.1%

EXCHANGE-TRADED FUNDS – 10.1%

INFLATION-PROTECTED SECURITIES FUND – 10.1%
Schwab U.S. TIPS ETF	760,000	$47,051,600

TOTAL EXCHANGE-TRADED FUNDS (COST $46,978,380)		$47,051,600

TOTAL INFLATION RELATED SECURITIES (COST $46,978,380)		$47,051,600

REAL ESTATE RELATED SECURITIES – 33.5%

COMMON STOCKS – 4.9%

CONSTRUCTION & ENGINEERING – 0.0%**
Ashtrom Group Ltd.	754	16,238

DIVERSIFIED – 0.0%**
Argosy Property Ltd.	19,879	21,099
Centuria Capital Group	25,310	51,946

TOTAL DIVERSIFIED		$73,045

DIVERSIFIED REAL ESTATE ACTIVITIES – 2.0%
Airport City Ltd.*	4,669	77,528
Allreal Holding AG	730	147,755
CapitaLand Ltd.	130,800	364,626

Description	Number of Shares	Value
Chinese Estates Holdings Ltd.	75,000	$37,082
City Developments Ltd.	26,000	153,802
Daito Trust Construction Co. Ltd.	3,500	372,165
Daiwa House Industry Co. Ltd.	34,200	1,014,107
DIC Asset AG	3,489	62,228
Far East Consortium International Ltd.	78,000	27,593
Gemdale Properties & Investment Corp. Ltd.	358,000	50,229
Great Eagle Holdings Ltd.	13,000	45,786
Hang Lung Properties Ltd.	106,000	289,191
Heiwa Real Estate Co. Ltd.	2,900	98,755
Kerry Properties Ltd.	54,500	183,627
Lendlease Corp. Ltd.	35,398	345,899
Mitsubishi Estate Co. Ltd.	69,400	1,142,247
Mitsui Fudosan Co. Ltd.	48,700	1,058,704
New World Development Co. Ltd.	66,000	349,250
Nomura Real Estate Holdings, Inc.	6,900	170,103
Property & Building Corp. Ltd.	345	41,127
Shinoken Group Co. Ltd.	3,200	34,248
St. Joe Co. (The)	1,605	73,493
Starts Corp., Inc.	700	17,145
Sumitomo Realty & Development Co. Ltd.	24,500	817,833
Sun Hung Kai Properties Ltd.	78,000	1,173,304
Tokyo Tatemono Co. Ltd.	11,600	171,742

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)	32

Description	Number of Shares	Value
Tokyu Fudosan Holdings Corp.	31,100	$173,101
UOL Group Ltd.	29,900	172,528
Wharf Holdings Ltd. (The)	78,000	236,588
YH Dimri Construction & Development Ltd.	360	21,387

TOTAL DIVERSIFIED REAL ESTATE ACTIVITIES		$8,923,173

OFFICE – 0.0%**
Precinct Properties New Zealand Ltd.	65,609	77,325

REAL ESTATE DEVELOPMENT – 0.5%
Aedas Homes SA*	962	24,834
BUWOG AG Escrow Shares*,(1)	3,077	—
Cedar Woods Properties Ltd.	3,874	21,875
Chip Eng Seng Corp. Ltd.	44,200	16,243
CK Asset Holdings Ltd.	125,500	785,708
Forestar Group, Inc.*	1,558	39,480
Goldcrest Co. Ltd.	1,500	21,777
Greenland Hong Kong Holdings Ltd.	101,000	35,113
Henderson Land Development Co. Ltd.	62,735	278,840
Howard Hughes Corp. (The)*	2,114	228,185
Instone Real Estate Group AG*	2,416	71,836
K Wah International Holdings Ltd.	135,000	67,180
Katitas Co. Ltd.	2,600	77,891
Lifestyle Communities Ltd.	4,838	52,127
Nexity SA	2,856	154,777
Road King Infrastructure Ltd.	24,000	31,892
Selvaag Bolig ASA	6,948	50,991
Sino Land Co. Ltd.	170,000	252,475
St. Modwen Properties PLC	17,514	105,045
Tosei Corp.	2,300	22,768
Wing Tai Holdings Ltd.	24,500	35,301

TOTAL REAL ESTATE DEVELOPMENT		$2,374,338

REAL ESTATE OPERATING COMPANIES – 2.4%
ADO Properties SA*	3,613	106,710
Aeon Mall Co. Ltd.	5,000	79,373
Akelius Residential Property AB, Class D	10,772	20,990
Alony Hetz Properties & Investments Ltd.	5,823	83,748
Amot Investments Ltd.	8,779	57,242
Aroundtown SA	61,652	474,727
Ascendas India Trust	33,200	35,373
Atrium Ljungberg AB, Class B	2,330	48,804
Azrieli Group Ltd.	3,961	277,946
Bayside Land Corp. Ltd.	5,012	45,925
Big Shopping Centers Ltd.*	276	33,260
Blue Square Real Estate Ltd.	878	64,451
CA Immobilien Anlagen AG	3,292	144,264
Castellum AB	12,547	305,546
Catena AB	1,357	65,591
Cibus Nordic Real Estate AB	2,057	43,453
Citycon OYJ	2,325	20,417
CLS Holdings PLC	27,220	93,561
Daibiru Corp.	5,100	59,664
Deutsche EuroShop AG*	2,964	68,419
Deutsche Wohnen SE	18,869	1,020,788
Dios Fastigheter AB	4,885	46,497
Entra ASA	5,788	130,715
Fabege AB	13,425	200,157
Fastighets AB Balder, Class B*	5,228	301,226

Description	Number of Shares	Value
Gazit-Globe Ltd.	8,975	$58,470
Grainger PLC	32,952	130,085
Grand City Properties SA	5,578	149,977
Hang Lung Group Ltd.	31,000	81,322
Helical PLC	12,067	70,627
Hongkong Land Holdings Ltd.	60,000	296,713
Hufvudstaden AB, Class A	4,456	71,027
Hulic Co. Ltd.	25,700	293,200
Hysan Development Co. Ltd.	26,001	97,883
Ichigo, Inc.	6,800	21,254
IMMOFINANZ AG*	4,535	94,362
Intershop Holding AG	64	42,820
Keihanshin Building Co. Ltd.	4,900	66,802
Kennedy-Wilson Holdings, Inc.	4,727	97,140
K-fast Holding AB*	646	23,536
Klovern AB, Class B	55,778	107,962
Kungsleden AB	9,968	115,895
LEG Immobilien SE	3,707	515,774
Mega Or Holdings Ltd.	685	22,671
Melisron Ltd.*	1,293	78,066
Mobimo Holding AG	348	110,584
NP3 Fastigheter AB	1,509	27,707
Nyfosa AB	11,802	141,979
Platzer Fastigheter Holding AB, Class B	3,083	40,308
PSP Swiss Property AG	2,079	256,541
S IMMO AG	4,007	104,028
Sagax AB, Class D	19,966	77,500
Samhallsbyggnadsbolaget i Norden AB, Class D	21,008	74,802
Samhallsbyggnadsbolaget i Norden AB	81,389	309,577
Shurgard Self Storage SA	1,183	55,034
Sirius Real Estate Ltd.	54,139	76,023
Swire Properties Ltd.	59,000	176,065
Swiss Prime Site AG	3,906	380,129
TAG Immobilien AG	7,764	240,110
Tricon Residential, Inc.	9,173	97,316
VGP NV	392	68,424
Vonovia SE	29,101	1,912,074
Wallenstam AB, Class B	10,637	164,390
Wharf Real Estate Investment Co. Ltd.	84,000	482,751
Wihlborgs Fastigheter AB	6,877	140,580

TOTAL REAL ESTATE OPERATING COMPANIES		$11,200,355

RETAIL – 0.0%**
Kiwi Property Group Ltd.	80,708	73,237

TOTAL COMMON STOCKS (COST $17,427,889)		$22,737,711

EXCHANGE-TRADED FUNDS – 8.8%

EQUITY FUNDS – 8.8%
Schwab U.S. REIT ETF#	472,500	20,974,275
Vanguard Global ex-U.S. Real Estate ETF#	345,000	19,713,300

TOTAL EQUITY FUNDS		$40,687,575

TOTAL EXCHANGE-TRADED FUNDS (COST $32,610,051)		$40,687,575

ANNUAL REPORT / April 30, 2021

33	PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value

INVESTMENT COMPANIES – 2.2%

EQUITY FUNDS – 2.2%
Tortoise MLP & Pipeline Fund	973,466	$10,211,663

REAL ESTATE – 0.0%**
BMO Commercial Property Trust Ltd.	39,591	43,585

TOTAL INVESTMENT COMPANIES (COST $12,786,269)		$10,255,248

RIGHTS – 0.0%**
HomeCo Daily Needs REIT*, Expire 05/07/21	8,727	—

TOTAL RIGHTS (COST $0)		$—

REAL ESTATE INVESTMENT TRUSTS – 17.6%

DIVERSIFIED – 1.9%
Abacus Property Group	16,994	39,633
Activia Properties, Inc.	35	161,390
Alexander & Baldwin, Inc.	7,229	132,508
American Assets Trust, Inc.	1,696	59,445
Armada Hoffler Properties, Inc.	5,648	76,982
Artis REIT	2,286	20,216
Broadstone Net Lease, Inc.	1,074	21,673
Charter Hall Group	21,646	233,826
Charter Hall Long Wale REIT	30,820	116,061
Cofinimmo SA	1,343	205,900
Colony Capital, Inc.*,#	25,064	175,448
Cominar REIT	2,658	21,106
CTO Realty Growth, Inc.	76	4,028
Daiwa House REIT Investment Corp.	104	278,533
Empire State Realty Trust, Inc., Class A	16,562	188,641
Essential Properties Realty Trust, Inc.	5,505	144,176
Gecina SA	2,544	372,385
Gladstone Commercial Corp.	2,455	51,653
Global Net Lease, Inc.	11,392	218,726
Goodman Property Trust	75,368	120,129
GPT Group (The)	100,172	356,540
Growthpoint Properties Australia Ltd.	18,802	54,326
H&R REIT	7,113	88,135
Hankyu Hanshin REIT, Inc.	37	51,852
Heiwa REIT, Inc.	76	114,520
Hulic Reit, Inc.	71	113,318
ICADE	1,562	121,552
Irongate Group	21,935	23,591
Kenedix Office Investment Corp.	20	147,271
Land Securities Group PLC	36,123	359,968
LondonMetric Property PLC	49,777	155,098
LXI REIT PLC	26,814	50,575
Mapletree North Asia Commercial Trust	101,300	82,990
Merlin Properties Socimi SA	17,152	189,570
Mirvac Group	191,655	397,112
NIPPON REIT Investment Corp.	32	124,170
Nomura Real Estate Master Fund, Inc.	242	382,374
NTT UD REIT Investment Corp.	97	143,808
One Liberty Properties, Inc.	12	298
Picton Property Income Ltd. (The)	63,920	80,298
PS Business Parks, Inc.	809	131,357
RDI REIT PLC	11,838	19,840

Description	Number of Shares	Value
REIT 1 Ltd.	11,700	$61,979
Samty Residential Investment Corp.	22	23,764
Sekisui House Reit, Inc.	220	183,057
Star Asia Investment Corp.	81	41,467
Stockland	122,754	442,365
STORE Capital Corp.	11,637	416,488
Sunlight REIT	139,000	76,424
Suntec REIT	110,400	126,517
Tokyu REIT, Inc.	73	123,822
Tosei Reit Investment Corp.	15	18,381
UK Commercial Property REIT Ltd.	46,367	51,524
United Urban Investment Corp.	161	240,351
VEREIT, Inc.	11,018	527,101
Washington REIT	2,685	62,346
WP Carey, Inc.	8,528	638,662
Yuexiu REIT	80,000	40,237

TOTAL DIVERSIFIED		$8,905,507

DIVERSIFIED REAL ESTATE ACTIVITIES – 0.0%**
Sella Capital Real Estate Ltd.	19,590	49,906

HEALTH CARE – 1.6%
Aedifica SA	1,702	207,914
Arena REIT	17,467	43,518
Assura PLC	137,396	141,443
CareTrust REIT, Inc.	6,068	146,724
Community Healthcare Trust, Inc.	886	45,115
Diversified Healthcare Trust	8,694	38,384
Health Care & Medical Investment Corp.	17	21,193
Healthcare Realty Trust, Inc.	6,136	197,334
Healthcare Trust of America, Inc., Class A	10,497	308,297
Healthpeak Properties, Inc.	26,806	920,518
Impact Healthcare REIT PLC	12,583	19,444
LTC Properties, Inc.	2,893	123,039
Medical Properties Trust, Inc.	29,826	657,663
National Health Investors, Inc.	2,416	177,359
New Senior Investment Group, Inc.	6,765	44,784
NorthWest Healthcare Properties REIT	4,866	51,702
Omega Healthcare Investors, Inc.	11,311	429,818
Parkway Life REIT	31,100	97,426
Physicians Realty Trust	15,860	297,058
Primary Health Properties PLC	66,777	139,480
Sabra Health Care REIT, Inc.	10,574	192,130
Universal Health Realty Income Trust	1,767	118,301
Ventas, Inc.	19,267	1,068,548
Vital Healthcare Property Trust	24,302	51,037
Welltower, Inc.	21,426	1,607,593

TOTAL HEALTH CARE		$7,145,822

HOTEL & RESORT – 0.6%
Apple Hospitality REIT, Inc.	9,928	157,458
Ascott Residence Trust	95,500	75,870
CDL Hospitality Trusts	31,900	29,923
Chatham Lodging Trust*	2,859	39,654
DiamondRock Hospitality Co.*	14,037	146,266
Hersha Hospitality Trust*	6,231	72,030
Hoshino Resorts REIT, Inc.	11	64,565
Host Hotels & Resorts, Inc.*	35,009	635,763
Invincible Investment Corp.	270	97,030

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)	34

Description	Number of Shares	Value
Japan Hotel REIT Investment Corp.	200	$114,531
Park Hotels & Resorts, Inc.*	12,850	286,684
Pebblebrook Hotel Trust	6,007	143,447
RLJ Lodging Trust	10,153	163,869
Ryman Hospitality Properties, Inc.*	2,708	212,984
Service Properties Trust	10,529	129,665
Summit Hotel Properties, Inc.*	3,569	36,297
Sunstone Hotel Investors, Inc.*	9,213	121,243
Xenia Hotels & Resorts, Inc.*	6,846	133,018

TOTAL HOTEL & RESORT		$2,660,297

INDUSTRIAL – 3.0%
AIMS APAC REIT	23,200	24,411
Americold Realty Trust	12,978	524,181
APN Industria REIT	12,124	28,860
ARA LOGOS Logistics Trust	57,800	33,602
Ascendas REIT	162,800	379,376
Centuria Industrial REIT	23,836	63,853
CRE Logistics REIT, Inc.	13	21,513
Dream Industrial REIT	7,428	82,369
Duke Realty Corp.	19,221	894,161
EastGroup Properties, Inc.	2,507	397,761
First Industrial Realty Trust, Inc.	5,859	291,602
Frasers Logistics & Commercial Trust	148,720	163,885
GLP J-REIT	223	374,091
Goodman Group	86,453	1,260,706
Granite REIT	1,863	119,269
Industrial & Infrastructure Fund Investment
Corp.	106	191,937
Industrial Logistics Properties Trust	5,680	140,864
Innovative Industrial Properties, Inc.#	1,231	225,433
Itochu Advance Logistics Investment Corp.	16	20,602
Japan Logistics Fund, Inc.	46	131,547
LaSalle Logiport REIT	96	155,793
Lexington Realty Trust	18,817	230,320
Mapletree Industrial Trust	87,400	185,418
Mapletree Logistics Trust	159,950	238,747
Mitsubishi Estate Logistics REIT Investment
Corp.	19	78,596
Mitsui Fudosan Logistics Park, Inc.	27	139,746
Monmouth Real Estate Investment Corp.	6,343	117,219
Montea CVA	546	59,836
Nippon Prologis REIT, Inc.	140	448,627
Plymouth Industrial REIT, Inc.	1,334	24,866
Prologis, Inc.	38,029	4,431,519
Rexford Industrial Realty, Inc.	7,865	436,901
Segro PLC	61,276	851,282
SOSiLA Logistics REIT, Inc.	15	19,580
STAG Industrial, Inc.	9,873	360,463
Summit Industrial Income REIT	3,608	45,821
Terreno Realty Corp.	4,147	267,564
Tritax Big Box REIT PLC	88,407	232,318
Warehouses De Pauw CVA	7,016	247,442

TOTAL INDUSTRIAL		$13,942,081

OFFICE – 2.0%
Alexandria Real Estate Equities, Inc.	6,537	1,183,851
Allied Properties REIT	2,996	103,958

Description	Number of Shares	Value
alstria office REIT AG	8,939	$160,051
Befimmo SA	523	22,236
Boston Properties, Inc.	6,998	765,231
Brandywine Realty Trust	7,621	103,112
Centuria Office REIT	12,820	21,737
Champion REIT	160,000	92,934
City Office REIT, Inc.	2,823	30,855
Columbia Property Trust, Inc.	6,598	118,830
Corporate Office Properties Trust	4,663	130,751
Cousins Properties, Inc.	6,919	253,720
Covivio	2,344	209,111
Cromwell Property Group	70,423	47,452
Daiwa Office Investment Corp.	20	144,524
Derwent London PLC	6,282	288,956
Dexus	55,850	438,411
Douglas Emmett, Inc.	7,491	251,248
Dream Office REIT	3,839	65,995
Easterly Government Properties, Inc.	3,911	83,813
Equity Commonwealth	6,256	180,173
GDI Property Group	37,938	31,111
Global One Real Estate Investment Corp.	60	69,433
Great Portland Estates PLC	15,111	144,641
Hibernia REIT PLC	32,408	44,306
Highwoods Properties, Inc.	4,541	203,391
Hudson Pacific Properties, Inc.	6,823	191,795
Ichigo Office REIT Investment Corp.	84	73,320
Inmobiliaria Colonial Socimi SA	17,931	181,901
Intervest Offices & Warehouses NV	685	18,287
Invesco Office J-REIT, Inc.	616	113,638
IREIT Global	87,000	42,131
Japan Excellent, Inc.	66	92,290
Japan Prime Realty Investment Corp.	49	198,911
Japan Real Estate Investment Corp.	71	440,072
JBG SMITH Properties	4,693	153,039
Keppel Pacific Oak U.S. REIT	54,800	40,821
Keppel REIT	112,100	104,325
Kilroy Realty Corp.	5,446	373,269
Mack-Cali Realty Corp.	2,455	40,164
Manulife U.S. REIT	72,500	55,067
Mirai Corp.	43	19,305
Mori Hills REIT Investment Corp.	84	121,847
Mori Trust Sogo REIT, Inc.	49	70,612
Nippon Building Fund, Inc.	85	557,854
NSI NV	1,341	54,517
Office Properties Income Trust	1,436	39,849
One REIT, Inc.	16	44,896
Orix JREIT, Inc.	152	268,124
Paramount Group, Inc.	6,206	65,846
Piedmont Office Realty Trust, Inc., Class A	4,742	88,296
Prime U.S. REIT	23,700	20,483
SL Green Realty Corp.#	3,267	241,791
True North Commercial REIT	3,946	22,858
Vornado Realty Trust	7,526	344,314
Workspace Group PLC	10,610	120,122

TOTAL OFFICE		$9,389,575

RESIDENTIAL – 2.5%
Advance Residence Investment Corp.	71	226,123

ANNUAL REPORT / April 30, 2021

35	PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)

Description	Number of Shares	Value
American Campus Communities, Inc.	6,656	$300,918
American Homes 4 Rent, Class A	13,818	511,819
Apartment Income REIT Corp.	8,212	370,772
Apartment Investment & Management Co., Class A	8,212	56,991
AvalonBay Communities, Inc.	7,175	1,377,600
Bluerock Residential Growth REIT, Inc.	5,964	56,539
Boardwalk REIT	1,785	53,238
Camden Property Trust	5,017	604,448
Canadian Apartment Properties REIT	4,891	217,422
Care Property Invest NV	688	20,856
Centerspace	389	27,382
Civitas Social Housing PLC	32,010	50,466
Clipper Realty, Inc.	9,929	81,716
Comforia Residential REIT, Inc.	32	102,544
Daiwa Securities Living Investments Corp.	98	100,574
Empiric Student Property PLC*	17,727	21,555
Equity LifeStyle Properties, Inc.	8,482	588,651
Equity Residential	17,163	1,274,009
Essex Property Trust, Inc.	3,296	957,554
GCP Student Living PLC	19,492	44,165
Independence Realty Trust, Inc.	3,834	64,564
Ingenia Communities Group	24,221	98,654
InterRent REIT	6,334	79,101
Invitation Homes, Inc.	29,169	1,022,665
Irish Residential Properties REIT PLC	33,709	65,909
Kenedix Residential Next Investment Corp.	69	142,326
Killam Apartment REIT	2,717	41,866
Mid-America Apartment Communities, Inc.	5,882	925,415
NexPoint Residential Trust, Inc.	608	30,497
Nippon Accommodations Fund, Inc.	28	166,106
Starts Proceed Investment Corp.	19	39,478
Sun Communities, Inc.	5,740	957,604
UDR, Inc.	14,454	671,388
UMH Properties, Inc.	2,326	50,079
UNITE Group PLC (The)	19,817	318,817
Xior Student Housing NV	874	48,840

TOTAL RESIDENTIAL		$11,768,651

RETAIL – 3.0%
Acadia Realty Trust	4,930	102,988
AEON REIT Investment Corp.	78	107,255
Agree Realty Corp.	4,259	299,663
Altarea SCA	107	21,578
American Finance Trust, Inc.	10,965	109,760
Aventus Group	19,965	45,649
British Land Co. PLC (The)	47,539	340,673
Brixmor Property Group, Inc.	14,204	317,317
BWP Trust	35,261	112,227
Capital & Counties Properties PLC*	35,360	88,692
CapitaLand China Trust	50,000	51,784
CapitaLand Integrated Commercial Trust	265,780	428,800
Carmila SA	5,913	99,259
Charter Hall Retail REIT	14,984	42,960
Choice Properties REIT	6,632	75,215
CT REIT	1,626	21,893
Eurocommercial Properties NV*	3,899	100,858
Federal Realty Investment Trust	3,328	375,531

Description	Number of Shares	Value
First Capital REIT	5,526	$79,620
Fortune REIT	64,000	64,499
Frasers Centrepoint Trust	69,023	125,773
Frontier Real Estate Investment Corp.	26	113,597
Fukuoka REIT Corp.	37	60,653
Getty Realty Corp.	3,846	121,457
Hamborner REIT AG	1,873	20,537
Hammerson PLC	272,124	149,878
Home Consortium Ltd.	9,400	36,174
HomeCo Daily Needs REIT	20,596	20,751
Japan Metropolitan Fund Invest	359	353,781
Kenedix Retail REIT Corp.	23	58,911
Kimco Realty Corp.	22,126	464,646
Kite Realty Group Trust	3,631	75,561
Klepierre SA	9,718	257,927
Lendlease Global Commercial REIT	33,300	20,362
Link REIT	109,200	1,030,091
Macerich Co. (The)#	9,529	131,405
Mapletree Commercial Trust	114,123	187,210
Mercialys SA	4,343	55,572
National Retail Properties, Inc.	8,579	398,237
NewRiver REIT PLC*	17,295	24,277
Realty Income Corp.	19,201	1,327,749
Regency Centers Corp.	7,636	486,108
Retail Estates NV	943	72,493
Retail Opportunity Investments Corp.	5,146	90,570
Retail Properties of America, Inc., Class A	9,519	111,658
Retail Value, Inc.	1,384	25,784
RioCan REIT	5,653	96,673
RPT Realty	7,659	97,346
Sasseur REIT	29,500	20,505
Scentre Group	266,908	558,635
Seritage Growth Properties, Class A*,#	3,490	60,028
Shaftesbury PLC*	15,609	135,654
Shopping Centres Australasia Property Group	55,541	106,748
Simon Property Group, Inc.	16,893	2,056,554
SITE Centers Corp.	7,255	107,011
SmartCentres REIT	7,835	182,433
SPH REIT	137,600	91,533
Spirit Realty Capital, Inc.	5,228	248,539
Supermarket Income REIT PLC	41,671	65,313
Tanger Factory Outlet Centers, Inc.#	5,839	101,890
Unibail-Rodamco-Westfield*	6,943	571,768
Urban Edge Properties	4,971	93,703
Urstadt Biddle Properties, Inc., Class A	3,106	56,436
Vicinity Centres	180,821	220,974
Waypoint REIT	56,188	107,983
Weingarten Realty Investors	5,920	191,453
Wereldhave NV	1,145	19,781

TOTAL RETAIL		$13,898,343

SPECIALIZED – 3.0%
Big Yellow Group PLC	8,499	140,631
Charter Hall Social Infrastructure REIT	35,768	89,551
CoreSite Realty Corp.	2,126	258,288
CubeSmart	10,990	465,317
CyrusOne, Inc.	5,939	432,537
Digital Realty Trust, Inc.	14,591	2,251,537

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)	36

Description	Number of Shares	Value
EPR Properties*	3,543	$169,037
Equinix, Inc.	4,591	3,309,009
Extra Space Storage, Inc.	6,790	1,009,605
Farmland Partners, Inc.	2,902	38,684
Four Corners Property Trust, Inc.	6,477	186,991
Gaming and Leisure Properties, Inc.	11,253	523,152
GEO Group, Inc. (The)#	5,794	31,925
Gladstone Land Corp.#	1,517	31,842
Iron Mountain, Inc.#	14,832	595,060
Keppel DC REIT	68,895	139,079
Life Storage, Inc.	4,006	384,816
National Storage Affiliates Trust	3,129	142,182
National Storage REIT	48,147	74,682
Public Storage	7,971	2,241,126
QTS Realty Trust, Inc., Class A	2,885	191,824
Rural Funds Group	17,455	32,724
Safehold, Inc.	677	47,871
Safestore Holdings PLC	13,213	155,486
VICI Properties, Inc.	27,175	861,447

TOTAL SPECIALIZED		$13,804,403

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $64,830,725)		$81,564,585

TOTAL REAL ESTATE RELATED SECURITIES (COST $127,654,934)		$155,245,119

COMMODITY RELATED SECURITIES – 52.4%

EXCHANGE-TRADED FUNDS – 19.3%

COMMODITY – 19.3%
Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF	416,000	10,483,200
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2,170,000	40,427,100
iShares Gold Trust*	886,100	14,930,785
iShares Silver Trust*	144,100	3,459,841
SPDR S&P Global Natural Resources ETF#	390,000	20,358,000

TOTAL COMMODITY		$89,658,926

TOTAL EXCHANGE-TRADED FUNDS (COST $80,126,969)		$89,658,926

INVESTMENT COMPANIES – 33.1%

COMMODITY – 33.1%
Vanguard Commodity Strategy Fund	808,253	25,201,324
DFA Commodity Strategy Portfolio	11,661,926	73,353,515
Parametric Commodity Strategy Fund	2,809,867	18,123,646
Credit Suisse Commodity Return Strategy Fund*	7,019,673	37,063,874

TOTAL COMMODITY		$153,742,359

TOTAL INVESTMENT COMPANIES (COST $136,439,488)		$153,742,359

TOTAL COMMODITY RELATED SECURITIES (COST $216,566,457)		$243,401,285

Description	Number of Shares	Value

SHORT-TERM INVESTMENTS – 3.8%

MONEY MARKET FUND – 3.8%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	17,639,847	$17,639,847

TOTAL SHORT-TERM INVESTMENT (COST $17,639,847)		$17,639,847

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 1.5%

MONEY MARKET FUNDS – 0.7%
Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%^	346,000	346,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.03%^	640,000	640,000
Blackrock Liquidity Fed Fund, Institutional Shares, 0.03%^	627,000	627,000
JPMorgan U.S. Government Money Market Fund, Capital Class, 0.03%^	627,000	627,000
Federated Hermes Government Obligations Fund, Premier Shares, 0.02%^	580,000	580,000
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03%^	627,000	627,000

TOTAL MONEY MARKET FUNDS (COST $3,447,000)		$3,447,000

	Par Value

REPURCHASE AGREEMENTS – 0.8%
Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $937,787 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $956,542.	$937,786	937,786
Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $1,290,362 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $1,316,168.	1,290,361	1,290,361
RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $1,290,362 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $1,316,168.	1,290,361	1,290,361

TOTAL REPURCHASE AGREEMENTS (COST $3,518,508)		$3,518,508

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $6,965,508)		$6,965,508

TOTAL INVESTMENTS – 101.3% (Cost $415,805,126)		$470,303,359
COLLATERAL FOR SECURITIES ON LOAN – (1.5%)		(6,965,508)
OTHER ASSETS LESS LIABILITIES – 0.2%		860,115

TOTAL NET ASSETS – 100.0%		$464,197,966

ANNUAL REPORT / April 30, 2021

37	PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2		Level 3		Total

Assets

Investments in Securities

Inflation Related Securities

Exchange-Traded Funds	$47,051,600	$—		$—		$47,051,600

Real Estate Related Securities

Common Stocks

Construction & Engineering	—	16,238		—		16,238

Diversified	—	73,045		—		73,045

Diversified Real Estate Activities	73,493	8,849,680		—		8,923,173

Office	—	77,325		—		77,325

Real Estate Development	267,665	2,106,673		—	(a)	2,374,338

Real Estate Operating Companies	194,456	11,005,899		—		11,200,355

Retail	—	73,237		—		73,237

Exchange-Traded Funds	40,687,575	—		—		40,687,575

Investment Companies	10,211,663	43,585		—		10,255,248

Real Estate Investment Trusts

Diversified	2,978,989	5,926,518		—		8,905,507

Diversified Real Estate Activities	—	49,906		—		49,906

Health Care	6,424,367	721,455		—		7,145,822

Hotel & Resort	2,278,378	381,919		—		2,660,297

Industrial	8,590,313	5,351,768		—		13,942,081

Office	5,036,149	4,353,426		—		9,389,575

Residential	10,322,238	1,446,413		—		11,768,651

Retail	7,907,228	5,991,115		—		13,898,343

Specialized	13,172,250	632,153		—		13,804,403

Rights	—	—	(a)	—		—

Commodity Related Securities

Exchange-Traded Funds	89,658,926	—		—		89,658,926

Investment Companies	153,742,359	—		—		153,742,359

Money Market Funds	21,086,847	—		—		21,086,847

Repurchase Agreements	—	3,518,508		—		3,518,508

Total Investments in Securities	$419,684,496	$50,618,863		$—		$470,303,359

(a)	Includes internally fair valued securities currently priced at zero ($0).

As a result of utilizing international fair value pricing at April 30, 2021, a portion of the Fund’s common stock investments were categorized as Level 2.

**	Represents less than 0.05%.

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

(1)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Portfolio of Investments.

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Real Asset Fund (concluded)	38

The following acronyms are used throughout this Fund:
CVA	Dutch Certification

ETF	Exchange-Traded Fund

J-REIT	Japanese Real Estate Investment Trust

OYJ	Public Limited Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SCA	Limited Partnership With Share Capital

SPDR	Standard & Poor’s Depositary Receipt

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

39

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Diversified Income Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets

Common Stocks	40.8%
Investment Companies	34.4%
Corporate Bonds	9.7%
U.S. Treasury Obligations	6.8%
Mortgage-Backed Securities	5.1%
Government Agencies	0.8%
Collateralized Mortgage Obligations	0.2%
Enhanced Equipment Trust Certificate	0.1%
Cash Equivalents(1)	2.0%
Cash Collateral Invested for Securities on Loan(2)	12.4%
Other Assets and Liabilities - Net(3)	(12.3)%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) –0.2%
Series 2012-114, Class VM, 3.50%, 10/25/25	$77,658	$79,923

WHOLE LOAN – 0.0%**
Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.53%, 02/25/34Δ	7,456	7,165
IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.88%, 11/25/35Δ	1,564	1,488

TOTAL WHOLE LOAN		$8,653

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $95,761)		$88,576

CORPORATE BONDS – 9.7%

AEROSPACE & DEFENSE – 0.4%
Boeing Co. (The), Sr. Unsecured
1.43%, 02/04/24	50,000	50,172
2.75%, 02/01/26	45,000	46,720
L3Harris Technologies, Inc., Sr. Unsecured, 2.90%, 12/15/29	15,000	15,601
Raytheon Technologies Corp., Sr. Unsecured, 3.50%, 03/15/27	25,000	27,543

TOTAL AEROSPACE & DEFENSE		$140,036

AUTOMOTIVE – 0.3%
General Motors Financial Co., Inc., Company Guaranteed, 3.20%, 07/06/21	40,000	40,056

Description	Par Value	Value
PACCAR Financial Corp., Sr. Unsecured, MTN, 2.65%, 05/10/22	$55,000	$56,393

TOTAL AUTOMOTIVE		$96,449

BEVERAGES – 0.1%
Anheuser-Busch InBev Finance, Inc., Company Guaranteed, 4.90%, 02/01/46	20,000	23,905
Keurig Dr. Pepper, Inc., Company Guaranteed, 3.20%, 05/01/30	15,000	15,981

TOTAL BEVERAGES		$39,886

BIOTECHNOLOGY – 0.1%
Amgen, Inc., Sr. Unsecured, 4.40%, 05/01/45	25,000	28,972

CAPITAL MARKETS – 0.8%
Goldman Sachs Group, Inc. (The), Sr. Unsecured (3 Month USD LIBOR + 1.20%), 3.27%, 09/29/25Δ	55,000	59,032

(3 Month USD LIBOR + 1.51%), 3.69%, 06/05/28Δ	35,000	38,633
JPMorgan Chase & Co., Sr. Unsecured, (SOFR + 2.04%), 2.52%, 04/22/31Δ	50,000	50,585
Morgan Stanley, Sr. Unsecured, MTN, (SOFR + 3.12%), 3.62%, 04/01/31Δ	70,000	76,941
Morgan Stanley, Subordinated, GMTN, 4.35%, 09/08/26	10,000	11,341

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (continued)	40

Description	Par Value	Value
TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 04/01/22	$18,000	$18,364
U.S. Bancorp, Series V, Sr. Unsecured, 2.63%, 01/24/22	45,000	45,684

TOTAL CAPITAL MARKETS		$300,580

CHEMICALS – 0.2%
Nutrien Ltd., Sr. Unsecured, 1.90%, 05/13/23	80,000	82,145

COMMERCIAL SERVICES & SUPPLIES – 0.1%
Global Payments, Inc., Sr. Unsecured, 3.75%, 06/01/23	50,000	52,958

COMPUTERS – 0.1%
Hewlett Packard Enterprise Co., Sr. Unsecured, 3.50%, 10/05/21	50,000	50,516

DIVERSIFIED FINANCIAL SERVICES – 1.6%
Bank of America Corp., Sr. Unsecured, MTN, 3.25%, 10/21/27	20,000	21,669
BlackRock, Inc., Sr. Unsecured, 3.38%, 06/01/22	38,000	39,276
Capital One Financial Corp., Sr. Unsecured, 2.60%, 05/11/23	30,000	31,265
Citigroup, Inc., Sr. Unsecured, (3 Month USD LIBOR + 0.95%), 2.88%, 07/24/23Δ	35,000	36,065
Fifth Third Bancorp, Sr. Unsecured 3.50%, 03/15/22	100,000	102,516
2.55%, 05/05/27	15,000	15,738
Fifth Third Bancorp, Subordinated, 4.30%, 01/16/24	20,000	21,850
FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	100,000	141,213
Huntington Bancshares, Inc., Sr. Unsecured 2.63%, 08/06/24	25,000	26,481
2.55%, 02/04/30	50,000	50,741
Wells Fargo & Co., Series M, Subordinated, 3.45%, 02/13/23	35,000	36,941
Wells Fargo & Co., Sr. Unsecured, (SOFR + 2.00%), 2.19%, 04/30/26Δ	25,000	25,978
Wells Fargo & Co., Subordinated, MTN, 4.40%, 06/14/46	40,000	45,662

TOTAL DIVERSIFIED FINANCIAL SERVICES		$595,395

ELECTRIC – 0.5%
American Electric Power Co., Inc., Series M, Sr. Unsecured, 0.75%, 11/01/23	25,000	25,065
DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	10,000	10,737
FirstEnergy Corp., Sr. Unsecured, 2.05%, 03/01/25	100,000	100,878
NextEra Energy Capital Holdings, Inc., Company Guaranteed, 0.65%, 03/01/23	35,000	35,074

TOTAL ELECTRIC		$171,754

ENVIRONMENTAL CONTROL – 0.2%
Waste Management, Inc., Company Guaranteed 3.50%, 05/15/24	35,000	37,762

Description	Par Value	Value
4.10%, 03/01/45	$25,000	$28,631

TOTAL ENVIRONMENTAL CONTROL		$66,393

FOOD & STAPLES RETAILING – 0.8%
Archer-Daniels-Midland Co., Sr. Unsecured, 3.25%, 03/27/30	20,000	21,729
Campbell Soup Co., Sr. Unsecured 3.30%, 03/19/25	40,000	43,188
3.13%, 04/24/50	50,000	47,081
Conagra Brands, Inc., Sr. Unsecured, 4.60%, 11/01/25	40,000	45,729
Kroger Co. (The), Sr. Unsecured 2.80%, 08/01/22#	35,000	36,017
5.40%, 01/15/49	50,000	65,490
McCormick & Co., Inc., Sr. Unsecured, 2.50%, 04/15/30	35,000	35,323

TOTAL FOOD & STAPLES RETAILING		$294,557

HEALTHCARE-PRODUCTS – 0.1%
DH Europe Finance II Sarl, Company Guaranteed, 2.20%, 11/15/24	45,000	47,071

HEALTHCARE-SERVICES – 0.2%
Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	30,000	33,364
UnitedHealth Group, Inc., Sr. Unsecured 2.75%, 02/15/23	25,000	25,994
2.95%, 10/15/27	25,000	27,133

TOTAL HEALTHCARE-SERVICES		$86,491

HOME FURNISHINGS – 0.3%
Whirlpool Corp., Sr. Unsecured 4.70%, 06/01/22	65,000	67,927
2.40%, 05/15/31	15,000	14,935
4.60%, 05/15/50	30,000	35,631

TOTAL HOME FURNISHINGS		$118,493

HOUSEHOLD PRODUCTS/WARES – 0.0%**
Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 08/01/47	15,000	16,821

INSURANCE – 0.7%
Aon PLC, Company Guaranteed, 4.00%, 11/27/23	40,000	43,174
CNA Financial Corp., Sr. Unsecured, 3.95%, 05/15/24	35,000	38,012
Lincoln National Corp., Sr. Unsecured, 3.63%, 12/12/26	25,000	27,670
W.R. Berkley Corp., Sr. Unsecured 4.63%, 03/15/22	60,000	62,231
4.75%, 08/01/44	45,000	54,039
4.00%, 05/12/50	30,000	33,218

TOTAL INSURANCE		$258,344

MACHINERY – 0.1%
Caterpillar, Inc., Sr. Unsecured, 2.60%, 04/09/30	25,000	26,097
Roper Technologies, Inc., Sr. Unsecured, 2.00%, 06/30/30	30,000	28,890

TOTAL MACHINERY		$54,987

ANNUAL REPORT / April 30, 2021

41	PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (continued)

Description	Par Value	Value

MEDIA – 0.3%
ViacomCBS, Inc., Sr. Unsecured 4.60%, 01/15/45	$75,000	$83,684
4.95%, 05/19/50#	25,000	29,249
Walt Disney Co. (The) / TWDC Enterprises 18 Corp., Company Guaranteed, GMTN, 4.13%, 06/01/44	10,000	11,601

TOTAL MEDIA		$124,534

MISCELLANEOUS MANUFACTURING – 0.3%
Illinois Tool Works, Inc., Sr. Unsecured, 3.50%, 03/01/24	45,000	48,576
Trane Technologies Luxembourg Finance SA, Company Guaranteed, 3.50%, 03/21/26	55,000	60,358

TOTAL MISCELLANEOUS MANUFACTURING		$108,934

OIL & GAS – 0.4%
Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 09/15/24	20,000	21,632
Phillips 66, Company Guaranteed 4.30%, 04/01/22	20,000	20,807
0.90%, 02/15/24	15,000	15,021
3.85%, 04/09/25	10,000	10,978
Pioneer Natural Resources Co., Sr. Unsecured 1.13%, 01/15/26	15,000	14,822
2.15%, 01/15/31#	15,000	14,173
Shell International Finance BV, Company Guaranteed, 3.25%, 05/11/25	25,000	27,262
Valero Energy Corp., Sr. Unsecured 4.00%, 04/01/29	30,000	32,805
4.90%, 03/15/45#	10,000	11,433

TOTAL OIL & GAS		$168,933

PHARMACEUTICALS – 0.3%
AbbVie, Inc., Sr. Unsecured 4.25%, 11/14/28	25,000	28,656
4.40%, 11/06/42	20,000	23,262
Bristol-Myers Squibb Co., Sr. Unsecured, 2.75%, 02/15/23	25,000	26,006
Zoetis, Inc., Sr. Unsecured, 3.95%, 09/12/47	20,000	22,430

TOTAL PHARMACEUTICALS		$100,354

PIPELINES – 0.7%
Energy Transfer LP, Sr. Unsecured 3.60%, 02/01/23	35,000	36,427
4.20%, 04/15/27	40,000	43,778
3.75%, 05/15/30	15,000	15,629
Kinder Morgan, Inc., Company Guaranteed 5.20%, 03/01/48	40,000	47,633
3.60%, 02/15/51	20,000	19,260
MPLX LP, Sr. Unsecured, 4.00%, 03/15/28	30,000	33,180
ONEOK Partners LP, Company Guaranteed, 6.20%, 09/15/43	45,000	55,870

Description	Par Value	Value
Spectra Energy Partners LP, Company Guaranteed, 4.50%, 03/15/45	$25,000	$28,029

TOTAL PIPELINES		$279,806

REAL ESTATE INVESTMENT TRUSTS – 0.4%
American Tower Corp., Sr. Unsecured, 5.00%, 02/15/24	15,000	16,687
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.35%, 05/15/27	25,000	27,306
Healthcare Realty Trust, Inc., Sr. Unsecured, 3.88%, 05/01/25	15,000	16,321
Healthpeak Properties, Inc., Sr. Unsecured, 2.88%, 01/15/31#	50,000	51,283
Welltower, Inc., Sr. Unsecured, 3.63%, 03/15/24	55,000	59,371

TOTAL REAL ESTATE INVESTMENT TRUSTS		$170,968

RETAIL – 0.0%**
McDonald’s Corp., Sr. Unsecured, MTN, 1.45%, 09/01/25	15,000	15,251

TELECOMMUNICATIONS – 0.3%
AT&T, Inc., Sr. Unsecured 4.50%, 05/15/35	15,000	17,039
3.55%, 09/15/55Ω	29,000	26,799
Verizon Communications, Inc., Sr. Unsecured 1.75%, 01/20/31	35,000	32,944
3.40%, 03/22/41	25,000	25,440

TOTAL TELECOMMUNICATIONS		$102,222

TRANSPORTATION – 0.3%
FedEx Corp., Company Guaranteed 3.88%, 08/01/42	30,000	32,008
4.10%, 02/01/45	15,000	16,326
Ryder System, Inc., Sr. Unsecured, MTN, 2.50%, 09/01/22	10,000	10,263
Union Pacific Corp., Sr. Unsecured, 3.15%, 03/01/24	45,000	48,081

TOTAL TRANSPORTATION		$106,678

TRUCKING & LEASING – 0.1%
GATX Corp., Sr. Unsecured, 5.20%, 03/15/44	20,000	25,142

TOTAL CORPORATE BONDS (COST $3,448,948)		$3,704,670

	Number of Shares

COMMON STOCKS – 40.8%

COMMUNICATION SERVICES – 2.5%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.7%
AT&T, Inc.	12,570	394,824
Verizon Communications, Inc.	4,390	253,698

		$648,522

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (continued)	42

Description	Number of Shares	Value

MEDIA – 0.8%
Omnicom Group, Inc.	3,780	$310,943

TOTAL COMMUNICATION SERVICES		$959,465

CONSUMER DISCRETIONARY – 2.8%

HOTELS, RESTAURANTS & LEISURE – 1.2%
McDonald’s Corp.	800	188,864
Restaurant Brands International, Inc.	3,820	262,090

		$450,954

MULTILINE RETAIL – 0.8%
Target Corp.	1,510	312,963

SPECIALTY RETAIL – 0.8%
Home Depot, Inc. (The)	920	297,776

TOTAL CONSUMER DISCRETIONARY		$1,061,693

CONSUMER STAPLES – 2.6%

BEVERAGES – 0.7%
PepsiCo., Inc.	1,855	267,417

HOUSEHOLD PRODUCTS – 1.0%
Procter & Gamble Co. (The)	2,900	386,918

TOBACCO – 0.9%
Philip Morris International, Inc.	3,375	320,625

TOTAL CONSUMER STAPLES		$974,960

ENERGY – 2.8%

OIL, GAS & CONSUMABLE FUELS – 2.8%
Chevron Corp.	3,315	341,677
ConocoPhillips	6,020	307,863
Exxon Mobil Corp.	3,410	195,188
Valero Energy Corp.	2,650	195,994

TOTAL ENERGY		$1,040,722

FINANCIALS – 9.4%

BANKS – 2.1%
KeyCorp.	10,290	223,910
Toronto-Dominion Bank (The)	4,625	317,969
United Bankshares, Inc.	6,535	256,630

		$798,509

CAPITAL MARKETS – 1.9%
BlackRock, Inc.	472	386,710
Main Street Capital Corp.	60	2,555
Morgan Stanley	4,245	350,425

		$739,690

DIVERSIFIED FINANCIAL SERVICES – 3.6%
Citigroup, Inc.	4,395	313,100
JPMorgan Chase & Co.	4,350	669,073
U.S. Bancorp	6,670	395,865

		$1,378,038

INSURANCE – 1.8%
MetLife, Inc.	5,755	366,190

Description	Number of Shares	Value
Old Republic International Corp.	12,145	$299,010

		$665,200

TOTAL FINANCIALS		$3,581,437

HEALTH CARE – 4.9%

BIOTECHNOLOGY – 0.5%
Amgen, Inc.	760	182,126

HEALTH CARE PROVIDERS & SERVICES – 0.9%
CVS Health Corp.	4,400	336,160

PHARMACEUTICALS – 3.5%
Bristol-Myers Squibb Co.	4,255	265,597
Johnson & Johnson	2,815	458,085
Merck & Co., Inc.	3,300	245,850
Pfizer, Inc.	9,315	360,025

		$1,329,557

TOTAL HEALTH CARE		$1,847,843

INDUSTRIALS – 5.6%

AEROSPACE & DEFENSE – 1.0%
Lockheed Martin Corp.	1,010	384,366

AIR FREIGHT & LOGISTICS – 1.4%
United Parcel Service, Inc.	2,530	515,766

BUILDING PRODUCTS – 0.9%
Johnson Controls International PLC	5,820	362,819

ELECTRICAL EQUIPMENT – 1.6%
Emerson Electric Co.	4,125	373,271
nVent Electric PLC	7,710	234,770

		$608,041

MACHINERY – 0.7%
Caterpillar, Inc.	1,150	262,326

TOTAL INDUSTRIALS		$2,133,318

INFORMATION TECHNOLOGY – 4.4%

COMMUNICATIONS EQUIPMENT – 1.2%
Cisco Systems, Inc.	8,760	445,971

IT SERVICES – 0.6%
International Business Machines Corp.	1,710	242,615

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.6%
Broadcom, Inc.	1,025	467,605
QUALCOMM, Inc.	3,720	516,336

		$983,941

TOTAL INFORMATION TECHNOLOGY		$1,672,527

MATERIALS – 2.0%

CHEMICALS – 2.0%
Dow, Inc.	6,710	419,375
Nutrien Ltd.	6,240	344,386

TOTAL MATERIALS		$763,761

REAL ESTATE – 1.3%

REAL ESTATE INVESTMENT TRUSTS – 1.3%
AvalonBay Communities, Inc.	1,610	309,120

ANNUAL REPORT / April 30, 2021

43	PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (continued)

Description	Number of Shares	Value
Crown Castle International Corp.	1,050	$198,513

TOTAL REAL ESTATE		$507,633

UTILITIES – 2.5%

ELECTRIC UTILITIES – 2.5%
American Electric Power Co., Inc.	2,800	248,388
Duke Energy Corp.	2,130	214,469
FirstEnergy Corp.	6,325	239,844
NextEra Energy, Inc.	3,325	257,721

TOTAL UTILITIES		$960,422

TOTAL COMMON STOCKS (COST $11,242,871)		$15,503,781

	Par Value

ENHANCED EQUIPMENT TRUST CERTIFICATE – 0.1%

AIRLINES – 0.1%
Delta Air Lines, Series 2007-1, Class A, Pass-Through Certificates, 6.82%, 08/10/22	$26,957	28,188

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATE (COST $26,433)		$28,188

GOVERNMENT AGENCIES – 0.8%

FEDERAL HOME LOAN BANK (FHLB) – 0.1%
3.25%, 11/16/28	35,000	39,659

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.7%
0.36%, 05/15/24	270,000	269,586

TOTAL GOVERNMENT AGENCIES (COST $304,656)		$309,245

MORTGAGE-BACKED SECURITIES – 5.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.2%
Pool C00478, 8.50%, 09/01/26	613	703
Pool A15865, 5.50%, 11/01/33	16,633	18,931
Pool A19412, 5.00%, 03/01/34	38,462	43,718
Pool G05774, 5.00%, 01/01/40	96,277	109,192
Pool C03517, 4.50%, 09/01/40	10,737	11,929
Pool C03849, 3.50%, 04/01/42	21,324	23,214
Pool C04305, 3.00%, 11/01/42	93,484	100,385
Pool C09020, 3.50%, 11/01/42	70,736	76,812
Pool G07889, 3.50%, 08/01/43	16,417	17,839
Pool Q23891, 4.00%, 12/01/43	12,367	13,439
Pool G60038, 3.50%, 01/01/44	55,693	60,496
Pool ZS4693, 3.00%, 12/01/46	61,763	65,382
Pool SD8000, 3.00%, 07/01/49	24,890	26,085
Pool SD8012, 4.00%, 09/01/49	1,307	1,408
Pool SD8037, 2.50%, 01/01/50	91,509	94,951
Pool RA2480, 2.50%, 07/01/50	11,617	12,086
Pool SD8104, 1.50%, 11/01/50	45,669	44,792
Pool RA4349, 2.50%, 01/01/51	46,313	48,323
Pool SD8141, 2.50%, 04/01/51	56,807	59,041

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$828,726

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.9%
Pool AB4089, 3.00%, 12/01/26	9,900	10,430
Pool 533246, 7.50%, 04/01/30	1,726	1,760

Description	Par Value	Value
Pool AJ4050, 4.00%, 10/01/41	$33,367	$36,663
Pool AX5302, 4.00%, 01/01/42	11,752	12,953
Pool AT7899, 3.50%, 07/01/43	30,946	33,245
Pool AS0302, 3.00%, 08/01/43	34,910	37,231
Pool AL6325, 3.00%, 10/01/44	32,686	34,864
Pool BC0830, 3.00%, 04/01/46	32,216	34,113
Pool BC9468, 3.00%, 06/01/46	12,201	12,910
Pool BE1899, 3.00%, 11/01/46	52,541	55,636
Pool BD7166, 4.50%, 04/01/47	31,920	35,337
Pool BE3625, 3.50%, 05/01/47	45,448	48,564
Pool BE3702, 4.00%, 06/01/47	66,233	71,557
Pool BE3767, 3.50%, 07/01/47	5,418	5,794
Pool BH9215, 3.50%, 01/01/48	14,658	15,676
Pool BJ0650, 3.50%, 03/01/48	87,130	93,169
Pool BJ9169, 4.00%, 05/01/48	32,611	35,092
Pool BK4764, 4.00%, 08/01/48	24,966	26,866
Pool MA3444, 4.50%, 08/01/48	18,285	19,895
Pool BN1628, 4.50%, 11/01/48	8,974	9,781
Pool BN3956, 4.00%, 01/01/49	12,428	13,374
Pool MA3871, 3.00%, 12/01/49	34,001	35,633
Pool CA5353, 3.50%, 03/01/50	96,547	102,636
Pool FM4994, 2.00%, 12/01/50	70,853	71,826
Pool MA4208, 2.00%, 12/01/50	46,863	47,390
Pool BQ4495, 2.00%, 02/01/51	97,423	98,509
Pool FM7188, 2.50%, 05/01/51	93,000	98,087

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,098,991

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**
Pool 354677, 7.50%, 10/15/23	2,886	2,889
Pool 354765, 7.00%, 02/15/24	5,043	5,525
Pool 354827, 7.00%, 05/15/24	3,333	3,656

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$12,070

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,886,006)		$1,939,787

U.S. TREASURY OBLIGATIONS – 6.8%

U.S. TREASURY BONDS – 1.8%
4.75%, 02/15/37	21,000	29,078
4.38%, 05/15/40	120,000	163,587
3.63%, 02/15/44	87,000	109,152
3.38%, 05/15/44	139,000	168,026
3.13%, 08/15/44	11,000	12,786
3.00%, 11/15/44	53,000	60,381
3.00%, 11/15/45#	8,000	9,132
3.00%, 02/15/47	21,000	24,016
3.00%, 05/15/47	30,000	34,327
2.00%, 02/15/50	50,000	46,952

TOTAL U.S. TREASURY BONDS		$657,437

U.S. TREASURY NOTES – 5.0%
1.63%, 11/15/22	46,000	47,053
1.75%, 05/15/23	405,000	417,951
2.00%, 04/30/24	170,000	178,420
1.75%, 07/31/24	30,000	31,313
2.25%, 11/15/24	80,000	84,990
2.00%, 02/15/25	115,000	121,347

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (continued)	44

Description	Par Value	Value
2.13%, 05/15/25	$140,000	$148,505
2.00%, 08/15/25	35,000	36,984
2.25%, 11/15/25	5,000	5,340
1.63%, 05/15/26	195,000	202,372
1.50%, 08/15/26	90,000	92,658
2.25%, 08/15/27	460,000	490,619
2.38%, 05/15/29	50,000	53,541

TOTAL U.S. TREASURY NOTES		$1,911,093

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,392,392)		$2,568,530

	Number of Shares

INVESTMENT COMPANIES – 34.4%

EXCHANGE-TRADED FUNDS – 31.1%
iShares iBoxx High Yield Corporate Bond ETF#	21,300	1,862,472
iShares International Select Dividend ETF#	227,000	7,357,070
SPDR Dow Jones International Real Estate ETF#	42,625	1,537,910
Vanguard REIT ETF	10,700	1,060,156

TOTAL EXCHANGE-TRADED FUNDS		$11,817,608

INFLATION-PROTECTED SECURITIES FUND – 3.3%
Vanguard Inflation-Protected Securities Fund, Admiral Shares	44,963	1,270,200

TOTAL INVESTMENT COMPANIES (COST $13,000,125)		$13,087,808

MONEY MARKET FUND – 2.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	756,230	756,230

TOTAL MONEY MARKET FUND (COST $756,230)		$756,230

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 12.4%

REPURCHASE AGREEMENTS – 12.4%
Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $874,135 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $891,617.	$874,134	874,134

Description	Par Value	Value
BNP Paribas SA, 0.00%, dated 4/30/21, due 5/03/21, repurchase price $874,134 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.13%, maturing 5/15/21 to 2/01/56; total market value of $891,617.	$874,134	$874,134
Citigroup Global Markets Ltd., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $874,135 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/15/21 to 4/20/51; total market value of $891,617.	874,134	874,134
Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $874,135 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $891,617.	874,134	874,134
Deutsche Bank Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $347,985 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 4.00%, maturing 6/22/21 to 4/01/51; total market value of $354,945.	347,985	347,985
RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $874,135 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $891,617.	874,134	874,134

TOTAL REPURCHASE AGREEMENTS (COST $4,718,655)		$4,718,655

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,718,655)		$4,718,655

TOTAL INVESTMENTS – 112.3% (COST $37,872,077)		$42,705,470

COLLATERAL FOR SECURITIES ON LOAN – (12.4%)		(4,718,655)

OTHER ASSETS LESS LIABILITIES – 0.1%		30,657

TOTAL NET ASSETS – 100.0%		$38,017,472

ANNUAL REPORT / April 30, 2021

45	PORTFOLIOS OF INVESTMENTS Wilmington Diversified Income Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Collateralized Mortgage Obligations	$—	$88,576	$—	$88,576

Corporate Bonds	—	3,704,670	—	3,704,670

Common Stocks	15,503,781	—	—	15,503,781

Enhanced Equipment Trust Certificate	—	28,188	—	28,188

Government Agencies	—	309,245	—	309,245

Mortgage-Backed Securities	—	1,939,787	—	1,939,787

U.S. Treasury Obligations	—	2,568,530	—	2,568,530

Investment Companies	13,087,808	—	—	13,087,808

Money Market Fund	756,230	—	—	756,230

Repurchase Agreements	—	4,718,655	—	4,718,655

Total	$29,347,819	$13,357,651	$—	$42,705,470

**	Represents less than 0.05%.
Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2021, these liquid restricted securities amounted to $168,012 representing 0.44% of total net assets.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.
^	7-Day net yield.

The following acronyms are used throughout this Fund:

ETF	Exchange-Traded Fund
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Corporation
LP	Limited Partnership
MTN	Medium Term Note
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depositary Receipt
USD	United States Dollar

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	46

			Wilmington
	Wilmington		Global Alpha
	International		Equities
April 30, 2021	Fund		Fund
ASSETS:
Investments, at identified cost	$537,912,938		$148,786,062

Investments in securities, at value	$735,584,848	(a)	$198,024,416
Cash	134,911		754
Deposits for financial futures contracts	1,325,509		6,451,972
Cash denominated in foreign currencies	3,450,171	(b)	184,969	(b)
Variation margin receivable for financial futures contracts	—		1,062,184
Income receivable	1,949,408		351,833
Foreign tax reclaim receivable	1,403,855		262,354
Due from broker	114,624		—
Receivable for shares sold	826,961		271,296
Unrealized appreciation on forward foreign currency contracts	—		24,948
Receivable for investments sold	1,174,476		993,594
Prepaid and other assets	27,265		31,812

TOTAL ASSETS	745,992,028		207,660,132

LIABILITIES:
Deferred foreign capital gains tax payable	23,588		2,390
Payable for investments purchased	2,316,272		538,697
Collateral for securities on loan	25,326,302		—
Unrealized depreciation on forward foreign currency contracts	—		229,936
Payable for shares redeemed	123,572		12,612
Payable to sub-advisors	221,198		92,570
Payable for Trustees’ fees	9,263		9,262
Payable for administration fees	17,648		5,064
Payable for distribution services fees	828		66
Payable for investment advisory fees	182,399		60,363
Other accrued expenses	293,200		153,428

TOTAL LIABILITIES	28,514,270		1,104,388

NET ASSETS	$717,477,758		$206,555,744

NET ASSETS CONSIST OF:
Paid-in capital	$528,702,053		$189,532,904
Distributable earnings (loss)	188,775,705		17,022,840

TOTAL NET ASSETS	$717,477,758		$206,555,744

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$4,014,499		$324,345

Shares outstanding (unlimited shares authorized)	383,442		27,105

Net Asset Value per share	$10.47		$11.97

Offering Price per share*	$11.08	**	$12.67	**

Class I
Net Assets	$713,463,259		$206,231,399

Shares outstanding (unlimited shares authorized)	67,543,095		16,981,184

Net Asset Value and Offering Price per share	$10.56		$12.14

(a)	Including $23,456,143 of securities on loan (Note 2).
(b)	Cost of cash denominated in foreign currencies was $3,397,370 and $184,128, respectively .
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

47	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

			Wilmington
	Wilmington		Diversified
	Real Asset		Income
April 30, 2021	Fund		Fund
ASSETS:
Investments, at identified cost	$415,805,126		$37,872,076

Investments in securities, at value (including repurchase agreements of $3,518,508 and $4,718,655, respectively)	$470,303,359	(a)	$42,705,470	(a)
Cash denominated in foreign currencies	66,098	(b)	—
Income receivable	276,327		81,829
Foreign tax reclaim receivable	165,573		137
Due from advisor	—		11,298
Receivable for shares sold	735,925		5,786
Receivable for investments sold	19,215		—
Prepaid and other assets	54,040		15,305

TOTAL ASSETS	471,620,537		42,819,825

LIABILITIES:
Collateral for securities on loan	6,965,508		4,718,655
Payable for shares redeemed	14,988		85
Payable to sub-advisors	14,604		—
Payable for Trustees’ fees	8,755		9,264
Payable for administration fees	10,942		936
Payable for distribution services fees	197		7,651
Payable for investment advisory fees	213,999		—
Other accrued expenses	193,578		65,762

TOTAL LIABILITIES	7,422,571		4,802,353

NET ASSETS	$464,197,966		$38,017,472

NET ASSETS CONSIST OF:
Paid-in capital	$443,591,472		$33,687,582
Distributable earnings (loss)	20,606,494		4,329,890

TOTAL NET ASSETS	$464,197,966		$38,017,472

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$994,637		$37,388,042

Shares outstanding (unlimited shares authorized)	63,833		3,238,419

Net Asset Value per share	$15.58		$11.55

Offering Price per share*	$16.49	**	$12.22	**

Class I
Net Assets	$463,203,329		$629,430

Shares outstanding (unlimited shares authorized)	29,364,925		54,449

Net Asset Value and Offering Price per share	$15.77		$11.56

(a)	Including $6,780,909 and $4,591,658, respectively, of securities on loan (Note 2).
(b)	Cost of cash denominated in foreign currencies was $65,468.
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/94.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	48

Year Ended April 30, 2021	Wilmington International Fund	Wilmington Global Alpha Equities Fund
INVESTMENT INCOME:
Dividends	$13,311,864 (a)	$3,641,056 (a)
Interest	77,421	5,752
Securities lending income, net	156,056	—

TOTAL INVESTMENT INCOME	13,545,341	3,646,808

EXPENSES:
Investment advisory fees	5,098,190	3,259,427
Administration fees	188,533	65,665
Portfolio accounting and administration fees	189,991	79,400
Custodian fees	182,680	121,467
Transfer and dividend disbursing agent fees and expenses	107,788	82,661
Trustees’ fees	56,884	56,884
Professional fees	178,817	162,280
Distribution services fee—Class A	9,011	751
Shareholder services fee—Class A	9,011	751
Shareholder services fee—Class I	1,121,924	413,190
Share registration costs	32,085	32,761
Printing and postage	21,352	13,201
Miscellaneous	59,102	32,078

TOTAL EXPENSES	7,255,368	4,320,516

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(1,045,342)	(1,211,350)
Waiver of shareholder services fee—Class A	(9,011)	(751)
Waiver of shareholder services fee—Class I	(896,909)	(413,190)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,951,262)	(1,625,291)

Net expenses	5,304,106	2,695,225

Net investment income	8,241,235	951,583

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	25,067,753 (b)	20,237,964 (b)
Net realized gain (loss) on forward foreign currency contracts	(152,695)	(889,512)
Net realized gain (loss) on foreign currency transactions	(566,634)	53,790
Net realized gain (loss) on financial futures contracts	4,267,511	(52,761,632)

Net realized gain (loss)	28,615,935	(33,359,390)

Net change in unrealized appreciation (depreciation) on investments	189,047,404	46,867,101
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	601	(459,928)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	175,372	18,743
Net change in unrealized appreciation (depreciation) on financial futures contracts	(948,553)	11,047,084

Net change in unrealized appreciation (depreciation)	188,274,824	57,473,000

Net realized and unrealized gain (loss)	216,890,759	24,113,610

Change in net assets resulting from operations	$225,131,994	$25,065,193

(a)	Net of foreign withholding taxes of $1,225,394 and $296,330, respectively.
(b)	Net of change in deferred foreign capital gains tax payable of $23,588 and $2,390, respectively.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

49	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2021	Wilmington Real Asset Fund	Wilmington Diversified Income Fund
INVESTMENT INCOME:
Dividends	$5,045,576 (a)	$951,966 (a)
Interest	—	227,494
Securities lending income, net	68,041	23,589

TOTAL INVESTMENT INCOME	5,113,617	1,203,049

EXPENSES:
Investment advisory fees	1,372,694	140,968
Administration fees	81,696	10,650
Portfolio accounting and administration fees	118,447	21,934
Custodian fees	76,814	2,744
Transfer and dividend disbursing agent fees and expenses	82,809	39,665
Trustees’ fees	56,884	56,884
Professional fees	175,176	97,179
Distribution services fee—Class A	2,362	86,699
Shareholder services fee—Class A	2,362	86,699
Shareholder services fee—Class I	430,535	1,035
Share registration costs	34,723	23,459
Printing and postage	39,302	7,886
Miscellaneous	36,562	19,633

TOTAL EXPENSES	2,510,366	595,435

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(154,393)	(297,655)
Waiver of shareholder services fee—Class A	(2,362)	(86,699)
Waiver of shareholder services fee—Class I	(430,535)	(1,035)

TOTAL WAIVERS AND REIMBURSEMENTS	(587,290)	(385,389)

Net expenses	1,923,076	210,046

Net investment income	3,190,541	993,003

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(8,277,960)	367,883
Net realized gain (loss) on forward foreign currency contracts	(385)	—
Net realized gain (loss) on foreign currency transactions	16,879	—

Net realized gain (loss)	(8,261,466)	367,883

Net change in unrealized appreciation (depreciation) on investments	79,210,677	6,475,486
Net change in unrealized appreciation (depreciation) on foreign currency transactions	8,332	—

Net change in unrealized appreciation (depreciation)	79,219,009	6,475,486

Net realized and unrealized gain (loss)	70,957,543	6,843,369

Change in net assets resulting from operations	$74,148,084	$7,836,372

(a)	Net of foreign withholding taxes of $138,969 and $5,362, respectively.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	50

	Wilmington		Wilmington
	International Fund		Global Alpha Equities Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2021	2020	2021	2020
OPERATIONS:
Net investment income	$8,241,235	$8,760,578	$951,583	$1,588,127
Net realized gain (loss)	28,615,935	(27,424,995)	(33,359,390)	13,823,568
Net change in unrealized appreciation (depreciation)	188,274,824	(44,981,027)	57,473,000	(22,691,724)

Change in net assets resulting from operations	225,131,994	(63,645,444)	25,065,193	(7,280,029)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(53,943)	(58,590)	(5,953)	(1,405)
Class I	(10,011,086)	(9,522,428)	(4,303,804)	(2,321,797)

Total distributions to shareholders	(10,065,029)	(9,581,018)	(4,309,757)	(2,323,202)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	67,944	13,474	101,389	140,958
Class I	90,361,155	141,661,987	60,797,169	100,727,971
Distributions reinvested
Class A	46,666	50,869	5,059	1,373
Class I	2,180,439	2,358,908	3,105,237	941,789
Cost of shares redeemed
Class A	(377,606)	(1,346,018)	(19,709)	(53,284)
Class I	(106,543,959)	(128,456,761)	(90,307,965)	(48,360,296)

Change in net assets resulting from share transactions	(14,265,361)	14,282,459	(26,318,820)	53,398,511

Change in net assets	200,801,604	(58,944,003)	(5,563,384)	43,795,280
NET ASSETS:
Beginning of year	516,676,154	575,620,157	212,119,128	168,323,848

End of year	$717,477,758	$516,676,154	$206,555,744	$212,119,128

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	6,920	1,663	9,228	12,575
Class I	9,862,310	18,263,863	5,264,052	8,757,708
Distributions reinvested
Class A	5,369	6,089	438	117
Class I	248,495	280,142	264,726	79,610
Shares redeemed
Class A	(41,741)	(166,540)	(1,713)	(4,592)
Class I	(11,852,417)	(15,738,820)	(7,794,856)	(4,342,370)

Net change resulting from share transactions	(1,771,064)	2,646,397	(2,258,125)	4,503,048

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

51	STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Wilmington		Wilmington
	Real Asset Fund		Diversified Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2021	2020	2021	2020
OPERATIONS:
Net investment income	$3,190,541	$10,479,624	$993,003	$1,468,788
Net realized gain (loss)	(8,261,466)	818,770	367,883	(749,345)
Net change in unrealized appreciation (depreciation)	79,219,009	(46,892,572)	6,475,486	(2,792,079)

Change in net assets resulting from operations	74,148,084	(35,594,178)	7,836,372	(2,072,636)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(17,371)	(38,272)	(1,056,510)	(1,350,031)
Class I	(5,009,481)	(11,252,467)	(18,230)	(24,433)

Total distributions to shareholders	(5,026,852)	(11,290,739)	(1,074,740)	(1,374,464)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	74,933	200,308	451,605	390,191
Class I	229,046,473	63,422,482	21,568	129,029
Distributions reinvested
Class A	11,639	26,100	969,611	1,247,276
Class I	2,115,796	5,458,098	14,082	11,930
Cost of shares redeemed
Class A	(240,445)	(305,579)	(3,393,587)	(4,457,443)
Class I	(35,979,010)	(132,696,076)	(13,359)	(248,138)

Change in net assets resulting from share transactions	195,029,386	(63,894,667)	(1,950,080)	(2,927,155)

Change in net assets	264,150,618	(110,779,584)	4,811,552	(6,374,255)
NET ASSETS:
Beginning of year	200,047,348	310,826,932	33,205,920	39,580,175

End of year	$464,197,966	$200,047,348	$38,017,472	$33,205,920

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	5,600	13,863	42,975	37,841
Class I	15,928,941	4,840,601	2,244	13,122
Distributions reinvested
Class A	879	1,862	95,193	118,944
Class I	154,311	387,546	1,378	1,152
Shares redeemed
Class A	(18,291)	(21,519)	(326,521)	(426,388)
Class I	(2,687,031)	(10,521,157)	(1,265)	(22,657)

Net change resulting from share transactions	13,384,409	(5,298,804)	(185,996)	(277,986)

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	52

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERNATIONAL FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$ 7.35	$ 8.52	$ 9.11	$ 7.86	$ 7.08
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.13	0.14	0.08	0.08
Net Realized and Unrealized Gain (Loss)	3.16	(1.17)	(0.51)	1.26	0.79 (b)
Total Income (Loss) From Operations	3.26	(1.04)	(0.37)	1.34	0.87
Less Distributions From:
Net Investment Income	(0.14)	(0.13)	(0.14)	(0.09)	(0.09)
Net Realized Gains	—	—	(0.08)	—	—
Total Distributions	(0.14)	(0.13)	(0.22)	(0.09)	(0.09)
Net Asset Value, End of Year	$10.47	$ 7.35	$ 8.52	$ 9.11	$ 7.86

Total Return(c)	44.67%	(12.35)%	(4.07)%	17.18%	12.52%
Net Assets, End of Year (000’s)	$4,015	$ 3,036	$4,871	$5,473	$4,913
Ratios to Average Net Assets
Gross Expense(d)	1.48%	1.50%	1.50%	1.48%	1.79%
Net Expense(d),(e)	1.06%	0.98%	1.00%	1.04%	1.22%
Net Investment Income	1.10%	1.57%	1.69%	0.93%	1.16%
Portfolio Turnover Rate	74%	79%	70%	75%	177%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$7.41	$8.59	$9.18	$7.92	$7.13
Income (Loss) From Operations:
Net Investment Income(a)	0.12	0.13	0.17	0.09	0.09
Net Realized and Unrealized Gain (Loss)	3.18	(1.17)	(0.53)	1.27	0.80 (b)
Total Income (Loss) From Operations	3.30	(1.04)	(0.36)	1.36	0.89
Less Distributions From:
Net Investment Income	(0.15)	(0.14)	(0.15)	(0.10)	(0.10)
Net Realized Gains	—	—	(0.08)	—	—
Total Distributions	(0.15)	(0.14)	(0.23)	(0.10)	(0.10)
Net Asset Value, End of Year	$10.56	$7.41	$8.59	$9.18	$7.92

Total Return(c)	44.92%	(12.28)%	(3.91)%	17.29%	12.69%
Net Assets, End of Year (000’s)	$713,463	$513,640	$570,749	$655,810	$438,974
Ratios to Average Net Assets
Gross Expense(d)	1.16%	1.25%	1.26%	1.23%	1.54%
Net Expense(d),(e)	0.85%	0.85%	0.87%	0.91%	1.09%
Net Investment Income	1.32%	1.58%	1.95%	1.06%	1.28%
Portfolio Turnover Rate	74%	79%	70%	75%	177%

(a)	Per share amounts have been calculated using the average shares method.

(b)

Amount includes a non-recurring payment for Litigation proceeds which represents a class action settlement received by the Fund related to best execution of foreign exchange transactions. The litigation proceeds impacted the realized and unrealized gain (loss) per share by $0.01 and $0.01 for Class A and Class I, respectively.

(c)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

53	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON GLOBAL ALPHA EQUITIES FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$10.87	$11.28	$10.99	$10.54		$ 9.82
Income (Loss) From Operations:
Net Investment Income (Loss)(a)	0.02	0.07	0.09	0.05		(0.01)
Net Realized and Unrealized Gain (Loss)	1.31	(0.35)	0.33	0.52		0.75
Total Income (Loss) From Operations	1.33	(0.28)	0.42	0.57		0.74
Less Distributions From:
Net Investment Income	(0.06)	(0.13)	(0.13)	(0.12)		(0.02)
Net Realized Gains	(0.17)	—	—	—		—
Total Distributions	(0.23)	(0.13)	(0.13)	(0.12)		(0.02)
Net Asset Value, End of Year	$11.97	$10.87	$11.28	$10.99		$10.54

Total Return(b)	12.27%	(2.57)%	3.87%	5.41%		7.59%
Net Assets, End of Year (000’s)	$ 324	$ 208	$ 125	$ 132		$ 180
Ratios to Average Net Assets
Gross Expense(c)	2.30%	2.29%	2.36%	2.46%		3.06%
Net Expense(c),(d)	1.49%	1.49%	1.49%	1.50%		2.48	%(e)
Net Investment Income (Loss)	0.19%	0.63%	0.78%	0.42%		(0.06)%
Portfolio Turnover Rate	58%	84%	61%	58	%(f)	367%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018		Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$11.01	$11.40	$11.08	$10.61		$9.86
Income (Loss) From Operations:
Net Investment Income(a)	0.05	0.09	0.11	0.11		0.03
Net Realized and Unrealized Gain (Loss)	1.31	(0.34)	0.34	0.49		0.75
Total Income (Loss) From Operations	1.36	(0.25)	0.45	0.60		0.78
Less Distributions From:
Net Investment Income	(0.06)	(0.14)	(0.13)	(0.13)		(0.03)
Net Realized Gains	(0.17)	—	—	—		—
Total Distributions	(0.23)	(0.14)	(0.13)	(0.13)		(0.03)
Net Asset Value, End of Year	$12.14	$11.01	$11.40	$11.08		$10.61

Total Return(b)	12.46%	(2.31)%	4.18%	5.63%		7.93%
Net Assets, End of Year (000’s)	$206,232	$211,911	$168,199	$156,369		$103,768
Ratios to Average Net Assets
Gross Expense(c)	1.99%	2.04%	2.11%	2.21%		2.82%
Net Expense(c),(d)	1.24%	1.24%	1.24%	1.25%		2.12	%(e)
Net Investment Income	0.44%	0.82%	1.02%	1.03%		0.32%
Portfolio Turnover Rate	58%	84%	61%	58	%(f)	367%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(e)

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 2.06% and 1.77% for Class A and Class I, respectively.

(f)

In January 2017, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the fiscal year ended April 30, 2018 was significantly lower than that of the prior fiscal year.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	54

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON REAL ASSET FUND

	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$12.33		$ 14.40	$14.48	$13.87	$13.63
Income (Loss) From Operations:
Net Investment Income(a)	0.17		0.45	0.34	0.35	0.23
Net Realized and Unrealized Gain (Loss)	3.32		(2.03)	(0.07)	0.63	0.01
Total Income (Loss) From Operations	3.49		(1.58)	0.27	0.98	0.24
Less Distributions From:
Net Investment Income	(0.24)		(0.49)	(0.35)	(0.37)	—
Total Distributions	(0.24)		(0.49)	(0.35)	(0.37)	—
Net Asset Value, End of Year	$15.58		$12.33	$14.40	$14.48	$13.87

Total Return(b)	28.65%		(11.35)%	2.05%	7.11%	1.76%
Net Assets, End of Year (000’s)	$ 995		$ 932	$1,173	$1,297	$1,643
Ratios to Average Net Assets
Gross Expense(c)	1.30%		1.30%	1.32%	1.32%	1.45%
Net Expense(c),(d)	0.96%		0.96%	0.96%	0.99%	1.20%
Net Investment Income	1.25%		3.16%	2.44%	2.46%	1.68%
Portfolio Turnover Rate	40	%(e)	411%	347%	438%	593%

	Year Ended April 30, 2021		Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 12.47		$ 14.56	$ 14.63	$ 14.01	$ 13.73
Income (Loss) From Operations:
Net Investment Income(a)	0.17		0.49	0.38	0.40	0.27
Net Realized and Unrealized Gain (Loss)	3.40		(2.06)	(0.07)	0.62	0.01
Total Income (Loss) From Operations	3.57		(1.57)	0.31	1.02	0.28
Less Distributions From:
Net Investment Income	(0.27)		(0.52)	(0.38)	(0.40)	—
Total Distributions	(0.27)		(0.52)	(0.38)	(0.40)	—
Net Asset Value, End of Year	$ 15.77		$ 12.47	$ 14.56	$ 14.63	$ 14.01

Total Return(b)	29.00%		(11.13)%	2.29%	7.31%	2.11%
Net Assets, End of Year (000’s)	$463,203		$199,115	$309,654	$307,734	$345,787
Ratios to Average Net Assets
Gross Expense(c)	0.93%		1.05%	1.07%	1.07%	1.20%
Net Expense(c),(d)	0.71%		0.71%	0.71%	0.74%	0.95%
Net Investment Income	1.18%		3.41%	2.69%	2.74%	1.97%
Portfolio Turnover Rate	40	%(e)	411%	347%	438%	593%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(e)	In 2020, the Fund transitioned to a single sub-advisor strategy. As a result, the portfolio turnover rate for the year ended April 30, 2021 was significantly lower than that of previous fiscal years.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

55	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON DIVERSIFIED INCOME FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$ 9.54	$ 10.54	$ 10.47	$ 11.24	$ 10.40
Income (Loss) From Operations:
Net Investment Income(a)	0.29	0.40	0.36	0.26	0.12
Net Realized and Unrealized Gain (Loss)	2.04	(1.02)	0.11	0.52	0.85
Total Income (Loss) From Operations	2.33	(0.62)	0.47	0.78	0.97
Less Distributions From:
Net Investment Income	(0.32)	(0.38)	(0.36)	(0.23)	(0.13)
Net Realized Gains	—	—	(0.04)	(1.32)	—
Total Distributions	(0.32)	(0.38)	(0.40)	(1.55)	(0.13)
Net Asset Value, End of Year	$ 11.55	$ 9.54	$ 10.54	$ 10.47	$ 11.24

Total Return(b)	24.86%	(6.17)%	4.66%	6.99%	9.38%
Net Assets, End of Year (000’s)	$37,388	$32,708	$38,943	$40,993	$42,878
Ratios to Average Net Assets
Gross Expense(c)	1.69%	1.68%	1.67%	1.72%	1.59%
Net Expense(c),(d)	0.60%	0.60%	0.60%	0.66%	0.74%
Net Investment Income	2.81%	3.86%	3.45%	2.30%	1.16%
Portfolio Turnover Rate	12%	14%	14%	85%	9%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 9.55	$10.54	$10.48	$11.25	$10.41
Income (Loss) From Operations:
Net Investment Income(a)	0.32	0.44	0.39	0.29	0.15
Net Realized and Unrealized Gain (Loss)	2.03	(1.02)	0.10	0.52	0.85
Total Income (Loss) From Operations	2.35	(0.58)	0.49	0.81	1.00
Less Distributions From:
Net Investment Income	(0.34)	(0.41)	(0.39)	(0.26)	(0.16)
Net Realized Gains	—	—	(0.04)	(1.32)	—
Total Distributions	(0.34)	(0.41)	(0.43)	(1.58)	(0.16)
Net Asset Value, End of Year	$11.56	$ 9.55	$10.54	$10.48	$11.25

Total Return(b)	25.09%	(5.83)%	4.82%	7.24%	9.64%
Net Assets, End of Year (000’s)	$ 629	$ 498	$ 637	$1,109	$ 725
Ratios to Average Net Assets
Gross Expense(c)	1.38%	1.44%	1.40%	1.48%	1.34%
Net Expense(c),(d)	0.35%	0.35%	0.35%	0.41%	0.49%
Net Investment Income	3.06%	4.20%	3.72%	2.62%	1.44%
Portfolio Turnover Rate	12%	14%	14%	85%	9%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	56

Wilmington Funds

April 30, 2021

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 funds, 4 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 8 funds are presented in separate reports.

Fund	Investment Goal
Wilmington International Fund (“International Fund”)(d)	The Fund seeks to provide long-term capital appreciation primarily through a diversified portfolio of non-U.S. equity securities.

Wilmington Global Alpha Equities Fund (“Global Alpha Equities Fund”)(d)	The Fund seeks to achieve long-term growth of capital with lower volatility than broader equity markets.

Wilmington Real Asset Fund (“Real Asset Fund”)(d)	The Fund seeks to achieve long-term preservation of capital with current income.

Wilmington Diversified Income Fund (“Diversified Income Fund”)(d)	The Fund seeks a high level of total return consistent with a moderate level of risk.

(d)	Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

• for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

• in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

• financial futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (“Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair value;

• forward foreign currency contracts are valued at the mean between the last bid and asked prices;

• investments in open-end regulated investment companies are valued at net asset value (“NAV”);

• for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value;

• price information on listed securities, including underlying Exchange Traded Funds (“ETFs”) and Exchange Traded Notes (“ETNs”), is taken from the exchange where the security is primarily traded; and

• for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (“NYSE”). In computing their NAV, the Funds value foreign securities using the latest closing price on the primary exchange on which they are traded imme-

ANNUAL REPORT / April 30, 2021

57	NOTES TO FINANCIAL STATEMENTS (continued)

diately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Wilmington International Fund, the Wilmington Global Alpha Equities and the Wilmington Real Asset Fund may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)

International Fund
Bank of America Securities, Inc.	$2,552,306	$2,552,306	$—	$—
Daiwa Capital Markets America	4,811,998	4,811,998	—	—
RBC Dominion Securities, Inc.	4,811,998	4,811,998	—	—

	$12,176,302	$12,176,302	$—	$—

Real Asset Fund
Bank of America Securities, Inc.	$937,786	$937,786	$—	$—
Daiwa Capital Markets America	1,290,361	1,290,361	—	—
RBC Dominion Securities, Inc.	1,290,361	1,290,361	—	—

	$3,518,508	$3,518,508	$—	$—

Diversified Income Fund
Bank of America Securities, Inc.	$874,134	$874,134	$—	$—
BNP Paribas SA	874,134	874,134	—	—

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	58

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
Citigroup Global Markets Ltd.	$874,134	$874,134	$—	$—
Daiwa Capital Markets America	874,134	874,134	—	—
Deutsche Bank Securities, Inc.	347,985	347,985	—	—
RBC Dominion Securities, Inc.	874,134	874,134	—	—

	$4,718,655	$4,718,655	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Funds are informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the Global Alpha Equities Fund, which is paid annually.

Real Estate Investment Trusts – The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Warrants and Rights – Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Funds until exercised, sold or expired. Equity-linked warrants are purchased in order to own local exposure to certain countries in which the Funds are not locally registered. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rates.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

ANNUAL REPORT / April 30, 2021

59	NOTES TO FINANCIAL STATEMENTS (continued)

Securities Sold Short – Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. The Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short on the Statements of Operations.

In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds are required to maintain margin cash balances at the prime broker sufficiently to satisfy their short sales positions on a daily basis. The Funds are charged interest expense at the Fed Funds open rate plus 50 basis points on the amount of any shortfall in the required cash margin. The Funds record these prime broker charges on a net basis as Prime Broker interest expense on securities sold short on the Statements of Operations. During the year ended April 30, 2021, there was no short sales transactions.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2021, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

International Fund	$23,456,143	$23,456,143	$—
Real Asset Fund	6,780,909	6,780,909	—
Diversified Income Fund	4,591,658	4,591,658	—

(1)

Collateral with a value of $25,326,302, $6,965,508 and $4,718,655, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

TBA Commitments – “TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the TBA changes relative to the Funds’ “basis” in the position prior to the settlement date. Unsettled TBAs are valued according to the procedures described in the section entitled “Investment Valuation.”

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Disclosures about derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Risk of loss on derivatives, including written options, forward foreign currency contracts, and financial futures contracts, may exceed amounts recognized on the Statements of Assets and Liabilities.

Options – Certain Funds may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign exchange rates, with respect to securities which the Fund currently owns or intends to purchase. A Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	60

a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. A Fund, as writer of options, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. A Fund, as purchaser of over-the-counter options, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

For the year ended April 30, 2021, the Funds did not utilize options.

Forward Foreign Currency Contracts – Certain Funds may enter into foreign currency commitments or foreign currency exchange transactions. A Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge a Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The International Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities. The Real Asset Fund and the Global Alpha Equities Fund entered into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the portfolio’s securities or as a means to express a view on the direction of a currency’s value as a part of the broader investment strategy.

Financial Futures Contracts – The Funds may invest in financial futures contracts to hedge their existing portfolios, manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, and prior to computing its NAV, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities.

For the year ended April 30, 2021, the International Fund and Global Alpha Equities Fund used equity index futures contracts to manage equity market exposure.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of April 30, 2021.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives

Equity contracts	Variation margin receivable for financial futures contracts*	Variation margin payable for financial futures contracts*

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts**	Unrealized depreciation on forward foreign currency contracts**

*

The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for financial futures contracts. The amount presented below is the cumulative unrealized appreciation (depreciation) from the date the contract was opened until April 30, 2021.

**	The amounts shown represent the unrealized appreciation (depreciation) from the date the contract was open.

	Asset Derivatives Fair Value

Fund	Total Value	Equity Contracts	Foreign Exchange Contracts

Global Alpha Equities Fund
Financial Futures Contracts	$319,262	$319,262	$—
Forward Foreign Currency Contracts	24,948	—	24,948

Totals	$344,210	$319,262	$24,948

	Liability Derivatives Fair Value

Fund	Total Value	Equity Contracts	Foreign Exchange Contracts

International Fund
Financial Futures Contracts	$(609,275)	$(609,275)	$—

Totals	$(609,275)	$(609,275)	$—

ANNUAL REPORT / April 30, 2021

61	NOTES TO FINANCIAL STATEMENTS (continued)

	Liability Derivatives Fair Value
Fund	Total Value	Equity Contracts	Foreign Exchange Contracts
Global Alpha Equities Fund
Financial Futures Contracts	$(3,236,460)	$(3,236,460)	$—
Forward Foreign Currency Contracts	(229,936)	—	(229,936)

Totals	$(3,466,396)	$(3,236,460)	$(229,936)

The effect of derivative instruments on the Statements of Operations for the year ended April 30, 2021 are as follows:

Derivative Type	Location on the Statements of Operations
Equity contracts	Net realized gain (loss) on financial futures contracts.
Net change in unrealized appreciation (depreciation) on financial futures contracts.

Foreign exchange contracts	Net realized gain (loss) on forward foreign currency contracts.
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts.

	Net Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$4,114,816	$4,267,511	$(152,695)

Totals	$4,114,816	$4,267,511	$(152,695)

Global Alpha Equities Fund
Financial Futures Contracts	$(52,761,632)	$(52,761,632)	$—
Forward Foreign Currency Contracts	(889,512)	—	(889,512)

Totals	$(53,651,144)	$(52,761,632)	$(889,512)

Real Asset Fund
Forward Foreign Currency Contracts	$(385)	$—	$(385)

Totals	$(385)	$—	$(385)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Fund	Total	Equity Contracts	Foreign Exchange Contracts
International Fund
Financial Futures Contracts	$(947,952)	$(948,553)	$601

Totals	$(947,952)	$(948,553)	$601

Global Alpha Equities Fund
Financial Futures Contracts	$11,047,084	$11,047,084	$—
Forward Foreign Currency Contracts	(459,928)	—	(459,928)

Totals	$10,587,156	$11,047,084	$(459,928)

The average quarterly volume of derivative activities for the year ended April 30, 2021 are as follows.

	Asset Derivative Volume
Fund	Financial Futures Contracts(1)	Forward Foreign Currency Contracts(2)
International Fund	$9,375,787	$106,320
Global Alpha Equities Fund	—	804,060
Real Asset Fund	—	13,189

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	62

	Liability Derivative Volume

Fund	Financial Futures Contracts(1)	Forward Foreign Currency Contracts(2)

International Fund	$—	$2,172,576
Global Alpha Equities Fund	102,594,807	17,490,362

(1) Notional Amount.

(2) Contract Amount.

Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to each Fund is held in a segregated account by each Fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statements of Assets and Liabilities.

At April 30, 2021, derivative assets and liabilities by counterparty net of amounts available for offset under a MA and net of the related collateral received by each Fund are as follows:

Fund/Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure of Derivative Assets(2)
Global Alpha Equities Fund
BNP Paribas	$12,965	$—	$—	$—	$12,965
Morgan Stanley	11,983	(11,983)	—	—	—

Total Derivative Assets	$24,948	$(11,983)	$—	$—	$12,965

	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Non-Cash Collateral Pledged(3)	Cash Collateral Pledged(3)	Net Exposure of Derivative Liabilities(2)
Morgan Stanley	$(229,936)	$11,983	$—	$—	$(217,953)

Total Derivative Liabilities	$(229,936)	$11,983	$—	$—	$(217,953)

(1) Excess of collateral received is not shown for financial reporting purposes.

(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

(3) Excess of collateral pledged is not shown for financial reporting purposes.

4.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2021.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions, mark-to-market of futures contracts, passive foreign investment companies, paydown gains (losses) on mortgage-backed securities and losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2021, the following reclassifications were made on the Statements of Assets and Liabilities for permanent differences:

ANNUAL REPORT / April 30, 2021

63	NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Paid-in Capital	Distributable Earnings (Loss)
Global Alpha Equities Fund	$(8,732)	$8,732
Real Asset Fund	(54,352)	54,352
Diversified Income Fund	(2,841)	2,841

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	2021		2020
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
International Fund	$10,065,029	$—	$ 9,581,018	$—
Global Alpha Equities Fund	1,218,173	3,091,584	2,323,202	—
Real Asset Fund	5,026,852	—	11,290,739	—
Diversified Income Fund	1,074,740	—	1,374,464	—

    * For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2021, the cost of investments and derivatives for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments and derivatives for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments and derivatives for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
International Fund	$544,361,173	$203,024,902	$(11,801,227)	$191,223,675
Global Alpha Equities Fund	153,158,567	46,567,148	(1,750,584)	44,816,564
Real Asset Fund	424,666,994	49,241,530	(3,605,165)	45,636,365
Diversified Income Fund	37,864,281	5,200,236	(359,047)	4,841,189

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings
International Fund	$6,927,934	$—	$—	$191,353,926	$(9,506,155)	$—	$188,775,705
Global Alpha Equities Fund	—	—	(7,325)	44,825,788	(27,702,622)	(93,001)	17,022,840
Real Asset Fund	1,970,245	—	1	45,644,734	(27,008,486)	—	20,606,494
Diversified Income Fund	200,800	—	1	4,841,189	(712,100)	—	4,329,890

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2021, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards
International Fund	$6,118,734	$3,387,421	$9,506,155
Global Alpha Equities Fund	8,841,083	18,861,539	27,702,622
Real Asset Fund	10,976,666	16,031,820	27,008,486
Diversified Income Fund	94,656	617,444	712,100

For the year ended April 30, 2021, capital loss carryforwards utilized were as follows:

Fund	Capital Loss Carryforwards Utilized
International Fund	$25,384,834
Diversified Income Fund	335,867

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

Late year loss deferrals represent (1) net specified losses realized between November 1 and April 30 of each year and (2) ordinary losses realized between January 1 and April 30 of each year that the Fund has elected for U.S. federal income tax purposes to treat as occurring on the first day of the following tax year. As of April 30, 2021, late year loss deferrals were as follows:

Fund	Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses

Global Alpha Equities Fund	$93,001	$—	$—

5.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

The International Fund, Global Alpha Equities Fund and Real Asset Fund, utilize a sub-advisor strategy, whereby WFMC allocates all or a portion of the Funds’ assets among one or more sub-advisors and strategies. For their services, the Funds pay each sub-advisor fees, accrued daily and paid monthly, as described below.

Fund	Gross Fees	Fees Waived/ Reimbursed	Current Fee as a % of average net asset of the Fund/ Allocated Net Assets for Sub-advisors

International Fund
WFMC	$2,807,880	$(1,045,342)	0.45%
Sub-advisors:
Allianz Global investors U.S. LLC	279,986	—	0.38% on the first $100 million; and 0.33% on the next
			$100 million; and 0.28% on assets in excess of $200 million
			allocated to the Europe Equity Growth Select Strategy
	153,831	—	0.25% on assets allocated to the High Dividend Europe
			Strategy.
AXA Investment Managers, Inc.	371,158	—	0.43% on the first $150 million; and
			0.41% on assets in excess of $150 million
Berenberg Asset Management LLC	165,686	—	0.27%
Nikko Asset Management Americas, Inc.	387,929	—	0.32%
Schroder Investment Management North America, Inc.	931,720	—	0.50%

Total(a)	$5,098,190	$(1,045,342)

Global Alpha Equities Fund
WFMC	$2,064,314	$(1,211,350)	0.95%
Sub-advisors:
Wellington Management Company LP	1,195,113	—	0.55%

Total(b)	$3,259,427	$(1,211,350)

Real Asset Fund
WFMC	$1,217,158	$(154,393)	0.45% on all Assets except Assets allocated to the inflation- protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash Strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.
Sub-advisors:
Pacific Investment Management Company LLC (terminated 07/27/2020)	84	—	0.25%
Parametric Portfolio Associates LLC	155,452	—	0.25% of the first $20 million in assets;
			0.20% of the next $20 million in assets; and
			0.15% of assets in excess of $40 million

Total(c)	$1,372,694	$(154,393)

Diversified Income Fund
WFMC	$140,968	$(297,655)	0.40%

(a)	The total gross advisory and sub-advisory fees during the period were 0.82% for the International Fund.

(b)	The total gross advisory and sub-advisory fees during the period were 1.50% for the Global Alpha Equities Fund.

(c)	The total gross advisory and sub-advisory fees during the period were 0.51% for the Real Asset Fund.

ANNUAL REPORT / April 30, 2021

65	NOTES TO FINANCIAL STATEMENTS (continued)

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through January 31, 2022 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations

Fund	Class A	Class I

International Fund*	1.10%	0.85%
Global Alpha Equities Fund	1.49%	1.24%
Real Asset Fund	0.96%	0.71%
Diversified Income Fund	0.60%	0.35%

*	Prior to August 31, 2020, the International Fund’s contractual expense limitation was 0.98% for Class A.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2021, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

International Fund	$4,570
Global Alpha Equities Fund	390
Real Asset Fund	1,819
Diversified Income Fund	79,406

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	66

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2021, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges from Class A

International Fund	$149
Global Alpha Equities Fund	1,511
Real Asset Fund	55
Diversified Income Fund	12,113

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. Prior to January 31, 2021, the Funds’ Class I shares were included in the Shareholder Services Plan whereby the Funds could pay up to 0.25% of the average daily net assets of each Fund’s Class I shares to financial intermediaries (including ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. Effective January 31, 2021, the Class I shares were removed from the Shareholder Services Plan. Accordingly, the 0.25% shareholder servicing fee was no longer charged to Class I shares after that date.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Class A shares and, prior to January 31, 2021, Class I shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T received shareholder service fees, net of waivers, paid by the Fund as follows:

Fund	Shareholder Services Fee

International Fund	$213,050
Global Alpha Equities Fund	—
Real Asset Fund	—
Diversified Income Fund	—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2021 were as follows:

Fund	Purchases	Sales

International Fund	$437,012,789	$430,941,821
Global Alpha Equities Fund	114,405,879	178,833,839
Real Asset Fund	290,681,982	106,618,031
Diversified Income Fund	4,117,188	4,784,418

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2021 were as follows:

Fund	Sales

Diversified Income Fund	$1,376,842

ANNUAL REPORT / April 30, 2021

67	NOTES TO FINANCIAL STATEMENTS (concluded)

7.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Funds and negatively impact Fund performance.

8.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

9.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2021. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the one month London Interbank Offered Rate (“LIBOR”). The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Prior to April 1, 2021, the commitment fee was of 0.15% per annum on the daily unused portion. The LOC expires on March 31, 2022.

The Trust did not utilize the LOC during the year ended April 30, 2021.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of April 30, 2021, ASU 2018-13 has been fully adopted and the implementation did not have a material impact on the Funds’ financial statements.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

April 30, 2021 / ANNUAL REPORT

68

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington International Fund, Wilmington Global Alpha Equities Fund, Wilmington Real Asset Fund and Wilmington Diversified Income Fund (four of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the two years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

ANNUAL REPORT / April 30, 2021 (unaudited)

69

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended April 30, 2021, the Funds designate the following percentages, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
International Fund	0.24%
Global Alpha Equities Fund	75.99%
Real Asset Fund	4.85%
Diversified Income Fund	58.42%

For the fiscal year ended April 30, 2021, the Funds designate the following percentages of the ordinary income dividends, or such greater percentages that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund
International Fund	72.76%
Global Alpha Equities Fund	100.00%
Real Asset Fund	22.80%
Diversified Income Fund	67.69%

If the Funds meet the requirements of Section 853 of the Code, the Funds will pass through to shareholders credits of foreign taxes paid.

April 30, 2021 (unaudited) / ANNUAL REPORT

70

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964	Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.
TRUSTEE	Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA)
Began serving: November 2018
PRESIDENT	(2014-2017); Administrative Vice President, WTIA (2012-2014).
Began serving: June 2018

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

ANNUAL REPORT / April 30, 2021 (unaudited)

71	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

April 30, 2021 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	72

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF EXECUTIVE OFFICER Began serving: October 2020

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2020 to present). Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2021 (unaudited)

73

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2021, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2020. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2021. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2021 (unaudited) / ANNUAL REPORT

74

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2021 (unaudited)

75

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy:

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

April 30, 2021 (unaudited) / ANNUAL REPORT

76

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2021 (unaudited)

WILMINGTON FUNDS Investment Advisor Distributor Wilmington Funds Management Corp. ALPS Distributors, Inc. 1100 North Market Street 1290 Broadway, Suite 1100 9th Floor Denver, CO 80203 Wilmington, DE 19890 Fund Accountant, Co-Administrator, Transfer Agent Sub-Advisor and Dividend Disbursing Agent Wilmington Trust Investment Advisors, Inc. BNY Mellon Investment Servicing (U.S.) Inc. 1100 North Market Street 301 Bellevue Parkway 9th Floor Wilmington, DE 19809 Wilmington, DE 19890 Independent Registered Public Accounting Firm Additional Sub-Advisors to the PricewaterhouseCoopers LLP Wilmington International Fund Two Commerce Square Allianz Global Investors U.S. LLC 2001 Market Street, Suite 1800 1633 Broadway Philadelphia, PA 19103 New York, New York 10019 AXA Investment Managers, Inc. 100 West Putnam Avenue Greenwich, Connecticut 06830 Berenberg Asset Management LLC 1251 Avenue of the Americas, 53rd Floor New York, NY 10020 Nikko Asset Management Americas, Inc. 605 3rd Avenue, 38th Floor New York, New York 10158 Schroder Investment Management North America, Inc. 7 Bryant Park New York, New York 10018 Additional Sub-Advisors to the Wilmington Global Alpha Equities Fund Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210 Additional Sub-Advisors to the Wilmington Real Asset Fund Parametric Portfolio Associates, LLC 800 Fifth Avenue, Suite 2800 Seattle, WA 98104 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 WT-AR-MMgr-0421 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

                                         Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)

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PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2020, through April 30, 2021. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year.

The economy

The last year was one for the history books and captured both the worst of the COVID-19 pandemic’s impact on global output, as well as the early stages of recovery as vaccines and unprecedented volumes of fiscal and monetary stimulus helped the global economy get back on its feet. The U.S. began the period with one of the steepest quarterly declines on record in Q2 2020 as strict lockdown measures imposed to contain the virus abruptly brought in-person activity to a near halt.

The pace and magnitude of the economic rebound that followed was comparably profound as the approval and distribution of highly effective vaccines and rising COVID-19 vaccination rates across the world in 2021 provided investors with a much-needed light at the end of the tunnel. The federal government’s provision of direct checks to many Americans and extended unemployment benefits padded consumer savings, more than offsetting wages lost by low income consumers, and helped to fuel a robust rebound in spending on goods. Spending on services, which depends more on in person interaction, has still yet to recover to pre-pandemic levels but showed signs of picking up in 1Q 2021 as a growing number of states peeled back virus restrictions. The labor market recovered considerably in the period, as the unemployment rate dropped from 14.7% in April 2020, the highest observed since the Great Depression, to 6.1% one year later. The Federal Reserve (the “Fed”) upgraded its outlook for economic activity and inflation, but still guided for rates to remain near zero for years to come and for monthly purchases of treasuries and mortgage-backed securities to continue for the time being.

Economic activity outside the U.S. varied between regions depending on the success of virus containment and vaccination efforts. The eurozone was bogged down by weakness in the services sector for much of the period. Gross Domestic Product (“GDP”) growth contracted in the region for a second consecutive quarter in 1Q 2021 as many of the largest economies kept tight mobility restrictions in place in response to a resurgence of infections and the looming threat of new virus variants. However, notable strength on the industrial side of the economy provided some offset as manufacturing activity benefitted from strength in global goods demand. After a rocky start, vaccination efforts in many European countries began to accelerate in March and April of 2021 paving the way for renewed reopening efforts.

The virus remained a persistent threat for many developing economies, where vaccination campaigns broadly lagged the developed world by a substantial margin. Brazil and India in particular, emerged as virus epicenters in early 2021 after witnessing sharp spikes in infection rates, providing a grim reminder of the need for vaccination efforts to broaden in the emerging world. China was first in and first out of the COVID-19 pandemic after controlling infection rates more effectively and far earlier than most countries and was the only major economy to record positive GDP growth in 2020. Chinese manufacturing activity expanded at a feverish pace for much of the period, benefitting from goods exports and government investment. The services side of the economy lagged but began to narrow the gap later in the period as a brief rise in virus cases was brought under control.

Bond markets

Fixed income performance was mixed over the past year as spreads compressed materially across taxable and tax-exempt credit from extreme levels recorded in early 2020. However, rising long-term rates served as a headwind later in the period. The U.S. 10-year Treasury yield surged over 80 basis points1 in 1Q 2021 for its largest quarterly rise since 2016, buttressed by an improving growth outlook and expectations for higher inflation later in the year. Upward rate pressure weighed heavily on investment grade taxable bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index suffered its worst quarter in several decades in 1Q, more than offsetting gains booked in much of 2020. In investment grade, tax-exempt held up better than taxable peers as strong demand for yield offset more muted new supply, helping to overshadow the rise in rates. Municipals also benefitted from the American Recovery Plan passed by the federal government in March 2021, which included $350 billion of funding for state and local governments. High-yield credit outperformed investment grade in both the taxable and tax-exempt spaces substantially as spreads continued to normalize from more elevated levels, and investors embraced riskier assets.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

ii

For the 12-month period May 1, 2020 to April 30, 2021, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
-4.32%	-0.27%	4.25%	7.75%	19.67%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

Global equities recorded historically strong performance over the past 12-months as concerns over the initial spread of COVID-19 gave way to optimism over the pace of subsequent recovery. After suffering a -33% market rout in February and March of 2020, the S&P 500 reclaimed its pre-pandemic peak by August of that year, marking the fastest bear market recovery on record. U.S. large cap outperformed from April through November as mega-cap growth stocks that benefitted most from the “stay- at- home” environment prevailed.

November brought an immense shift in leadership, as positive vaccine developments and growing optimism for a swifter return to normal fueled a powerful rotation into economically sensitive areas of the market. U.S. small-cap and value stocks, which carry a heavier weighting toward cyclical sectors, were notable beneficiaries of this trend.

Emerging market equities recorded solid gains in the reflationary environment but saw some weakness in February as certain regions struggled with new outbreaks of COVID-19. In addition, Chinese equities, which comprise a significant share of the MSCI Emerging Markets Index, were weighed down by a mix of regulatory headwinds and concerns over policy tightening. International developed equities also performed well and benefitted from a tilt toward segments that benefit most from rising interest rates and inflation. Equities in Europe picked up momentum towards the end of the period amidst an improving economic outlook for many of the region’s largest countries as vaccinations ramped up.

For the 12-month period May 1, 2020 to April 30, 2021, certain stock market indices performed as follows:

S&P 500® Index[8]	Russel 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
45.98%	74.91%	39.88%	48.71%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Although we have begun a new fiscal year, we will never forget the daunting damage that the pandemic has wrought on multiple levels. Still, there is much in the world that is positive, hopeful, and strong. I am referring to our trusted partnership with our clients, our desire to stay close to what’s important to them, and our fervent dedication to helping them achieve their long-term investment objectives. On that—as well as our fiduciary, clients-first mindset—you can always count.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 14, 2021

April 30, 2021 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Barclays Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

1

WILMINGTON LARGE-CAP STRATEGY FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Large-Cap Strategy Fund (the “Fund”) had a total return of 49.12%* for Class I Shares, versus its benchmark, the Russell 1000 Index**, which had a total return of 49.48%.

The Fund underperformed by approximately 10 basis points versus the Russell 1000 gross of fees. The Fund has generally had a neutral view of the market last year, transitioning to an over-weighted cyclical position emphasizing financials, industrials, energy, and materials early in 2021. The slight underperformance was attributable to frictional cash and trading costs.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

April 30, 2021 (unaudited) / ANNUAL REPORT

2

WILMINGTON LARGE-CAP STRATEGY FUND

The graph below illustrates the hypothetical investment of $1,000,0001 in the Class I Shares of the Wilmington Large-Cap Strategy Fund from April 30, 2011 to April 30, 2021, compared to the Russell 1000® Index.2

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class I^	49.12%	17.79%	14.13%

Russell 1000® Index[2]	49.48%	17.76%	14.23%
^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.61% and 0.25%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]	Represents a hypothetical investment of $1,000,000 in Class I and assumes the reinvestment of all dividends and distributions.
[2]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Please note that an investor cannot invest directly in an index.

ANNUAL REPORT / April 30, 2021 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2021.

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)
WILMINGTON LARGE-CAP STRATEGY FUND
Actual
Class I	$1,000.00	$1,299.60	$1.43	0.25%
Hypothetical (assuming a 5% return before expense)
Class I	$1,000.00	$1,023.55	$1.25	0.25%

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Fund invests.

April 30, 2021 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Large-Cap Strategy Fund

At April 30, 2021, the Fund’s sector classifications were as follows (unaudited):

	Percentage of Total Net Assets
Common Stocks
Information Technology	26.5%
Health Care	12.9%
Financials	12.5%
Consumer Discretionary	12.3%
Communication Services	10.7%
Industrials	9.7%
Consumer Staples	4.6%
Materials	3.0%
Energy	2.7%
Real Estate	2.7%
Utilities	2.1%
Investment Companies	0.3%
Warrants	0.0	%(1)
Rights	0.0	%(1)
Cash Collateral Invested for Securities on Loan(2)	0.3%
Other Assets and Liabilities - Net(3)	(0.3)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(3)	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Number of Shares	Value

COMMON STOCKS – 99.7%

COMMUNICATION SERVICES – 10.7%

DIVERSIFIED TELECOMMUNICATION SERVICES – 1.2%

AT&T, Inc.	112,952	$3,547,822

Lumen Technologies, Inc.	16,385	210,220

Verizon Communications, Inc.	65,650	3,793,913

		$7,551,955

ENTERTAINMENT – 2.0%

Activision Blizzard, Inc.	12,020	1,096,104

Electronic Arts, Inc.	4,510	640,781

Liberty Media Corp. – Liberty Formula One, Class A*	55	2,278

Liberty Media Corp. – Liberty Formula One, Class C*	3,085	144,810

Lions Gate Entertainment Corp., Class A*,#	1,000	14,470

Lions Gate Entertainment Corp., Class B*	2,400	30,240

Live Nation Entertainment, Inc.*	2,170	177,680

Madison Square Garden Entertainment Corp.*	329	29,811

Madison Square Garden Sports Corp.*	29	5,360

Netflix, Inc.*	6,700	3,440,249

Roku, Inc.*	1,700	583,049

Description	Number of Shares	Value

Spotify Technology SA*	2,100	$529,452

Take-Two Interactive Software, Inc.*	1,750	306,915

Walt Disney Co. (The)*	28,433	5,289,107

World Wrestling Entertainment, Inc., Class A#	650	35,821

Zynga, Inc., Class A*	14,000	151,480

		$12,477,607

INTERACTIVE MEDIA & SERVICES – 5.9%

Alphabet, Inc., Class A*	4,745	11,167,358

Alphabet, Inc., Class C*	4,579	11,035,939

Facebook, Inc., Class A*	37,780	12,281,522

IAC/InterActiveCorp*	1,150	291,491

Match Group, Inc.*	3,492	543,460

Pinterest, Inc., Class A*	6,293	417,666

TripAdvisor, Inc.*	1,600	75,408

Twitter, Inc.*	12,160	671,475

Zillow Group, Inc., Class A*	850	113,348

Zillow Group, Inc., Class C*	2,295	298,625

		$36,896,292

MEDIA – 1.4%

Altice USA, Inc., Class A*	4,150	150,687

ANNUAL REPORT / April 30, 2021

5	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Cable One, Inc.	90	$161,100

Charter Communications, Inc., Class A*	2,252	1,516,609

Comcast Corp., Class A	71,800	4,031,570

Discovery, Inc., Class A*,#	2,200	82,852

Discovery, Inc., Class C*	4,900	158,319

DISH Network Corp., Class A*	3,946	176,741

Fox Corp., Class A	5,476	204,912

Fox Corp., Class B	2,300	83,674

Interpublic Group of Cos., Inc. (The)	6,218	197,421

John Wiley & Sons, Inc., Class A	200	11,388

Liberty Broadband Corp., Class A*	335	52,819

Liberty Broadband Corp., Class C*	2,468	401,593

Liberty Media Corp. - Liberty SiriusXM, Class A*	1,043	47,133

Liberty Media Corp. - Liberty SiriusXM,

Class C*	2,486	112,442

New York Times Co. (The), Class A	2,550	115,796

News Corp., Class A	5,907	154,734

News Corp., Class B	1,448	35,201

Nexstar Media Group, Inc., Class A	650	95,817

Omnicom Group, Inc.	3,240	266,522

Sirius XM Holdings, Inc.#	16,940	103,334

ViacomCBS, Inc., Class B	8,596	352,608

		$8,513,272

WIRELESS TELECOMMUNICATION SERVICES – 0.2%

Telephone & Data Systems, Inc.	1,550	35,619

T-Mobile US, Inc.*	8,669	1,145,435

		$1,181,054

TOTAL COMMUNICATION SERVICES		$66,620,180

CONSUMER DISCRETIONARY – 12.3%

AUTO COMPONENTS – 0.2%

Aptiv PLC*	4,250	611,533

BorgWarner, Inc.	3,680	178,774

Gentex Corp.	3,580	125,944

Lear Corp.	1,000	183,840

		$1,100,091

AUTOMOBILES – 1.7%

Ford Motor Co.*	61,250	706,825

General Motors Co.*	19,750	1,130,095

Harley-Davidson, Inc.	2,270	109,800

Tesla, Inc.*	12,140	8,612,602

Thor Industries, Inc.	750	106,192

		$10,665,514

DISTRIBUTORS – 0.1%

Genuine Parts Co.	2,120	264,936

LKQ Corp.*	4,618	215,707

Pool Corp.	600	253,512

		$734,155

DIVERSIFIED CONSUMER SERVICES – 0.1%

Bright Horizons Family Solutions, Inc.*	883	127,885

Chegg, Inc.*	1,976	178,492

frontdoor, Inc.*	1,100	58,883

Graham Holdings Co., Class B	40	25,424

Grand Canyon Education, Inc.*	600	64,974

Description	Number of Shares	Value

H&R Block, Inc.	2,500	$55,650

Service Corp. International	2,420	129,325

Terminix Global Holdings, Inc.*	2,318	117,963

		$758,596

HOTELS, RESTAURANTS & LEISURE – 2.1%

Aramark	3,333	129,554

Booking Holdings, Inc.*	680	1,676,934

Carnival Corp.*	16,250	454,350

Chipotle Mexican Grill, Inc.*	450	671,413

Choice Hotels International, Inc.*	610	69,418

Darden Restaurants, Inc.	2,100	308,112

Domino’s Pizza, Inc.	600	253,404

Expedia Group, Inc.*	2,152	379,247

Extended Stay America, Inc.	2,600	51,714

Hilton Worldwide Holdings, Inc.*	4,403	566,666

Hyatt Hotels Corp., Class A*	550	45,282

Las Vegas Sands Corp.*	5,070	310,588

Marriott International, Inc., Class A*	4,186	621,705

McDonald’s Corp.	11,849	2,797,312

MGM Resorts International	7,310	297,663

Norwegian Cruise Line Holdings Ltd.*,#	5,250	163,013

Planet Fitness, Inc., Class A*	1,178	98,940

Restaurant Brands International LP	47	3,289

Royal Caribbean Cruises Ltd.*	3,030	263,458

Six Flags Entertainment Corp.*	1,100	51,678

Starbucks Corp.	18,590	2,128,369

Travel + Leisure Co.	1,160	74,855

Vail Resorts, Inc.*	628	204,200

Wendy’s Co. (The)	2,515	56,764

Wyndham Hotels & Resorts, Inc.	1,560	114,052

Wynn Resorts Ltd.*	1,568	201,331

Yum China Holdings, Inc.	6,300	396,396

Yum! Brands, Inc.	4,700	561,744

		$12,951,451

HOUSEHOLD DURABLES – 0.4%

DR Horton, Inc.	5,220	513,074

Garmin Ltd.	2,290	314,279

Leggett & Platt, Inc.	2,070	102,817

Lennar Corp., Class A	4,410	456,876

Lennar Corp., Class B	26	2,095

Mohawk Industries, Inc.*	855	175,702

Newell Brands, Inc.	5,769	155,532

NVR, Inc.*	50	250,905

PulteGroup, Inc.	3,940	232,933

Tempur Sealy International, Inc.	2,900	110,606

Toll Brothers, Inc.	1,600	100,320

Whirlpool Corp.	935	221,081

		$2,636,220

INTERNET & DIRECT MARKETING RETAIL – 4.0%

Amazon.com, Inc.*	6,710	23,266,388

eBay, Inc.	10,390	579,658

Etsy, Inc.*	1,850	367,762

Grubhub, Inc.*	1,410	95,936

Qurate Retail, Inc., Class A	5,900	70,210

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	6

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Wayfair, Inc., Class A*,#	1,098	$324,536

		$24,704,490

LEISURE PRODUCTS – 0.2%

Brunswick Corp.	1,100	117,843

Hasbro, Inc.	1,990	197,906

Mattel, Inc.*	5,050	108,373

Peloton Interactive, Inc., Class A*	4,000	393,400

Polaris, Inc.	900	126,027

		$943,549

MULTILINE RETAIL – 0.5%

Dollar General Corp.	3,950	848,262

Dollar Tree, Inc.*	3,662	420,764

Kohl’s Corp.	2,410	141,371

Nordstrom, Inc.*	1,780	65,290

Ollie’s Bargain Outlet Holdings, Inc.*	873	80,552

Target Corp.	7,910	1,639,427

		$3,195,666

SPECIALTY RETAIL – 2.3%

Advance Auto Parts, Inc.	1,050	210,168

AutoNation, Inc.*	830	85,058

AutoZone, Inc.*	360	527,083

Best Buy Co., Inc.	3,680	427,874

Burlington Stores, Inc.*	1,000	326,330

CarMax, Inc.*	2,600	346,424

Carvana Co.*	900	256,734

Dick’s Sporting Goods, Inc.	800	66,064

Five Below, Inc.*	878	176,715

Floor & Decor Holdings, Inc., Class A*	1,510	167,489

Foot Locker, Inc.	1,610	94,958

Gap, Inc. (The)	2,900	95,990

Home Depot, Inc. (The)	17,100	5,534,757

L Brands, Inc.*	3,610	237,899

Leslie’s, Inc.*	600	17,052

Lowe’s Cos., Inc.	11,800	2,315,750

O’Reilly Automotive, Inc.*	1,150	635,812

Penske Automotive Group, Inc.	400	35,076

Ross Stores, Inc.	5,490	718,861

TJX Cos., Inc. (The)	18,930	1,344,030

Tractor Supply Co.	1,750	330,050

Ulta Beauty, Inc.*	850	279,947

Vroom, Inc.*,#	1,350	62,465

Williams-Sonoma, Inc.	1,210	206,607

		$14,499,193

TEXTILES, APPAREL & LUXURY GOODS – 0.7%

Capri Holdings Ltd.*	2,000	110,160

Carter’s, Inc.*	550	59,835

Columbia Sportswear Co.	318	34,665

Hanesbrands, Inc.	5,200	109,512

Lululemon Athletica, Inc.*	1,800	603,486

NIKE, Inc., Class B	19,540	2,591,395

PVH Corp.*	1,070	121,103

Ralph Lauren Corp.*	735	97,968

Skechers USA, Inc., Class A*	1,843	89,367

Tapestry, Inc.*	4,330	207,190

Under Armour, Inc., Class A*	2,428	59,025

Description	Number of Shares	Value

Under Armour, Inc., Class C*	4,050	$80,635

VF Corp.	5,200	455,832

		$4,620,173

TOTAL CONSUMER DISCRETIONARY		$76,809,098

CONSUMER STAPLES – 4.6%

BEVERAGES – 1.1%

Boston Beer Co., Inc. (The), Class A*	150	182,474

Brown-Forman Corp., Class A	700	49,945

Brown-Forman Corp., Class B	2,325	177,351

Coca-Cola Co. (The)	50,350	2,717,893

Constellation Brands, Inc., Class A	2,050	492,656

Keurig Dr. Pepper, Inc.	8,650	310,102

Molson Coors Beverage Co., Class B*	2,300	126,385

Monster Beverage Corp.*	4,800	465,840

PepsiCo., Inc.	18,050	2,602,088

		$7,124,734

FOOD & STAPLES RETAILING – 1.0%

Casey’s General Stores, Inc.	535	118,872

Costco Wholesale Corp.	5,750	2,139,517

Grocery Outlet Holding Corp.*	1,100	44,429

Kroger Co. (The)	10,050	367,227

Sprouts Farmers Market, Inc.*	1,800	46,098

Sysco Corp.	6,300	533,799

U.S. Foods Holding Corp.*	2,850	118,161

Walgreens Boots Alliance, Inc.	9,400	499,140

Walmart, Inc.	18,000	2,518,380

		$6,385,623

FOOD PRODUCTS – 0.8%

Archer-Daniels-Midland Co.	7,150	451,379

Beyond Meat, Inc.*,#	700	92,176

Bunge Ltd.	2,095	176,860

Campbell Soup Co.	2,500	119,375

Conagra Brands, Inc.	6,300	233,667

Flowers Foods, Inc.	2,800	67,088

General Mills, Inc.	7,850	477,751

Hain Celestial Group, Inc. (The)*	1,200	49,212

Hershey Co. (The)	1,900	312,170

Hormel Foods Corp.	3,600	166,320

Ingredion, Inc.	850	79,399

J.M. Smucker Co. (The)	1,400	183,386

Kellogg Co.	3,250	202,865

Kraft Heinz Co. (The)	8,350	344,771

Lamb Weston Holdings, Inc.	1,850	148,925

McCormick & Co., Inc.	3,200	289,152

Mondelez International, Inc., Class A	18,250	1,109,782

Pilgrim’s Pride Corp.*	550	13,178

Post Holdings, Inc.*	838	95,348

TreeHouse Foods, Inc.*	600	28,560

Tyson Foods, Inc., Class A	3,550	274,948

		$4,916,312

HOUSEHOLD PRODUCTS – 1.0%

Church & Dwight Co., Inc.	3,200	274,368

Clorox Co. (The)	1,600	292,000

Colgate-Palmolive Co.	10,950	883,665

ANNUAL REPORT / April 30, 2021

7	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Energizer Holdings, Inc.	800	$39,440

Kimberly-Clark Corp.	4,400	586,608

Procter & Gamble Co. (The)	31,550	4,209,401

Reynolds Consumer Products, Inc.	500	14,660

Spectrum Brands Holdings, Inc.	500	44,070

		$6,344,212

PERSONAL PRODUCTS – 0.2%

Coty, Inc., Class A*	3,140	31,431

Estee Lauder Cos., Inc. (The), Class A	2,950	925,710

Herbalife Nutrition Ltd.*	1,550	70,944

Nu Skin Enterprises, Inc., Class A	650	34,359

		$1,062,444

TOBACCO – 0.5%

Altria Group, Inc.	24,100	1,150,775

Philip Morris International, Inc.	20,150	1,914,250

		$3,065,025

TOTAL CONSUMER STAPLES		$28,898,350

ENERGY – 2.7%

ENERGY EQUIPMENT & SERVICES – 0.2%

Baker Hughes Co.	11,100	222,888

ChampionX Corp.*	80	1,681

Halliburton Co.	14,913	291,698

Helmerich & Payne, Inc.	1,710	43,827

NOV, Inc.*	6,398	95,650

Schlumberger NV	23,496	635,567

		$1,291,311

OIL, GAS & CONSUMABLE FUELS – 2.5%

Antero Midstream Corp.#	4,200	36,288

APA Corp.	5,740	114,800

Cabot Oil & Gas Corp.	6,700	111,689

Cheniere Energy, Inc.*	3,930	304,654

Chevron Corp.	32,964	3,397,599

Cimarex Energy Co.	1,650	109,230

ConocoPhillips	23,078	1,180,209

Continental Resources, Inc.*	1,115	30,373

Devon Energy Corp.	9,386	219,445

Diamondback Energy, Inc.	2,647	216,339

EOG Resources, Inc.	9,880	727,563

EQT Corp.*	4,300	82,130

Equitrans Midstream Corp.	5,650	46,104

Exxon Mobil Corp.	72,143	4,129,465

Hess Corp.	4,640	345,726

HollyFrontier Corp.	2,190	76,650

Kinder Morgan, Inc.	32,905	561,030

Marathon Oil Corp.	12,850	144,691

Marathon Petroleum Corp.	10,850	603,803

Murphy Oil Corp.	1,550	26,242

Occidental Petroleum Corp.	14,110	357,830

ONEOK, Inc.	7,460	390,456

Phillips 66	7,390	597,925

Pioneer Natural Resources Co.	3,376	519,330

Targa Resources Corp.	3,800	131,822

Valero Energy Corp.	6,870	508,105

Description	Number of Shares	Value

Williams Cos., Inc. (The)	20,520	$499,867

		$15,469,365

TOTAL ENERGY		$16,760,676

FINANCIALS – 12.5%

BANKS – 1.4%

Associated Banc-Corp	3,085	67,531

Bank of Hawaii Corp.	670	60,896

Bank OZK	2,050	84,030

BOK Financial Corp.	620	54,523

Citizens Financial Group, Inc.	7,000	323,960

Comerica, Inc.	2,480	186,397

Commerce Bancshares, Inc.	1,950	151,729

Cullen/Frost Bankers, Inc.	990	118,859

East West Bancorp, Inc.	2,473	188,319

Fifth Third Bancorp	12,000	486,480

First Citizens BancShares, Inc., Class A#	100	86,746

First Hawaiian, Inc.	2,200	60,412

First Horizon Corp.	9,484	173,462

First Republic Bank	3,050	558,882

FNB Corp.	6,200	79,918

Huntington Bancshares, Inc.	16,541	253,408

KeyCorp.	16,594	361,085

M&T Bank Corp.§	1,610	253,881

PacWest Bancorp	2,039	88,513

People’s United Financial, Inc.	7,750	140,508

Pinnacle Financial Partners, Inc.	1,150	100,786

PNC Financial Services Group, Inc. (The)	7,310	1,366,604

Popular, Inc.	1,488	110,052

Prosperity Bancshares, Inc.	1,523	111,727

Regions Financial Corp.	16,456	358,741

Signature Bank	900	226,359

Sterling Bancorp	3,050	76,647

SVB Financial Group*	850	486,055

Synovus Financial Corp.	2,244	105,154

TCF Financial Corp.	2,433	110,750

Truist Financial Corp.	23,157	1,373,442

Umpqua Holdings Corp.	4,150	77,356

Webster Financial Corp.	1,550	82,011

Western Alliance Bancorp	1,695	178,094

Wintrust Financial Corp.	850	65,535

Zions Bancorp NA	2,840	158,472

		$8,767,324

CAPITAL MARKETS – 3.1%

Affiliated Managers Group, Inc.	870	140,218

Ameriprise Financial, Inc.	2,040	527,136

Apollo Global Management, Inc.	3,012	166,774

Ares Management Corp., Class A	1,750	91,910

Bank of New York Mellon Corp. (The)	13,770	686,848

BlackRock, Inc.	2,560	2,097,408

Carlyle Group, Inc. (The)	2,050	87,453

Cboe Global Markets, Inc.	1,800	187,866

Charles Schwab Corp. (The)	23,655	1,665,312

CME Group, Inc.	6,050	1,222,039

Evercore, Inc., Class A	700	98,091

FactSet Research Systems, Inc.	590	198,370

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	8

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Franklin Resources, Inc.	4,670	$140,100

Goldman Sachs Group, Inc. (The)	5,690	1,982,680

Interactive Brokers Group, Inc., Class A	1,248	89,257

Intercontinental Exchange, Inc.	9,490	1,117,068

Invesco Ltd.	6,820	184,140

KKR & Co., Inc.	9,284	525,289

Lazard Ltd., Class A	1,600	71,984

LPL Financial Holdings, Inc.	1,400	219,380

MarketAxess Holdings, Inc.	650	317,499

Moody’s Corp.	2,740	895,185

Morgan Stanley	24,026	1,983,346

Morningstar, Inc.	350	92,754

MSCI, Inc.	1,370	665,505

Nasdaq, Inc.	1,930	311,772

Northern Trust Corp.	3,280	373,264

Raymond James Financial, Inc.	2,110	275,946

S&P Global, Inc.	4,090	1,596,695

SEI Investments Co.	1,840	113,050

State Street Corp.	5,970	501,182

T Rowe Price Group, Inc.	3,880	695,296

Tradeweb Markets, Inc., Class A	1,400	113,792

Virtu Financial, Inc., Class A	900	26,667

		$19,461,276

CONSUMER FINANCE – 0.8%

Ally Financial, Inc.	6,513	335,094

American Express Co.	11,240	1,723,654

Capital One Financial Corp.	7,800	1,162,824

Credit Acceptance Corp.*,#	200	78,958

Discover Financial Services	5,280	601,920

LendingTree, Inc.*,#	150	30,973

OneMain Holdings, Inc.	1,300	73,931

Santander Consumer USA Holdings, Inc.	1,250	42,425

SLM Corp.	6,710	131,919

Synchrony Financial	9,900	433,026

Upstart Holdings, Inc.*,#	200	21,804

		$4,636,528

DIVERSIFIED FINANCIAL SERVICES – 4.7%

Bank of America Corp.	132,250	5,360,092

Berkshire Hathaway, Inc., Class B*	32,196	8,852,290

Citigroup, Inc.	35,982	2,563,358

Equitable Holdings, Inc.	6,943	237,659

Jefferies Financial Group, Inc.	3,748	121,847

JPMorgan Chase & Co.	51,870	7,978,125

U.S. Bancorp	23,470	1,392,944

Voya Financial, Inc.	2,080	141,066

Wells Fargo & Co.	64,675	2,913,609

		$29,560,990

INSURANCE – 2.4%

Aflac, Inc.	11,850	636,700

Alleghany Corp.*	226	153,447

Allstate Corp. (The)	5,080	644,144

American Financial Group, Inc.	1,250	153,575

American International Group, Inc.	14,730	713,668

American National Group, Inc.	150	17,003

Aon PLC, Class A	3,950	993,188

Description	Number of Shares	Value

Arch Capital Group Ltd.*	6,520	$258,909

Arthur J. Gallagher & Co.	3,280	475,436

Assurant, Inc.	980	152,488

Assured Guaranty Ltd.	1,550	78,818

Athene Holding Ltd., Class A*	1,660	99,052

Axis Capital Holdings Ltd.	1,280	71,424

Brighthouse Financial, Inc.*	1,550	72,525

Brown & Brown, Inc.	4,040	214,847

Chubb Ltd.	7,947	1,363,626

Cincinnati Financial Corp.	2,556	288,010

CNA Financial Corp.	500	23,465

Erie Indemnity Co., Class A	420	89,888

Everest Re Group Ltd.	620	171,709

Fidelity National Financial, Inc.	4,641	211,722

First American Financial Corp.	1,828	117,906

Globe Life, Inc.	1,943	199,138

GoHealth, Inc., Class A*	750	8,948

Hanover Insurance Group, Inc. (The)	600	82,986

Hartford Financial Services Group, Inc. (The)	6,240	411,590

Kemper Corp.	1,028	80,246

Lemonade, Inc.*,#	550	49,720

Lincoln National Corp.	3,458	221,762

Loews Corp.	4,450	248,087

Markel Corp.*	230	270,577

Marsh & McLennan Cos., Inc.	8,590	1,165,663

Mercury General Corp.	300	18,681

MetLife, Inc.	13,001	827,254

Old Republic International Corp.	4,518	111,233

Primerica, Inc.	623	99,537

Principal Financial Group, Inc.	4,540	289,970

Progressive Corp. (The)	9,880	995,311

Prudential Financial, Inc.	6,830	685,459

Reinsurance Group of America, Inc.	1,140	148,804

RenaissanceRe Holdings Ltd.	778	131,334

Travelers Cos., Inc. (The)	4,230	654,212

Unum Group	4,310	121,801

W.R. Berkley Corp.	2,370	188,936

White Mountains Insurance Group Ltd.	60	69,926

Willis Towers Watson PLC	2,250	582,435

		$14,665,160

MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) – 0.1%

AGNC Investment Corp.	9,335	167,377

Annaly Capital Management, Inc.	24,030	218,192

New Residential Investment Corp.	7,050	75,576

Starwood Property Trust, Inc.	4,768	123,110

		$584,255

THRIFTS & MORTGAGE FINANCE – 0.0%**

MGIC Investment Corp.	5,100	77,724

New York Community Bancorp, Inc.	7,783	93,084

Rocket Cos., Inc., Class A	1,900	42,655

TFS Financial Corp.	955	18,680

		$232,143

TOTAL FINANCIALS		$77,907,676

ANNUAL REPORT / April 30, 2021

9	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

HEALTH CARE – 12.9%

BIOTECHNOLOGY – 2.0%

AbbVie, Inc.	27,711	$3,089,776

ACADIA Pharmaceuticals, Inc.*	1,650	33,924

Acceleron Pharma, Inc.*	800	99,976

Agios Pharmaceuticals, Inc.*	1,050	58,590

Alexion Pharmaceuticals, Inc.*	3,390	571,825

Alkermes PLC*	2,650	58,313

Alnylam Pharmaceuticals, Inc.*	1,850	260,184

Amgen, Inc.	9,164	2,196,061

Biogen, Inc.*	2,400	641,592

BioMarin Pharmaceutical, Inc.*	2,900	225,968

Bluebird Bio, Inc.*	1,100	33,000

Exact Sciences Corp.*	2,350	309,777

Exelixis, Inc.*	4,700	115,714

Gilead Sciences, Inc.	19,594	1,243,631

Global Blood Therapeutics, Inc.*	900	36,702

Incyte Corp.*	2,810	239,918

Ionis Pharmaceuticals, Inc.*	2,050	87,781

Iovance Biotherapeutics, Inc.*	2,050	64,452

Moderna, Inc.*	4,400	786,808

Neurocrine Biosciences, Inc.*	1,500	141,735

Regeneron Pharmaceuticals, Inc.*	1,500	721,950

Sage Therapeutics, Inc.*	800	63,008

Sarepta Therapeutics, Inc.*	1,115	78,987

Seagen, Inc.*	1,900	273,144

United Therapeutics Corp.*	640	128,998

Vertex Pharmaceuticals, Inc.*	4,043	882,183

		$12,443,997

HEALTH CARE EQUIPMENT & SUPPLIES – 3.5%

Abbott Laboratories	27,145	3,259,572

ABIOMED, Inc.*	700	224,511

Align Technology, Inc.*	1,210	720,591

Baxter International, Inc.	7,880	675,237

Becton Dickinson & Co.	4,484	1,115,664

Boston Scientific Corp.*	22,500	981,000

Cooper Cos., Inc. (The)	750	308,167

Danaher Corp.	9,830	2,496,230

DENTSPLY SIRONA, Inc.	3,479	234,867

DexCom, Inc.*	1,450	559,845

Edwards Lifesciences Corp.*	9,766	932,848

Envista Holdings Corp.*	2,500	108,200

Globus Medical, Inc., Class A*	1,050	75,359

Haemonetics Corp.*	750	50,445

Hill-Rom Holdings, Inc.	1,110	122,344

Hologic, Inc.*	4,040	264,822

ICU Medical, Inc.*	300	62,481

IDEXX Laboratories, Inc.*	1,330	730,157

Insulet Corp.*	1,050	309,981

Integra LifeSciences Holdings Corp.*	1,048	77,636

Intuitive Surgical, Inc.*	1,850	1,600,250

Masimo Corp.*	800	186,136

Medtronic PLC	21,076	2,759,270

Novocure Ltd.*,#	1,600	326,560

Penumbra, Inc.*	500	152,995

Quidel Corp.*	568	59,521

Description	Number of Shares	Value

ResMed, Inc.	2,270	$426,692

STERIS PLC	1,400	295,428

Stryker Corp.	5,500	1,444,465

Tandem Diabetes Care, Inc.*	900	82,710

Teleflex, Inc.	710	299,961

West Pharmaceutical Services, Inc.	1,150	377,798

Zimmer Biomet Holdings, Inc.	3,310	586,400

		$21,908,143

HEALTH CARE PROVIDERS & SERVICES – 2.6%

Acadia Healthcare Co., Inc.*	1,250	76,150

Amedisys, Inc.*	500	134,925

American Well Corp., Class A*,#	600	9,234

AmerisourceBergen Corp.	2,370	286,296

Anthem, Inc.	3,910	1,483,415

Cardinal Health, Inc.	4,820	290,839

Centene Corp.*	8,930	551,338

Chemed Corp.	250	119,152

Cigna Corp.	5,592	1,392,464

CVS Health Corp.	20,571	1,571,624

DaVita, Inc.*	1,188	138,438

Encompass Health Corp.	1,480	125,593

Guardant Health, Inc.*	1,285	204,289

HCA Healthcare, Inc.	4,250	854,505

Henry Schein, Inc.*	2,270	164,575

Humana, Inc.	2,080	926,099

Laboratory Corp. of America Holdings*	1,557	413,960

McKesson Corp.	2,550	478,278

Molina Healthcare, Inc.*	900	229,590

Premier, Inc., Class A	1,700	60,095

Quest Diagnostics, Inc.	2,100	276,948

UnitedHealth Group, Inc.	14,870	5,930,156

Universal Health Services, Inc., Class B	1,180	175,124

		$15,893,087

HEALTH CARE TECHNOLOGY – 0.2%

Cerner Corp.	4,940	370,747

Change Healthcare, Inc.*	3,600	82,620

Teladoc Health, Inc.*	1,677	289,031

Veeva Systems, Inc., Class A*	2,120	598,794

		$1,341,192

LIFE SCIENCES TOOLS & SERVICES – 1.3%

10X Genomics, Inc., Class A*	900	178,020

Adaptive Biotechnologies Corp.*	1,150	47,840

Agilent Technologies, Inc.	4,890	653,500

Avantor, Inc.*	7,595	243,344

Berkeley Lights, Inc.*	150	7,367

Bio-Rad Laboratories, Inc., Class A*	340	214,244

Bio-Techne Corp.	600	256,494

Bruker Corp.	1,600	109,632

Charles River Laboratories International, Inc.*	820	272,609

Illumina, Inc.*	2,290	899,604

IQVIA Holdings, Inc.*	2,980	699,376

Mettler-Toledo International, Inc.*	370	485,928

PerkinElmer, Inc.	1,770	229,445

PPD, Inc.*	2,443	112,867

PRA Health Sciences, Inc.*	975	162,718

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	10

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

QIAGEN NV*	3,250	$156,422

Repligen Corp.*	800	169,368

Syneos Health, Inc.*	1,150	97,577

Thermo Fisher Scientific, Inc.	6,220	2,924,831

Waters Corp.*	960	287,875

		$8,209,061

PHARMACEUTICALS – 3.3%

Bristol-Myers Squibb Co.	35,526	2,217,533

Catalent, Inc.*	2,550	286,799

Elanco Animal Health, Inc.*	7,150	226,727

Eli Lilly & Co.	13,230	2,418,047

Horizon Therapeutics PLC*	3,200	302,784

Jazz Pharmaceuticals PLC*	860	141,384

Johnson & Johnson	41,550	6,761,431

Merck & Co., Inc.	39,666	2,955,117

Nektar Therapeutics*	2,900	56,869

Perrigo Co. PLC	1,808	75,267

Pfizer, Inc.	87,353	3,376,193

Reata Pharmaceuticals, Inc., Class A*	400	40,560

Royalty Pharma PLC, Class A	4,950	217,800

Viatris, Inc.*	18,255	242,792

Zoetis, Inc.	7,481	1,294,437

		$20,613,740

TOTAL HEALTH CARE		$80,409,220

INDUSTRIALS – 9.7%

AEROSPACE & DEFENSE – 1.7%

Axon Enterprise, Inc.*	1,000	151,610

Boeing Co. (The)*	8,790	2,059,585

BWX Technologies, Inc.	1,505	100,715

Curtiss-Wright Corp.	715	91,448

General Dynamics Corp.	4,230	804,673

HEICO Corp.	750	105,600

HEICO Corp., Class A	1,302	164,417

Hexcel Corp.*	1,350	76,153

Howmet Aerospace, Inc.*	6,316	201,859

Huntington Ingalls Industries, Inc.	645	136,946

L3Harris Technologies, Inc.	3,482	728,539

Lockheed Martin Corp.	4,150	1,579,324

Mercury Systems, Inc.*	850	63,954

Northrop Grumman Corp.	2,620	928,633

Raytheon Technologies Corp.	23,904	1,989,769

Spirit AeroSystems Holdings, Inc., Class A	1,690	77,216

Teledyne Technologies, Inc.*	600	268,650

Textron, Inc.	3,653	234,669

TransDigm Group, Inc.*	890	546,229

Virgin Galactic Holdings, Inc.*,#	1,150	25,472

		$10,335,461

AIR FREIGHT & LOGISTICS – 0.7%

C.H. Robinson Worldwide, Inc.	2,184	212,023

Expeditors International of Washington, Inc.	2,730	299,918

FedEx Corp.	4,060	1,178,658

United Parcel Service, Inc., Class B	12,030	2,452,436

XPO Logistics, Inc.*	1,450	201,724

		$4,344,759

Description	Number of Shares	Value

AIRLINES – 0.3%

Alaska Air Group, Inc.*	1,875	$129,638

American Airlines Group, Inc.*,#	9,643	209,446

Copa Holdings SA, Class A*	400	34,600

Delta Air Lines, Inc.*	10,490	492,191

JetBlue Airways Corp.*	4,850	98,746

Southwest Airlines Co.*	9,730	610,849

United Airlines Holdings, Inc.*	4,883	265,635

		$1,841,105

BUILDING PRODUCTS – 0.6%

A.O. Smith Corp.	2,100	142,275

Allegion PLC	1,433	192,567

Armstrong World Industries, Inc.	778	80,640

AZEK Co., Inc. (The)*	1,150	55,522

Carrier Global Corp.	14,550	634,089

Fortune Brands Home & Security, Inc.	2,260	237,255

Johnson Controls International PLC	12,031	750,012

Lennox International, Inc.	600	201,204

Masco Corp.	4,630	295,764

Owens Corning	1,648	159,543

Trane Technologies PLC	3,950	686,628

Trex Co., Inc.*	1,894	204,533

		$3,640,032

COMMERCIAL SERVICES & SUPPLIES – 0.4%

ADT, Inc.	2,560	23,552

Cintas Corp.	1,420	490,099

Clean Harbors, Inc.*	850	75,616

Copart, Inc.*	3,300	410,883

IAA, Inc.*	2,268	142,453

MSA Safety, Inc.	550	88,418

Republic Services, Inc.	3,390	360,357

Rollins, Inc.	3,450	128,616

Stericycle, Inc.*	1,485	113,276

Waste Management, Inc.	7,040	971,308

		$2,804,578

CONSTRUCTION & ENGINEERING – 0.1%

AECOM*	2,525	167,736

Quanta Services, Inc.	2,238	216,280

Valmont Industries, Inc.	310	76,524

		$460,540

ELECTRICAL EQUIPMENT – 0.6%

Acuity Brands, Inc.	650	120,588

AMETEK, Inc.	3,710	500,590

Array Technologies, Inc.*	1,500	42,240

Eaton Corp. PLC	6,628	947,340

Emerson Electric Co.	9,890	894,946

Generac Holdings, Inc.*	997	322,978

GrafTech International Ltd.	1,950	24,804

Hubbell, Inc.	890	170,889

nVent Electric PLC	3,266	99,450

Regal Beloit Corp.	600	86,658

Rockwell Automation, Inc.	1,870	494,166

Sensata Technologies Holding PLC*	2,398	138,461

ANNUAL REPORT / April 30, 2021

11	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Vertiv Holdings Co.	3,750	$85,125

		$3,928,235

INDUSTRIAL CONGLOMERATES – 1.2%

3M Co.	9,460	1,864,944

Carlisle Cos., Inc.	890	170,569

General Electric Co.	143,770	1,886,262

Honeywell International, Inc.	11,820	2,636,333

Roper Technologies, Inc.	1,700	758,948

		$7,317,056

MACHINERY – 1.9%

AGCO Corp.	995	145,190

Allison Transmission Holdings, Inc.	1,850	76,720

Caterpillar, Inc.	9,050	2,064,395

Colfax Corp.*	1,650	74,564

Crane Co.	900	84,654

Cummins, Inc.	2,430	612,457

Deere & Co.	4,640	1,720,744

Donaldson Co., Inc.	2,260	142,109

Dover Corp.	2,360	352,088

Flowserve Corp.	2,148	85,147

Fortive Corp.	4,940	349,851

Gates Industrial Corp. PLC*	1,200	20,700

Graco, Inc.	2,720	208,896

IDEX Corp.	1,220	273,524

Illinois Tool Works, Inc.	5,250	1,209,915

Ingersoll Rand, Inc.*	5,644	278,870

ITT, Inc.	1,485	140,050

Lincoln Electric Holdings, Inc.	900	115,245

Middleby Corp. (The)*	850	154,122

Nordson Corp.	950	200,839

Oshkosh Corp.	1,090	135,629

Otis Worldwide Corp.	6,675	519,782

PACCAR, Inc.	5,590	502,429

Parker-Hannifin Corp.	2,160	677,830

Pentair PLC	2,564	165,404

Snap-on, Inc.	880	209,088

Stanley Black & Decker, Inc.	2,520	521,060

Timken Co. (The)	1,000	83,870

Toro Co. (The)	1,730	198,258

Trinity Industries, Inc.	1,600	44,224

Westinghouse Air Brake Technologies Corp.	3,065	251,545

Woodward, Inc.	875	109,384

Xylem, Inc.	2,910	321,991

		$12,050,574

MARINE – 0.0%**

Kirby Corp.*	1,000	63,700

PROFESSIONAL SERVICES – 0.6%

Booz Allen Hamilton Holding Corp.	2,050	170,048

CACI International, Inc., Class A*	353	89,966

CoreLogic, Inc.	1,300	103,610

CoStar Group, Inc.*	650	555,379

Dun & Bradstreet Holdings, Inc.*	1,600	38,016

Equifax, Inc.	1,960	449,291

FTI Consulting, Inc.*	500	69,425

IHS Markit Ltd.	6,587	708,629

Description	Number of Shares	Value

Jacobs Engineering Group, Inc.	2,000	$267,220

Leidos Holdings, Inc.	2,200	222,816

ManpowerGroup, Inc.	1,010	122,099

Nielsen Holdings PLC	5,600	143,640

Robert Half International, Inc.	1,848	161,903

Science Applications International Corp.	800	71,536

TransUnion	3,100	324,229

Verisk Analytics, Inc.	2,550	479,910

		$3,977,717

ROAD & RAIL – 1.3%

AMERCO	163	97,251

CSX Corp.	12,750	1,284,562

JB Hunt Transport Services, Inc.	1,430	244,115

Kansas City Southern	1,480	432,471

Knight-Swift Transportation Holdings, Inc.	2,085	98,245

Landstar System, Inc.	590	101,645

Lyft, Inc., Class A*	4,050	225,423

Norfolk Southern Corp.	4,260	1,189,562

Old Dominion Freight Line, Inc.	1,550	399,606

Ryder System, Inc.	1,090	87,026

Schneider National, Inc., Class B	923	22,364

Uber Technologies, Inc.*	22,650	1,240,541

Union Pacific Corp.	11,220	2,491,850

		$7,914,661

TRADING COMPANIES & DISTRIBUTORS – 0.3%

Air Lease Corp.	1,700	79,407

Fastenal Co.	9,340	488,295

MSC Industrial Direct Co., Inc., Class A	940	84,750

United Rentals, Inc.*	1,170	374,342

Univar Solutions, Inc.*	2,700	63,045

Watsco, Inc.	550	161,073

WW Grainger, Inc.	740	320,820

		$1,571,732

TRANSPORTATION INFRASTRUCTURE – 0.0%**

Macquarie Infrastructure Corp.	1,400	46,634

TOTAL INDUSTRIALS		$60,296,784

INFORMATION TECHNOLOGY – 26.5%

COMMUNICATIONS EQUIPMENT – 0.8%

Arista Networks, Inc.*	900	283,653

Ciena Corp.*	2,423	122,289

Cisco Systems, Inc.	66,850	3,403,333

CommScope Holding Co., Inc.*	3,000	49,350

EchoStar Corp., Class A*	170	4,156

F5 Networks, Inc.*	963	179,850

Juniper Networks, Inc.	4,640	117,810

Lumentum Holdings, Inc.*	1,200	102,060

Motorola Solutions, Inc.	2,630	495,229

Ubiquiti, Inc.	100	28,533

Viasat, Inc.*,#	800	41,432

		$4,827,695

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.6%

Amphenol Corp., Class A	9,400	632,996

Arrow Electronics, Inc.*	1,085	123,766

Avnet, Inc.	1,400	61,488

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	12

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

CDW Corp.	2,290	$408,376

Cognex Corp.	2,700	232,524

Coherent, Inc.*	350	90,997

Corning, Inc.	11,920	526,983

Dolby Laboratories, Inc., Class A	990	100,455

FLIR Systems, Inc.	2,000	119,940

IPG Photonics Corp.*	550	119,411

Jabil, Inc.	2,158	113,122

Keysight Technologies, Inc.*	2,900	418,615

Littelfuse, Inc.	393	104,239

National Instruments Corp.	2,020	83,648

SYNNEX Corp.	543	65,812

Trimble, Inc.*	3,980	326,360

Vontier Corp.*	2,056	64,435

Zebra Technologies Corp., Class A*	800	390,192

		$3,983,359

IT SERVICES – 5.5%

Accenture PLC, Class A	10,100	2,928,697

Akamai Technologies, Inc.*	2,500	271,750

Alliance Data Systems Corp.	590	69,532

Amdocs Ltd.	1,920	147,341

Automatic Data Processing, Inc.	6,730	1,258,443

BigCommerce Holdings, Inc.*	450	26,973

Black Knight, Inc.*	2,337	169,246

Broadridge Financial Solutions, Inc.	1,830	290,293

Cognizant Technology Solutions Corp., Class A	8,410	676,164

Concentrix Corp.*	693	107,678

DXC Technology Co.*	3,526	116,041

EPAM Systems, Inc.*	850	389,087

Euronet Worldwide, Inc.*	765	109,724

Fastly, Inc., Class A*,#	1,200	76,644

Fidelity National Information Services, Inc.	9,700	1,483,130

Fiserv, Inc.*	8,960	1,076,275

FleetCor Technologies, Inc.*	1,300	374,036

Gartner, Inc.*	1,400	274,232

Genpact Ltd.	2,645	125,717

Global Payments, Inc.	4,663	1,000,820

Globant SA*	700	160,426

GoDaddy, Inc., Class A*	2,650	230,073

International Business Machines Corp.	13,960	1,980,645

Jack Henry & Associates, Inc.	1,150	187,255

Mastercard, Inc., Class A	13,970	5,337,378

MongoDB, Inc.*	815	242,430

Okta, Inc.*	1,800	485,460

Paychex, Inc.	4,920	479,651

PayPal Holdings, Inc.*	18,615	4,882,528

Sabre Corp.*,#	4,050	60,669

Square, Inc., Class A*	5,800	1,419,956

StoneCo Ltd., Class A*	3,000	193,920

Switch, Inc., Class A	800	14,856

Twilio, Inc., Class A*	2,250	827,550

VeriSign, Inc.*	1,550	339,093

Visa, Inc., Class A	26,620	6,217,367

Western Union Co. (The)	5,840	150,438

WEX, Inc.*	715	146,725

		$34,328,243

Description	Number of Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 4.9%

Advanced Micro Devices, Inc.*	18,750	$1,530,375

Allegro MicroSystems, Inc.*	350	8,638

Analog Devices, Inc.	5,752	880,976

Applied Materials, Inc.	14,430	1,915,005

Broadcom, Inc.	6,233	2,843,495

Cirrus Logic, Inc.*	850	63,249

Cree, Inc.*	1,775	176,471

Enphase Energy, Inc.*	1,650	229,763

Entegris, Inc.	2,100	236,418

First Solar, Inc.*	1,350	103,316

Intel Corp.	64,670	3,720,465

KLA Corp.	2,450	772,607

Lam Research Corp.	2,280	1,414,626

Marvell Technology, Inc.	12,811	579,185

Maxim Integrated Products, Inc.	4,270	401,380

Microchip Technology, Inc.	3,889	584,478

Micron Technology, Inc.*	17,550	1,510,528

MKS Instruments, Inc.	883	158,154

Monolithic Power Systems, Inc.	680	245,738

NVIDIA Corp.	9,330	5,601,545

ON Semiconductor Corp.*	6,378	248,742

Qorvo, Inc.*	1,750	329,298

QUALCOMM, Inc.	17,680	2,453,984

Skyworks Solutions, Inc.	2,650	480,524

SolarEdge Technologies, Inc.*	775	204,244

Teradyne, Inc.	2,650	331,462

Texas Instruments, Inc.	14,450	2,608,369

Universal Display Corp.	700	156,583

Xilinx, Inc.	3,850	492,646

		$30,282,264

SOFTWARE – 9.1%

2U, Inc.*,#	1,000	39,250

Adobe, Inc.*	7,610	3,868,467

Alteryx, Inc., Class A*	850	69,488

Anaplan, Inc.*	2,068	123,356

ANSYS, Inc.*	1,330	486,328

Aspen Technology, Inc.*	1,093	143,008

Atlassian Corp. PLC, Class A*	2,000	475,120

Autodesk, Inc.*	3,430	1,001,251

Avalara, Inc.*	1,333	188,899

Bill.com Holdings, Inc.*	1,150	177,825

Cadence Design Systems, Inc.*	4,360	574,517

CDK Global, Inc.	1,926	103,214

Ceridian HCM Holding, Inc.*	1,775	167,702

Citrix Systems, Inc.	1,890	234,076

Cloudflare, Inc., Class A*	1,650	139,821

Coupa Software, Inc.*	1,100	295,944

Crowdstrike Holdings, Inc., Class A*	2,369	493,960

Datadog, Inc., Class A*	2,348	201,388

DocuSign, Inc.*	2,850	635,379

Dropbox, Inc., Class A*	3,600	92,520

Duck Creek Technologies, Inc.*,#	850	35,343

Dynatrace, Inc.*	2,773	144,307

Elastic NV*	1,050	126,651

Everbridge, Inc.*	550	72,991

Fair Isaac Corp.*	500	260,705

ANNUAL REPORT / April 30, 2021

13	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

FireEye, Inc.*	3,450	$68,569

Five9, Inc.*	943	177,256

Fortinet, Inc.*	2,100	428,883

Guidewire Software, Inc.*	1,300	137,163

HubSpot, Inc.*	653	343,772

Intuit, Inc.	3,950	1,628,032

Jamf Holding Corp.*	350	12,782

Manhattan Associates, Inc.*	973	133,535

Medallia, Inc.*	1,400	41,286

Microsoft Corp.	117,049	29,517,417

nCino, Inc.*	550	35,965

New Relic, Inc.*	800	51,440

NortonLifeLock, Inc.	7,970	172,232

Nuance Communications, Inc.*	4,355	231,555

Nutanix, Inc., Class A*	2,950	79,768

Oracle Corp.	29,610	2,244,142

PagerDuty, Inc.*	1,050	44,583

Palo Alto Networks, Inc.*	1,490	526,551

Paycom Software, Inc.*	750	288,307

Paylocity Holding Corp.*	575	111,113

Pegasystems, Inc.	620	78,703

Proofpoint, Inc.*	853	146,810

PTC, Inc.*	1,700	222,598

RingCentral, Inc., Class A*	1,250	398,687

salesforce.com, Inc.*	13,834	3,186,247

ServiceNow, Inc.*	3,050	1,544,428

Slack Technologies, Inc., Class A*	7,506	318,254

Smartsheet, Inc., Class A*	1,705	101,107

SolarWinds Corp.*	873	14,719

Splunk, Inc.*	2,550	322,371

SS&C Technologies Holdings, Inc.	3,500	259,770

Synopsys, Inc.*	2,400	592,944

Teradata Corp.*	1,320	65,300

Trade Desk, Inc. (The), Class A*	650	474,051

Tyler Technologies, Inc.*	600	254,916

Unity Software, Inc.*,#	400	40,632

VMware, Inc., Class A*,#	1,310	210,687

Workday, Inc., Class A*	2,800	691,600

Zendesk, Inc.*	1,865	272,570

Zoom Video Communications, Inc., Class A*	2,738	874,983

Zscaler, Inc.*	1,150	215,786

		$56,713,024

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 5.6%

Apple, Inc.	248,290	32,640,203

Dell Technologies, Inc., Class C*	4,069	400,105

Hewlett Packard Enterprise Co.	19,390	310,628

HP, Inc.	21,490	733,024

NCR Corp.*	1,870	85,552

NetApp, Inc.	3,553	265,374

Pure Storage, Inc., Class A*	3,845	77,746

Western Digital Corp.*	4,633	327,229

Xerox Holdings Corp.	2,350	56,729

		$34,896,590

TOTAL INFORMATION TECHNOLOGY		$165,031,175

Description	Number of Shares	Value

MATERIALS – 3.0%

CHEMICALS – 2.0%

Air Products & Chemicals, Inc.	3,750	$1,081,800

Albemarle Corp.	1,950	327,931

Ashland Global Holdings, Inc.	1,000	86,210

Axalta Coating Systems Ltd.*	3,310	105,556

Cabot Corp.	950	52,136

Celanese Corp.	2,000	313,300

CF Industries Holdings, Inc.	3,550	172,636

Chemours Co. (The)	2,900	87,580

Corteva, Inc.	12,562	612,523

Dow, Inc.	12,379	773,687

DuPont de Nemours, Inc.	9,162	706,482

Eastman Chemical Co.	2,300	265,397

Ecolab, Inc.	4,300	963,716

Element Solutions, Inc.	3,700	80,956

FMC Corp.	2,200	260,128

Huntsman Corp.	3,350	96,045

International Flavors & Fragrances, Inc.	4,350	618,439

Linde PLC	8,900	2,543,976

LyondellBasell Industries NV, Class A	4,450	461,643

Mosaic Co. (The)	5,665	199,295

NewMarket Corp.	100	34,659

Olin Corp.	2,550	109,727

PPG Industries, Inc.	4,100	702,084

RPM International, Inc.	2,100	199,164

Scotts Miracle-Gro Co. (The)	695	160,656

Sherwin-Williams Co. (The)	4,200	1,150,254

Valvoline, Inc.	3,050	95,770

W.R. Grace & Co.	1,050	72,167

Westlake Chemical Corp.	550	51,640

		$12,385,557

CONSTRUCTION MATERIALS – 0.1%

Eagle Materials, Inc.*	750	103,605

Martin Marietta Materials, Inc.	1,100	388,432

Vulcan Materials Co.	2,300	409,952

		$901,989

CONTAINERS & PACKAGING – 0.5%

Amcor PLC	28,951	340,174

AptarGroup, Inc.	1,065	160,613

Avery Dennison Corp.	1,400	299,838

Ball Corp.	5,500	515,020

Berry Global Group, Inc.*	2,243	142,700

Crown Holdings, Inc.	2,218	243,536

Graphic Packaging Holding Co.	4,555	84,495

International Paper Co.	6,700	388,600

Packaging Corp. of America	1,600	236,240

Sealed Air Corp.	2,700	133,380

Silgan Holdings, Inc.	1,305	55,032

Sonoco Products Co.	1,580	103,427

Westrock Co.	4,250	236,937

		$2,939,992

METALS & MINING – 0.4%

Freeport-McMoRan, Inc.	24,300	916,353

Newmont Corp.	13,450	839,414

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	14

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Nucor Corp.	5,150	$423,639

Reliance Steel & Aluminum Co.	1,050	168,326

Royal Gold, Inc.	1,058	118,348

Southern Copper Corp.	1,350	93,704

Steel Dynamics, Inc.	3,300	178,926

		$2,738,710

TOTAL MATERIALS		$18,966,248

REAL ESTATE – 2.7%

REAL ESTATE INVESTMENT TRUSTS – 2.6%

Alexandria Real Estate Equities, Inc.	1,765	319,641

American Campus Communities, Inc.	1,850	83,638

American Homes 4 Rent, Class A	3,990	147,790

American Tower Corp.	6,010	1,531,168

Americold Realty Trust	2,740	110,669

Apartment Income REIT Corp.	2,854	128,858

Apartment Investment & Management Co., Class A	2,854	19,807

Apple Hospitality REIT, Inc.	2,950	46,787

AvalonBay Communities, Inc.	1,872	359,424

Boston Properties, Inc.	2,050	224,167

Brandywine Realty Trust	2,150	29,090

Brixmor Property Group, Inc.	3,750	83,775

Brookfield Property REIT, Inc., Class A	6,100	109,708

Camden Property Trust	1,270	153,010

CoreSite Realty Corp.	550	66,820

Corporate Office Properties Trust	1,400	39,256

Cousins Properties, Inc.	1,833	67,216

Crown Castle International Corp.	5,690	1,075,751

CubeSmart	2,583	109,364

CyrusOne, Inc.	1,598	116,382

Digital Realty Trust, Inc.	3,710	572,490

Douglas Emmett, Inc.	2,210	74,123

Duke Realty Corp.	4,960	230,739

Empire State Realty Trust, Inc., Class A	1,550	17,655

EPR Properties*	800	38,168

Equinix, Inc.	1,181	851,218

Equity Commonwealth	1,692	48,730

Equity LifeStyle Properties, Inc.	2,350	163,090

Equity Residential	4,900	363,727

Essex Property Trust, Inc.	873	253,624

Extra Space Storage, Inc.	1,700	252,773

Federal Realty Investment Trust	998	112,614

First Industrial Realty Trust, Inc.	1,400	69,678

Gaming and Leisure Properties, Inc.	2,959	137,564

Healthcare Trust of America, Inc., Class A	2,930	86,054

Healthpeak Properties, Inc.	7,230	248,278

Highwoods Properties, Inc.	1,490	66,737

Host Hotels & Resorts, Inc.*	9,780	177,605

Hudson Pacific Properties, Inc.	2,053	57,710

Invitation Homes, Inc.	7,650	268,209

Iron Mountain, Inc.	4,106	164,733

JBG SMITH Properties	1,721	56,122

Kilroy Realty Corp.	1,525	104,523

Kimco Realty Corp.	5,480	115,080

Lamar Advertising Co., Class A	1,250	123,800

Life Storage, Inc.	975	93,658

Description	Number of Shares	Value

Medical Properties Trust, Inc.	7,100	$156,555

Mid-America Apartment Communities, Inc.	1,521	239,299

National Retail Properties, Inc.	2,315	107,462

Omega Healthcare Investors, Inc.	3,000	114,000

Outfront Media, Inc.*	1,700	41,429

Paramount Group, Inc.	1,850	19,629

Park Hotels & Resorts, Inc.*	3,150	70,277

Prologis, Inc.	9,867	1,149,802

Public Storage	2,010	565,132

Rayonier, Inc.	1,915	69,476

Realty Income Corp.	4,860	336,069

Regency Centers Corp.	2,233	142,153

Rexford Industrial Realty, Inc.	1,450	80,547

SBA Communications Corp.	1,450	434,594

Simon Property Group, Inc.	4,293	522,630

SL Green Realty Corp.	957	70,828

Spirit Realty Capital, Inc.	1,450	68,933

STORE Capital Corp.	3,355	120,075

Sun Communities, Inc.	1,400	233,562

UDR, Inc.	3,930	182,548

Ventas, Inc.	4,986	276,524

VEREIT, Inc.	3,306	158,159

VICI Properties, Inc.	7,238	229,445

Vornado Realty Trust	2,326	106,414

Weingarten Realty Investors	1,510	48,833

Welltower, Inc.	5,570	417,917

Weyerhaeuser Co.	10,342	400,959

WP Carey, Inc.	2,300	172,247

		$16,106,521

REAL ESTATE MANAGEMENT & DEVELOPMENT – 0.1%

CBRE Group, Inc., Class A*	4,460	379,992

Howard Hughes Corp. (The)*	558	60,231

Jones Lang LaSalle, Inc.*	728	136,798

		$577,021

TOTAL REAL ESTATE		$16,683,542

UTILITIES – 2.1%

ELECTRIC UTILITIES – 1.3%

Alliant Energy Corp.	3,300	185,361

American Electric Power Co., Inc.	6,600	585,486

Avangrid, Inc.	700	35,630

Duke Energy Corp.	9,650	971,658

Edison International	4,750	282,388

Entergy Corp.	2,650	289,618

Evergy, Inc.	2,950	188,712

Eversource Energy	4,550	392,301

Exelon Corp.	12,950	581,973

FirstEnergy Corp.	7,200	273,024

Hawaiian Electric Industries, Inc.	1,500	64,590

IDACORP, Inc.	600	61,488

NextEra Energy, Inc.	25,950	2,011,384

NRG Energy, Inc.	3,250	116,415

OGE Energy Corp.	2,613	87,692

PG&E Corp.*	17,750	200,930

Pinnacle West Capital Corp.	1,450	122,743

PPL Corp.	10,200	297,126

ANNUAL REPORT / April 30, 2021

15	PORTFOLIO OF INVESTMENTS

Wilmington Large-Cap Strategy Fund (continued)

Description	Number of Shares	Value

Southern Co. (The)	13,900	$919,763

Xcel Energy, Inc.	7,000	499,100

		$8,167,382

GAS UTILITIES – 0.1%

Atmos Energy Corp.	1,750	181,282

National Fuel Gas Co.	1,400	69,524

UGI Corp.	3,100	135,501

		$386,307

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 0.0%**

AES Corp. (The)	8,900	247,598

Vistra Corp.	6,450	108,812

		$356,410

MULTI-UTILITIES – 0.6%

Ameren Corp.	3,250	275,730

CenterPoint Energy, Inc.	6,700	164,083

CMS Energy Corp.	3,800	244,682

Consolidated Edison, Inc.	4,400	340,604

Dominion Energy, Inc.	10,693	854,371

DTE Energy Co.	2,550	357,051

MDU Resources Group, Inc.	2,800	93,688

NiSource, Inc.	5,050	131,401

Public Service Enterprise Group, Inc.	6,700	423,172

Sempra Energy	3,800	522,766

WEC Energy Group, Inc.	4,200	408,114

		$3,815,662

WATER UTILITIES – 0.1%

American Water Works Co., Inc.	2,450	382,175

Essential Utilities, Inc.	3,100	146,103

		$528,278

TOTAL UTILITIES		$13,254,039

TOTAL COMMON STOCKS (COST $195,472,429)		$621,636,988

RIGHTS – 0.0%**

Bristol-Myers Squibb Co. CVR, Expire 12/31/30*	89	19

TOTAL RIGHTS (COST $0)		$19

WARRANTS – 0.0%**

Occidental Petroleum Corp. CW27, Expire 08/03/27*	1,645	17,733

TOTAL WARRANTS (COST $0)		$17,733

INVESTMENT COMPANIES – 0.3%

EQUITY FUNDS – 0.3%

iShares Russell 1000 ETF	3,400	801,652

iShares Russell 1000 Growth ETF	1,560	405,195

iShares Russell 1000 Value ETF	2,600	409,630

TOTAL EQUITY FUNDS		$1,616,477

TOTAL INVESTMENT COMPANIES (COST $1,562,568)		$1,616,477

Description	Number of Shares	Value

MONEY MARKET FUND – 0.0%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	125,502	$125,502

TOTAL MONEY MARKET FUND (COST $125,502)		$125,502

	Par Value
CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 0.3%

REPURCHASE AGREEMENTS – 0.3%

Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $416,338 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $424,665.	$416,338	416,338

BNP Paribas SA, 0.00%, dated 4/30/21, due 5/03/21, repurchase price $416,338 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.13%, maturing 5/15/21 to 2/01/56; total market value of $424,665.	416,338	416,338

Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $416,338 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $424,665.	416,338	416,338

Deutsche Bank Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $416,338 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 4.00%, maturing 6/22/21 to 4/01/51; total market value of $424,665.	416,338	416,338

Morgan Stanley & Co. 0.01%, dated 4/30/21, due 5/03/21, repurchase price $165,749 collateralized by U.S. Government Agency Securities, 2.00% to 4.00%, maturing 4/01/36 to 5/01/51; total market value of $169,064.	165,749	165,749

RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $416,338 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $424,665.	416,338	416,338

TOTAL REPURCHASE AGREEMENTS (COST $2,247,439)		$2,247,439

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN
(COST $2,247,439)		$2,247,439

TOTAL INVESTMENTS – 100.3% (COST $199,407,938)		$625,644,158

COLLATERAL FOR SECURITIES ON LOAN – (0.3%)		(2,247,439)

OTHER ASSETS LESS LIABILITIES – 0.0%**		141,702

TOTAL NET ASSETS – 100.0%		$623,538,421

April 30, 2021 / ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	16

Wilmington Large-Cap Strategy Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$621,636,988	$—	$—	$621,636,988
Rights	19	—	—	19
Warrants	17,733	—	—	17,733
Investment Companies	1,616,477	—	—	1,616,477
Money Market Fund	125,502	—	—	125,502
Repurchase Agreements	—	2,247,439	—	2,247,439

Total	$623,396,719	$2,247,439	$—	$625,644,158

*	Non-income producing security.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

§	Affiliated company. See Note 4 in Notes to Financial Statements.

**	Represents less than 0.05%.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

CVR	Contingent Value Rights

ETF	Exchange-Traded Fund

LP	Limited Partnership

NA	National Association

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

17	STATEMENT OF ASSETS AND LIABILITIES

April 30, 2021	Wilmington Large-Cap Strategy Fund
ASSETS:
Investments, at identified cost	$199,407,938	(a)

Investments in securities, at value	$625,644,158	(b),(c)
Income receivable	402,144
Receivable for shares sold	236,211
Prepaid assets	18,946

TOTAL ASSETS	626,301,459

LIABILITIES:
Collateral for securities on loan	2,247,439
Payable for shares redeemed	269,504
Payable for Trustees’ fees	9,264
Payable for administration fees	15,193
Payable for investment advisory fees	79,234
Other accrued expenses	142,404

TOTAL LIABILITIES	2,763,038

NET ASSETS	$623,538,421

NET ASSETS CONSIST OF:
Paid-in capital	$191,318,097
Distributable earnings (loss)	432,220,324

TOTAL NET ASSETS	$623,538,421

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class I
Net Assets	$623,538,421

Shares outstanding (unlimited shares authorized)	20,730,623

Net Asset Value and Offering Price per share	$30.08

(a) Includes $127,293 of investments in affiliated issuers.

(b) Includes $253,881 of investments in affiliated issuers.

(c) Including $2,175,737 of securities on loan (Note 2).

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENT OF OPERATIONS	18

Year Ended April 30, 2021	Wilmington Large-Cap Strategy Fund
INVESTMENT INCOME:
Dividends	$8,502,488	(a),(b)
Securities lending income, net	30,435

TOTAL INVESTMENT INCOME	8,532,923

EXPENSES:
Investment advisory fees	2,692,715
Administration fees	162,732
Portfolio accounting and administration fees	126,123
Custodian fees	35,552
Transfer and dividend disbursing agent fees and expenses	81,312
Trustees’ fees	56,884
Professional fees	94,482
Shareholder services fee—Class I	985,348
Share registration costs	31,534
Printing and postage	19,316
Miscellaneous	19,873

TOTAL EXPENSES	4,305,871

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(1,979,941)
Waiver of shareholder services fee—Class I	(985,348)

TOTAL WAIVERS AND REIMBURSEMENTS	(2,965,289)

Net expenses	1,340,582

Net investment income	7,192,341

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	39,471,050
Net change in unrealized appreciation (depreciation) on unaffiliated investments	167,827,765
Net change in unrealized appreciation (depreciation) of affiliated investments	73,432

Net change in unrealized appreciation (depreciation)	167,901,197

Net realized and unrealized gain (loss)	207,372,247

Change in net assets resulting from operations	$214,564,588

(a) Includes $5,313 received from affiliated issuers.

(b) Net of foreign withholding taxes of $339.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

19	STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington Large-Cap Strategy Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$7,192,341	$8,656,304
Net realized gain (loss)	39,471,050	33,390,032
Net change in unrealized appreciation (depreciation)	167,901,197	(37,881,410)

Change in net assets resulting from operations	214,564,588	4,164,926

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(48,612,170)	(29,545,889)

Total distributions to shareholders	(48,612,170)	(29,545,889)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class I	45,492,298	54,361,316
Distributions reinvested
Class I	35,222,149	18,763,388
Cost of shares redeemed
Class I	(90,520,711)	(108,169,702)

Change in net assets resulting from share transactions	(9,806,264)	(35,044,998)

Change in net assets	156,146,154	(60,425,961)
NET ASSETS:
Beginning of year	467,392,267	527,818,228

End of year	$623,538,421	$467,392,267

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class I	1,709,202	2,532,501
Distributions reinvested
Class I	1,334,155	795,091
Shares redeemed
Class I	(3,476,828)	(4,756,535)

Net change resulting from share transactions	(433,471)	(1,428,943)

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	20

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON LARGE-CAP STRATEGY FUND

CLASS I	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
Net Asset Value, Beginning of Year	$22.08	$23.36	$21.98	$19.65	$16.91
Income (Loss) From Operations:
Net Investment Income(a)	0.35	0.39	0.37	0.34	0.32
Net Realized and Unrealized Gain (Loss)	10.11	(0.32)	2.32	2.34	2.75

Total Income (Loss) From Operations	10.46	0.07	2.69	2.68	3.07

Less Distributions From:
Net Investment Income	(0.37)	(0.41)	(0.38)	(0.35)	(0.33)
Net Realized Gains	(2.09)	(0.94)	(0.93)	—	—

Total Distributions	(2.46)	(1.35)	(1.31)	(0.35)	(0.33)

Net Asset Value, End of Year	$30.08	$22.08	$23.36	$21.98	$19.65

Total Return	49.12%	0.09%	12.93%	13.71%	18.32%
Net Assets, End of Year (000’s)	$623,538	$467,392	$527,818	$504,014	$554,810
Ratios to Average Net Assets
Gross Expense(b)	0.80%	0.86%	0.89%	0.90%	0.90%
Net Expense(b),(c)	0.25%	0.25%	0.25%	0.25%	0.25%
Net Investment Income	1.34%	1.69%	1.65%	1.62%	1.75%
Portfolio Turnover Rate	14%	26%	13%	15%	18%

(a)	Per share amounts have been calculated using the average shares method.
(b)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

21	NOTES TO FINANCIAL STATEMENTS

Wilmington Funds

April 30, 2021

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 funds, 1 of which is presented herein (referred to as the “Fund”). The remaining 11 funds are presented in separate reports.

Fund	Investment Goal

Wilmington Large-Cap Strategy Fund (“Large-Cap Strategy Fund”)(d)	The Fund seeks to achieve long-term capital appreciation.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Class A, Service Class, Select Class, Administrative Class and Institutional Class are not available for the Fund. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of the Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of the Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Fund utilizes a fair value approach. The fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost, provided such amount approximates fair value; and

•	for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its NAV, the Fund values foreign securities using the latest closing price on the primary exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered material if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (Systematic International Fair Value Pricing (“SIFVP”)).

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	22

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of the Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Fund’s fair value procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) and exchange traded derivatives are generally categorized as Level 1 securities in the fair value hierarchy. The Fund may utilize SIFVP which could result in certain equity securities being categorized as Level 2. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. It is the Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
Large-Cap Strategy Fund			$—	$—
Bank of America Securities, Inc.	$416,338	$416,338	—	—
BNP Paribas SA	416,338	416,338	—	—
Daiwa Capital Markets America	416,338	416,338	—	—
Deutsche Bank Securities, Inc.	416,338	416,338	—	—
Morgan Stanley & Co.	165,749	165,749	—	—
RBC Dominion Securities, Inc.	416,338	416,338	—	—

	$2,247,439	$2,247,439	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis and includes proceeds from litigation, if any. Withholding taxes and, where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income, if any, are declared and paid quarterly.

Real Estate Investment Trusts – The Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only

ANNUAL REPORT / April 30, 2021

23	NOTES TO FINANCIAL STATEMENTS (continued)

determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted to the actual amounts when the amounts are determined.

Warrants and Rights – The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Trustees’ approved fair value procedures.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Fund. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is deter- mined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolio of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.

At April 30, 2021, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)
Large-Cap Strategy Fund	$2,175,737	$2,175,737	$—

(1)

Collateral with a value of $2,247,439 has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. The Fund does not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Fund did not incur any interest or penalties for the year ended April 30, 2021.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2021, there were no such reclassifications.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2021		2020

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Large-Cap Strategy Fund	$7,821,252	$40,790,918	$9,083,834	$20,462,055

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

April 30, 2021/ ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	24

As of April 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Large-Cap Strategy Fund	$210,490,944	$416,117,474	$(964,260)	$415,153,214

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings
Large-Cap Strategy Fund	$1,332,209	$15,734,901	$—	$415,153,214	$—	$—	$432,220,324

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to the Fund. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Fund. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Fund pays WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as described below. WFMC, not the Fund, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
Large-Cap Strategy Fund	0.50%

WFMC and the Fund’s distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through January 31, 2022 so that total annual fund operating expenses paid by the Fund (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed 0.25% for the Fund’s Class I Shares. Neither WFMC nor the Fund’s distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statement of Operations. WFMC, in its role as Co-Administrator, provides the Fund with certain administrative personnel and services necessary to operate the Fund. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statement of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2021, neither WFMC nor BNYM waived any administrative fees.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS Distributors, Inc. (“ALPS”), prior to January 31, 2021, the Fund could pay up to 0.25% of the average daily net assets of the Fund’s Class I shares to financial intermediaries (including ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc., Manufacturers and Traders Trust and Company, and Wilmington Trust, NA (together “M&T”) has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s shares for whom M&T provides shareholder services. The Fund may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

ANNUAL REPORT / April 30, 2021

25	NOTES TO FINANCIAL STATEMENTS (continued)

Effective January 31, 2021, the Class I Shares of the Fund were removed from the Shareholder Services Plan. Accordingly, the 0.25% shareholder servicing fee was no longer charged to Class I shares after that date. For the year ended April 30, 2021, no affiliates of the Advisor received these fees.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund. The Trust’s Statement of Additional Information includes additional information about the Trustees.

Other Affiliated Parties and Transactions – Affiliated holdings are securities and mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended April 30, 2021 are as follows:

/ Affiliated Investment Name	Value 4/30/20	Purchases	Sales	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value 4/30/21	Number of Shares 4/30/21	Dividend Income	Capital Gain Distributions
Large-Cap Strategy Fund

Common Stock -0.0%*
M&T Bank Corp.	$180,449	$—	$—	$—	$73,432	$253,881	1,610	$5,313	$—

*	As a percentage of Net Assets as of April 30, 2021.

The Fund may execute trades for security purchase and sale transactions through brokers that are affiliates of the Advisor or sub-advisors. Commissions paid on those trades for the year ended April 30, 2021 were as follows:

Fund	Commissions
Large-Cap Strategy Fund	$23,721

5.	INVESTMENT TRANSACTIONS

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities and short-term securities) during the year ended April 30, 2021 were $72,791,796 and $123,946,423, respectively.

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments.

Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	26

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2021. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the one month London Interbank Offered Rate (“LIBOR”). The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Prior to April 1, 2021, the commitment fee was of 0.15% per annum on the daily unused portion. The LOC expires on March 31, 2022.

The Trust did not utilize the LOC during the year ended April 30, 2021.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of April 30, 2021, ASU 2018-13 has been fully adopted and the implementation did not have a material impact on the Fund’s financial statements.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Fund’s financial statements through this date.

ANNUAL REPORT / April 30, 2021

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Large-Cap Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wilmington Large-Cap Strategy Fund (one of the funds constituting Wilmington Funds, referred to hereafter as the “Fund”) as of April 30, 2021, the related statement of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the two years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2021 / ANNUAL REPORT

28

FEDERAL TAX INFORMATION (UNAUDITED)

Complete information regarding the tax status of distributions will be reported on Forms 1099.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended April 30, 2021, the Fund designates the following percentage, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections Section 243 and 854(b)(2), as qualifying for the corporate dividends received deduction:

Fund
Large-Cap Strategy Fund	93.12%

For the fiscal year ended April 30, 2021, the Fund designates the following percentage of the ordinary income dividends, or such greater percentage that constitute the maximum amount allowable pursuant to Code Sections 1(h)(11) and 854(b)(2), as qualified dividend income which may be subject to a maximum rate of federal income tax of 20%:

Fund
Large-Cap Strategy Fund	100.00%

If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to shareholders credits of foreign taxes paid.

ANNUAL REPORT / April 30, 2021 (unaudited)

29

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997)

April 30, 2021 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	30

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2021 (unaudited)

31	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF EXECUTIVE OFFICER Began serving: October 2020

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2020 to present). Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

April 30, 2021 (unaudited) / ANNUAL REPORT

32

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2021, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2020. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2021. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

ANNUAL REPORT / April 30, 2021 (unaudited)

33

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

April 30, 2021 (unaudited) / ANNUAL REPORT

34

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

•

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

•

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

•	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy:

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

•

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

•

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

•

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

•	Information or data entered into a website will be retained.

ANNUAL REPORT / April 30, 2021 (unaudited)

35

•

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

•

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2021 (unaudited) / ANNUAL REPORT

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WILMINGTON
FUNDS
April 30, 2021
PRESIDENT’S MESSAGE AND
Annual Report
WILMINGTON FUNDS
Fixed Income Funds
Wilmington Broad Market Bond Fund
Wilmington Intermediate-Term Bond Fund
Wilmington Short-Term Bond Fund
Wilmington Municipal Bond Fund
Wilmington New York Municipal Bond Fund

Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)

[This Page Intentionally Left Blank]

i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2020, through April 30, 2021. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year.

The economy

The last year was one for the history books and captured both the worst of the COVID-19 pandemic’s impact on global output, as well as the early stages of recovery as vaccines and unprecedented volumes of fiscal and monetary stimulus helped the global economy get back on its feet. The U.S. began the period with one of the steepest quarterly declines on record in Q2 2020 as strict lockdown measures imposed to contain the virus abruptly brought in-person activity to a near halt.

The pace and magnitude of the economic rebound that followed was comparably profound as the approval and distribution of highly effective vaccines and rising COVID-19 vaccination rates across the world in 2021 provided investors with a much-needed light at the end of the tunnel. The federal government’s provision of direct checks to many Americans and extended unemployment benefits padded consumer savings, more than offsetting wages lost by low income consumers, and helped to fuel a robust rebound in spending on goods. Spending on services, which depends more on in person interaction, has still yet to recover to pre-pandemic levels but showed signs of picking up in 1Q 2021 as a growing number of states peeled back virus restrictions. The labor market recovered considerably in the period, as the unemployment rate dropped from 14.7% in April 2020, the highest observed since the Great Depression, to 6.1% one year later. The Federal Reserve (the “Fed”) upgraded its outlook for economic activity and inflation, but still guided for rates to remain near zero for years to come and for monthly purchases of treasuries and mortgage-backed securities to continue for the time being.

Economic activity outside the U.S. varied between regions depending on the success of virus containment and vaccination efforts. The eurozone was bogged down by weakness in the services sector for much of the period. Gross Domestic Product (“GDP”) growth contracted in the region for a second consecutive quarter in 1Q 2021 as many of the largest economies kept tight mobility restrictions in place in response to a resurgence of infections and the looming threat of new virus variants. However, notable strength on the industrial side of the economy provided some offset as manufacturing activity benefitted from strength in global goods demand. After a rocky start, vaccination efforts in many European countries began to accelerate in March and April of 2021 paving the way for renewed reopening efforts.

The virus remained a persistent threat for many developing economies, where vaccination campaigns broadly lagged the developed world by a substantial margin. Brazil and India in particular, emerged as virus epicenters in early 2021 after witnessing sharp spikes in infection rates, providing a grim reminder of the need for vaccination efforts to broaden in the emerging world. China was first in and first out of the COVID-19 pandemic after controlling infection rates more effectively and far earlier than most countries and was the only major economy to record positive GDP growth in 2020. Chinese manufacturing activity expanded at a feverish pace for much of the period, benefitting from goods exports and government investment. The services side of the economy lagged but began to narrow the gap later in the period as a brief rise in virus cases was brought under control.

Bond markets

Fixed income performance was mixed over the past year as spreads compressed materially across taxable and tax-exempt credit from extreme levels recorded in early 2020. However, rising long-term rates served as a headwind later in the period. The U.S. 10-year Treasury yield surged over 80 basis points1 in 1Q 2021 for its largest quarterly rise since 2016, buttressed by an improving growth outlook and expectations for higher inflation later in the year. Upward rate pressure weighed heavily on investment grade taxable bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index suffered its worst quarter in several decades in 1Q, more than offsetting gains booked in much of 2020. In investment grade, tax-exempt held up better than taxable peers as strong demand for yield offset more muted new supply, helping to overshadow the rise in rates. Municipals also benefitted from the American Recovery Plan passed by the federal government in March 2021, which included $350 billion of funding for state and local governments. High-yield credit outperformed investment grade in both the taxable and tax-exempt spaces substantially as spreads continued to normalize from more elevated levels, and investors embraced riskier assets.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

ii

For the 12-month period May 1, 2020 to April 30, 2021, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]

-4.32%	-0.27%	4.25%	7.75%	19.67%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

Global equities recorded historically strong performance over the past 12-months as concerns over the initial spread of COVID-19 gave way to optimism over the pace of subsequent recovery. After suffering a -33% market rout in February and March of 2020, the S&P 500 reclaimed its pre-pandemic peak by August of that year, marking the fastest bear market recovery on record. U.S. large cap outperformed from April through November as mega-cap growth stocks that benefitted most from the “stay- at- home” environment prevailed.

November brought an immense shift in leadership, as positive vaccine developments and growing optimism for a swifter return to normal fueled a powerful rotation into economically sensitive areas of the market. U.S. small-cap and value stocks, which carry a heavier weighting toward cyclical sectors, were notable beneficiaries of this trend.

Emerging market equities recorded solid gains in the reflationary environment but saw some weakness in February as certain regions struggled with new outbreaks of COVID-19. In addition, Chinese equities, which comprise a significant share of the MSCI Emerging Markets Index, were weighed down by a mix of regulatory headwinds and concerns over policy tightening. International developed equities also performed well and benefitted from a tilt toward segments that benefit most from rising interest rates and inflation. Equities in Europe picked up momentum towards the end of the period amidst an improving economic outlook for many of the region’s largest countries as vaccinations ramped up.

For the 12-month period May 1, 2020 to April 30, 2021, certain stock market indices performed as follows:

S&P 500® Index[8]	Russel 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]

45.98%	74.91%	39.88%	48.71%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Although we have begun a new fiscal year, we will never forget the daunting damage that the pandemic has wrought on multiple levels. Still, there is much in the world that is positive, hopeful, and strong. I am referring to our trusted partnership with our clients, our desire to stay close to what’s important to them, and our fervent dedication to helping them achieve their long-term investment objectives. On that—as well as our fiduciary, clients-first mindset—you can always count.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 14, 2021

April 30, 2021 (unaudited) / PRESIDENT’S MESSAGE

iii

Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Barclays Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

1

WILMINGTON BROAD MARKET BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Broad Market Bond Fund (the “Fund”) had a total return of 0.51%* for Class A Shares and 0.83%* for Class I Shares, versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index**, which had a total return of -0.27%, and its peer group, the Lipper Corporate A-Rated Debt Funds Average***, which had a total return of 3.47%.

Thankfully, the economy is reopening as the vaccination rollout has been very successful. We are certainly in a much better place than we were a year ago. Your fixed income team continues to meet “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We conduct our own independent credit analysis. Most importantly in these uncertain times, we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

We feel the economy is in a much better place than it was a year ago. The unemployment rate has fallen from 14.7% to 6.1%, although still above the pre-pandemic level of 3.5%. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels. 1st quarter GDP was up a robust 6.4%, the 2nd strongest quarterly growth rate since 2003. The catalysts for the economic rebound have been the various significant stimulus programs and extremely accommodative monetary policy. The Federal Reserve (the “Fed”) expects to maintain the zero interest rate policy through 2023 and will allow inflation to run moderately above 2%. The latest inflation data was concerning with the core Consumer Price Index (“CPI”) rising by 0.9% its largest increase since 1982. The price increases were driven by some of the sectors of the economy that are reopening. For example, airfares rose by 10.2%, hotel prices were up by 8.8%. The Fed has communicated that they expect the rise in inflation to be “transitory” and therefore will not look to react by raising interest rates unless inflation moves higher for a longer period.

Longer-term interest rates have moved higher on the better than expected economic growth and the expectations for higher inflation. The 10-year Treasury yield at fiscal year-end was 1.63%, up 1% over the past year. The total return for the 10-year Treasury for the fiscal year was -7.69% given the rise in interest rates. Short-term interest rates have been unchanged over the past year as they are anchored by the Fed’s expectation to maintain the very low interest rate policy. The 2-year Treasury had a yield of 0.16% on April 30, 2021.

The Corporate sector rebounded and outperformed for the fiscal year. For the fiscal year, the sector produced 10.19% of excess return. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** tightened from 202 basis points on April 30, 2020 to 88 basis points on April 30, 2021. The outperformance can be attributed to the global search for yield, the higher valuations to start the fiscal year and optimism on the economy rebounding. In particular, the energy sector dramatically outperformed as oil prices rebounded back to pre-pandemic levels.

The Fund’s outperformance versus the Bloomberg Barclays Aggregate Bond Index can be attributed to our Fund maintaining a shorter duration than the index, especially as interest rates have moved higher. Our yield curve strategy of reducing our allocation to the longer end of the yield curve aided performance as this portion of the yield curve underperformed as the yield curve steepened. Our overweight allocation to the corporate sector also aided performance versus the index, as the corporate sector outperformed.

Looking forward, the expectation is for the Fed to maintain a zero interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2022. Longer-term interest rates will be determined by inflation expectations and anticipated Fed policy. The corporate sector should continue to benefit from the reopening of the economy. However, risk premiums are historically tight which will most likely lead to less outperformance in the upcoming fiscal year.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.01%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays U.S. Aggregate Bond Index is an index measuring both the capital price changes and income provided by the underlying universe of securities, comprised of U.S. Treasury obligations, U.S. investment grade corporate debt and mortgage-backed obligations. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

April 30, 2021 (unaudited) / ANNUAL REPORT

2

WILMINGTON BROAD MARKET BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Broad Market Bond Fund; from April 30, 2011 to April 30, 2021, compared to the Bloomberg Barclays U.S. Aggregate Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -4.01%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	-4.01%	1.73%	2.47%

Class I^	0.83%	3.02%	3.29%

Bloomberg Barclays U.S. Aggregate Bond Index[2]	-0.27%	3.19%	3.39%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.07% and 0.78%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.57% and 0.43%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg Barclays U.S. Aggregate Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index, and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2021 (unaudited)

3

WILMINGTON INTERMEDIATE-TERM BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Intermediate-Term Bond Fund (the “Fund”) had a total return of 1.98%* for Class A Shares and 2.32%* for Class I Shares, versus its benchmark, the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index**, which had a total return of 1.09% and its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Average***, which had a total return of 3.56%.

Thankfully, the economy is reopening as the vaccination rollout has been very successful. We are certainly in a much better place than we were a year ago. Your fixed income team continues to meet “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We conduct our own independent credit analysis. Most importantly in these uncertain times, we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

We feel the economy is in a much better place than it was a year ago. The unemployment rate has fallen from 14.7% to 6.1%, although still above the pre-pandemic level of 3.5%. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels. 1st quarter GDP was up a robust 6.4%, the 2nd strongest quarterly growth rate since 2003. The catalysts for the economic rebound have been the various significant stimulus programs and extremely accommodative monetary policy. The Federal Reserve (the “Fed”) expects to maintain the zero interest rate policy through 2023 and will allow inflation to run moderately above 2%. The latest inflation data was concerning with the core Consumer Price Index (“CPI”) rising by 0.9% its largest increase since 1982. The price increases were driven by some of the sectors of the economy that are reopening. For example, airfares rose by 10.2%, hotel prices were up by 8.8%. The Fed has communicated that they expect the rise in inflation to be “transitory” and therefore will not look to react by raising interest rates unless inflation moves higher for a longer period.

Longer-term interest rates have moved higher on the better than expected economic growth and the expectations for higher inflation. The 10-year Treasury yield at fiscal year-end was 1.63%, up 1% over the past year. The total return for the 10-year Treasury for the fiscal year was -7.69% given the rise in interest rates. Short-term interest rates have been unchanged over the past year as they are anchored by the Fed’s expectation to maintain the very low interest rate policy. The 2-year Treasury had a yield of 0.16% on April 30, 2021.

The Corporate sector rebounded and outperformed for the fiscal year. For the fiscal year, the sector produced 10.19% of excess return. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** tightened from 202 basis points on April 30, 2020 to 88 basis points on April 30, 2021. The outperformance can be attributed to the global search for yield, the higher valuations to start the fiscal year and optimism on the economy rebounding. In particular, the energy sector dramatically outperformed as oil prices rebounded back to pre-pandemic levels.

The Fund’s outperformance versus the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index can be attributed primarily to our Fund maintaining an overweight allocation to the corporate sector versus the index, as the corporate sector outperformed.

Looking forward, the expectation is for the Fed to maintain a zero interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2022. Longer-term interest rates will be determined by inflation expectations and anticipated Fed policy. The corporate sector should continue to benefit from the reopening of the economy. However, risk premiums are historically tight which will most likely lead to less outperformance in the upcoming fiscal year.

The Fund maintains an overweight to corporate bonds. Yield curve positioning is neutral and the Fund maintains a duration that is shorter than the benchmark. We anticipate modestly higher rates as the economic activity drives higher inflation.

At a meeting of the Board of Trustees (the “Board”) of the Wilmington Funds held on June 3, 2021, management proposed and the Board approved a plan of reorganization for the Fund. The plan of reorganization stated the Fund will merge with the Wilmington Broad Market Bond Fund with a proposed closing date in August 2021. A notice of the merger was provided to shareholders in June 2021 and an information statement providing further details about the merger will be mailed to shareholder in July 2021.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.61%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index is a widely recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt securities, Yankee bonds and non-convertible corporate debt securities issued by or guaranteed by foreign governments and agencies. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

April 30, 2021 (unaudited) / ANNUAL REPORT

4

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Yield curve is a line that plots interest rates of bonds having equal credit quality but differing maturity dates.

ANNUAL REPORT / April 30, 2021 (unaudited)

5

WILMINGTON INTERMEDIATE-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Intermediate-Term Bond Fund from April 30, 2011 to April 30, 2021 compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -2.61%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	-2.61%	1.42%	1.82%

Class I^	2.32%	2.68%	2.62%

Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index[2]	1.09%	2.80%	2.81%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.40% and 0.84%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.90% and 0.49%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2021 (unaudited) / ANNUAL REPORT

6

WILMINGTON SHORT-TERM BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Short-Term Bond Fund (the “Fund”) had a total return of 1.34%* for Class A Shares and 1.59%* for Class I Shares, versus its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index**, which had a total return of 1.02%, and its peer group, the Lipper Short Investment Grade Debt Funds Average***, which had a total return of 4.83%.

Thankfully, the economy is reopening as the vaccination rollout has been very successful. We are certainly in a much better place than we were a year ago. Your fixed income team continues to meet “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We conduct our own independent credit analysis. Most importantly in these uncertain times, we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

We feel the economy is in a much better place than it was a year ago. The unemployment rate has fallen from 14.7% to 6.1%, although still above the pre-pandemic level of 3.5%. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels. 1st quarter GDP was up a robust 6.4%, the 2nd strongest quarterly growth rate since 2003. The catalysts for the economic rebound have been the various significant stimulus programs and extremely accommodative monetary policy. The Federal Reserve (the “Fed”) expects to maintain the zero interest rate policy through 2023 and will allow inflation to run moderately above 2%. The latest inflation data was concerning with the core Consumer Price Index (“CPI”) rising by 0.9% its largest increase since 1982. The price increases were driven by some of the sectors of the economy that are reopening. For example, airfares rose by 10.2%, hotel prices were up by 8.8%. The Fed has communicated that they expect the rise in inflation to be “transitory” and therefore will not look to react by raising interest rates unless inflation moves higher for a longer period.

Longer-term interest rates have moved higher on the better than expected economic growth and the expectations for higher inflation. The 10-year Treasury yield at fiscal year-end was 1.63%, up 1% over the past year. The total return for the 10-year Treasury for the fiscal year was -7.69% given the rise in interest rates. Short-term interest rates have been unchanged over the past year as they are anchored by the Fed’s expectation to maintain the very low interest rate policy. The 2-year Treasury had a yield of 0.16% on April 30, 2021.

The Corporate sector rebounded and outperformed for the fiscal year. For the fiscal year, the sector produced 10.19% of excess return. The average risk premium for the Bloomberg Barclays U.S. Investment Grade Corporate Index**** tightened from 202 basis points on April 30, 2020 to 88 basis points on April 30, 2021. The outperformance can be attributed to the global search for yield, the higher valuations to start the fiscal year and optimism on the economy rebounding. In particular, the energy sector dramatically outperformed as oil prices rebounded back to pre-pandemic levels.

The Fed’s historic response to the negative effects of the pandemic and its repeated commitment to maintaining that accommodation for a significant period benefitted the corporate sector. With interest rates around the world at extremely low levels, investors searched for yield and found it in the US corporate market. The Fund’s significant overweight to the credit sector was the primary reason for its outperformance to the index over the fiscal year. The Fund was overweight the credit sector on both a market value and contribution to duration basis. The Fund continued to be invested in more liquid and generally higher rated portions of both the credit and securitized sectors versus its peer group. This contributed to the Fund’s underperformance versus its peer group as those sectors dramatically outperformed investment grade corporate debt.

Looking forward, the expectation is for the Fed to maintain a zero interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2022. Longer-term interest rates will be determined by inflation expectations and anticipated Fed policy. The corporate sector should continue to benefit from the reopening of the economy. However, risk premiums are historically tight which will most likely lead to less outperformance in the upcoming fiscal year.

At a meeting of the Board of Trustees (the “Board”) of the Wilmington Funds held on June 3, 2021, management proposed and the Board approved a plan of liquidation for the Fund. The plan of liquidation stated the Fund will liquidate on July 22, 2021 and a notice of the liquidation was provided in June 2021 to shareholders.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.43%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is a market value-weighted of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of 1 to 3 years. The index is unmanaged and it is not possible to invest directly in an index.

***

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

****

The Bloomberg Barclays U.S. Investment Grade Corporate Index measures the investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and it is not possible to invest directly in an index.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Excess Return is a security or sector’s return minus the return from a U.S. Treasury of similar maturity or duration.

ANNUAL REPORT / April 30, 2021 (unaudited)

7

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

April 30, 2021 (unaudited) / ANNUAL REPORT

8

WILMINGTON SHORT-TERM BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Short-Term Bond Fund from April 30, 2011 to April 30, 2021 compared to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was -0.43%, adjusted for the Fund’s maximum sales charge of 1.75%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	-0.43%	1.29%	1.17%

Class I^	1.59%	1.90%	1.60%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index[2]	1.02%	1.99%	1.53%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.43% and 0.73%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.93% and 0.48%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 1.75% ($10,000 investment minus $175 sales charge = $9,825) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2021 (unaudited)

9

WILMINGTON MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington Municipal Bond Fund (the “Fund”) had a total return of 7.05%* for Class A Shares and 7.32%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Municipal Bond Investment Grade Intermediate Index***, which had a total return of 6.65%, and 6.39%, respectively, and its peer group, the Lipper Intermediate Municipal Debt Funds Average****, which had a total return of 8.15%.

The fiscal year ended April 30, 2021 was probably the most volatile in municipal history as the global pandemic and market fears led to a market wide sell-off and over $50 Billion in fund outflows – causing yields to spike drastically upward – to yields that through the end of the fiscal year are close to record lows. A 5-year AAA rated generic municipal bond yielded 1.09% at the end April 2020 while the same 5-year AAA rated municipal bond yielded 0.36% at the end of April 2021 (Thomson, Municipal Market Data). The standard municipal market valuations reached 14 times the normal standard deviation (a measurement of tail risk) when the same valuation measures were 4 times the normal standard deviation during the height of the global financial crisis in 2008.

The yield compression was driven by increased fund inflows, particularly since the November Presidential election was over, and improving credit fundamentals as tax revenues proved to be quite resilient and less impacted by the economic consequences of the pandemic than earlier feared by municipal investors and the rating agencies. Fund flows year to date are close to $40 Billion and are at pace to break all time record inflows of $96 Billion set in 2019. The lack of supply in tax-exempt municipals has reached critical levels as a tax change in 2016 limited the ability of municipals to refund older debt with new tax-exempt bonds (called advance refundings). Municipalities are now using taxable municipal debt to refund older tax-exempt debt as interest continue to stay low. The result is that there is less tax-exempt debt available for traditional municipal investors at a time when record inflows continue. This supply demand imbalance is called a net negative supply situation and results in further yield compression.

As we discussed in our last shareholder letter, one market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. Due to the rise in municipal yields relative to U.S. Treasury yields, the ratio was over 290% at the end of April 2020. At the end of April 2021, the same 5-year ratio is down to 50% as Treasury yields are higher due to inflation fears and municipal yields are much lower due to strong demand.

The Fund outperformed the S&P Municipal Intermediate indices due to an overweight in the A-rated category and the Fund’s security selection in the credit sectors such as higher education, healthcare and appropriation (General Obligation debt that has a pledged revenue source). Those sectors were particularly affected by COVID-19 and the global pandemic and credit spreads and returns improved as the U.S. economy improved and vaccine rates increased. The Fund underperformed the Lipper average during the fiscal year due to the reduction in the Fund’s risk profile – particularly in BBB-rated sectors and duration neutral approach to the year – as the pandemic reached its peak in the spring of 2020. The Fund also does not currently hold non-investment grade (municipal high yield) credits, which performed the best during the last fiscal year. Managers that held a percentage of high yield credits performed above the Lipper average.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 2.23%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (“S&P”) Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. Please note that an investor cannot invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated

April 30, 2021 (unaudited) / ANNUAL REPORT

10

by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

ANNUAL REPORT / April 30, 2021 (unaudited)

11

WILMINGTON MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington Municipal Bond Fund from April 30, 2011 to April 30, 2021 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 2.23%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	2.23%	1.26%	2.70%

Class I^	7.32%	2.46%	3.43%

S&P Municipal Bond Intermediate Index[2]	6.65%	3.22%	4.04%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.10% and 0.75%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.60% and 0.50%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

April 30, 2021 (unaudited) / ANNUAL REPORT

12

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Management’s Discussion of Fund Performance (Unaudited)

For the fiscal year ended April 30, 2021, Wilmington New York Municipal Bond Fund (the “Fund”) had a total return of 6.38%* for Class A Shares and 6.74%* for Class I Shares, versus its benchmark, the S&P Municipal Bond Intermediate Index** and the S&P Intermediate Term New York AMT-Free Municipal Bond Index***, which had a total return of 6.65% and 6.03%, respectively, and its peer group, the Lipper New York Intermediate Municipal Debt Funds Average****, which had a total return of 7.06%.

The fiscal year ended April 30, 2021 was probably the most volatile in municipal history as the global pandemic and market fears led to a market wide sell-off and over $50 Billion in fund outflows – causing yields to spike drastically upward – to yields that through the end of the fiscal year are close to record lows. A 5-year AAA rated generic municipal bond yielded 1.09% at the end April 2020 while the same 5-year AAA rated municipal bond yielded 0.36% at the end of April 2021 (Thomson, Municipal Market Data). The standard municipal market valuations reached 14 times the normal standard deviation (a measurement of tail risk) when the same valuation measures were 4 times the normal standard deviation during the height of the global financial crisis in 2008.

The yield compression was driven by increased fund inflows, particularly since the November Presidential election was over, and improving credit fundamentals as tax revenues proved to be quite resilient and less impacted by the economic consequences of the pandemic than earlier feared by municipal investors and the rating agencies. Fund flows year to date are close to $40 Billion and are at pace to break all time record inflows of $96 Billion set in 2019. The lack of supply in tax-exempt municipals has reached critical levels as a tax change in 2016 limited the ability of municipals to refund older debt with new tax-exempt bonds (called advance refundings). Municipalities are now using taxable municipal debt to refund older tax-exempt debt as interest continue to stay low. The result is that there is less tax-exempt debt available for traditional municipal investors at a time when record inflows continue. This supply demand imbalance is called a net negative supply situation and results in further yield compression.

As we discussed in our last shareholder letter, one market-wide measure of valuation is to compare the yield on AAA-rated municipals to the yield available on a Treasury maturing in the same timeframe. Generally, tax-exempt municipal yields trade at a discount to U.S. Treasuries due to the preferential tax treatment. Due to the rise in municipal yields relative to U.S. Treasury yields, the ratio was over 290% at the end of April 2020. At the end of April 2021, the same 5-year ratio is down to 50% as Treasury yields are higher due to inflation fears and municipal yields are much lower due to strong demand.

The Fund (Class I Shares) outperformed the S&P Municipal Intermediate indices due to an overweight in the A-rated and BBB-rated category and the Fund’s security selection in the credit sectors such as higher education, transportation, and dedicated taxes. Those sectors, especially in the State of New York and in the City, were particularly affected by COVID-19 and the global pandemic and credit spreads and returns improved as the U.S. economy improved and vaccine rates increased. Credits such as NY Metropolitan Transportation Authority (MTA) and the NY/NJ Port Authority (i.e., public transit, bridges, railroads, airports, ports) performed particularly well after undergoing extreme duress as the reduction in public transit and work from home limited travel throughout the year. The Fund underperformed the NY Lipper average during the fiscal year due to the reduction in the Fund’s risk profile – particularly a duration neutral approach to the year – as the pandemic reached its peak in the spring of 2020. The Fund also does not currently hold non-investment grade (municipal high yield) credits, which performed the best during the last fiscal year. Managers that held a percentage of high yield credits performed above the Lipper average.

*

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.60%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

**

Standard & Poor’s (“S&P”) Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the Rebalancing Date. The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the Alternative Minimum Tax (“AMT”). The indices include general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Indices are unmanaged and it is not possible to invest directly in an index.

***

Standard & Poor’s (“S&P”) Intermediate Term New York AMT-Free Municipal Bond Index includes all bonds in the S&P National AMT-Free Municipal Bond Index that have a state code of New York (NY) and an effective maturity, as measured from the first business day of the month, that is at least 1 month and less than 20 years. The S&P National AMT-Free Municipal Bond Index is a broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market. Bonds issued by U.S. territories, including Puerto Rico, are excluded from this index. Please note that an investor cannot invest directly in an index.

****

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category indicated. These figures do not reflect sales charges.

Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

High yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

Credit ratings pertain only to the securities in the portfolio and do not protect fund shares against market risk.

Bond prices are sensitive to changes in interest rates and a rise in short-term interest rates could cause a decline in bond prices.

ANNUAL REPORT / April 30, 2021 (unaudited)

13

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities, except for those labeled “Not

Rated” and “Other”, have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities, except for those labeled “Not Rated”, have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.

Income may be subject to the federal AMT.

April 30, 2021 (unaudited) / ANNUAL REPORT

14

WILMINGTON NEW YORK MUNICIPAL BOND FUND

The graphs below illustrate the hypothetical investment of $10,0001 in the Class A Shares and $1,000,0001 in the Class I Shares of the Wilmington New York Municipal Bond Fund from April 30, 2011 to April 30, 2021 compared to the S&P Municipal Bond Intermediate Index.2

Performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The total return for Class A Shares was 1.60%, adjusted for the Fund’s maximum sales charge of 4.50%. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For the most recent month-end performance, please visit www.wilmingtonfunds.com or call 1-800-836-2211.

	Average Annual Total Returns for the Periods Ended 4/30/21

	1 Year	5 Years	10 Years

Class A^	1.60%	1.00%	2.35%

Class I^	6.74%	2.18%	3.08%

S&P Municipal Bond Intermediate Index[2]	6.65%	3.22%	4.04%

^

Expense Ratios Before Waivers and Expense Ratios After Waivers for Class A are 1.35% and 0.83%, respectively. Expense Ratios Before Waivers and Expense Ratios After Waivers for Class I are 0.85% and 0.58%, respectively. Expense Ratios Before Waiver represent the operating costs borne by the Fund, expressed as a percentage of the Fund’s average net assets, as shown in the Fees and Expenses table in the Fund’s current prospectus (under “Total Annual Fund Operating Expenses”). Current information regarding the Fund’s Operating Expenses can be found in the Fund’s Financial Highlights.

[1]

Represents a hypothetical investment of $10,000 in Class A of the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) and $1,000,000 in Class I of the Fund and assumes the reinvestment of all dividends and distributions.

[2]

The performance for the S&P Municipal Bond Intermediate Index assumes the reinvestment of all dividends and distributions but does not reflect the deduction of a sales charge required for the Fund’s performance by the Securities and Exchange Commission. It is not possible to invest directly in an index and the represented index is unmanaged.

ANNUAL REPORT / April 30, 2021 (unaudited)

15

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2021.

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON BROAD MARKET BOND FUND

Actual

Class A	$1,000.00	$ 988.40	$3.85	0.78%

Class I	$1,000.00	$ 990.70	$2.22	0.45%(3)

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.93	$3.91	0.78%

Class I	$1,000.00	$1,022.56	$2.26	0.45%(3)

WILMINGTON INTERMEDIATE-TERM BOND FUND

Actual

Class A	$1,000.00	$ 991.30	$4.00	0.81%

Class I	$1,000.00	$ 994.00	$2.42	0.49%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.78	$4.06	0.81%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

WILMINGTON SHORT-TERM BOND FUND

Actual

Class A	$1,000.00	$1,002.10	$3.62	0.73%

Class I	$1,000.00	$1,003.40	$2.38	0.48%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.17	$3.66	0.73%

Class I	$1,000.00	$1,022.41	$2.41	0.48%

WILMINGTON MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,017.30	$3.70	0.74%

Class I	$1,000.00	$1,018.60	$2.45	0.49%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,021.12	$3.71	0.74%

Class I	$1,000.00	$1,022.36	$2.46	0.49%

April 30, 2021 (unaudited) / ANNUAL REPORT

16

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON NEW YORK MUNICIPAL BOND FUND

Actual

Class A	$1,000.00	$1,023.60	$4.11	0.82%

Class I	$1,000.00	$1,024.80	$2.86	0.57%

Hypothetical (assuming a 5% return before expenses)

Class A	$1,000.00	$1,020.73	$4.11	0.82%

Class I	$1,000.00	$1,021.97	$2.86	0.57%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

(3)

Effective January 4, 2021, the contractual expense limitation for Class I of the Wilmington Broad Market Bond Fund changed from 0.49% to 0.43%. Had this change been in effect for the entire period from November 1, 2020 to April 30, 2021, the expense examples would have been as follows:

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON BROAD MARKET BOND FUND CLASS I

Actual	$1,000.00	$ 990.70	$2.12	0.43%

Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.66	$2.16	0.43%

ANNUAL REPORT / April 30, 2021 (unaudited)

17

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Broad Market Bond Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

	Percentage of Total Net Assets

Corporate Bonds	47.8%

U.S. Treasury Obligations	22.1%

Mortgage-Backed Securities	21.9%

Government Agencies	3.0%

Investment Company	1.0%

Commercial Paper	0.8%

Municipal Bond	0.4%

Collateralized Mortgage Obligations	0.2%

Enhanced Equipment Trust Certificate	0.0	%(1)

Asset-Backed Security	0.0	%(1)

Cash Equivalents(2)	2.9%

Cash Collateral Invested for Securities on Loan(3)	6.0%

Other Assets and Liabilities - Net(4)	(6.1)%

TOTAL	100.0%

Credit Quality Diversification(5)	Percentage of Total Net Assets

U.S. Government Agency Securities	25.1%

U.S. Treasury	22.1%

AA / Aa	0.1%

A/ A	7.1%

BBB / Baa	38.6%

BB / Ba	1.9%

B/B	0.5%

Not Rated	10.7%

Other Assets and Liabilities - Net(4)	(6.1)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

ASSET-BACKED SECURITY – 0.0%**

FINANCIAL SERVICES – 0.0%**
LA Arena Funding LLC, Series 1999-1, Class A, 7.66%, 12/15/26Ω	$113,365	$112,374

TOTAL ASSET-BACKED SECURITY (COST $113,365)		$112,374

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) –0.2%
Series 2005-29, Class WC, 4.75%, 04/25/35	11,209	12,275
Series 2012-114, Class VM, 3.50%, 10/25/25	1,048,382	1,078,969

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,091,244

WHOLE LOAN – 0.0%**
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A1, 2.53%, 02/25/34Δ	37,014	35,569
CHL Mortgage Pass-Through Trust,
Series 2004-8, Class 2A1, 4.50%, 06/01/21	4,798	5,072

Description	Par Value	Value

IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1, 2.88%, 11/25/35Δ	$31,288	$29,755

TOTAL WHOLE LOAN		$70,396

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,254,980)		$1,161,640

COMMERCIAL PAPER – 0.8%◆
General Motors Financial Co., Inc., 0.45%, 05/10/21Ω	5,000,000	4,999,490

TOTAL COMMERCIAL PAPER (COST $4,999,438)		$4,999,490

CORPORATE BONDS – 47.8%

AEROSPACE & DEFENSE – 2.1%
Boeing Co. (The), Sr. Unsecured 1.95%, 02/01/24	2,700,000	2,772,391
1.43%, 02/04/24	2,500,000	2,508,630
2.75%, 02/01/26	2,000,000	2,076,444
L3Harris Technologies, Inc., Sr. Unsecured, 2.90%, 12/15/29	835,000	868,450

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	18

Description	Par Value	Value
Northrop Grumman Corp., Sr. Unsecured
2.93%, 01/15/25	$1,000,000	$1,070,807
4.03%, 10/15/47	1,765,000	1,988,947
Raytheon Technologies Corp., Sr. Unsecured, 3.50%, 03/15/27	1,600,000	1,762,747

TOTAL AEROSPACE & DEFENSE		$13,048,416

AUTOMOTIVE – 2.8%
American Honda Finance Corp., Sr. Unsecured, MTN, 0.65%, 09/08/23	1,790,000	1,802,073
Daimler Finance North America LLC, Company Guaranteed, 3.88%, 09/15/21Ω	250,000	253,132
Daimler Finance North America LLC, Sr. Unsecured, 0.75%, 03/01/24Ω	3,000,000	2,991,198
Ford Motor Co., Sr. Unsecured, 8.50%, 04/21/23	800,000	897,648
Ford Motor Credit Co. LLC, Sr. Unsecured 4.25%, 09/20/22	450,000	465,829
3.37%, 11/17/23	1,000,000	1,034,602
5.58%, 03/18/24	1,000,000	1,092,099
5.13%, 06/16/25	1,500,000	1,641,961
General Motors Co., Sr. Unsecured 5.40%, 10/02/23	335,000	370,979
6.25%, 10/02/43	1,000,000	1,321,608
General Motors Financial Co., Inc., Sr. Unsecured 4.20%, 11/06/21	1,650,000	1,681,409
1.25%, 01/08/26	1,000,000	984,635
PACCAR Financial Corp., Sr. Unsecured, MTN, 2.65%, 05/10/22	3,045,000	3,122,141

TOTAL AUTOMOTIVE		$17,659,314

BEVERAGES – 0.7%
Anheuser-Busch Cos., LLC, Company Guaranteed, 4.90%, 02/01/46	1,125,000	1,347,314
Keurig Dr. Pepper, Inc., Company Guaranteed 0.75%, 03/15/24	1,490,000	1,489,868
3.20%, 05/01/30	775,000	825,680
5.09%, 05/25/48	700,000	894,934

TOTAL BEVERAGES		$4,557,796

BUILDING PRODUCTS – 0.5%
Carrier Global Corp., Sr. Unsecured, 2.24%, 02/15/25	3,000,000	3,134,088
Johnson Controls International PLC, Sr. Unsecured, 4.63%, 07/02/44	100,000	120,536

TOTAL BUILDING PRODUCTS		$3,254,624

CAPITAL MARKETS – 3.3%
Bank of New York Mellon Corp. (The), Subordinated, MTN, 3.00%, 10/30/28	775,000	827,577
Credit Suisse AG, Sr. Unsecured 2.10%, 11/12/21	1,785,000	1,801,892
0.50%, 02/02/24	3,000,000	2,977,597

Description	Par Value	Value
Goldman Sachs Group, Inc. (The), Sr. Unsecured
(3 Month USD LIBOR + 1.20%), 3.27%, 09/29/25Δ	$800,000	$858,643
(3 Month USD LIBOR + 1.51%), 3.69%, 06/05/28Δ	2,080,000	2,295,933
Morgan Stanley, Sr. Unsecured, (SOFR + 0.62%), 0.73%, 04/05/24Δ	2,250,000	2,254,004
Morgan Stanley, Sr. Unsecured, MTN 2.63%, 11/17/21	4,000,000	4,050,582
(SOFR + 0.46%), 0.53%, 01/25/24Δ	3,000,000	2,999,031
3.13%, 07/27/26	340,000	367,757
(SOFR + 3.12%), 3.62%, 04/01/31Δ	890,000	978,249
Morgan Stanley, Subordinated, GMTN, 4.35%, 09/08/26	505,000	572,737
TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 04/01/22	847,000	864,124

TOTAL CAPITAL MARKETS		$20,848,126

CHEMICALS – 0.3%
Nutrien Ltd., Sr. Unsecured, 1.90%, 05/13/23	2,000,000	2,053,621

COMMERCIAL SERVICES & SUPPLIES – 0.6%
Global Payments, Inc., Sr. Unsecured 3.75%, 06/01/23	2,570,000	2,722,062
2.90%, 05/15/30	1,000,000	1,024,822

TOTAL COMMERCIAL SERVICES & SUPPLIES		$3,746,884

COMPUTERS – 0.5%
Hewlett Packard Enterprise Co., Sr. Unsecured, 2.25%, 04/01/23	3,000,000	3,091,261

DIVERSIFIED FINANCIAL SERVICES –7.1%
Bank of America Corp., Sr. Unsecured, 5.70%, 01/24/22	3,000,000	3,117,605
Bank of America Corp., Sr. Unsecured, MTN 3.25%, 10/21/27	1,095,000	1,186,388
(SOFR + 1.88%), 2.83%, 10/24/51Δ	250,000	232,220
Bank of America Corp., Subordinated, MTN, 4.25%, 10/22/26	1,000,000	1,131,418
Berkshire Hathaway Finance Corp., Company Guaranteed, 4.30%, 05/15/43	425,000	509,479
Capital One Financial Corp., Sr. Unsecured, 2.60%, 05/11/23	1,470,000	1,531,990
Citibank NA, Sr. Unsecured, BKNT, 3.40%, 07/23/21	1,400,000	1,406,746
Citigroup, Inc., Sr. Unsecured (3 Month USD LIBOR + 0.95%), 2.88%, 07/24/23Δ	2,060,000	2,122,700
(SOFR + 0.77%), 1.12%, 01/28/27Δ	2,750,000	2,698,860
Citigroup, Inc., Subordinated, 4.13%, 07/25/28	1,650,000	1,850,563
Fifth Third Bancorp, Sr. Unsecured 3.50%, 03/15/22	1,250,000	1,281,454
2.55%, 05/05/27	780,000	818,387
Fifth Third Bancorp, Subordinated, 4.30%, 01/16/24	530,000	579,023
FMR LLC, Sr. Unsecured, 6.45%, 11/15/39Ω	1,000,000	1,412,133

ANNUAL REPORT / April 30, 2021

19	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
Huntington Bancshares, Inc., Sr. Unsecured, 2.63%, 08/06/24	$4,325,000	$4,581,127
JPMorgan Chase & Co., Series W, Jr. Subordinated, (3 Month USD LIBOR + 1.00%), 1.19%, 05/15/47Δ	1,000,000	869,788
KeyBank NA, Sr. Unsecured, BKNT 3.30%, 02/01/22	615,000	628,917
1.25%, 03/10/23	2,000,000	2,031,920
Lloyds Banking Group PLC, Sr. Unsecured, (UST Yield Curve CMT 1 Year + 1.10%), 1.33%, 06/15/23Δ	2,000,000	2,019,116
PNC Bank NA, Subordinated, BKNT 2.95%, 01/30/23	350,000	364,665
2.70%, 10/22/29	1,125,000	1,160,364
PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 04/29/24	1,500,000	1,641,075
Truist Bank, Subordinated, BKNT 3.80%, 10/30/26	1,000,000	1,114,278
2.25%, 03/11/30	1,850,000	1,830,458
Truist Financial Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.65%), 0.85%, 04/01/22Δ	2,000,000	2,010,311
U.S. Bancorp, Subordinated, MTN, 2.95%, 07/15/22	2,000,000	2,058,135
Wells Fargo & Co., Sr. Unsecured 2.10%, 07/26/21	2,000,000	2,007,637
(SOFR + 2.00%), 2.19%, 04/30/26Δ	1,170,000	1,215,746
Wells Fargo & Co., Subordinated, MTN, 4.40%, 06/14/46	1,000,000	1,141,560

TOTAL DIVERSIFIED FINANCIAL SERVICES		$44,554,063

ELECTRIC – 3.3%
American Electric Power Co., Inc., Series M, Sr. Unsecured, 0.75%, 11/01/23	1,620,000	1,624,227
Baltimore Gas and Electric Co., Sr. Unsecured, 3.50%, 08/15/46	1,550,000	1,638,849
Commonwealth Edison Co., 1st Mortgage, 3.80%, 10/01/42	1,000,000	1,113,831
Consolidated Edison, Inc., Sr. Unsecured, 2.00%, 05/15/21	750,000	750,347
Dominion Energy, Inc., Sr. Unsecured, 1.45%, 04/15/26	1,950,000	1,949,635
DTE Energy Co., Series F, Sr. Unsecured, 3.85%, 12/01/23	305,000	327,475
DTE Energy Co., Series H, Sr. Unsecured, 0.55%, 11/01/22	1,500,000	1,503,471
Entergy Arkansas LLC, 1st Mortgage, 4.95%, 12/15/44	1,000,000	1,101,267
Entergy Corp., Sr. Unsecured, 0.90%, 09/15/25	1,000,000	981,781
Entergy Louisiana LLC, 1st Mortgage, 2.90%, 03/15/51	1,000,000	953,962
Exelon Corp., Sr. Unsecured, 4.70%, 04/15/50	2,000,000	2,439,279
FirstEnergy Corp., Series A, Sr. Unsecured, 1.60%, 01/15/26	1,000,000	979,014
FirstEnergy Corp., Series B, Sr. Unsecured, 4.40%, 07/15/27	800,000	880,013

Description	Par Value	Value
NextEra Energy Capital Holdings, Inc., Company Guaranteed, 0.65%, 03/01/23	$2,305,000	$2,309,836
Sempra Energy, Sr. Unsecured, 2.90%, 02/01/23	760,000	789,208
System Energy Resources, Inc., 1st Mortgage, 4.10%, 04/01/23	500,000	528,350
WEC Energy Group, Inc., Sr. Unsecured, 1.38%, 10/15/27	750,000	731,100

TOTAL ELECTRIC		$20,601,645

ENVIRONMENTAL CONTROL – 0.5%
Waste Management, Inc., Company Guaranteed 3.50%, 05/15/24	1,255,000	1,354,038
4.10%, 03/01/45	1,520,000	1,740,791

TOTAL ENVIRONMENTAL CONTROL		$3,094,829

FOOD & STAPLES RETAILING – 2.8%
Campbell Soup Co., Sr. Unsecured 3.65%, 03/15/23	3,000,000	3,172,962
3.30%, 03/19/25	2,050,000	2,213,396
Conagra Brands, Inc., Sr. Unsecured, 5.40%, 11/01/48	665,000	859,328
Kroger Co. (The), Sr. Unsecured 2.95%, 11/01/21	1,750,000	1,769,417
2.80%, 08/01/22	2,060,000	2,119,838
5.40%, 01/15/49	1,640,000	2,148,072
3.95%, 01/15/50	1,000,000	1,093,870
McCormick & Co., Inc., Sr. Unsecured, 0.90%, 02/15/26	2,900,000	2,838,012
Mondelez International, Inc., Sr. Unsecured, 0.63%, 07/01/22	1,250,000	1,253,913

TOTAL FOOD & STAPLES RETAILING		$17,468,808

FOREST PRODUCTS & PAPER – 0.3%
International Paper Co., Sr. Unsecured, 4.40%, 08/15/47	1,500,000	1,774,150

GAS – 0.2%
Southern Co. Gas Capital Corp., Company Guaranteed, 3.95%, 10/01/46	1,425,000	1,540,202

HEALTHCARE-PRODUCTS – 1.3%
Becton Dickinson and Co., Sr. Unsecured, 2.89%, 06/06/22	5,558,000	5,701,919
DH Europe Finance II Sarl, Company Guaranteed, 2.20%, 11/15/24	2,330,000	2,437,229

TOTAL HEALTHCARE-PRODUCTS		$8,139,148

HEALTHCARE-SERVICES – 2.8%
Anthem, Inc., Sr. Unsecured, 3.65%, 12/01/27	1,650,000	1,835,032
Cardinal Health, Inc., Sr. Unsecured, 4.50%, 11/15/44	650,000	720,426
Cigna Corp., Company Guaranteed 3.75%, 07/15/23	272,000	290,266
4.80%, 07/15/46	1,000,000	1,227,215
CommonSpirit Health, Sr. Secured, 2.76%, 10/01/24	3,140,000	3,322,491

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	20

Description	Par Value	Value
CVS Health Corp., Sr. Unsecured, 2.13%, 06/01/21	$5,000,000	$5,002,882
Elanco Animal Health, Inc., Sr. Unsecured, 5.90%, 08/28/28	2,000,000	2,285,054
NYU Langone Hospitals, Secured, 3.38%, 07/01/55	1,000,000	1,003,295
UnitedHealth Group, Inc., Sr. Unsecured 2.95%, 10/15/27	1,350,000	1,465,166
3.95%, 10/15/42	290,000	335,798

TOTAL HEALTHCARE-SERVICES		$17,487,625

HOME FURNISHINGS – 0.5%
Whirlpool Corp., Sr. Unsecured 4.70%, 06/01/22	1,500,000	1,567,542
4.60%, 05/15/50	1,405,000	1,668,712

TOTAL HOME FURNISHINGS		$3,236,254

HOUSEHOLD PRODUCTS/WARES – 0.2%
Church & Dwight Co., Inc., Sr. Unsecured, 3.95%, 08/01/47	870,000	975,606

INSURANCE – 2.4%
American International Group, Inc., Sr. Unsecured, 4.20%, 04/01/28	1,000,000	1,130,528
Aon Corp., Company Guaranteed, 2.20%, 11/15/22	3,500,000	3,593,532
Aon PLC, Company Guaranteed, 4.00%, 11/27/23	1,450,000	1,565,074
CNA Financial Corp., Sr. Unsecured, 3.95%, 05/15/24	950,000	1,031,742
Lincoln National Corp., Sr. Unsecured 4.20%, 03/15/22	1,000,000	1,033,547
3.63%, 12/12/26	1,380,000	1,527,377
Principal Financial Group, Inc., Company Guaranteed, 3.30%, 09/15/22	250,000	259,678
W.R. Berkley Corp., Sr. Unsecured 4.63%, 03/15/22	1,000,000	1,037,184
4.75%, 08/01/44	1,715,000	2,059,496
4.00%, 05/12/50	1,425,000	1,577,845

TOTAL INSURANCE		$14,816,003

MACHINERY – 0.4%
Roper Technologies, Inc., Sr. Unsecured 0.45%, 08/15/22	1,500,000	1,501,984
2.00%, 06/30/30	1,345,000	1,295,258

TOTAL MACHINERY		$2,797,242

MEDIA – 1.6%
CCO Holdings LLC, Sr. Unsecured, 4.25%, 02/01/31Ω	3,000,000	3,007,500
Comcast Corp., Company Guaranteed, 4.95%, 10/15/58	1,500,000	2,008,106
Discovery Communications LLC, Company Guaranteed 3.95%, 03/20/28	1,000,000	1,099,799
3.63%, 05/15/30	1,000,000	1,072,031
ViacomCBS, Inc., Sr. Unsecured 4.60%, 01/15/45	1,100,000	1,227,360

Description	Par Value	Value
4.95%, 05/19/50#	$1,185,000	$1,386,400

TOTAL MEDIA		$9,801,196

MINING – 0.2%
Barrick Gold Corp., Sr. Unsecured, 5.25%, 04/01/42	1,000,000	1,261,606

MISCELLANEOUS MANUFACTURING – 0.4%
Textron, Inc., Sr. Unsecured 3.88%, 03/01/25	750,000	811,516
2.45%, 03/15/31	2,000,000	1,975,018

TOTAL MISCELLANEOUS MANUFACTURING		$2,786,534

OIL & GAS – 2.4%
Canadian Natural Resources Ltd., Sr. Unsecured, 2.95%, 01/15/23	3,000,000	3,112,854
Marathon Petroleum Corp., Sr. Unsecured, 3.63%, 09/15/24	745,000	805,797
Phillips 66, Company Guaranteed 4.30%, 04/01/22	1,450,000	1,508,500
0.90%, 02/15/24	1,065,000	1,066,510
3.85%, 04/09/25	575,000	631,209
Pioneer Natural Resources Co., Sr. Unsecured 1.13%, 01/15/26	1,000,000	988,149
1.90%, 08/15/30	1,700,000	1,586,442
2.15%, 01/15/31#	1,000,000	944,849
Valero Energy Corp., Sr. Unsecured 2.15%, 09/15/27	1,800,000	1,793,667
4.00%, 04/01/29	1,580,000	1,727,733
4.90%, 03/15/45#	563,000	643,678

TOTAL OIL & GAS		$14,809,388

PHARMACEUTICALS – 2.1%
AbbVie, Inc., Sr. Unsecured 2.95%, 11/21/26	1,875,000	2,014,977
4.25%, 11/14/28	1,235,000	1,415,590
4.40%, 11/06/42	460,000	535,031
4.88%, 11/14/48	1,000,000	1,232,522
4.25%, 11/21/49	1,000,000	1,150,787
Bristol-Myers Squibb Co., Sr. Unsecured (3 Month USD LIBOR + 0.38%), 0.57%, 05/16/22Δ	665,000	667,013
2.75%, 02/15/23	1,305,000	1,357,542
3.40%, 07/26/29	1,000,000	1,103,341
CVS Health Corp., Sr. Unsecured, 1.88%, 02/28/31#	2,000,000	1,889,816
Pfizer, Inc., Sr. Unsecured, 2.63%, 04/01/30	650,000	680,871
Zoetis, Inc., Sr. Unsecured, 3.95%, 09/12/47	1,005,000	1,127,085

TOTAL PHARMACEUTICALS		$13,174,575

PIPELINES – 2.4%
Enbridge, Inc., Company Guaranteed, (SOFR + 0.40%), 0.41%, 02/17/23Δ	1,000,000	1,001,538
Energy Transfer LP, Sr. Unsecured 3.60%, 02/01/23	870,000	905,461

ANNUAL REPORT / April 30, 2021

21	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
3.75%, 05/15/30	$715,000	$744,992
5.30%, 04/15/47	1,250,000	1,339,161
Enterprise Products Operating LLC, Company Guaranteed 4.20%, 01/31/50	1,120,000	1,206,713
4.95%, 10/15/54	500,000	594,480
Kinder Morgan Energy Partners LP, Company Guaranteed, 5.40%, 09/01/44	1,000,000	1,199,287
Kinder Morgan, Inc., Company Guaranteed 5.20%, 03/01/48	2,040,000	2,429,261
3.60%, 02/15/51	1,315,000	1,266,344
MPLX LP, Sr. Unsecured (3 Month USD LIBOR + 1.10%), 1.29%, 09/09/22Δ	470,000	470,314
4.70%, 04/15/48	1,000,000	1,098,036
ONEOK Partners LP, Company Guaranteed, 6.20%, 09/15/43	1,000,000	1,241,556
Plains All American Pipeline LP, Sr. Unsecured, 3.85%, 10/15/23	500,000	529,524
Spectra Energy Partners LP, Company Guaranteed, 3.50%, 03/15/25	670,000	724,217

TOTAL PIPELINES		$14,750,884

REAL ESTATE INVESTMENT TRUSTS – 2.1%
American Tower Corp., Sr. Unsecured 5.00%, 02/15/24	415,000	461,682
3.13%, 01/15/27	1,000,000	1,068,848
3.10%, 06/15/50	1,500,000	1,402,769
AvalonBay Communities, Inc., Sr. Unsecured, MTN, 3.35%, 05/15/27	1,420,000	1,551,000
Healthcare Realty Trust, Inc., Sr. Unsecured 3.88%, 05/01/25	915,000	995,577
3.63%, 01/15/28#	800,000	867,141
Healthpeak Properties, Inc., Sr. Unsecured, 2.88%, 01/15/31	2,350,000	2,410,314
Welltower, Inc., Sr. Unsecured 4.00%, 06/01/25	3,000,000	3,327,885
4.95%, 09/01/48	1,000,000	1,215,737

TOTAL REAL ESTATE INVESTMENT TRUSTS		$13,300,953

RETAIL – 0.2%
Nordstrom, Inc., Sr. Unsecured, 5.00%, 01/15/44	1,000,000	969,479

TELECOMMUNICATIONS – 1.6%
AT&T, Inc., Sr. Unsecured 0.90%, 03/25/24#	2,000,000	2,002,142
4.50%, 05/15/35	845,000	959,850
3.30%, 02/01/52	2,000,000	1,828,285
3.55%, 09/15/55Ω	1,423,000	1,315,033
Verizon Communications, Inc., Sr. Unsecured 1.75%, 01/20/31	2,310,000	2,174,290
3.40%, 03/22/41	1,515,000	1,541,675

TOTAL TELECOMMUNICATIONS		$9,821,275

Description	Par Value	Value

TRANSPORTATION – 1.4%
FedEx Corp., Company Guaranteed, 2.40%, 05/15/31	$2,500,000	$2,473,300
Ryder System, Inc., Sr. Unsecured, MTN 2.50%, 09/01/22	980,000	1,005,805
3.65%, 03/18/24	1,670,000	1,801,964
Union Pacific Corp., Sr. Unsecured 3.15%, 03/01/24	2,565,000	2,740,595
4.30%, 03/01/49	675,000	793,342

TOTAL TRANSPORTATION		$8,815,006

TRUCKING & LEASING – 0.8%
GATX Corp., Sr. Unsecured 3.25%, 09/15/26	1,065,000	1,153,254
3.85%, 03/30/27	1,500,000	1,662,639
4.00%, 06/30/30	1,000,000	1,112,755
5.20%, 03/15/44	640,000	804,553

TOTAL TRUCKING & LEASING		$4,733,201

TOTAL CORPORATE BONDS
(COST $283,831,461)		$298,969,714

ENHANCED EQUIPMENT TRUST CERTIFICATE – 0.0%**

AIRLINES – 0.0%**
Delta Air Lines, Series 2007-1, Class A, Pass-Through Certificates, 6.82%, 08/10/22	168,481	176,175

TOTAL ENHANCED EQUIPMENT TRUST CERTIFICATE
(COST $168,481)		$176,175

GOVERNMENT AGENCIES – 3.0%

FEDERAL HOME LOAN BANK (FHLB) – 1.3%
3.25%, 11/16/28#	6,960,000	7,886,560

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.4%
2.38%, 01/13/22	125,000	127,022
0.38%, 07/21/25#	9,000,000	8,881,970

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$9,008,992

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.3%
6.25%, 05/15/29	750,000	1,020,963
7.25%, 05/15/30	400,000	588,996

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$1,609,959

TOTAL GOVERNMENT AGENCIES
(COST $18,243,118)		$18,505,511

MORTGAGE-BACKED SECURITIES – 21.9%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 7.1%
Pool G12709, 5.00%, 07/01/22	4,709	4,813
Pool C00478, 8.50%, 09/01/26	5,519	6,323
Pool E09010, 2.50%, 09/01/27	387,597	405,743
Pool G18497, 3.00%, 01/01/29	52,143	55,075
Pool C01272, 6.00%, 12/01/31	11,971	14,065
Pool A13990, 4.50%, 10/01/33	9,146	10,035
Pool G01625, 5.00%, 11/01/33	16,777	19,142
Pool QN1900, 3.00%, 04/01/35	1,619,108	1,716,766
Pool G08097, 6.50%, 11/01/35	8,982	10,538
Pool G02296, 5.00%, 06/01/36	86,469	98,840

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	22

Description	Par Value	Value
Pool G02390, 6.00%, 09/01/36	$2,988	$3,478
Pool G05317, 5.00%, 04/01/37	353,402	403,022
Pool G03703, 5.50%, 12/01/37	9,643	11,151
Pool G04776, 5.50%, 07/01/38	29,759	34,159
Pool G05500, 5.00%, 05/01/39	302,946	346,719
Pool A93415, 4.00%, 08/01/40	557,855	612,886
Pool A93505, 4.50%, 08/01/40	545,393	612,838
Pool A93996, 4.50%, 09/01/40	423,000	470,479
Pool G06222, 4.00%, 01/01/41	637,389	699,872
Pool A97047, 4.50%, 02/01/41	416,385	465,462
Pool G06956, 4.50%, 08/01/41	418,196	464,665
Pool C03750, 3.50%, 02/01/42	172,579	187,377
Pool C03849, 3.50%, 04/01/42	85,297	92,855
Pool Q08305, 3.50%, 05/01/42	599,471	664,596
Pool C04305, 3.00%, 11/01/42	1,647,056	1,768,650
Pool C09020, 3.50%, 11/01/42	1,337,868	1,452,791
Pool G07266, 4.00%, 12/01/42	1,185,337	1,309,098
Pool C04444, 3.00%, 01/01/43	56,787	60,336
Pool C09029, 3.00%, 03/01/43	240,393	257,071
Pool G08534, 3.00%, 06/01/43	298,742	319,464
Pool Q19476, 3.50%, 06/01/43	509,028	553,605
Pool C09044, 3.50%, 07/01/43	629,235	687,260
Pool G07889, 3.50%, 08/01/43	566,203	615,232
Pool G07624, 4.00%, 12/01/43	560,103	615,188
Pool G60038, 3.50%, 01/01/44	2,832,147	3,076,415
Pool G07680, 4.00%, 04/01/44	875,824	970,144
Pool G07943, 4.50%, 08/01/44	59,591	66,666
Pool G08607, 4.50%, 09/01/44	364,336	409,703
Pool Q33547, 3.50%, 05/01/45	514,717	556,971
Pool Q36970, 4.00%, 10/01/45	239,637	261,225
Pool G60384, 4.50%, 12/01/45	38,879	43,339
Pool Q39644, 3.50%, 03/01/46	1,671,205	1,793,599
Pool Q39438, 4.00%, 03/01/46	1,669,108	1,822,030
Pool G08705, 3.00%, 05/01/46	136,270	144,310
Pool G08708, 4.50%, 05/01/46	279,258	304,625
Pool ZS4671, 3.00%, 08/01/46	881,437	933,092
Pool Q44452, 3.00%, 11/01/46	1,238,913	1,312,006
Pool ZS4693, 3.00%, 12/01/46	2,366,886	2,505,597
Pool SD8037, 2.50%, 01/01/50	4,588,990	4,761,614
Pool RA2341, 2.50%, 04/01/50	3,912,410	4,071,103
Pool SD8104, 1.50%, 11/01/50	2,901,434	2,845,736
Pool RA4349, 2.50%, 01/01/51	1,815,065	1,893,834
Pool SD8141, 2.50%, 04/01/51	1,479,979	1,538,174

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$44,359,777

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 14.8%
Pool 975207, 5.00%, 03/01/23	8,320	8,635
Pool AE2520, 3.00%, 01/01/26	131,316	137,536
Pool 329794, 7.00%, 02/01/26	9,249	9,992
Pool 256639, 5.00%, 02/01/27	6,498	7,128
Pool 256752, 6.00%, 06/01/27	10,044	11,396
Pool 402255, 6.50%, 12/01/27	731	798
Pool AB8997, 2.50%, 04/01/28	97,373	101,808
Pool AS4480, 2.50%, 02/01/30	554,670	582,286
Pool AS7462, 2.50%, 06/01/31	237,310	249,500
Pool 254007, 6.50%, 10/01/31	6,872	8,056
Pool 638023, 6.50%, 04/01/32	42,542	46,994

Description	Par Value	Value
Pool 642345, 6.50%, 05/01/32	$34,458	$38,063
Pool 651292, 6.50%, 07/01/32	53,939	59,588
Pool 686398, 6.00%, 03/01/33	123,876	142,245
Pool BP6496, 2.00%, 07/01/35	1,212,654	1,253,247
Pool MA4095, 2.00%, 08/01/35	1,597,893	1,650,971
Pool 745412, 5.50%, 12/01/35	12,172	14,107
Pool 888789, 5.00%, 07/01/36	132,090	151,672
Pool 256515, 6.50%, 12/01/36	8,646	9,948
Pool AE0217, 4.50%, 08/01/40	66,797	74,076
Pool AB1796, 3.50%, 11/01/40	388,506	421,657
Pool AH5583, 4.50%, 02/01/41	189,417	209,967
Pool 890551, 4.50%, 08/01/41	43,040	48,761
Pool AL0658, 4.50%, 08/01/41	250,111	283,641
Pool AL1319, 4.50%, 10/01/41	316,490	351,893
Pool AL6302, 4.50%, 10/01/41	433,959	492,286
Pool AX5302, 4.00%, 01/01/42	710,988	783,617
Pool AK4523, 4.00%, 03/01/42	859,950	943,999
Pool AL2034, 4.50%, 04/01/42	110,755	121,844
Pool AB7936, 3.00%, 02/01/43	1,038,211	1,113,776
Pool AL3761, 4.50%, 02/01/43	143,884	160,473
Pool MA1458, 3.00%, 06/01/43	249,450	266,019
Pool AT7899, 3.50%, 07/01/43	1,602,230	1,721,300
Pool AS0302, 3.00%, 08/01/43	2,511,356	2,678,325
Pool AU4279, 3.00%, 09/01/43	519,191	553,869
Pool AL5537, 4.50%, 04/01/44	196,116	220,134
Pool AS3155, 4.00%, 08/01/44	34,728	38,175
Pool AX0833, 3.50%, 09/01/44	481,642	521,759
Pool AL6325, 3.00%, 10/01/44	1,656,568	1,766,949
Pool AS5136, 4.00%, 06/01/45	184,654	203,497
Pool AZ7362, 4.00%, 11/01/45	513,442	565,750
Pool AZ9565, 3.50%, 12/01/45	773,376	835,875
Pool BC0326, 3.50%, 12/01/45	618,266	668,230
Pool BC0245, 3.00%, 02/01/46	369,717	391,490
Pool BC0830, 3.00%, 04/01/46	536,932	568,553
Pool AS7568, 4.50%, 07/01/46	91,028	99,186
Pool BC4764, 3.00%, 10/01/46	705,591	747,147
Pool MA2771, 3.00%, 10/01/46	223,581	236,749
Pool AS8276, 3.00%, 11/01/46	732,916	776,082
Pool BC9003, 3.00%, 11/01/46	745,325	789,221
Pool BE1899, 3.00%, 11/01/46	2,705,256	2,864,583
Pool BE3767, 3.50%, 07/01/47	767,008	820,268
Pool BH2618, 3.50%, 08/01/47	220,409	235,714
Pool MA3088, 4.00%, 08/01/47	735,337	794,438
Pool BH4010, 4.50%, 09/01/47	780,435	857,703
Pool BH9215, 3.50%, 01/01/48	1,050,890	1,123,864
Pool BJ0650, 3.50%, 03/01/48	4,314,938	4,614,033
Pool BJ0639, 4.00%, 03/01/48	304,988	330,063
Pool BJ9169, 4.00%, 05/01/48	1,349,422	1,452,092
Pool BK4764, 4.00%, 08/01/48	1,301,203	1,400,206
Pool BN1628, 4.50%, 11/01/48	708,123	771,806
Pool BM5334, 3.50%, 01/01/49	936,672	1,011,673
Pool MA3871, 3.00%, 12/01/49	2,853,793	2,990,796
Pool CA5306, 3.00%, 03/01/50	2,677,568	2,803,521
Pool CA5353, 3.50%, 03/01/50	2,090,408	2,222,239
Pool MA4100, 2.00%, 08/01/50	1,763,142	1,782,408
Pool FM3989, 2.50%, 08/01/50	1,217,098	1,263,275
Pool MA4119, 2.00%, 09/01/50	1,300,766	1,315,018

ANNUAL REPORT / April 30, 2021

23	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)

Description	Par Value	Value
Pool BQ2999, 2.50%, 10/01/50	$2,748,368	$2,866,929
Pool CA7383, 3.00%, 10/01/50	2,556,547	2,761,871
Pool CA7734, 2.50%, 11/01/50	1,976,939	2,056,689
Pool FM5297, 3.00%, 11/01/50	3,009,223	3,195,309
Pool MA4208, 2.00%, 12/01/50	1,298,482	1,313,084
Pool CA8021, 2.50%, 12/01/50	5,353,742	5,560,688
Pool FM5166, 3.00%, 12/01/50	1,723,013	1,814,338
Pool BQ4495, 2.00%, 02/01/51	6,548,188	6,621,239
Pool CA8929, 2.00%, 02/01/51	3,168,778	3,204,145
Pool FM6426, 2.00%, 03/01/51	3,164,645	3,220,959
Pool FM7188, 2.50%, 05/01/51	3,892,000	4,104,890
Pool TBA, 2.00%, 06/01/51‡	4,000,000	4,033,437

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$92,545,548

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.0%**
Pool 354677, 7.50%, 10/15/23	4,590	4,596
Pool 354713, 7.50%, 12/15/23	1,490	1,565
Pool 354765, 7.00%, 02/15/24	8,839	9,683
Pool 354827, 7.00%, 05/15/24	5,555	6,094
Pool 385623, 7.00%, 05/15/24	10,234	11,116
Pool 360869, 7.50%, 05/15/24	8,810	9,365
Pool 2077, 7.00%, 09/20/25	2,793	3,020
Pool 503405, 6.50%, 04/15/29	13,631	14,044

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$59,483

TOTAL MORTGAGE-BACKED SECURITIES
(COST $134,510,228)		$136,964,808

MUNICIPAL BOND – 0.4%

GENERAL—0.4%
New Jersey Transportation Trust Fund Authority, Current Refunding Revenue Bonds (Series B), 4.13%, 06/15/42	2,500,000	2,662,322

TOTAL MUNICIPAL BOND
(COST $2,500,000)		$2,662,322

U.S. TREASURY OBLIGATIONS – 22.1%

U.S. TREASURY BONDS – 5.8%
6.38%, 08/15/27#	450,000	593,377
5.25%, 02/15/29	500,000	642,606
6.25%, 05/15/30#	500,000	701,119
5.38%, 02/15/31#	600,000	807,410
3.00%, 05/15/42	500,000	570,455
3.63%, 08/15/43	881,000	1,103,654
3.75%, 11/15/43	365,000	465,865
3.63%, 02/15/44	2,106,000	2,642,232
3.13%, 08/15/44	6,637,000	7,714,839
3.00%, 11/15/44	2,000,000	2,278,536
2.50%, 02/15/45	2,135,000	2,230,749
3.00%, 05/15/45	2,000,000	2,279,192
2.88%, 08/15/45	300,000	334,940
3.00%, 11/15/45	765,000	873,238
2.50%, 02/15/46	280,000	292,171
3.00%, 02/15/47	1,098,000	1,255,676
3.00%, 05/15/47	1,695,000	1,939,475
2.75%, 11/15/47	2,235,000	2,445,938
1.25%, 05/15/50	3,300,000	2,562,524
1.38%, 08/15/50	3,000,000	2,407,400

Description	Par Value	Value
1.63%, 11/15/50#	$2,500,000	$2,140,573

TOTAL U.S. TREASURY BONDS		$36,281,969

U.S. TREASURY NOTES – 16.3%
2.00%, 11/15/21#	1,000,000	1,010,496
1.75%, 05/15/22	380,000	386,551
2.13%, 06/30/22	6,615,000	6,771,463
1.63%, 08/15/22	6,000,000	6,118,516
1.63%, 11/15/22	1,928,000	1,972,132
2.50%, 03/31/23	7,000,000	7,313,499
1.75%, 05/15/23	2,000,000	2,063,957
1.63%, 05/31/23	12,400,000	12,771,371
2.50%, 08/15/23	200,000	210,430
2.00%, 04/30/24	10,195,000	10,699,938
1.75%, 07/31/24#	1,900,000	1,983,142
2.38%, 08/15/24	5,600,000	5,960,573
2.00%, 02/15/25	4,655,000	4,911,924
2.13%, 05/15/25	2,500,000	2,651,871
2.00%, 08/15/25	295,000	311,725
2.25%, 11/15/25	230,000	245,629
1.63%, 02/15/26	8,000,000	8,308,649
1.63%, 05/15/26	4,695,000	4,872,503
2.00%, 11/15/26	4,180,000	4,408,635
2.75%, 02/15/28	6,000,000	6,584,151
2.38%, 05/15/29	2,500,000	2,677,053
1.63%, 08/15/29#	5,000,000	5,063,479
1.50%, 02/15/30#	5,000,000	4,986,179

TOTAL U.S. TREASURY NOTES		$102,283,866

TOTAL U.S. TREASURY OBLIGATIONS
(COST $131,715,966)		$138,565,835

	Number of Shares

INVESTMENT COMPANY – 1.0%

EXCHANGE-TRADED FUND – 1.0%
iShares iBoxx High Yield Corporate Bond ETF#	68,340	5,975,649

TOTAL INVESTMENT COMPANY
(COST $6,002,418)		$5,975,649

MONEY MARKET FUND – 2.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	18,109,869	18,109,869

TOTAL MONEY MARKET FUND
(COST $18,109,869)		$18,109,869

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 6.0%

MONEY MARKET FUNDS – 2.0%
Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%^	1,490,000	1,490,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 0.03%^	2,232,000	2,232,000
Blackrock Liquidity Fed Fund, Institutional Shares, 0.03%^	3,000,000	3,000,000
JPMorgan U.S. Government Money Market Fund, Capital Class, 0.03%^	2,120,000	2,120,000
Federated Hermes Government Obligations Fund, Premier Shares, 0.02%^	940,000	940,000

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (continued)	24

Description	Number of Shares	Value

Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03%^	2,670,000	$2,670,000

TOTAL MONEY MARKET FUNDS (COST $12,452,000)		$12,452,000

	Par Value

REPURCHASE AGREEMENTS – 4.0%

Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $7,122,355 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $7,264,796.	$7,122,349	7,122,349

Citigroup Global Markets Ltd., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $3,666,996 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/15/21 to 4/20/51; total market value of $3,740,333.	3,666,993	3,666,993

Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $7,122,355 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $7,264,796.	7,122,349	7,122,349

Description	Par Value	Value

RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $7,122,355 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $7,264,796.	$7,122,349	$7,122,349

TOTAL REPURCHASE AGREEMENTS
(COST $25,034,040)		$25,034,040

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $37,486,040)		$37,486,040

TOTAL INVESTMENTS – 106.1%
(COST $638,935,364)		$663,689,427

COLLATERAL FOR SECURITIES ON LOAN – (6.0%)		(37,486,040)

OTHER ASSETS LESS LIABILITIES – (0.1)%		(413,480)

TOTAL NET ASSETS – 100.0%		$625,789,907

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Security	$—	$112,374	$—	$112,374

Collateralized Mortgage Obligations	—	1,161,640	—	1,161,640

Commercial Paper	—	4,999,490	—	4,999,490

Corporate Bonds	—	298,969,714	—	298,969,714

Enhanced Equipment Trust Certificate	—	176,175	—	176,175

Government Agencies	—	18,505,511	—	18,505,511

Mortgage-Backed Securities	—	136,964,808	—	136,964,808

Municipal Bond	—	2,662,322	—	2,662,322

U.S. Treasury Obligations	—	138,565,835	—	138,565,835

Investment Company	5,975,649	—	—	5,975,649

Money Market Funds	30,561,869	—	—	30,561,869

Repurchase Agreements	—	25,034,040	—	25,034,040

Total	$36,537,518	$627,151,909	$—	$663,689,427

**	Represents less than 0.05%.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2021, these liquid restricted securities amounted to $14,090,859, representing 2.25% of total net assets.

ANNUAL REPORT / April 30, 2021

25	PORTFOLIOS OF INVESTMENTS Wilmington Broad Market Bond Fund (concluded)

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

‡	Delayed delivery security.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

BKNT	Bank Notes

CMT	Constant Maturity Treasury

ETF	Exchange-Traded Fund

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

SOFR	Secured Overnight Financing Rate

TBA	To Be Announced Security

USD	United States Dollar

UST	United States Treasury

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

26

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Intermediate-Term Bond Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

	Percentage of
	Total Net Assets

Corporate Bonds	62.0%

U.S. Treasury Obligations	27.9%

Government Agencies	4.2%

Mortgage-Backed Securities	1.1%

Adjustable Rate Mortgage	0.0	%(1)

Cash Equivalents(2)	4.7%

Cash Collateral Invested for Securities on Loan(3)	5.1%

Other Assets and Liabilities - Net(4)	(5.0)%

TOTAL	100.0%

Percentage of

Credit Quality Diversification(5)	Total Net Assets

U.S. Government Agency Securities	5.3%

U.S. Treasury	27.9%

AA / Aa	0.2%

A / A	14.2%

BBB / Baa	43.2%

BB / Ba	3.3%

B/B	1.1%

Not Rated	9.8%

Other Assets and Liabilities - Net(4)	(5.0)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 612514, (12 Month USD LIBOR + 1.72%, Cap 8.96%, Floor 1.72%), 2.59%, 05/01/33Δ	$7,884	$8,278

TOTAL ADJUSTABLE RATE MORTGAGE (COST $7,873)		$8,278

CORPORATE BONDS – 62.0%

AEROSPACE & DEFENSE – 1.7%

Boeing Co. (The), Sr. Unsecured 1.17%, 02/04/23	250,000	251,274

1.95%, 02/01/24	350,000	359,384

3.20%, 03/01/29	150,000	154,355

TOTAL AEROSPACE & DEFENSE		$765,013

AUTOMOTIVE – 4.0%

Daimler Finance North America LLC, Sr. Unsecured, 0.75%, 03/01/24Ω	500,000	498,533

Ford Motor Credit Co. LLC, Sr. Unsecured 5.58%, 03/18/24	250,000	273,025

2.90%, 02/16/28	250,000	246,133

Description	Par Value	Value

General Motors Financial Co., Inc., Sr. Unsecured 4.20%, 11/06/21	$375,000	$382,138

1.05%, 03/08/24	100,000	100,270

2.90%, 02/26/25	230,000	243,031

TOTAL AUTOMOTIVE		$1,743,130

BIOTECHNOLOGY – 0.5%
Amgen, Inc., Sr. Unsecured, 2.25%, 08/19/23	225,000	233,501

BUILDING PRODUCTS – 1.5%

Carrier Global Corp., Sr. Unsecured, 2.49%, 02/15/27	250,000	260,954

Johnson Controls International PLC, Sr. Unsecured, 3.63%, 07/02/24ÿ	373,000	403,571

TOTAL BUILDING PRODUCTS		$664,525

CAPITAL MARKETS – 5.2%

Bank of America Corp., Sr. Unsecured, MTN

(SOFR + 0.74%), 0.81%, 10/24/24Δ	120,000	120,101

(SOFR + 1.15%), 1.32%, 06/19/26Δ	250,000	250,213

Goldman Sachs Group, Inc. (The), Sr. Unsecured 0.48%, 01/27/23	170,000	170,046

ANNUAL REPORT / April 30, 2021

27	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

(3 Month USD LIBOR + 1.20%), 3.27%, 09/29/25Δ	$210,000	$225,394

Morgan Stanley, Sr. Unsecured, (SOFR + 0.72%), 0.99%, 12/10/26Δ	175,000	171,603

State Street Corp., Subordinated, 3.10%, 05/15/23	250,000	264,183

TD Ameritrade Holding Corp., Sr. Unsecured, 2.95%, 04/01/22	250,000	255,055

Toronto-Dominion Bank (The), Sr. Unsecured, GMTN, 3.25%, 03/11/24#	275,000	296,018

U.S. Bancorp, Subordinated, MTN, 3.00%, 07/30/29	500,000	530,611

TOTAL CAPITAL MARKETS		$2,283,224

COMMERCIAL SERVICES & SUPPLIES – 0.7%

Global Payments, Inc., Sr. Unsecured, 2.65%, 02/15/25	275,000	290,348

COMPUTERS – 2.7%

Apple, Inc., Sr. Unsecured, 0.70%, 02/08/26#	110,000	108,597

Hewlett Packard Enterprise Co., Sr. Unsecured 4.40%, 10/15/22	425,000	446,033

1.45%, 04/01/24	150,000	152,937

International Business Machines Corp., Sr. Unsecured, 2.85%, 05/13/22	480,000	493,058

TOTAL COMPUTERS		$1,200,625

DIVERSIFIED FINANCIAL SERVICES – 9.3%

American Express Co., Sr. Unsecured, 3.13%, 05/20/26#	150,000	163,268

Bank of Montreal, Sr. Unsecured, MTN, 1.90%, 08/27/21	180,000	181,000

Capital One Financial Corp., Sr. Unsecured (3 Month USD LIBOR + 0.95%), 1.14%, 03/09/22Δ 3.90%, 01/29/24	250,000 250,000	251,501 271,964

Charles Schwab Corp. (The), Sr. Unsecured (3 Month USD LIBOR + 0.32%), 0.50%, 05/21/21Δ 3.20%, 03/02/27	155,000 315,000	155,005 343,940

Citigroup, Inc., Subordinated, 4.13%, 07/25/28	250,000	280,389

Fifth Third Bancorp, Subordinated, 4.30%, 01/16/24	250,000	273,124

Huntington Bancshares, Inc., Subordinated, 4.35%, 02/04/23	150,000	159,511

JPMorgan Chase & Co., Sr. Unsecured, (SOFR + 1.59%), 2.01%, 03/13/26Δ	150,000	154,500

JPMorgan Chase & Co., Subordinated, 3.88%, 09/10/24	300,000	328,783

PNC Financial Services Group, Inc. (The), Sr. Unsecured, 3.45%, 04/23/29	100,000	110,218

PNC Financial Services Group, Inc. (The), Subordinated, 3.90%, 04/29/24	200,000	218,810

Truist Bank, Sr. Unsecured, BNKT, 3.20%, 04/01/24	175,000	188,046

Description	Par Value	Value

Truist Bank, Subordinated, BKNT, 3.63%, 09/16/25	$250,000	$273,883

Truist Financial Corp., Sr. Unsecured, 2.70%, 01/27/22	250,000	253,796

Truist Financial Corp., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.65%), 0.85%, 04/01/22Δ	345,000	346,779

Wells Fargo & Co., Sr. Unsecured, MTN, (3 Month USD LIBOR + 0.75%), 2.16%, 02/11/26Δ	140,000	145,260

TOTAL DIVERSIFIED FINANCIAL SERVICES		$4,099,777

ELECTRIC – 4.0%

American Electric Power Co., Inc., Series M, Sr. Unsecured, 0.75%, 11/01/23	250,000	250,652

American Electric Power Co., Inc., Series N, Sr. Unsecured, 1.00%, 11/01/25	250,000	247,104

DTE Energy Co., Series C, Sr. Unsecured, 3.50%, 06/01/24	250,000	267,602

DTE Energy Co., Series D, Sr. Unsecured, 3.70%, 08/01/23	300,000	319,442

FirstEnergy Corp., Series A, Sr. Unsecured, 1.60%, 01/15/26	250,000	244,753

Southern Co. (The), Sr. Unsecured, 1.75%, 03/15/28	40,000	39,125

Union Electric Co., 1st Mortgage, 3.50%, 03/15/29	220,000	242,903

WEC Energy Group, Inc., Sr. Unsecured, 1.80%, 10/15/30	150,000	141,789

TOTAL ELECTRIC		$1,753,370

ELECTRONICS – 0.4%

Honeywell International, Inc., Sr. Unsecured, 0.48%, 08/19/22	175,000	175,183

FOOD & STAPLES RETAILING – 1.4%

Conagra Brands, Inc., Sr. Unsecured, 1.38%, 11/01/27	200,000	194,352

Kroger Co. (The), Sr. Unsecured, 2.95%, 11/01/21	250,000	252,774

McCormick & Co., Inc., Sr. Unsecured, 0.90%, 02/15/26	150,000	146,794

TOTAL FOOD & STAPLES RETAILING		$593,920

HEALTHCARE-PRODUCTS – 0.7%

Zimmer Biomet Holdings, Inc., Sr. Unsecured, 3.55%, 03/20/30	300,000	324,709

HEALTHCARE-SERVICES – 1.1%

CommonSpirit Health, Sr. Secured, 3.35%, 10/01/29	150,000	160,380

UnitedHealth Group, Inc., Sr. Unsecured, 2.38%, 10/15/22	300,000	309,463

TOTAL HEALTHCARE-SERVICES		$469,843

HOUSEHOLD PRODUCTS/WARES – 0.5%

Church & Dwight Co., Inc., Sr. Unsecured, 2.45%, 08/01/22	225,000	230,542

INSURANCE – 1.7%

Aon PLC, Company Guaranteed, 4.00%, 11/27/23	250,000	269,840

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	28

Description	Par Value	Value

CNA Financial Corp., Sr. Unsecured, 7.25%, 11/15/23	$200,000	$232,820

Principal Life Global Funding II, Secured, 1.63%, 11/19/30Ω	250,000	233,992

TOTAL INSURANCE		$736,652

MACHINERY – 1.2%

Caterpillar Financial Services Corp., Sr. Unsecured, 0.65%, 07/07/23	50,000	50,176

Roper Technologies, Inc., Sr. Unsecured 3.13%, 11/15/22	125,000	129,329

3.80%, 12/15/26	300,000	335,541

TOTAL MACHINERY		$515,046

MEDIA – 2.0%

CCO Holdings LLC, Sr. Unsecured, 4.25%, 02/01/31Ω	500,000	501,250

Discovery Communications LLC, Company Guaranteed, 4.13%, 05/15/29	350,000	386,207

TOTAL MEDIA		$887,457

MISCELLANEOUS MANUFACTURING – 1.1%

Textron, Inc., Sr. Unsecured, 2.45%, 03/15/31	500,000	493,754

OIL & GAS – 2.6%

Eastern Energy Gas Holdings LLC, Series B, Sr. Unsecured, 3.00%, 11/15/29	500,000	524,332

Phillips 66, Company Guaranteed, 4.30%, 04/01/22	400,000	416,138

Pioneer Natural Resources Co., Sr. Unsecured, 1.90%, 08/15/30	240,000	223,968

TOTAL OIL & GAS		$1,164,438

PHARMACEUTICALS – 5.5%

AbbVie, Inc., Sr. Unsecured 3.75%, 11/14/23	150,000	160,971

3.60%, 05/14/25	550,000	601,473

AstraZeneca PLC, Sr. Unsecured, 0.70%, 04/08/26	100,000	97,320

Becton Dickinson and Co., Sr. Unsecured, 1.96%, 02/11/31	100,000	95,090

Bristol-Myers Squibb Co., Sr. Unsecured, 2.75%, 02/15/23	260,000	270,468

Cardinal Health, Inc., Sr. Unsecured, 3.20%, 03/15/23	350,000	366,975

Cigna Corp., Sr. Unsecured, 2.38%, 03/15/31	250,000	247,361

CVS Health Corp., Sr. Unsecured 3.70%, 03/09/23	35,000	37,043

1.30%, 08/21/27	145,000	141,330

Elanco Animal Health, Inc., Sr. Unsecured, 4.91%, 08/27/21	250,000	253,015

Zoetis, Inc., Sr. Unsecured, 3.00%, 09/12/27	125,000	133,909

TOTAL PHARMACEUTICALS		$2,404,955

Description	Par Value	Value

PIPELINES – 1.9%

ONEOK Partners LP, Company Guaranteed, 3.38%, 10/01/22	$450,000	$462,666

Plains All American Pipeline LP, Sr. Unsecured, 3.85%, 10/15/23	366,000	387,611

TOTAL PIPELINES		$850,277

REAL ESTATE INVESTMENT TRUSTS – 4.2%

American Tower Corp., Sr. Unsecured, 5.00%, 02/15/24	250,000	278,121

Healthcare Realty Trust, Inc., Sr. Unsecured 3.88%, 05/01/25	300,000	326,419

3.63%, 01/15/28#	300,000	325,178

Healthpeak Properties, Inc., Sr. Unsecured, 3.25%, 07/15/26	110,000	119,770

Simon Property Group LP, Sr. Unsecured, 2.20%, 02/01/31#	250,000	241,667

Ventas Realty LP, Company Guaranteed, 4.00%, 03/01/28	250,000	278,557

Welltower, Inc., Sr. Unsecured, 3.63%, 03/15/24	250,000	269,866

TOTAL REAL ESTATE INVESTMENT TRUSTS		$1,839,578

RETAIL-1.6%

Amazon.com, Inc., Sr. Unsecured, 1.20%, 06/03/27	100,000	99,379

Home Depot, Inc. (The), Sr. Unsecured, 2.13%, 09/15/26	225,000	235,874

Lowe’s Cos., Inc., Sr. Unsecured, 3.65%, 04/05/29	200,000	220,758

Walgreens Boots Alliance, Inc., Sr. Unsecured, 3.20%, 04/15/30#	150,000	157,957

TOTAL RETAIL		$713,968

SEMICONDUCTORS – 0.4%

QUALCOMM, Inc., Sr. Unsecured, 3.25%, 05/20/27#	150,000	165,752

SOFTWARE – 1.3%

Oracle Corp., Sr. Unsecured 2.50%, 04/01/25	50,000	52,636

2.30%, 03/25/28	500,000	508,535

TOTAL SOFTWARE		$561,171

TELECOMMUNICATIONS – 1.8%

AT&T, Inc., Sr. Unsecured 0.90%, 03/25/24#	125,000	125,134

1.65%, 02/01/28	300,000	292,309

Verizon Communications, Inc., Sr. Unsecured 0.75%, 03/22/24#	50,000	50,146

2.63%, 08/15/26	240,000	255,303

2.10%, 03/22/28	50,000	50,485

TOTAL TELECOMMUNICATIONS		$773,377

TRANSPORTATION – 1.8%

Ryder System, Inc., Sr. Unsecured, MTN 2.50%, 09/01/22	265,000	271,978

3.40%, 03/01/23	500,000	525,608

TOTAL TRANSPORTATION		$797,586

ANNUAL REPORT / April 30, 2021

29	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)

Description	Par Value	Value

TRUCKING & LEASING – 1.2%

GATX Corp., Sr. Unsecured, 3.25%, 09/15/26	$505,000	$546,848

TOTAL CORPORATE BONDS (COST $26,415,265)		$27,278,569

GOVERNMENT AGENCIES – 4.2%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 2.0%

0.38%, 05/05/23	250,000	250,929

0.30%, 08/10/23	400,000	400,178

0.38%, 07/21/25#	250,000	246,721

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$897,828

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 2.2%

0.25%, 05/22/23	200,000	200,249

0.63%, 04/22/25	750,000	750,517

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$950,766

TOTAL GOVERNMENT AGENCIES
(COST $1,848,947)		$1,848,594

MORTGAGE-BACKED SECURITIES – 1.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.2%

Pool C90504, 6.50%, 12/01/21	944	959

Pool G01625, 5.00%, 11/01/33	16,777	19,142

Pool A18401, 6.00%, 02/01/34	20,296	23,165

Pool G08097, 6.50%, 11/01/35	14,535	17,053

Pool G02390, 6.00%, 09/01/36	5,230	6,086

Pool G08193, 6.00%, 04/01/37	15,215	17,572

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$83,977

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.6%

Pool AE2520, 3.00%, 01/01/26	166,574	174,464

Pool 256639, 5.00%, 02/01/27	12,995	14,257

Pool 256752, 6.00%, 06/01/27	12,555	14,245

Pool 257007, 6.00%, 12/01/27	20,508	23,264

Pool 254240, 7.00%, 03/01/32	20,013	22,567

Pool 745412, 5.50%, 12/01/35	12,270	14,220

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$263,017

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.3%

Pool 780825, 6.50%, 07/15/28	30,776	34,712

Pool 2616, 7.00%, 07/20/28	18,298	21,272

Pool 2701, 6.50%, 01/20/29	38,630	44,435

Pool 426727, 7.00%, 02/15/29	4,139	4,658

Pool 781231, 7.00%, 12/15/30	17,193	20,246

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$125,323

TOTAL MORTGAGE-BACKED SECURITIES
(COST $428,512)		$472,317

U.S. TREASURY OBLIGATIONS – 27.9%

U.S. TREASURY NOTES – 27.9%

1.88%, 07/31/22	125,000	127,781

1.50%, 08/15/22	150,000	152,705

2.00%, 02/15/23	200,000	206,581

2.50%, 03/31/23	150,000	156,718

Description	Par Value	Value

2.75%, 05/31/23	$200,000	$210,646

0.25%, 06/15/23	250,000	250,339

2.50%, 08/15/23	250,000	263,037

1.63%, 10/31/23#	290,000	300,005

2.25%, 01/31/24	400,000	421,556

2.50%, 05/15/24	500,000	532,656

2.38%, 08/15/24	500,000	532,194

0.38%, 04/30/25	250,000	247,803

2.13%, 05/15/25	300,000	318,225

0.25%, 05/31/25	750,000	738,488

2.00%, 08/15/25	650,000	686,851

2.25%, 11/15/25	500,000	533,976

2.88%, 11/30/25	800,000	876,739

1.63%, 05/15/26	775,000	804,300

2.00%, 11/15/26	500,000	527,349

2.25%, 02/15/27	30,000	32,040

1.13%, 02/28/27	250,000	251,058

0.50%, 06/30/27	150,000	144,256

0.50%, 08/31/27	500,000	479,293

2.25%, 11/15/27	300,000	319,642

2.75%, 02/15/28	750,000	823,019

2.88%, 05/15/28	800,000	885,017

3.13%, 11/15/28	350,000	394,035

2.38%, 05/15/29	400,000	428,329

0.63%, 05/15/30	200,000	184,032

0.63%, 08/15/30#	500,000	458,285

TOTAL U.S. TREASURY NOTES		$12,286,955

TOTAL U.S. TREASURY OBLIGATIONS
(COST $11,736,604)		$12,286,955

	Number of Shares

MONEY MARKET FUND – 4.7%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	2,057,488	2,057,488

TOTAL MONEY MARKET FUND
(COST $2,057,488)		$2,057,488

	Par Value

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 5.1%

REPURCHASE AGREEMENTS – 5.1%

Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $426,771 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $435,306.	$426,771	426,771

BNP Paribas SA, 0.00%, dated 4/30/21, due 5/03/21, repurchase price $426,771 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.13%, maturing 5/15/21 to 2/01/56; total market value of $435,306.	426,771	426,771

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (continued)	30

Description	Par Value	Value

Citigroup Global Markets Ltd., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $426,771 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/15/21 to 4/20/51; total market value of $435,306.	$426,771	$426,771

Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $426,771 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $435,306.	426,771	426,771

Morgan Stanley & Co., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $112,308 collateralized by U.S. Government Agency Securities, 2.00% to 4.00%, maturing 4/01/36 to 5/01/51; total market value of $114,554.	112,308	112,308

RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $426,771 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $435,306.	426,771	426,771

TOTAL REPURCHASE AGREEMENTS

(COST $2,246,163)		$2,246,163

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN

(COST $2,246,163)		$2,246,163

TOTAL INVESTMENTS – 105.0%

(COST $44,740,852)		$46,198,364

COLLATERAL FOR SECURITIES ON LOAN – (5.1%)		(2,246,163)

OTHER ASSETS LESS LIABILITIES – 0.1%		45,705

TOTAL NET ASSETS – 100.0%		$43,997,906

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Adjustable Rate Mortgage	$—	$8,278	$—	$8,278

Corporate Bonds	—	27,278,569	—	27,278,569

Government Agencies	—	1,848,594	—	1,848,594

Mortgage-Backed Securities	—	472,317	—	472,317

U.S. Treasury Obligations	—	12,286,955	—	12,286,955

Money Market Fund	2,057,488	—	—	2,057,488

Repurchase Agreements	—	2,246,163	—	2,246,163

Total	$2,057,488	$44,140,876	$—	$46,198,364

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

ANNUAL REPORT / April 30, 2021

31	PORTFOLIOS OF INVESTMENTS Wilmington Intermediate-Term Bond Fund (concluded)

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2021, these liquid restricted securities amounted to $1,233,775, representing 2.80% of total net assets.

ÿ	Step coupon security. The rate disclosed is the rate in effect on the report date.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

BKNT	Bank Notes

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

PLC	Public Limited Company

SOFR	Secured Overnight Financing Rate

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

32

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Short-Term Bond Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

	Percentage of
	Total Net Assets

Corporate Bonds	66.6%

U.S. Treasury Obligations	26.0%

Mortgage-Backed Securities	3.1%

Collateralized Mortgage Obligations	1.3%

Commercial Paper	1.2%

Investment Company	1.0%

Adjustable Rate Mortgage	0.0	%(1)

Cash Equivalents(2)	0.4%
Cash Collateral Invested for Securities on Loan(3)	9.8%

Other Assets and Liabilities – Net(4)	(9.4)%

TOTAL	100.0%

Percentage of
Credit Quality Diversification(5)	Total Net Assets

U.S. Government Agency Securities	4.2%

U.S. Treasury	26.0%

A / A	16.8%

BBB / Baa	47.5%

BB / Ba	2.4%

Not Rated	12.5%

Other Assets and Liabilities – Net(4)	(9.4)%

TOTAL	100.0%

(1)	Represents less than 0.05%.

(2)	Cash Equivalents include investments in a money market fund.

(3)	Cash Collateral Invested for Securities on Loan include investments in money market funds and repurchase agreements.

(4)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(5)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

ADJUSTABLE RATE MORTGAGE – 0.0%**

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 0.0%**

Pool 399251, (UST Yield Curve CMT 1 Year + 2.07%, Cap 11.19%, Floor 2.07%), 2.32%, 09/01/27Δ	$31	$31

TOTAL ADJUSTABLE RATE MORTGAGE

(COST $31)		$31

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.3%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 0.0%**

Series 1577, Class PK, 6.50%, 09/15/23	3,077	3,222

Series 1644, Class K, 6.75%, 12/15/23	2,321	2,446

Series 1686, Class PJ, 5.00%, 02/15/24	222	223

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$5,891

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%

Series 1993-113, Class PK, 6.50%, 07/25/23	3,726	3,922

Series 1993-127, Class H, 6.50%, 07/25/23	4,010	4,190

Series 1993-202, Class J, 6.50%, 11/25/23	2,780	2,913

Series 1994-3, Class PL, 5.50%, 01/25/24	4,637	4,841

Series 1994-55, Class H, 7.00%, 03/25/24	5,375	5,666

Series 2011-66, Class QE, 2.00%, 07/25/21	1,278	1,278

Description	Par Value	Value

Series 2011-81, Class PA, 3.50%, 08/25/26	$429,431	$440,902

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$463,712

WHOLE LOAN – 0.2%

Banc of America Mortgage Securities, Inc., Series 2004-A, Class 2A1, 2.53%, 02/25/34Δ	39,676	38,128

IndyMac INDA Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 2.88%, 11/25/35Δ	52,147	49,592

TOTAL WHOLE LOAN		$87,720

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS

(COST $572,339)		$557,323

COMMERCIAL PAPER – 1.2%◆

General Motors Financial Co., Inc., 0.35%, 05/12/21Ω	500,000	499,939

TOTAL COMMERCIAL PAPER

(COST $499,947)		$499,939

CORPORATE BONDS – 66.6%

AEROSPACE & DEFENSE – 2.8%

Boeing Co. (The), Sr. Unsecured 1.95%, 02/01/24	250,000	256,703

1.43%, 02/04/24	250,000	250,863

ANNUAL REPORT / April 30, 2021

33	PORTFOLIOS OF INVESTMENTS Wilmington Short-Term Bond Fund (continued)

Description	Par Value	Value

Raytheon Technologies Corp., Sr. Unsecured, 2.80%, 03/15/22	$680,000	$693,658

TOTAL AEROSPACE & DEFENSE		$1,201,224

AUTOMOTIVE – 2.7%

Ford Motor Co., Sr. Unsecured, 8.50%, 04/21/23	200,000	224,412

Ford Motor Credit Co. LLC, Sr. Unsecured, 5.58%, 03/18/24	250,000	273,025

General Motors Co., Sr. Unsecured, 5.40%, 10/02/23	165,000	182,721

PACCAR Financial Corp., Sr. Unsecured, MTN 2.65%, 05/10/22	340,000	348,613

2.65%, 04/06/23	130,000	136,022

TOTAL AUTOMOTIVE		$1,164,793

BEVERAGES – 0.6%

Keurig Dr. Pepper, Inc., Company Guaranteed, 4.06%, 05/25/23	252,000	269,727

CAPITAL MARKETS – 10.1%

Bank of America Corp., Sr. Unsecured, (3 Month USD LIBOR + 0.79%), 3.00%, 12/20/23Δ	500,000	519,652

Bank of America Corp., Sr. Unsecured, MTN, (SOFR + 0.73%), 0.74%, 10/24/24Δ	1,000,000	1,003,804

Capital One NA, Sr. Unsecured, BKNT, (3 Month USD LIBOR + 1.15%), 1.34%, 01/30/23Δ	375,000	377,291

Credit Suisse AG, Sr. Unsecured 2.10%, 11/12/21 0.50%, 02/02/24	390,000 250,000	393,691 248,133

Goldman Sachs Group, Inc. (The), Sr. Unsecured 5.75%, 01/24/22 3.63%, 01/22/23	500,000 750,000	520,199 792,414

Morgan Stanley, Sr. Unsecured, GMTN, 3.13%, 01/23/23	500,000	523,331

TOTAL CAPITAL MARKETS		$4,378,515

CHEMICALS – 0.6%

DuPont de Nemours, Inc., Sr. Unsecured, 4.21%, 11/15/23	250,000	271,417

COMMERCIAL SERVICES & SUPPLIES – 0.6%

Global Payments, Inc., Sr. Unsecured, 2.65%, 02/15/25	250,000	263,953

COMPUTERS – 0.6%

Hewlett Packard Enterprise Co., Sr. Unsecured, 1.45%, 04/01/24	240,000	244,699

DIVERSIFIED FINANCIAL SERVICES – 8.1%

Citigroup, Inc., Sr. Unsecured, 2.70%, 10/27/22	750,000	774,619

KeyBank NA, Sr. Unsecured, BKNT, 2.40%, 06/09/22	315,000	322,065

Lloyds Banking Group PLC, Sr. Unsecured, (UST Yield Curve CMT 1 Year + 1.10%), 1.33%, 06/15/23Δ	500,000	504,779

Truist Bank, Sr. Unsecured, BKNT, 2.80%, 05/17/22	750,000	768,881

Description	Par Value	Value

U.S. Bancorp, Subordinated, MTN, 2.95%, 07/15/22	$620,000	$638,022

Wells Fargo Bank NA, Sr. Unsecured, BKNT, (3 Month USD LIBOR + 0.66%), 0.85%, 09/09/22Δ	500,000	501,078

TOTAL DIVERSIFIED FINANCIAL SERVICES		$3,509,444

ELECTRIC – 6.6%

American Electric Power Co., Inc., Series M, Sr. Unsecured, 0.75%, 11/01/23	500,000	501,305

Consolidated Edison, Inc., Series A, Sr. Unsecured, 0.65%, 12/01/23	200,000	200,052

DTE Energy Co., Sr. Unsecured, 2.25%, 11/01/22	500,000	513,526

Duke Energy Corp., Sr. Unsecured, 3.95%, 10/15/23	500,000	537,531

Public Service Electric and Gas Co., Sr. Secured, MTN, 2.38%, 05/15/23	600,000	621,223

Southern Co. (The), Sr. Unsecured, 2.35%, 07/01/21	475,000	475,785

TOTAL ELECTRIC		$2,849,422

ENVIRONMENTAL CONTROL – 1.2%

Waste Management, Inc., Company Guaranteed, 2.90%, 09/15/22	500,000	514,546

FOOD & STAPLES RETAILING – 4.6%

Campbell Soup Co., Sr. Unsecured, 3.30%, 03/19/25	300,000	323,912

Kroger Co. (The), Sr. Unsecured, 2.80%, 08/01/22#	1,000,000	1,029,047

Mondelez International, Inc., Sr. Unsecured, 0.63%, 07/01/22	625,000	626,957

TOTAL FOOD & STAPLES RETAILING		$1,979,916

GAS-2.5%

Eastern Energy Gas Holdings LLC, Sr. Unsecured, 3.55%, 11/01/23	1,000,000	1,068,050

HEALTHCARE-SERVICES – 0.7%

Cigna Corp., Company Guaranteed, 3.75%, 07/15/23	272,000	290,266

INSURANCE – 0.7%

Lincoln National Corp., Sr. Unsecured, 4.00%, 09/01/23	225,000	242,954

W.R. Berkley Corp., Sr. Unsecured, 4.63%, 03/15/22	44,000	45,636

TOTAL INSURANCE		$288,590

MACHINERY – 1.7%

Caterpillar Financial Services Corp., Sr. Unsecured, 0.65%, 07/07/23	200,000	200,703

Caterpillar Financial Services Corp., Sr. Unsecured, MTN, 2.55%, 11/29/22	500,000	518,055

TOTAL MACHINERY		$718,758

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Short-Term Bond Fund (continued)	34

Description	Par Value	Value

MEDIA – 1.2%

Discovery Communications LLC, Company Guaranteed, 3.90%, 11/15/24	$475,000	$518,525

OIL & GAS – 3.6%

Phillips 66, Company Guaranteed, 0.90%, 02/15/24	625,000	625,886

Pioneer Natural Resources Co., Sr. Unsecured, 0.75%, 01/15/24	450,000	450,091

Valero Energy Corp., Sr. Unsecured, 1.20%, 03/15/24	500,000	502,871

TOTAL OIL & GAS		$1,578,848

PHARMACEUTICALS – 8.5%

AbbVie, Inc., Sr. Unsecured 3.38%, 11/14/21	350,000	355,532

2.30%, 11/21/22	500,000	514,369

Becton Dickinson and Co., Sr. Unsecured, (3 Month USD LIBOR + 1.03%), 1.21%, 06/06/22Δ	1,000,000	1,009,422

Bristol-Myers Squibb Co., Sr. Unsecured (3 Month USD LIBOR + 0.38%), 0.57%, 05/16/22Δ	85,000	85,257

0.54%, 11/13/23	650,000	650,566

CVS Health Corp., Sr. Unsecured, 3.70%, 03/09/23	500,000	529,181

Elanco Animal Health, Inc., Sr. Unsecured, 4.91%, 08/27/21	500,000	506,031

TOTAL PHARMACEUTICALS		$3,650,358

PIPELINES – 3.2%

Enbridge, Inc., Company Guaranteed, (3 Month USD LIBOR + 0.50%), 0.69%, 02/18/22Δ	600,000	601,784

Enterprise Products Operating LLC, Company Guaranteed, 3.35%, 03/15/23	500,000	523,540

MPLX LP, Sr. Unsecured, (3 Month USD LIBOR + 1.10%), 1.29%, 09/09/22Δ	250,000	250,167

TOTAL PIPELINES		$1,375,491

REAL ESTATE INVESTMENT TRUSTS – 1.5%

American Tower Corp., Sr. Unsecured 4.70%, 03/15/22	100,000	103,777

5.00%, 02/15/24	500,000	556,243

TOTAL REAL ESTATE INVESTMENT TRUSTS		$660,020

SEMICONDUCTORS – 0.7%

QUALCOMM, Inc., Sr. Unsecured, 2.90%, 05/20/24#	275,000	293,442

TELECOMMUNICATIONS – 1.8%

Verizon Communications, Inc., Sr. Unsecured, 2.45%, 11/01/22	750,000	770,454

TRANSPORTATION – 2.0%

Ryder System, Inc., Sr. Unsecured, MTN, 2.88%, 06/01/22	500,000	512,149

Description	Par Value	Value

Union Pacific Corp., Sr. Unsecured, 3.20%, 06/08/21	$375,000	$376,049

TOTAL TRANSPORTATION		$888,198

TOTAL CORPORATE BONDS (COST $28,404,113)		$28,748,656

MORTGAGE-BACKED SECURITIES – 3.1%

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.6%

Pool G12709, 5.00%, 07/01/22	7,185	7,343

Pool C80328, 7.50%, 07/01/25	7,686	8,453

Pool G14695, 4.50%, 06/01/26	55,290	57,944

Pool G01425, 7.50%, 05/01/32	30,080	34,417

Pool C78010, 5.50%, 04/01/33	306,329	353,904

Pool A18401, 6.00%, 02/01/34	167,266	190,904

Pool G01831, 6.00%, 05/01/35	44,881	52,082

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$705,047

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.1%

Pool MA0909, 3.00%, 11/01/21	11,761	11,833

Pool 334593, 7.00%, 05/01/24	11,319	13,040

Pool AE2520, 3.00%, 01/01/26	55,525	58,155

Pool 436746, 6.50%, 08/01/28	16,639	19,215

Pool 440401, 6.50%, 08/01/28	46,629	52,196

Pool 323419, 6.00%, 12/01/28	13,315	15,119

Pool 485678, 6.50%, 03/01/29	9,018	10,270

Pool 252439, 6.50%, 05/01/29	8,124	9,350

Pool 545051, 6.00%, 09/01/29	16,584	18,852

Pool 725418, 6.50%, 05/01/34	46,554	51,536

Pool 833143, 5.50%, 09/01/35	127,165	143,240

Pool 843323, 5.50%, 10/01/35	6,877	7,834

Pool 255933, 5.50%, 11/01/35	36,297	42,239

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$452,879

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) – 0.4%

Pool 306066, 8.50%, 07/15/21	25	25

Pool 1061, 9.00%, 04/20/23	3,024	3,211

Pool 346572, 7.00%, 05/15/23	1,184	1,273

Pool 484269, 7.00%, 09/15/28	15,785	17,000

Pool 592505, 6.00%, 04/15/33	113,064	132,094

Pool 581522, 6.00%, 05/15/33	30,603	36,085

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)		$189,688

TOTAL MORTGAGE-BACKED SECURITIES (COST $1,226,204)		$1,347,614

U.S. TREASURY OBLIGATIONS – 26.0%

U.S. TREASURY NOTES – 26.0%

1.75%, 07/15/22	2,360,000	2,406,975

1.88%, 07/31/22	1,000,000	1,022,251

0.13%, 02/15/24#	4,000,000	3,982,428

2.00%, 05/31/24	3,600,000	3,781,129

TOTAL U.S. TREASURY NOTES		$11,192,783

TOTAL U.S. TREASURY OBLIGATIONS (COST $11,118,243)		$11,192,783

ANNUAL REPORT / April 30, 2021

35	PORTFOLIOS OF INVESTMENTS Wilmington Short-Term Bond Fund (continued)

Description	Number of Shares	Value

INVESTMENT COMPANY – 1.0%

EXCHANGE-TRADED FUND – 1.0%

iShares 0-5 Year High Yield Corporate Bond ETF	9,500	$436,335

TOTAL INVESTMENT COMPANY (COST $440,834)		$436,335

MONEY MARKET FUND – 0.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	148,635	148,635

TOTAL MONEY MARKET FUND (COST $148,635)		$148,635

CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN – 9.8%

MONEY MARKET FUND – 0.7%

Blackrock Liquidity Fed Fund, Institutional Shares, 0.03%^	300,000	300,000

TOTAL MONEY MARKET FUND (COST $300,000)		$300,000

	Par Value

REPURCHASE AGREEMENTS – 9.1%

Bank of America Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $805,598 collateralized by U.S. Government Agency Securities, 1.00% to 5.50%, maturing 11/01/28 to 5/01/51; total market value of $821,709.	$805,597	805,597

Citigroup Global Markets Ltd., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $717,574 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.00%, maturing 5/15/21 to 4/20/51; total market value of $731,924.	717,573	717,573

Description	Par Value	Value

Daiwa Capital Markets America, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $805,598 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 8.00%, maturing 6/30/21 to 5/01/51; total market value of $821,709.	$805,597	$805,597

HSBC Securities USA, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $805,598 collateralized by a U.S. Government Agency Security, 2.50%, maturing 12/01/50; total market value of $821,709.	805,597	805,597

RBC Dominion Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $805,598 collateralized by U.S. Government Agency & Treasury Securities, 0.00% to 6.50%, maturing 6/01/21 to 12/15/60; total market value of $821,709.	805,597	805,597

TOTAL REPURCHASE AGREEMENTS (COST $3,939,961)		$3,939,961

TOTAL CASH COLLATERAL INVESTED FOR SECURITIES ON LOAN (COST $4,239,961)		$4,239,961

TOTAL INVESTMENTS – 109.4% (COST $46,650,307)		$47,171,277

COLLATERAL FOR SECURITIES ON LOAN – (9.8%)		(4,239,961)

OTHER ASSETS LESS LIABILITIES – 0.4%		206,210

TOTAL NET ASSETS – 100.0%		$43,137,526

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Adjustable Rate Mortgage	$—	$31	$—	$31

Collateralized Mortgage Obligations	—	557,323	—	557,323

Commercial Paper	—	499,939	—	499,939

Corporate Bonds	—	28,748,656	—	28,748,656

Mortgage-Backed Securities	—	1,347,614	—	1,347,614

U.S. Treasury Obligations	—	11,192,783	—	11,192,783

Investment Company	436,335	—	—	436,335

Money Market Funds	448,635	—	—	448,635

Repurchase Agreements	—	3,939,961	—	3,939,961

Total	$884,970	$46,286,307	$—	$47,171,277

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Short-Term Bond Fund (concluded)	36

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

◆	The rate shown reflects the effective yield at purchase date.

Ω

Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees. At April 30, 2021, these liquid restricted securities amounted to $499,939, representing 1.16% of total net assets.

#	Security, or a portion thereof, is on loan. See Note 2 in Notes to Financial Statements.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

BKNT	Bank Notes

CMT	Constant Maturity Treasury

ETF	Exchange-Traded Fund

GMTN	Global Medium Term Note

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

LP	Limited Partnership

MTN	Medium Term Note

NA	National Association

PLC	Public Limited Company

SOFR	Secured Overnight Financing Rate

USD	United States Dollar

UST	United States Treasury

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

37

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington Municipal Bond Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
General Obligations	17.1%
General	13.7%
Housing	12.8%
Medical	11.1%
Water	8.2%
Transportation	7.6%
Higher Education	7.1%
Airport	4.5%
School District	3.8%
Development	3.2%
Education	2.8%
Power	1.9%
Utilities	1.9%
Tobacco Settlement	1.6%
Student Loan	1.1%
Facilities	0.3%
Cash Equivalents(1)	0.9%
Other Assets and Liabilities - Net(2)	0.4%

TOTAL	100.0%

Credit Quality Diversification(3)	Percentage of Total Net Assets
AAA / Aaa	19.1%
AA / Aa	31.2%
A / A	30.4%
BBB / Baa	13.4%
Not Rated	5.5%
Other Assets and Liabilities - Net(2)	0.4%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

MUNICIPAL BONDS – 98.7%

ALABAMA – 0.9%

HIGHER EDUCATION – 0.3%

University of South Alabama, AL, Advance Refunding Revenue Bonds, (AGM), 5.00%, 11/01/31	$1,000,000	$1,203,110

WATER – 0.6%

Huntsville Water Revenue Warrants, AL, Revenue Bonds, 5.00%, 11/01/34	1,840,000	2,153,044

TOTAL ALABAMA		$3,356,154

ALASKA – 0.6%

HIGHER EDUCATION – 0.6%

University of Alaska, AK, Revenue Bonds, (Series T), 5.00%, 10/01/29	1,810,000	2,082,607

TOTAL ALASKA		$2,082,607

Description	Par Value	Value

ARIZONA – 2.5%

DEVELOPMENT – 0.1%

Industrial Development Authority of the City of Phoenix (The), AZ, Stadium Revenue Bonds, (Bank One Ballpark Project), (AMBAC), Prerefunded/ETM, 6.85%, 12/01/25	$150,000	$171,925

EDUCATION – 1.4%

Arizona Industrial Development Authority, AZ, Revenue Bonds, (Equitable School Revolving Fund)

5.00%, 11/01/26	1,000,000	1,217,101

5.00%, 11/01/30	1,000,000	1,252,582

5.00%, 11/01/32	865,000	1,073,946

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	38

Description	Par Value	Value

La Paz County Industrial Development Authority, AZ, Revenue Bonds, (Charter School Solutions - Harmony Public Schools Project), (Series A), 5.00%, 02/15/28	$1,300,000	$1,498,167

TOTAL EDUCATION		$5,041,796

HOUSING – 0.2%

Industrial Development Authority of the County of Pima (The), AZ, Revenue Bonds, Prerefunded/ETM, 8.20%, 09/01/21	760,000	779,355

MEDICAL – 0.8%

Maricopa County Industrial Development Authority, AZ, Revenue Bonds, (Series A)

5.00%, 09/01/34	1,000,000	1,323,029

5.00%, 09/01/35	725,000	956,763

5.00%, 09/01/36	500,000	658,121

TOTAL MEDICAL		$2,937,913

TOTAL ARIZONA		$8,930,989

ARKANSAS – 1.4%

SCHOOL DISTRICT – 0.5%

Siloam Springs School District No. 21 of Benton County, AR, GO Limited, Current Refunding Bonds, AD Valorem Property Tax, 2.00%, 06/01/24	1,720,000	1,806,257

WATER – 0.9%

Fort Smith, Water & Sewer, AR, Advance Refunding Revenue Bonds, (BAM), 5.00%, 10/01/28	2,815,000	3,448,420

TOTAL ARKANSAS		$5,254,677

CALIFORNIA – 2.7%

AIRPORT – 0.3%

City of Los Angeles Department of Airports, CA, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (Series B), 5.00%, 05/15/32	800,000	1,001,507

EDUCATION – 0.0%**

Sulphur Springs Union School District, CA, Refunding Bonds, Certificates of Participation, Prerefunded/ETM, (AGM), 6.50%, 12/01/37	10,000	11,065

GENERAL – 0.5%

Salinas Public Facilities, Inc., CA, Revenue Bonds, (City of Salinas Public Safety Building Project), 4.00%, 12/01/29	1,000,000	1,165,860

San Bernardino County, CA, Certificates of Participation, (Capital Facility Project), (Series B), Prerefunded/ETM, 6.88%, 08/01/24	415,000	463,321

TOTAL GENERAL		$1,629,181

GENERAL OBLIGATIONS – 1.2%

State of California, CA, GO Unlimited Current Refunding, 5.00%, 04/01/32	2,250,000	3,121,528

State of California, CA, GO Unlimited, Current Refunding, (AGM), 5.25%, 08/01/32	1,000,000	1,405,627

TOTAL GENERAL OBLIGATIONS		$4,527,155

Description	Par Value	Value

HIGHER EDUCATION – 0.0%**

California Educational Facilities Authority, CA, Revenue Bonds, (Pooled College and University Projects), (1999 Series B), Prerefunded/ETM, 5.25%, 04/01/24	$5,000	$5,444

POWER – 0.4%

M-S-R Public Power Agency, CA, Revenue Bonds, (Series E), (NATL), Prerefunded/ETM, 6.00%, 07/01/22	120,000	124,642

Redding City Electric System Revenue, CA, Revenue Bonds, (NATL), Prerefunded/ETM, 6.37%, 07/01/22	545,000	566,634

Sacramento Municipal Utility District, CA, Revenue Bonds, (Series K-BHAC-CR), (BHAC-CR AMBAC), 5.25%, 07/01/24	600,000	651,642

TOTAL POWER		$1,342,918

SCHOOL DISTRICT – 0.3%

Los Angeles Unified School District, CA, GO Unlimited, AD Valorem Property Tax, (Series RYQ), 5.00%, 07/01/25	1,000,000	1,192,712

WATER – 0.0%**

Metropolitan Water District of Southern California, CA, Unrefunded Revenue Bonds, (Series A), (FGIC-TCRS), 5.75%, 07/01/21	140,000	140,000

TOTAL CALIFORNIA		$9,849,982

COLORADO – 2.7%

AIRPORT – 0.8%

City & County of Denver, CO, Airport System Revenue Bonds, (Sub-Series A), 5.00%, 12/01/31	2,500,000	3,149,890

HOUSING – 0.6%

Colorado Housing and Finance Authority, CO, Single Family Revenue Bonds, (Series B), 3.75%, 05/01/50	1,865,000	2,065,111

MEDICAL – 0.7%

Colorado Health Facilities Authority, CO, Advance Refunding Revenue Bonds, (NCMC, Inc. Project), Prerefunded/ETM, 5.00%, 05/15/26	100,000	121,938

Colorado Health Facilities Authority, CO, Revenue Bonds, (CommonSpirit Health), (Series B-2), 5.00%, 08/01/49Δ	2,000,000	2,398,412

TOTAL MEDICAL		$2,520,350

WATER – 0.6%

City & County of Denver, CO, Board of Water Commissioners, Refunding Revenue Bonds, (Series B), 4.00%, 09/15/33	1,750,000	2,180,691

TOTAL COLORADO		$9,916,042

CONNECTICUT – 4.4%

GENERAL OBLIGATIONS – 1.0%

State of Connecticut, CT, GO Unlimited, Public Improvements, AD Valorem Property Tax, (Series 2021 A), 3.00%, 01/15/35	2,900,000	3,244,354

ANNUAL REPORT / April 30, 2021

39	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

State of Connecticut, CT, GO Unlimited, Refunding Notes, (Series E), 5.00%, 09/15/27	$500,000	$633,404

TOTAL GENERAL OBLIGATIONS		$3,877,758

HIGHER EDUCATION – 1.3%

Connecticut State Health & Educational Facilities Authority, CT, Advance Refunding Revenue Bonds, (Series R), Fairfield University, 5.00%, 07/01/31	1,385,000	1,679,608

University of Connecticut, CT, Revenue Bonds, (Series A)

5.00%, 03/15/31	1,480,000	1,774,549

5.00%, 01/15/33	1,000,000	1,220,344

TOTAL HIGHER EDUCATION		$4,674,501

HOUSING – 1.3%

Connecticut Housing Finance Authority, CT, Current Refunding Revenue Bonds, (Home Mortgage Finance Program), (Sub-Series D-1), 4.00%, 11/15/49	2,795,000	3,171,111

Connecticut Housing Finance Authority, CT, Revenue Bonds, (Sub-Series A-2), 4.00%, 11/15/41	1,405,000	1,532,658

TOTAL HOUSING		$4,703,769

MEDICAL – 0.6%

Connecticut State Health & Educational Facilities Authority, CT, Current Refunding Revenue Bonds, (Stamford Hospital)

4.00%, 07/01/28	685,000	818,491

4.00%, 07/01/29	500,000	603,735

4.00%, 07/01/30	600,000	731,361

TOTAL MEDICAL		$2,153,587

TRANSPORTATION – 0.2%

Connecticut State Special Tax Revenue, CT, Highways Improvement Revenue Bonds, 5.00%, 05/01/25	625,000	738,972

TOTAL CONNECTICUT		$16,148,587

DISTRICT OF COLUMBIA – 1.4%

GENERAL – 0.7%

Washington Convention & Sports Authority, DC, Current Refunding Revenue Bonds, (Series A)

5.00%, 10/01/30	610,000	806,306

5.00%, 10/01/31	875,000	1,148,518

5.00%, 10/01/32	500,000	652,776

TOTAL GENERAL		$2,607,600

GENERAL OBLIGATIONS – 0.7%

District of Columbia, DC, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 06/01/31	2,080,000	2,584,400

TOTAL DISTRICT OF COLUMBIA		$5,192,000

FLORIDA – 5.6%

GENERAL – 0.0%**

Miami-Dade County, FL, Revenue Bonds, (Sports Franchise Facilities), (NATL), Prerefunded/ETM, 5.25%, 10/01/30	65,000	87,730

Description	Par Value	Value

GENERAL OBLIGATIONS – 1.1%

Broward County, FL, GO Unlimited, Refunding Bonds, (Parks & Land Preservation Project), AD Valorem Property Tax, 5.00%, 01/01/24	$1,500,000	$1,548,467

State of Florida, FL, GO Unlimited, Current Refunding, (Series D), 4.00%, 06/01/34	1,975,000	2,412,584

TOTAL GENERAL OBLIGATIONS		$3,961,051

HIGHER EDUCATION – 1.5%

Davie Florida Education Facilities, FL, Revenue Bonds, (Nova Southeastern University Project)

5.00%, 04/01/28	750,000	924,197

5.00%, 04/01/30	750,000	910,744

5.00%, 04/01/31	750,000	904,121

5.00%, 04/01/33	750,000	897,135

Florida Higher Educational Facilities Financial Authority, FL, Revenue Bonds, (Educational Facilities Ringling College Project), 5.00%, 03/01/28	1,600,000	1,869,040

TOTAL HIGHER EDUCATION		$5,505,237

HOUSING – 1.6%

Capital Trust Agency, Inc., FL, Multi Family Revenue Bonds, (Mission Springs Apartments Project), (Series A), Prerefunded/ETM, 3.25%, 12/01/27	500,000	543,820

Capital Trust Agency, Inc., FL, Multi Family Revenue Bonds, (Mission Springs Apartments Project), Prerefunded/ETM, 5.38%, 12/01/52	415,000	466,285

Florida Gulf Coast University Financing Corp., FL, Current Refunding Revenue Bonds, (Housing Project)

5.00%, 02/01/25	500,000	580,455

5.00%, 02/01/26	500,000	598,680

Pinellas County Housing Finance Authority, FL, Single Family Revenue Bonds, (Series A), 4.00%, 03/01/50	3,125,000	3,475,720

TOTAL HOUSING		$5,664,960

TRANSPORTATION – 0.5%

Miami-Dade County, FL, Seaport Department, Revenue Bonds, (Series B), 6.00%, 10/01/24	1,500,000	1,684,501

WATER – 0.9%

Miami-Dade County, FL, Water & Sewer System Revenue, Advance Refunding Revenue Bonds, (Series B), 5.00%, 10/01/30	2,645,000	3,154,671

Village of Royal Palm Beach Utility System Revenue, FL, Revenue Bonds, Public Improvements, (NATL), Prerefunded/ ETM, 4.50%, 10/01/22	150,000	155,497

TOTAL WATER		$3,310,168

TOTAL FLORIDA		$20,213,647

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	40

Description	Par Value	Value

GEORGIA – 0.6%

GENERAL – 0.1%
Georgia Local Government, GA, Certificates of Participation, (Grantor Trust), (Series A), (NATL), 4.75%, 06/01/28	$249,000	$280,219

HOUSING – 0.5%

Development Authority of Bulloch County, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), Prerefunded, 5.00%, 07/01/31	315,000	395,419

Development Authority of Bulloch County, GA, Advance Refunding Revenue Bonds, (Georgia Southern University Housing Foundation Four, LLC Project), Unrefunded, 5.00%, 07/01/31	1,260,000	1,550,594

TOTAL HOUSING		$1,946,013

TOTAL GEORGIA		$2,226,232

HAWAII – 0.4%

GENERAL OBLIGATIONS – 0.4%

State of Hawaii, HI, GO Unlimited, (Series FT), 5.00%, 01/01/26	1,075,000	1,298,815

TOTAL HAWAII		$1,298,815

ILLINOIS – 12.6%

AIRPORT – 0.7%

Chicago Midway International Airport, IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/29	2,250,000	2,503,030

GENERAL – 4.1%

Metropolitan Pier & Exposition Authority, IL, Revenue Bonds, Public Improvements, (McCormick Place Convention), Prerefunded/ETM, 7.00%, 07/01/26	8,855,000	10,470,621

Regional Transportation Authority, IL, Revenue Bonds, (Series A), (BHAC-CR FGIC), 6.00%, 07/01/31	1,450,000	1,946,127

Sales Tax Securitization Corp., IL, Current Refunding Revenue Bonds, (Second Lien), (Series A), 5.00%, 01/01/26	2,000,000	2,373,697

Village of Matteson, IL, Revenue Bonds, Public Improvements, (Capital Appreciation Debt Certificates), Prerefunded/ETM, 8.00%, 12/01/29	240,000	257,187

TOTAL GENERAL		$15,047,632

GENERAL OBLIGATIONS – 6.0%

Chicago Park District, IL, GO Unlimited Current Refunding, AD Valorem Property Tax, (Series D)

5.00%, 01/01/26	1,250,000	1,380,984

5.00%, 01/01/27	3,455,000	3,805,480

Chicago, IL, GO Limited, (Lakefront Millennium Parking Facilities), (NATL), Prerefunded/ETM, 5.75%, 01/01/23	50,000	52,997

Chicago, IL, GO Unlimited Current Refunding, AD Valorem Property Tax, (Series A), 5.00%, 01/01/25	3,000,000	3,425,128

Description	Par Value	Value

Cook County, IL, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series A), (AGM), 5.00%, 11/15/26	$2,050,000	$2,522,334

Metropolitan Water Reclamation District of Greater Chicago, IL, GO Limited, (Water Utility & Sewer Improvements), AD Valorem Property Tax, (Series C-Green Bond), 5.00%, 12/01/28	5,040,000	5,850,364

State of Illinois, IL, GO Unlimited, Public Improvements, (Series B), 5.00%, 12/01/25	3,935,000	4,650,501

TOTAL GENERAL OBLIGATIONS		$21,687,788

HOUSING – 1.2%

Illinois Housing Development Authority, IL, Multi Family Revenue Bonds, (Marshall Field Garden Apartment Homes), 1.06%, 05/15/50Δ	925,000	948,043

Illinois Housing Development Authority, IL, Multi Family Revenue Bonds, Prerefunded/ETM , 7.00%, 07/01/23	210,000	212,238

Illinois Housing Development Authority, IL, Single Family Revenue Bonds, (Series A), 3.75%, 04/01/50	2,710,000	3,027,599

TOTAL HOUSING		$4,187,880

MEDICAL – 0.1%

Illinois Health Facilities Authority, IL, Refunding Revenue Bonds, (Franciscan Sisters Health Care), (NATL), Prerefunded/ETM, 6.25%, 09/01/21	20,000	20,393

Illinois Health Facilities Authority, IL, Refunding Revenue Bonds, (Series A), (Evangelical Hospital), Prerefunded/ETM, 6.25%, 04/15/22	175,000	185,152

Illinois Health Facilities Authority, IL, Revenue Bonds, (Series B), (Ancilla Systems Inc.), (NATL), Prerefunded/ETM, 5.25%, 07/01/22	90,000	92,927

Illinois Health Facilities Authority, IL, Revenue Bonds, (Series C), (Evangelical Hospital), Prerefunded/ETM, 6.25%, 04/15/22	5,000	5,283

TOTAL MEDICAL		$303,755

TRANSPORTATION – 0.5%

Regional Transportation Authority, IL, Revenue Bonds, (Series B), 5.00%, 06/01/33	1,450,000	1,834,065

TOTAL ILLINOIS		$45,564,150

INDIANA – 2.5%

DEVELOPMENT – 2.2%

Whiting City, IN, Current Refunding Revenue Bonds, (BP Products North America Inc., Project), 5.00%, 12/01/44Δ	6,500,000	7,901,349

HOUSING – 0.3%

Indiana Housing & Community Development Authority, IN, Current Refunding Revenue Bonds, (Series C-2), 4.00%, 01/01/37	1,110,000	1,156,806

TOTAL INDIANA		$9,058,155

ANNUAL REPORT / April 30, 2021

41	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

IOWA – 1.0%

HOUSING – 1.0%

Iowa Finance Authority, IA, Revenue Bonds, (Series D), 3.50%, 01/01/49	$3,280,000	$3,658,163

TOTAL IOWA		$3,658,163

KENTUCKY – 1.3%

GENERAL – 1.3%

Kentucky Public Energy Authority, KY, Revenue Bonds, (Series C), 4.00%, 02/01/50Δ	2,000,000	2,359,328

Kentucky State Property & Building Commission, KY, Revenue Bonds, Public Improvements, (Project No. 119), 5.00%, 05/01/25	2,000,000	2,350,794

TOTAL KENTUCKY		$4,710,122

MARYLAND – 2.3%

GENERAL OBLIGATIONS – 2.0%

Anne Arundel County, MD, GO Limited, AD Valorem Property Tax, 5.00%, 10/01/25	3,000,000	3,607,125

State of Maryland, MD, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series B Second Series), 5.00%, 08/01/27	3,000,000	3,801,279

TOTAL GENERAL OBLIGATIONS		$7,408,404

MEDICAL – 0.1%

Maryland Health & Higher Educational Facilities Authority, MD, Refunding Revenue Bonds, (Helix Health Issue), (AMBAC), Prerefunded/ETM, 5.00%, 07/01/27	140,000	161,821

TRANSPORTATION – 0.2%

Maryland State Department of Transportation, MD, Highways Improvement Revenue Bonds, 4.00%, 05/01/30	500,000	599,992

TOTAL MARYLAND		$8,170,217

MASSACHUSETTS – 4.1%

GENERAL OBLIGATIONS – 1.0%

Commonwealth of Massachusetts, MA, GO Limited, (Series B), 5.00%, 01/01/31	3,000,000	3,810,109

HIGHER EDUCATION – 0.8%

Massachusetts Development Finance Agency, MA, Current Refunding Revenue Bonds, (Series L), (Simmons University)

5.00%, 10/01/30	1,180,000	1,480,136

5.00%, 10/01/31	1,000,000	1,247,982

TOTAL HIGHER EDUCATION		$2,728,118

MEDICAL – 1.2%

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, (Partners Healthcare System), 5.00%, 07/01/33	2,455,000	3,060,512

Massachusetts Development Finance Agency, MA, Advance Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (Care Group), (Series I), 5.00%, 07/01/33	1,000,000	1,197,134

TOTAL MEDICAL		$4,257,646

Description	Par Value	Value

STUDENT LOAN – 0.7%

Massachusetts Educational Financing Authority, MA, Revenue Bonds, (Issue K), (Series A), 5.00%, 07/01/25	$2,200,000	$2,577,158

WATER – 0.4%

Massachusetts Water Resources Authority, MA, Refunding Revenue Bonds, (Series B), (AGM), 5.25%, 08/01/33	1,000,000	1,458,936

TOTAL MASSACHUSETTS		$14,831,967

MICHIGAN – 3.8%

GENERAL – 1.7%

Michigan Finance Authority, MI, Revenue Bonds, (Series H-1), 5.00%, 10/01/25	5,215,000	6,030,547

HOUSING – 0.1%

Michigan State Housing Development Authority, MI, Multi Family Revenue Bonds, (Series A-1), 2.88%, 10/01/34	375,000	401,468

MEDICAL – 1.2%

Kalamazoo Hospital Finance Authority, MI, Advance Refunding Revenue Bonds, (Bronson Healthcare Group), 5.00%, 05/15/30	2,055,000	2,453,836

Michigan Finance Authority, MI, Advance Refunding Revenue Bonds, (Series A), (Beaumont Health Credit Group), 5.00%, 08/01/31	1,655,000	1,891,915

TOTAL MEDICAL		$4,345,751

SCHOOL DISTRICT – 0.3%

Saginaw City School District, MI, GO Unlimited, School Improvements, AD Valorem Property Tax, (Qualified School Bond Loan Fund), 4.00%, 05/01/35	1,000,000	1,236,792

WATER – 0.5%

Detroit Sewage Disposal System, MI, Revenue Bonds, (Second Lien), (Series B), (AGC-ICC FGIC), 5.50%, 07/01/29	150,000	186,134

Michigan Finance Authority, MI, Current Refunding Revenue Bonds, (Series C), (Local Government Loan Program), 5.00%, 07/01/34	1,450,000	1,699,231

TOTAL WATER		$1,885,365

TOTAL MICHIGAN		$13,899,923

MINNESOTA – 0.8%

HOUSING – 0.8%

Coon Rapids City, MN, Multi Family Revenue Bonds, (Galway Place Community Plaza Projects), (Series A), 2.70%, 08/01/35	2,684,980	2,887,206

TOTAL MINNESOTA		$2,887,206

NEBRASKA – 0.8%

HOUSING – 0.8%

Nebraska Investment Finance Authority, NE, Revenue Bonds, (Series E), 3.75%, 09/01/49	2,620,000	2,835,919

TOTAL NEBRASKA		$2,835,919

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	42

Description	Par Value	Value

NEW JERSEY – 4.8%

EDUCATION – 0.4%

New Jersey Economic Development Authority, NJ, Revenue Bonds, School Improvements, (Series DDD), 5.00%, 06/15/33	$1,100,000	$1,321,857

GENERAL – 2.9%

Garden State Preservation Trust, NJ, Revenue Bonds, (2005 Series A), (AGM), 5.75%, 11/01/28	250,000	310,020

New Jersey Economic Development Authority, NJ, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/23	1,305,000	1,455,767

New Jersey Economic Development Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 06/15/24	225,000	256,607

New Jersey Sports & Exposition Authority, NJ, Current Refunding Revenue Bonds, (Series A), 5.00%, 09/01/24	1,685,000	1,933,746

New Jersey Transportation Trust Fund Authority, NJ, Current Refunding Revenue Bonds, (Series A), (Transportation System)

5.00%, 12/15/28	2,135,000	2,713,476

5.00%, 12/15/34	3,000,000	3,729,245

TOTAL GENERAL		$10,398,861

HIGHER EDUCATION – 1.3%

Gloucester County Improvement Authority, NJ, Advance Refunding Revenue Bonds, (Series B), (Rowan University Project), 5.00%, 07/01/27	2,000,000	2,345,659

New Jersey Educational Facilities Authority, NJ, Current Refunding Revenue Bonds, (Series B), (Montclair State University), 5.00%, 07/01/30	1,000,000	1,201,179

New Jersey Educational Facilities Authority, NJ, Revenue Bonds, (Series A), (Stevens Institute of Technology), 5.00%, 07/01/31	1,000,000	1,198,988

TOTAL HIGHER EDUCATION		$4,745,826

HOUSING – 0.1%

New Jersey Housing & Mortgage Finance Agency, NJ, Current Refunding Revenue Bonds, (Series A), 3.60%, 11/01/33	400,000	442,184

New Jersey Housing & Mortgage Finance Agency, NJ, Multi Family Revenue Bonds, (Series A), Prerefunded/ETM, 6.00%, 11/01/23	20,000	20,570

TOTAL HOUSING		$462,754

MEDICAL – 0.1%

New Jersey Health Care Facilities Financing Authority, NJ, Current Refunding Revenue Bonds, (Kennedy Health System), Prerefunded/ETM, 3.75%, 07/01/27	140,000	157,343

New Jersey Health Care Facilities Financing Authority, NJ, Refunding Revenue Bonds, (Series A), (Saint Clare’s Hospital, Inc.), (AGC), Prerefunded/ETM, 4.75%, 07/01/25	195,000	223,580

TOTAL MEDICAL		$380,923

TOTAL NEW JERSEY		$17,310,221

Description	Par Value	Value

NEW MEXICO – 1.0%

GENERAL – 1.0%

New Mexico Municipal Energy Acquisition Authority, NM, Revenue Bonds, (Series A), 5.00%, 11/01/39Δ	$3,065,000	$3,584,684

HIGHER EDUCATION – 0.0%**

University of New Mexico (The), NM, Revenue Bonds, Prerefunded/ETM, 6.50%, 06/01/21	50,000	50,211

TOTAL NEW MEXICO		$3,634,895

NEW YORK – 7.1%

GENERAL OBLIGATIONS – 0.3%

New York City, NY, GO Unlimited, Refunding Bonds, AD Valorem Property Tax, (Series A-1), 5.00%, 08/01/24	1,000,000	1,149,431

HIGHER EDUCATION – 0.7%

New York State Dormitory Authority, NY, Refunding Revenue Bonds, College & University, (Series C), (NATL), 5.25%, 07/01/30	1,040,000	1,297,354

Tompkins County Development Corp., NY, Current Refunding Revenue Bonds, (Ithaca College Project), 5.00%, 07/01/30	990,000	1,231,198

TOTAL HIGHER EDUCATION		$2,528,552

HOUSING – 1.3%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), (UBF Faculty-Student Housing Corp.), (AGM), 5.00%, 10/01/32	1,660,000	2,000,691

New York City, NY, Housing Development Corp., Multi Family Revenue Bonds, (Sustainable Neighborhood Bonds), 1.75%, 05/01/59Δ	2,500,000	2,522,101

TOTAL HOUSING		$4,522,792

MEDICAL – 0.7%

New York State Dormitory Authority, NY, Revenue Bonds, (Memorial Sloan-Kettering Cancer Center), (NATL), 5.50%, 07/01/23	2,230,000	2,372,698

TRANSPORTATION – 3.0%

Metropolitan Transportation Authority, NY, Current Refunding Revenue Bonds, (Series F), 5.00%, 11/15/22	1,865,000	1,999,961

New York State Thruway Authority, NY, Refunding Revenue Bonds, Highway Revenue Tolls, (Series K), 5.00%, 01/01/30	3,000,000	3,475,682

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, (207th Series), 5.00%, 09/15/31	2,500,000	3,097,253

Port Authority of New York & New Jersey, NY, Refunding Revenue Bonds, Port, Airport & Marina Improvements, (207th Series), 4.00%, 03/15/30	1,000,000	1,175,765

Port Authority of New York & New Jersey, NY, Revenue Bonds, (85th Series), 5.38%, 03/01/28	1,050,000	1,239,422

TOTAL TRANSPORTATION		$10,988,083

ANNUAL REPORT / April 30, 2021

43	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

WATER – 1.1%

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series EE), 5.00%, 06/15/31	$3,000,000	$4,105,822

TOTAL NEW YORK		$25,667,378

NORTH CAROLINA – 2.0%

MEDICAL – 0.1%

Wake County, NC, Refunding Revenue Bonds, Hospital System, (NATL), Prerefunded/ETM, 5.13%, 10/01/26	185,000	210,187

POWER – 1.5%

North Carolina Municipal Power Agency No. 1, NC, Current Refunding Revenue Bonds, (Series A), 5.00%, 01/01/32	4,250,000	5,510,044

TRANSPORTATION – 0.4%

North Carolina Turnpike Authority, NC, Current Refunding Revenue Bonds, (Senior Lien), (AGM), 5.00%, 01/01/32	1,250,000	1,593,543

TOTAL NORTH CAROLINA		$7,313,774

OHIO – 4.3%

HIGHER EDUCATION – 0.3%

Ohio Higher Educational Facility Commission, OH, Current Refunding Revenue Bonds, University & College Improvements, (University of Dayton 2020), 5.00%, 02/01/34	1,000,000	1,278,307

HOUSING – 1.2%

Ohio Housing Finance Agency, OH, Revenue Bonds, (Series B), 4.50%, 03/01/50	3,715,000	4,198,277

MEDICAL – 1.5%

Mahoning, County, OH, Hospital Improvement Revenue Bonds, (Western Reserve Care System Project), (NATL), Prerefunded/ETM, 5.50%, 10/15/25	70,000	78,325

Montgomery County, OH, Current Refunding Revenue Bonds, (Premier Health Partners Obligated Group), 5.00%, 11/15/28	3,035,000	3,852,345

Montgomery County, OH, Hospital Improvement Revenue Bonds, (Unrefunded - Catholic Health Initiatives), Prerefunded/ETM, 5.25%, 05/01/29	10,000	11,152

State of Ohio, OH, Refunding Revenue Bonds, 4.00%, 01/01/34	1,250,000	1,467,636

TOTAL MEDICAL		$5,409,458

TRANSPORTATION – 0.6%

Ohio Turnpike & Infrastructure Commission, OH, Refunding Revenue Bonds, (Series A), (NATL), 5.50%, 02/15/24	1,985,000	2,172,570

WATER – 0.7%

Ohio Water Development Authority Water Pollution Control Loan Fund, OH, Lease Revenue Bonds, (Series A), 5.00%, 12/01/31	2,000,000	2,677,085

TOTAL OHIO		$15,735,697

Description	Par Value	Value

OREGON – 0.4%

GENERAL OBLIGATIONS – 0.4%

Lane Community College, OR, GO Unlimited, AD Valorem Property Tax, (Series A), (SCH BD GTY), 5.00%, 06/15/30	$1,000,000	$1,343,802

TOTAL OREGON		$1,343,802

PENNSYLVANIA – 6.2%

AIRPORT – 0.5%

Philadelphia Airport, PA, Refunding Revenue Bonds, (Series B), 5.00%, 07/01/30	1,500,000	1,825,470

DEVELOPMENT – 0.9%

Pennsylvania Economic Development Financing Authority, PA, Revenue Bonds, (Waste Management Inc., Project), 1.75%, 08/01/38Δ	3,000,000	3,116,674

FACILITIES – 0.3%

Delaware Valley Regional Finance Authority, PA, Revenue Bonds, (Series C), 0.59%, 09/01/48Δ	1,000,000	999,126

GENERAL OBLIGATIONS – 0.2%

Bethlehem Authority, PA, Revenue Bonds, Public Improvements, (Guaranteed Lease Revenue Bonds), (Series A), (AGM), Prerefunded/ETM, 5.13%, 12/01/21	15,000	15,056

Commonwealth of Pennsylvania, PA, GO Unlimited, Current Refunding, AD Valorem Property Tax, (Series 1), 5.00%, 01/01/27	660,000	819,824

TOTAL GENERAL OBLIGATIONS		$834,880

HIGHER EDUCATION – 0.3%

Lackawanna County Industrial Development Authority, PA, Advance Refunding Revenue Bonds, (Scranton University), 5.00%, 11/01/30	1,000,000	1,230,158

MEDICAL – 0.5%

Dauphin County General Authority, PA, Revenue Bonds, (HAPSCO Group, Inc., Tax Loan Program-Western PA Hospital Project), (Series A), (NATL), Prerefunded/ETM, 5.50%, 07/01/23	505,000	535,091

Pottsville Hospital Authority, PA, Current Refunding Revenue Bonds, (Schuylkill Health System Project), Prerefunded/ETM, 6.50%, 07/01/28	1,260,000	1,487,434

TOTAL MEDICAL		$2,022,525

TOBACCO SETTLEMENT – 0.3%

Commonwealth Financing Authority, PA, Revenue Bonds, (Tobacco Master Settlement Payment), 5.00%, 06/01/34	1,000,000	1,227,901

TRANSPORTATION – 0.7%

Pennsylvania Turnpike Commission, PA, Advance Refunding Revenue Bonds, (2nd Series), Motor License Fund Enhanced, 5.00%, 12/01/32	2,000,000	2,494,297

UTILITIES – 0.4%

Philadelphia Gas Works Co., PA, Revenue Bonds, (1998 General Ordinance), (15th Series), 5.00%, 08/01/26	1,100,000	1,330,148

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)	44

Description	Par Value	Value

WATER – 2.1%
Philadelphia Water & Wastewater, PA, Advance Refunding Revenue Bonds, (Series B), 5.00%, 11/01/31	$5,655,000	$7,097,378
Pittsburgh Water & Sewer Authority, PA, Current Refunding Revenue Bonds, (Sub-Series B), (AGM), 5.00%, 09/01/33	340,000	474,848

TOTAL WATER		$7,572,226

TOTAL PENNSYLVANIA		$22,653,405

PUERTO RICO – 0.2%

GENERAL – 0.2%
Puerto Rico Public Finance Corp., PR, Refunding Revenue Bonds, (Commonwealth), (Series E), (AGC-ICC), Prerefunded/ETM, 6.00%, 08/01/26	510,000	650,077

TOTAL PUERTO RICO		$650,077

RHODE ISLAND – 0.4%

STUDENT LOAN – 0.4%
Rhode Island Student Loan Authority, RI, Revenue Bonds, (Series A), 5.00%, 12/01/23	1,200,000	1,333,921

TOTAL RHODE ISLAND		$1,333,921

SOUTH CAROLINA – 1.7%

HOUSING – 0.4%
South Carolina State Housing Finance & Development Authority, SC, Revenue Bonds, (Series B-2), 4.00%, 07/01/43	1,170,000	1,248,621

TOBACCO SETTLEMENT – 1.3%
Tobacco Settlement Revenue Management Authority, SC, Revenue Bonds, (Series B), Prerefunded/ETM, 6.38%, 05/15/30	3,405,000	4,776,562

TOTAL SOUTH CAROLINA		$6,025,183

SOUTH DAKOTA – 0.6%

HOUSING – 0.6%
South Dakota Housing Development Authority, SD, Single Family Refunding Revenue Bonds, (Series A), 3.75%, 11/01/50	1,920,000	2,137,561

TOTAL SOUTH DAKOTA		$2,137,561

TENNESSEE – 0.1%

MEDICAL – 0.1%
Metropolitan Govt. Nashville & Davidson County Health & Educational Facility Board, TN, Refunding Revenue Bonds, (Series A), (NATL), 4.88%, 11/01/28	255,000	298,715

TOTAL TENNESSEE		$298,715

TEXAS – 9.6%

AIRPORT – 0.3%
Dallas Fort Worth International Airport, TX, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (Series A), 4.00%, 11/01/35	1,000,000	1,221,694

Description	Par Value	Value

EDUCATION – 1.0%
Clifton Higher Education Finance Corp., TX, Revenue Bonds, (Idea Public Schools)
5.00%, 08/15/27	$1,000,000	$1,261,336
5.00%, 08/15/29	1,000,000	1,281,419
5.00%, 08/15/31	835,000	980,983

TOTAL EDUCATION		$3,523,738

GENERAL OBLIGATIONS – 2.5%
Collin County Community College District, TX, GO Limited, AD Valorem Property Tax, (Series A)
5.00%, 08/15/27	1,000,000	1,266,251
5.00%, 08/15/33	2,000,000	2,617,930
El Paso, TX, GO Limited, AD Valorem Property Tax, 4.00%, 08/15/33	2,300,000	2,661,862
State of Texas, TX, GO Unlimited, (College Student Loan), (Series A), 4.50%, 08/01/29	2,125,000	2,685,109

TOTAL GENERAL OBLIGATIONS		$9,231,152

HOUSING – 0.8%
Texas Department of Housing & Community Affairs, TX, Revenue Bonds, (Series A), 4.00%, 03/01/50	2,605,000	2,959,698

MEDICAL – 0.6%
North Central Texas Health Facility Development Corp., TX, Refunding Revenue Bonds, (Presbyterian Healthcare System), (Series B), (NATL), Prerefunded/ETM, 5.50%, 06/01/21	25,000	25,099
Tarrant County Cultural Education Facilities Finance Corp., TX, Revenue Bonds, Health, Hospital, Nursing Home Revenue (Christus Health), (Series B), 5.00%, 07/01/32	1,465,000	1,846,336
Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (AMBAC-TCRS), Prerefunded/ETM, 6.00%, 09/01/24	85,000	94,039
Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (FGIC-TCRS), Prerefunded/ETM, 6.00%, 09/01/24	90,000	99,570
Tarrant County Health Facilities Development Corp., TX, Revenue Bonds, (Harris Methodist Health System), (NATL-IBC), Prerefunded/ETM, 6.00%, 09/01/24	60,000	66,380

TOTAL MEDICAL		$2,131,424

SCHOOL DISTRICT – 1.4%
Beaumont Independent School District, TX, GO Unlimited Current Refunding, AD Valorem Property Tax, 4.00%, 02/15/31	1,000,000	1,160,005
Fort Worth Independent School District, TX, GO Unlimited, Advance Refunding, AD Valorem Property Tax, 5.00%, 02/15/24	350,000	396,441
Lewisville Independent School District, TX, GO Unlimited, AD Valorem Property Tax, 4.00%, 08/15/34	3,000,000	3,634,510

TOTAL SCHOOL DISTRICT		$5,190,956

ANNUAL REPORT / April 30, 2021

45	PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (continued)

Description	Par Value	Value

TRANSPORTATION – 1.5%
Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Senior Lien), 5.00%, 01/01/33	$1,470,000	$1,800,256
Central Texas Regional Mobility Authority, TX, Highways Improvement Revenue Bonds, (Series F), 5.00%, 01/01/25	1,000,000	1,140,815
Central Texas Turnpike System, TX, Revenue Bonds, (Series C), 5.00%, 08/15/32	1,225,000	1,380,222
Texas Transportation Commission State Highway Fund, TX, Refunding Revenue Bonds, (Series A), 5.00%, 04/01/22	915,000	956,040

TOTAL TRANSPORTATION		$5,277,333

UTILITIES – 1.5%
Austin, TX, Refunding Revenue Bonds, (BHAC-CR NATL-RE), 5.25%, 05/15/25	5,000,000	5,456,846

TOTAL TEXAS		$34,992,841

UTAH – 4.3%

AIRPORT – 1.9%
Salt Lake City Corp., UT, Revenue Bonds, (Series A)
5.00%, 07/01/32	3,000,000	3,718,582
5.00%, 07/01/33	2,500,000	3,089,407

TOTAL AIRPORT		$6,807,989

GENERAL OBLIGATIONS – 0.3%
State of Utah, UT, GO Unlimited, 5.00%, 07/01/26	1,000,000	1,231,541

MEDICAL – 2.1%
Salt Lake County, UT, Revenue Bonds, (IHC Health Services), (AMBAC), Prerefunded/ETM
5.40%, 02/15/28	2,500,000	2,902,954
5.13%, 02/15/33	4,110,000	4,735,091

TOTAL MEDICAL		$7,638,045

TOTAL UTAH		$15,677,575

WASHINGTON – 3.5%

GENERAL – 1.2%
Central Puget Sound Regional Transit Authority, WA, Revenue Bonds, (NATL), 4.75%, 02/01/28	3,885,000	4,327,021

Description	Par Value	Value

MEDICAL – 0.6%
Washington Health Care Facilities Authority, WA, Advance Refunding Revenue Bonds, Overlake Hospital Medical Center, 5.00%, 07/01/33	$1,750,000	$2,136,427

SCHOOL DISTRICT – 1.3%
Clark County School District No 114 Evergreen, WA, GO Unlimited, AD Valorem Property Tax, (SCH BD GTY), 4.00%, 12/01/33	3,000,000	3,714,038
King County School District No. 414 Lake Washington, WA, GO Limited, AD Valorem Property Tax, 4.00%, 12/01/23	1,000,000	1,097,708

TOTAL SCHOOL DISTRICT		$4,811,746

WATER – 0.4%
King County, Sewer, WA, Advance Refunding Revenue Bonds, 5.00%, 07/01/32	1,100,000	1,358,212

TOTAL WASHINGTON		$12,633,406

WISCONSIN – 0.1%

MEDICAL – 0.1%
Wisconsin Health & Educational Facilities Authority, WI, Current Refunding Revenue Bonds, (Aurora Health Care, Inc.), (Series A), Prerefunded/ETM, 5.13%, 04/15/31	500,000	547,112

TOTAL WISCONSIN		$547,112

TOTAL MUNICIPAL BONDS (Cost $343,686,562)		$358,041,117

	Number of Shares

MONEY MARKET FUND – 0.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	3,124,744	3,124,744

TOTAL MONEY MARKET FUND (Cost $3,124,744)		$3,124,744

TOTAL INVESTMENTS – 99.6% (Cost $346,811,306)		$361,165,861

OTHER ASSETS LESS LIABILITIES – 0.4%		1,501,925

TOTAL NET ASSETS – 100.0%		$362,667,786

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds	$—	$358,041,117	$—	$358,041,117
Money Market Fund	3,124,744	—	—	3,124,744

Total	$3,124,744	$358,041,117	$—	$361,165,861

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington Municipal Bond Fund (concluded)	46

**	Represents less than 0.05%.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their descriptions.

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Corporation
GO	General Obligation
IBC	International Bancshares Corporation
ICC	Insured Custody Certificates
LLC	Limited Liability Corporation
NATL	National Public Finance Guarantee Corporation
RE	Reinsurance
SCH BD GTY	School Bond Guaranty
TCRS	Tax Credit Reporting Service

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

47

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington New York Municipal Bond Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

Percentage of Total Net Assets
Higher Education	23.1%
Dedicated Tax	16.1%
Housing	13.6%
General Obligations	9.4%
Medical	7.3%
Transportation	7.0%
Airport	5.2%
Power	3.2%
Lease	2.6%
Development	2.2%
Student Housing	1.8%
Water	1.5%
Utilities	1.5%
Facilities	0.2%
Cash Equivalents(1)	4.3%
Other Assets and Liabilities - Net(2)	1.0%

TOTAL	100.0%

Credit Quality Diversification(3)	Percentage of Total Net Assets
AAA / Aaa	0.2%
AA / Aa	44.7%
A/ A	33.8%
BBB / Baa	16.0%
Not Rated	4.3%
Other Assets and Liabilities - Net(2)	1.0%

TOTAL	100.0%

(1)	Cash Equivalents include investments in a money market fund.

(2)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(3)

For financial reporting purposes, the Credit Quality Diversification table reflects the lowest rating assigned by either Moody’s Investors Service or Standard and Poor’s if the ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated as “Not Rated” are not rated by either rating agency and do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

MUNICIPAL BONDS – 94.7%

NEW YORK – 94.7%

AIRPORT – 5.2%
Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (205th Series), 5.00%, 11/15/32	$1,000,000	$1,247,833
Port Authority of New York & New Jersey, NY, Current Refunding Revenue Bonds, Port, Airport & Marina Improvements, (207th Series), 5.00%, 09/15/23	2,000,000	2,221,394

TOTAL AIRPORT		$3,469,227

DEDICATED TAX – 16.1%
Hudson Yards Infrastructure Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 02/15/33	1,175,000	1,422,557
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series A-1), 5.00%, 05/01/34	1,300,000	1,565,762

Description	Par Value	Value

New York City, NY, Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Public Improvements, (Sub-Series C-1), 5.00%, 11/01/25	$500,000	$601,123
New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, (Series D), 5.00%, 02/15/27	945,000	1,158,651
New York State Dormitory Authority, NY, Revenue Bonds, Public Improvements, (Series A), 5.00%, 03/15/32	2,000,000	2,443,749
New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), 4.00%, 03/15/37	1,000,000	1,193,012
New York State Urban Development Corp., NY, Advance Refunding Revenue Bonds, (Series A), 5.00%, 03/15/25	540,000	635,580
Sales Tax Asset Receivable Corp., NY, Current Refunding Revenue Bonds, (Series A), 5.00%, 10/15/31	1,500,000	1,731,822

TOTAL DEDICATED TAX		$10,752,256

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (continued)	48

Description	Par Value	Value

DEVELOPMENT – 2.2%
New York Liberty Development Corp., NY, Refunding Revenue Bonds, Goldman Sachs Headquarters, 5.25%, 10/01/35	$1,045,000	$1,490,354

FACILITIES – 0.2%
United Nations Development Corp., NY, Revenue Bonds, Public Improvements, Prerefunded/ETM , 5.90%, 05/01/23	115,000	121,387

GENERAL OBLIGATIONS – 9.4%
Nassau County, NY, GO, General Improvements, AD Valorem Property Tax, (Series C), (BAM), 5.00%, 10/01/31	545,000	677,826
Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series C), (BAM), 5.00%, 04/01/26	1,000,000	1,217,193
Nassau County, NY, GO, Public Improvements, AD Valorem Property Tax, (Series B), (BAM), 5.00%, 04/01/32	415,000	508,381
New York, NY, GO Unlimited, (Series A-1), 5.00%, 08/01/31	1,000,000	1,322,383
Yonkers, NY, GO, Refunding Notes, AD Valorem Property Tax, (Series A), (BAM)
5.00%, 05/01/26	1,000,000	1,212,074
5.00%, 05/01/30	1,000,000	1,304,198

TOTAL GENERAL OBLIGATIONS		$6,242,055

HIGHER EDUCATION – 23.1%
City of Albany Capital Resource Corp., NY, Refunding Revenue Bonds, Albany Law School of Union University Project
4.00%, 07/01/23	725,000	772,444
4.00%, 07/01/25	865,000	961,462
4.00%, 07/01/26	800,000	903,431
5.00%, 07/01/29	1,195,000	1,426,154
Dutchess County Local Development Corp., NY, Current Refunding Revenue Bonds, The Culinary Institute of America, 5.00%, 07/01/32	1,040,000	1,238,456
New York City Trust for Cultural Resources, NY, Current Refunding Revenue Bonds, The Juilliard School, (Series A), 5.00%, 01/01/33	1,025,000	1,311,059
New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, St. John’s University, (Series A) , 5.00%, 07/01/30	800,000	976,761
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Brooklyn Law School, (Series A), 5.00%, 07/01/33	1,200,000	1,489,893
New York State Dormitory Authority, NY, Refunding Revenue Bonds, (NATL-IBC), 5.25%, 05/15/21	5,000	5,008
New York State Dormitory Authority, NY, Refunding Revenue Bonds, School Districts Financing Program, School Improvements, (Series A), (AGM), 5.00%, 10/01/29	1,000,000	1,287,432
New York State Dormitory Authority, NY, Refunding Revenue Notes, 3rd General Resolution, (Series E), 5.00%, 05/15/27	1,740,000	1,826,293

Description	Par Value	Value

New York State Dormitory Authority, NY, Revenue Bonds, University & College Improvements, (Series A), (NATL), 5.75%, 07/01/27	$2,725,000	$3,196,623

TOTAL HIGHER EDUCATION		$15,395,016

HOUSING – 13.6%
New York City, NY, Housing Development Corp., Revenue Bonds, (Series C-1A), 3.50%, 11/01/33	2,000,000	2,181,869
New York City, NY, Housing Development Corp., Revenue Bonds, Sustainable Neighborhood Bonds
2.45%, 05/01/31	500,000	520,813
3.10%, 11/01/34	890,000	952,520
New York State Housing Finance Agency, NY, Multi Family Revenue Bonds, Climate Bond Certified/Sustainability Bonds (Series P), 1.60%, 11/01/24	1,000,000	1,007,116
New York State Mortgage Agency, NY, Current Refunding Revenue Bonds, (221th Series), 3.50%, 10/01/32	1,855,000	2,024,838
New York State Mortgage Agency, NY, Single Family Revenue Bonds, (223th Series), 3.50%, 04/01/49	1,180,000	1,271,799
New York State Mortgage Agency, NY, Single Family Revenue Bonds, (226th Series), 3.50%, 10/01/50	980,000	1,071,447

TOTAL HOUSING		$9,030,402

LEASE – 2.6%
Syracuse, NY, IDA, Revenue Bonds, Syracuse City School District Project, School Improvements, (Series B), (State Aid Withholding), 5.00%, 05/01/32	1,435,000	1,735,400

MEDICAL – 7.3%
New York State Dormitory Authority, NY, Advance Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (NYU Hospitals Center), 5.00%, 07/01/27	2,000,000	2,252,822
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (Montefiore Obligated Group), (Series A), 5.00%, 09/01/29	1,000,000	1,281,964
New York State Dormitory Authority, NY, Current Refunding Revenue Bonds, Health, Hospital, Nursing Home Revenue (North Shore-Long Island Jewish Obligated Group), (Series A), 5.00%, 05/01/24	1,160,000	1,317,099

TOTAL MEDICAL		$4,851,885

POWER – 3.2%
Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series A), 5.00%, 09/01/33	700,000	931,827
Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series B), 5.00%, 09/01/25	1,000,000	1,196,163

TOTAL POWER		$2,127,990

ANNUAL REPORT / April 30, 2021

49	PORTFOLIOS OF INVESTMENTS Wilmington New York Municipal Bond Fund (concluded)

Description	Par Value	Value

STUDENT HOUSING – 1.8%

Amherst Development Corp., NY, Advance Refunding Revenue Bonds, UBF Facility Student Housing Corp., (AGM), 5.00%, 10/01/31	$1,000,000	$1,210,594

TRANSPORTATION – 7.0%

Metropolitan Transportation Authority, NY, Revenue Bonds, (Series D-1), 5.00%, 09/01/22	1,500,000	1,593,561

Metropolitan Transportation Authority, NY, Revenue Green Bonds, (Series C-1), 5.00%, 11/15/24	1,000,000	1,161,120

New York State Thruway Authority, NY, Refunding Revenue Bonds, Highway Revenue Tolls, (Series K)

5.00%, 01/01/29	105,000	121,690

5.00%, 01/01/30	700,000	810,993

Triborough Bridge & Tunnel Authority, NY, Advance Refunding Revenue Bonds, Highway Revenue Tools, (Series A), 5.00%, 11/15/26	650,000	793,405

Triborough Bridge & Tunnel Authority, NY, Current Refunding Revenue Bonds, Highway Revenue Tools, (Series B), 5.00%, 11/15/29	200,000	214,505

TOTAL TRANSPORTATION		$4,695,274

UTILITIES –1.5%

Long Island Power Authority, NY, Electric, Light and Power Improvements, Revenue Bonds, (Series A), 5.00%, 09/01/34	750,000	993,813

Description	Par Value	Value

WATER – 1.5%

New York City Water & Sewer System, NY, Current Refunding Revenue Bonds, 2nd General Resolution, (Series EE), 5.00%, 06/15/31	$750,000	$1,026,455

TOTAL NEW YORK		$63,142,108

TOTAL MUNICIPAL BONDS (Cost $60,512,880)		$63,142,108

	Number of Shares

MONEY MARKET FUND – 4.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	2,873,821	2,873,821

TOTAL MONEY MARKET FUND (Cost $2,873,821)		$2,873,821

TOTAL INVESTMENTS – 99.0% (Cost $63,386,701)		$66,015,929

OTHER ASSETS LESS LIABILITIES – 1.0%		660,324

TOTAL NET ASSETS – 100.0%		$66,676,253

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Bonds	$—	$63,142,108	$—	$63,142,108

Money Market Fund	2,873,821	—	—	2,873,821

Total	$2,873,821	$63,142,108	$—	$66,015,929

^	7-Day net yield.

The following acronyms are used throughout this Fund:

AGM	Assured Guaranty Municipal

BAM	Build America Mutual Assurance Company

ETM	Escrowed to Maturity

GO	General Obligation

IBC	International Bancshares Corporation

IDA	Industrial Development Authority/Agency

NATL	Public Finance Guarantee Corporation

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	50

April 30, 2021	Wilmington Broad Market Bond Fund		Wilmington Intermediate-Term Bond Fund		Wilmington Short-Term Bond Fund

ASSETS:
Investments, at identified cost	$638,935,364		$44,740,852		$46,650,307

Investments in securities, at value	$663,689,427	(a)	$46,198,364	(a)	$47,171,277	(a)
Cash	18		—		—
Income receivable	3,450,603		257,886		250,651
Foreign tax reclaim receivable	12,712		1,749		1,453
Due from advisor	—		2,636		1,712
Receivable for shares sold	1,000,570		108		40,175
Receivable for investments sold	4,037,354		—		—
Prepaid assets	23,395		19,972		18,971

TOTAL ASSETS	672,214,079		46,480,715		47,484,239

LIABILITIES:
Payable for investments purchased	8,034,306		—		—
Collateral for securities on loan	37,486,040		2,246,163		4,239,961
Income distribution payable	507,172		31,526		5,542
Payable for shares redeemed	81,834		130,800		29,751
Payable for Trustees’ fees	9,264		9,250		9,262
Payable for administration fees	15,368		1,097		1,069
Payable for distribution services fees	460		222		776
Payable for shareholder services fees	184		89		—
Payable for investment advisory fees	171,518		—		—
Other accrued expenses	118,026		63,662		60,352

TOTAL LIABILITIES	46,424,172		2,482,809		4,346,713

NET ASSETS	$625,789,907		$43,997,906		$43,137,526

NET ASSETS CONSIST OF:
Paid-in capital	$602,382,473		$42,063,918		$43,322,300
Distributable earnings (loss)	23,407,434		1,933,988		(184,774)

TOTAL NET ASSETS	$625,789,907		$43,997,906		$43,137,526

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$2,233,938		$1,077,224		$3,773,502

Shares outstanding (unlimited shares authorized)	217,852		107,151		370,957

Net Asset Value per share	$10.25		$10.05		$10.17

Offering Price per share*	$10.73	**	$10.52	**	$10.35	***

Class I
Net Assets	$623,555,969		$42,920,682		$39,364,024

Shares outstanding (unlimited shares authorized)	61,852,933		4,267,484		3,868,808

Net Asset Value and Offering Price per share	$10.08		$10.06		$10.17

(a)	Including $36,526,579, $2,184,902, and $4,151,798, respectively, of securities on loan (Note 2).
*	See “How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.
***	Computation of offering price per share: 100/98.25 of net asset value.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

51	STATEMENTS OF ASSETS AND LIABILITIES (concluded)

			Wilmington
	Wilmington		New York
	Municipal Bond		Municipal Bond
April 30, 2021	Fund		Fund

ASSETS:
Investments, at identified cost	$346,811,306		$63,386,701

Investments in securities, at value	$361,165,861		$66,015,929
Income receivable	4,404,509		730,830
Receivable for shares sold	375,785		23,029
Receivable for investments sold	30,188		—
Prepaid assets	27,559		14,871

TOTAL ASSETS	366,003,902		66,784,659
LIABILITIES:
Payable for investments purchased	2,612,944		—
Income distribution payable	393,154		26,749
Payable for shares redeemed	97,489		229
Payable for Trustees’ fees	9,264		9,264
Payable for administration fees	8,960		1,595
Payable for distribution services fees	4,897		1,392
Payable for investment advisory fees	108,674		11,017
Other accrued expenses	100,734		58,160

TOTAL LIABILITIES	3,336,116		108,406

NET ASSETS	$362,667,786		$66,676,253
NET ASSETS CONSIST OF:
Paid-in capital	$348,134,668		$63,939,504
Distributable earnings (loss)	14,533,118		2,736,749

TOTAL NET ASSETS	$362,667,786		$66,676,253
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A
Net Assets	$23,716,113		$6,789,287

Shares outstanding (unlimited shares authorized)	1,768,242		635,045

Net Asset Value per share	$13.41		$10.69

Offering Price per share*	$14.04	**	$11.19	**

Class I
Net Assets	$338,951,673		$59,886,966

Shares outstanding (unlimited shares authorized)	25,261,536		5,597,973

Net Asset Value and Offering Price per share	$13.42		$10.70

*	See ’How are Shares Priced?” in the Prospectus.
**	Computation of offering price per share: 100/95.50 of net asset value.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	52

	Wilmington	Wilmington	Wilmington
	Broad Market	Intermediate-Term	Short-Term
Year Ended April 30, 2021	Bond Fund	Bond Fund	Bond Fund

INVESTMENT INCOME:
Dividends	$297,150	$2,600	$24,508
Interest	13,028,628	1,127,199	763,784
Securities lending income, net	31,357	1,721	1,305

TOTAL INVESTMENT INCOME	13,357,135	1,131,520	789,597
EXPENSES:
Investment advisory fees	2,662,687	217,457	183,646
Administration fees	178,804	14,604	13,876
Portfolio accounting and administration fees	122,520	25,279	20,039
Custodian fees	17,266	166	2,913
Transfer and dividend disbursing agent fees and expenses	81,142	2,389	4,987
Trustees’ fees	56,885	56,884	56,884
Professional fees	104,148	99,217	99,323
Distribution services fee—Class A	7,639	3,343	10,573
Shareholder services fee—Class A	7,639	3,343	10,573
Shareholder services fee—Class I	1,096,001	90,613	79,801
Share registration costs	35,250	32,730	30,911
Printing and postage	12,080	5,217	4,068
Miscellaneous	58,052	22,067	21,494

TOTAL EXPENSES	4,440,113	573,309	539,088
WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(548,373)	(239,223)	(217,765)
Waiver of shareholder services fee—Class A	(4,863)	(2,509)	(10,573)
Waiver of shareholder services fee—Class I	(1,096,001)	(90,613)	(79,801)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,649,237)	(332,345)	(308,139)
Net expenses	2,790,876	240,964	230,949

Net investment income	10,566,259	890,556	558,648

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,034,695	851,602	484,700
Net change in unrealized appreciation (depreciation) on investments	(8,079,861)	(558,932)	(291,163)

Net realized and unrealized gain (loss)	(7,045,166)	292,670	193,537

Change in net assets resulting from operations	$3,521,093	$1,183,226	$752,185

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

53	STATEMENTS OF OPERATIONS (concluded)

Year Ended April 30, 2021	Wilmington Municipal Bond Fund	Wilmington New York Municipal Bond Fund

INVESTMENT INCOME:
Dividends	$1,763	$479
Interest	8,224,448	1,373,949

TOTAL INVESTMENT INCOME	8,226,211	1,374,428

EXPENSES:
Investment advisory fees	1,629,012	291,222
Administration fees	109,399	19,557
Portfolio accounting and administration fees	103,611	28,600
Custodian fees	6,106	1,576
Transfer and dividend disbursing agent fees and expenses	77,084	9,666
Trustees’ fees	56,884	56,884
Professional fees	102,104	94,560
Distribution services fee—Class A	61,309	17,807
Shareholder services fee—Class A	61,309	17,807
Shareholder services fee—Class I	636,533	108,852
Share registration costs	37,105	12,591
Printing and postage	21,493	4,350
Miscellaneous	42,368	22,702

TOTAL EXPENSES	2,944,317	686,174

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(411,353)	(172,827)
Waiver of shareholder services fee—Class A	(61,309)	(17,807)
Waiver of shareholder services fee—Class I	(636,533)	(108,852)

TOTAL WAIVERS AND REIMBURSEMENTS	(1,109,195)	(299,486)

Net expenses	1,835,122	386,688

Net investment income	6,391,089	987,740

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	645,351	107,719
Net change in unrealized appreciation (depreciation) on investments	17,819,225	3,024,023

Net realized and unrealized gain (loss)	18,464,576	3,131,742

Change in net assets resulting from operations	$24,855,665	$4,119,482

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	54

	Wilmington		Wilmington
	Broad Market Bond Fund		Intermediate-Term Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2021	2020	2021	2020

OPERATIONS:
Net investment income	$10,566,259	$12,467,103	$890,556	$1,310,261
Net realized gain (loss)	1,034,695	3,339,184	851,602	980,351
Net change in unrealized appreciation (depreciation)	(8,079,861)	31,263,726	(558,932)	1,645,505

Change in net assets resulting from operations	3,521,093	47,070,013	1,183,226	3,936,117

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(57,237)	(64,387)	(46,774)	(42,342)
Class I	(13,005,551)	(13,059,554)	(1,738,108)	(1,594,387)

Total distributions to shareholders	(13,062,788)	(13,123,941)	(1,784,882)	(1,636,729)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	10,983	535,517	—	—
Class I	161,501,172	173,643,574	5,680,360	8,082,186
Distributions reinvested
Class A	43,241	46,198	40,122	33,152
Class I	6,841,724	7,046,793	1,186,329	786,619
Cost of shares redeemed
Class A	(1,023,382)	(1,044,490)	(500,845)	(312,432)
Class I	(71,108,914)	(222,700,202)	(11,317,185)	(39,612,198)

Change in net assets resulting from share transactions	96,264,824	(42,472,610)	(4,911,219)	(31,022,673)

Change in net assets	86,723,129	(8,526,538)	(5,512,875)	(28,723,285)
NET ASSETS:
Beginning of year	539,066,778	547,593,316	49,510,781	78,234,066

End of year	$625,789,907	$539,066,778	$43,997,906	$49,510,781

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,045	52,652	—	—
Class I	15,668,630	17,484,936	550,449	805,727
Distributions reinvested
Class A	4,124	4,567	3,905	3,303
Class I	664,400	709,331	115,516	78,410
Shares redeemed
Class A	(99,320)	(105,610)	(48,824)	(31,017)
Class I	(6,930,181)	(22,708,456)	(1,101,123)	(3,974,501)

Net change resulting from share transactions	9,308,698	(4,562,580)	(480,077)	(3,118,078)

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

55	STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Wilmington		Wilmington
	Short-Term Bond Fund		Municipal Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	April 30,	April 30,	April 30,
	2021	2020	2021	2020

OPERATIONS:
Net investment income	$558,648	$983,177	$6,391,089	$6,346,416
Net realized gain (loss)	484,700	321,471	645,351	6,015,567
Net change in unrealized appreciation (depreciation)	(291,163)	686,722	17,819,225	(12,257,840)

Change in net assets resulting from operations	752,185	1,991,370	24,855,665	104,143

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(45,162)	(103,114)	(375,628)	(897,121)
Class I	(539,055)	(911,687)	(6,015,381)	(10,143,822)

Total distributions to shareholders	(584,217)	(1,014,801)	(6,391,009)	(11,040,943)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	151,416	1,023,822	96,944	1,158,841
Class I	8,595,743	9,978,636	91,294,870	125,486,757
Distributions reinvested
Class A	28,778	55,577	258,476	612,894
Class I	418,042	683,168	1,159,039	4,834,614
Cost of shares redeemed
Class A	(2,527,671)	(589,051)	(1,984,181)	(5,875,324)
Class I	(12,504,154)	(13,511,420)	(87,290,779)	(64,462,561)

Change in net assets resulting from share transactions	(5,837,846)	(2,359,268)	3,534,369	61,755,221

Change in net assets	(5,669,878)	(1,382,699)	21,999,025	50,818,421

NET ASSETS:
Beginning of year	48,807,404	50,190,103	340,668,761	289,850,340

End of year	$43,137,526	$48,807,404	$362,667,786	$340,668,761

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	14,876	101,662	7,247	86,244
Class I	842,309	992,906	6,855,359	9,669,481
Distributions reinvested
Class A	2,821	5,524	19,390	45,846
Class I	40,966	67,892	86,913	362,237
Shares redeemed
Class A	(247,672)	(58,587)	(148,576)	(438,848)
Class I	(1,225,792)	(1,341,738)	(6,552,931)	(4,875,090)

Net change resulting from share transactions	(572,492)	(232,341)	267,402	4,849,870

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	56

	Wilmington New York Municipal Bond Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020

OPERATIONS:
Net investment income	$987,740	$1,032,991
Net realized gain (loss)	107,719	714,111
Net change in unrealized appreciation (depreciation)	3,024,023	(1,682,471)

Change in net assets resulting from operations	4,119,482	64,631

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(106,060)	(168,791)
Class I	(1,004,854)	(1,288,518)

Total distributions to shareholders	(1,110,914)	(1,457,309)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Class A	15,098	79,147
Class I	15,938,527	13,716,192
Distributions reinvested
Class A	72,107	120,538
Class I	677,063	919,727
Cost of shares redeemed
Class A	(894,498)	(1,430,945)
Class I	(14,370,924)	(11,791,130)

Change in net assets resulting from share transactions	1,437,373	1,613,529

Change in net assets	4,445,941	220,851

NET ASSETS:
Beginning of year	62,230,312	62,009,461

End of year	$66,676,253	$62,230,312

SHARES OF BENEFICIAL INTEREST:
Shares sold
Class A	1,425	7,486
Class I	1,500,629	1,308,297
Distributions reinvested
Class A	6,798	11,368
Class I	63,777	86,687
Shares redeemed
Class A	(84,348)	(135,330)
Class I	(1,354,690)	(1,122,548)

Net change resulting from share transactions	133,591	155,960

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

57	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON BROAD MARKET BOND FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$10.39	$ 9.71	$ 9.51	$ 9.78	$ 9.94
Income (Loss) From Operations:
Net Investment Income(a)	0.15	0.21	0.21	0.18	0.16
Net Realized and Unrealized Gain (Loss)	(0.10)	0.69	0.21	(0.26)	(0.14)
Total Income (Loss) From Operations	0.05	0.90	0.42	(0.08)	0.02
Less Distributions From:
Net Investment Income	(0.18)	(0.22)	(0.22)	(0.19)	(0.18)
Net Realized Gains	(0.01)	—	—	—	—
Total Distributions	(0.19)	(0.22)	(0.22)	(0.19)	(0.18)
Net Asset Value, End of Year	$10.25	$10.39	$ 9.71	$ 9.51	$ 9.78

Total Return(b)	0.51%	9.35%	4.45%	(0.81)%	0.22%
Net Assets, End of Year (000’s)	$2,234	$3,242	$3,501	$4,074	$4,503
Ratios to Average Net Assets
Gross Expense(c)	1.06%	1.07%	1.08%	1.09%	1.09%
Net Expense(c),(d)	0.81%	0.83%	0.83%	0.87%	0.89%
Net Investment Income	1.46%	2.06%	2.18%	1.82%	1.62%
Portfolio Turnover Rate	34%	46%	36%	34%	32%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 10.22	$ 9.55	$ 9.35	$ 9.62	$ 9.78
Income (Loss) From Operations:
Net Investment Income(a)	0.18	0.24	0.24	0.21	0.19
Net Realized and Unrealized Gain (Loss)	(0.09)	0.68	0.21	(0.26)	(0.14)
Total Income (Loss) From Operations	0.09	0.92	0.45	(0.05)	0.05
Less Distributions From:
Net Investment Income	(0.22)	(0.25)	(0.25)	(0.22)	(0.21)
Net Realized Gains	(0.01)	—	—	—	—
Total Distributions	(0.23)	(0.25)	(0.25)	(0.22)	(0.21)
Net Asset Value, End of Year	$ 10.08	$ 10.22	$ 9.55	$ 9.35	$ 9.62
Total Return(b)	0.83%	9.74%	4.84%	(0.52)%	0.54%
Total Return(b)	0.83%	9.74%	4.84%	(0.52)%	0.54%
Net Assets, End of Year (000’s)	$623,556	$535,825	$544,092	$506,940	$503,184
Ratios to Average Net Assets
Gross Expense(c)	0.75%	0.82%	0.83%	0.84%	0.84%
Net Expense(c),(d)	0.47%	0.49%	0.49%	0.53%	0.55%
Net Investment Income	1.79%	2.40%	2.52%	2.18%	1.96%
Portfolio Turnover Rate	34%	46%	36%	34%	32%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	58

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON INTERMEDIATE-TERM BOND FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$10.19	$ 9.81	$ 9.58	$ 9.88	$ 10.01
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.19	0.19	0.16	0.13
Net Realized and Unrealized Gain (Loss)	0.05	0.44	0.23	(0.27)	(0.12)
Total Income (Loss) From Operations	0.21	0.63	0.42	(0.11)	0.01
Less Distributions From:
Net Investment Income	(0.16)	(0.19)	(0.19)	(0.16)	(0.13)
Net Realized Gains	(0.19)	(0.06)	0.00(b)	(0.03)	(0.01)
Total Distributions	(0.35)	(0.25)	(0.19)	(0.19)	(0.14)
Net Asset Value, End of Year	$10.05	$10.19	$ 9.81	$ 9.58	$ 9.88

Total Return(c)	1.98%	6.48%	4.47%	(1.14)%	0.16%
Net Assets, End of Year (000’s)	$1,077	$1,550	$1,763	$1,912	$2,765
Ratios to Average Net Assets
Gross Expense(d)	1.49%	1.40%	1.32%	1.26%	1.18%
Net Expense(d),(e)	0.80%	0.80%	0.80%	0.83%	0.86%
Net Investment Income	1.54%	1.92%	1.96%	1.65%	1.32%
Portfolio Turnover Rate	35%	35%	25%	30%	39%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 10.20	$ 9.81	$ 9.59	$ 9.88	$ 10.02
Income (Loss) From Operations:
Net Investment Income(a)	0.19	0.22	0.22	0.19	0.17
Net Realized and Unrealized Gain (Loss)	0.05	0.45	0.22	(0.26)	(0.13)
Total Income (Loss) From Operations	0.24	0.67	0.44	(0.07)	0.04
Less Distributions From:
Net Investment Income	(0.19)	(0.22)	(0.22)	(0.19)	(0.17)
Net Realized Gains	(0.19)	(0.06)	0.00(b)	(0.03)	(0.01)
Total Distributions	(0.38)	(0.28)	(0.22)	(0.22)	(0.18)
Net Asset Value, End of Year	$ 10.06	$ 10.20	$ 9.81	$ 9.59	$ 9.88

Total Return(c)	2.32%	6.92%	4.68%	(0.72)%	0.40%
Net Assets, End of Year (000’s)	$42,921	$47,961	$76,471	$82,301	$127,103
Ratios to Average Net Assets
Gross Expense(d)	1.18%	1.15%	1.07%	1.01%	0.93%
Net Expense(d),(e)	0.49%	0.49%	0.49%	0.52%	0.53%
Net Investment Income	1.85%	2.23%	2.26%	1.96%	1.66%
Portfolio Turnover Rate	35%	35%	25%	30%	39%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Represents less than $0.005.

(c)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.
(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

59	FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON SHORT-TERM BOND FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$10.14	$ 9.95	$ 9.85	$ 9.99	$10.07
Income (Loss) From Operations:
Net Investment Income(a)	0.10	0.18	0.16	0.12	0.10
Net Realized and Unrealized Gain (Loss)	0.04	0.19	0.11	(0.12)	(0.06)
Total Income (Loss) From Operations	0.14	0.37	0.27	0.00(b)	0.04
Less Distributions From:
Net Investment Income	(0.11)	(0.18)	(0.17)	(0.14)	(0.12)
Total Distributions	(0.11)	(0.18)	(0.17)	(0.14)	(0.12)
Net Asset Value, End of Year	$10.17	$10.14	$ 9.95	$ 9.85	$ 9.99

Total Return(c)	1.34%	3.78%	2.79%	(0.03)%	0.43%
Net Assets, End of Year (000’s)	$3,774	$6,094	$5,494	$5,973	$6,628
Ratios to Average Net Assets
Gross Expense(d)	1.46%	1.43%	1.42%	1.37%	1.23%
Net Expense(d),(e)	0.73%	0.73%	0.73%	0.73%	0.73%
Net Investment Income	1.01%	1.76%	1.65%	1.22%	0.96%
Portfolio Turnover Rate	92%	140%(f)	67%	42%	72%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 10.14	$ 9.95	$ 9.85	$ 9.99	$ 10.07
Income (Loss) From Operations:
Net Investment Income(a)	0.13	0.20	0.19	0.15	0.12
Net Realized and Unrealized Gain (Loss)	0.03	0.20	0.11	(0.13)	(0.05)
Total Income (Loss) From Operations	0.16	0.40	0.30	0.02	0.07
Less Distributions From:
Net Investment Income	(0.13)	(0.21)	(0.20)	(0.16)	(0.15)
Total Distributions	(0.13)	(0.21)	(0.20)	(0.16)	(0.15)
Net Asset Value, End of Year	$ 10.17	$ 10.14	$ 9.95	$ 9.85	$ 9.99

Total Return(c)	1.59%	4.04%	3.04%	0.22%	0.68%
Net Assets, End of Year (000’s)	$39,364	$42,713	$44,696	$46,309	$64,706
Ratios to Average Net Assets
Gross Expense(d)	1.15%	1.19%	1.17%	1.11%	0.98%
Net Expense(d),(e)	0.48%	0.48%	0.48%	0.48%	0.48%
Net Investment Income	1.24%	2.01%	1.90%	1.46%	1.19%
Portfolio Turnover Rate	92%	140%(f)	67%	42%	72%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Represents less than $0.005.

(c)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(d)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(e)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(f)

The portfolio turnover rate for the fiscal year ended April 30, 2020 increased due to elevated trading activity required to take advantage of changing market conditions in the short-term fixed income market.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	60

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON MUNICIPAL BOND FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$ 12.72	$ 13.22	$ 12.78	$ 13.14	$ 13.54
Income (Loss) From Operations:
Net Investment Income(a)	0.20	0.25	0.26	0.22	0.22
Net Realized and Unrealized Gain (Loss)	0.70	(0.28)	0.44	(0.26)	(0.31)
Total Income (Loss) From Operations	0.90	(0.03)	0.70	(0.04)	(0.09)
Less Distributions From:
Net Investment Income	(0.21)	(0.25)	(0.26)	(0.22)	(0.22)
Net Realized Gains	—	(0.22)	—	(0.10)	(0.09)
Total Distributions	(0.21)	(0.47)	(0.26)	(0.32)	(0.31)
Net Asset Value, End of Year	$ 13.41	$ 12.72	$ 13.22	$ 12.78	$ 13.14

Total Return(b)	7.05%	(0.36)%	5.52%	(0.29)%	(0.65)%
Net Assets, End of Year (000’s)	$23,716	$24,052	$29,050	$29,109	$31,951
Ratios to Average Net Assets
Gross Expense(c)	1.10%	1.09%	1.10%	1.10%	1.09%
Net Expense(c),(d)	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	1.53%	1.90%	1.99%	1.70%	1.62%
Portfolio Turnover Rate	24%	81%	83%	79%	40%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 12.73	$ 13.23	$ 12.79	$ 13.15	$ 13.55
Income (Loss) From Operations:
Net Investment Income(a)	0.24	0.29	0.29	0.26	0.25
Net Realized and Unrealized Gain (Loss)	0.69	(0.28)	0.44	(0.26)	(0.31)
Total Income (Loss) From Operations	0.93	0.01	0.73	0.00(e)	(0.06)
Less Distributions From:
Net Investment Income	(0.24)	(0.29)	(0.29)	(0.26)	(0.25)
Net Realized Gains	—	(0.22)	—	(0.10)	(0.09)
Total Distributions	(0.24)	(0.51)	(0.29)	(0.36)	(0.34)
Net Asset Value, End of Year	$ 13.42	$ 12.73	$ 13.23	$ 12.79	$ 13.15

Total Return(b)	7.32%	(0.10)%	5.78%	(0.03)%	(0.39)%
Net Assets, End of Year (000’s)	$338,952	$316,617	$260,800	$259,934	$263,825
Ratios to Average Net Assets
Gross Expense(c)	0.79%	0.84%	0.85%	0.85%	0.84%
Net Expense(c),(d)	0.49%	0.49%	0.49%	0.49%	0.49%
Net Investment Income	1.78%	2.14%	2.24%	1.95%	1.87%
Portfolio Turnover Rate	24%	81%	83%	79%	40%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

(e)	Represents less than $0.005.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

61	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON NEW YORK MUNICIPAL BOND FUND

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS A
Net Asset Value, Beginning of Year	$10.20	$10.43	$10.18	$ 10.56	$ 10.91
Income (Loss) From Operations:
Net Investment Income(a)	0.14	0.15	0.15	0.15	0.16
Net Realized and Unrealized Gain (Loss)	0.51	(0.16)	0.36	(0.22)	(0.25)
Total Income (Loss) From Operations	0.65	(0.01)	0.51	(0.07)	(0.09)
Less Distributions From:
Net Investment Income	(0.14)	(0.15)	(0.15)	(0.15)	(0.16)
Net Realized Gains	(0.02)	(0.07)	(0.11)	(0.16)	(0.10)
Total Distributions	(0.16)	(0.22)	(0.26)	(0.31)	(0.26)
Net Asset Value, End of Year	$10.69	$10.20	$10.43	$ 10.18	$ 10.56

Total Return(b)	6.38%	(0.12)%	5.16%	(0.75)%	(0.81)%
Net Assets, End of Year (000’s)	$6,789	$7,251	$8,630	$14,863	$17,554
Ratios to Average Net Assets
Gross Expense(c)	1.34%	1.34%	1.33%	1.28%	1.24%
Net Expense(c),(d)	0.82%	0.82%	0.83%	0.84%	0.84%
Net Investment Income	1.31%	1.43%	1.50%	1.43%	1.50%
Portfolio Turnover Rate	14%	60%	45%	64%	32%

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2017
CLASS I
Net Asset Value, Beginning of Year	$ 10.20	$ 10.43	$ 10.19	$ 10.57	$ 10.92
Income (Loss) From Operations:
Net Investment Income(a)	0.16	0.18	0.18	0.18	0.19
Net Realized and Unrealized Gain (Loss)	0.53	(0.16)	0.35	(0.22)	(0.25)
Total Income (Loss) From Operations	0.69	0.02	0.53	(0.04)	(0.06)
Less Distributions From:
Net Investment Income	(0.17)	(0.18)	(0.18)	(0.18)	(0.19)
Net Realized Gains	(0.02)	(0.07)	(0.11)	(0.16)	(0.10)
Total Distributions	(0.19)	(0.25)	(0.29)	(0.34)	(0.29)
Net Asset Value, End of Year	$ 10.70	$ 10.20	$ 10.43	$ 10.19	$ 10.57

Total Return(b)	6.74%	0.13%	5.32%	(0.50)%	(0.55)%
Net Assets, End of Year (000’s)	$59,887	$54,979	$53,379	$56,626	$67,991
Ratios to Average Net Assets
Gross Expense(c)	1.03%	1.09%	1.09%	1.03%	0.99%
Net Expense(c),(d)	0.57%	0.57%	0.58%	0.59%	0.59%
Net Investment Income	1.55%	1.68%	1.76%	1.68%	1.75%
Portfolio Turnover Rate	14%	60%	45%	64%	32%

(a)	Per share amounts have been calculated using the average shares method.

(b)	Based on net asset value, which does not reflect the sales charge, if applicable. Total returns for periods of less than one year, if any, are not annualized.

(c)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(d)	The investment advisor and other service providers waived or reimbursed a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	62

Wilmington Funds

April 30, 2021

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 funds, 5 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 7 funds are presented in separate reports.

Fund	Investment Goal
Wilmington Broad Market Bond Fund (“Broad Market Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Intermediate-Term Bond Fund (“Intermediate-Term Bond Fund”)(d)	The Fund seeks to provide current income and secondarily, capital growth.

Wilmington Short-Term Bond Fund (“Short-Term Bond Fund”)(d)	The Fund seeks to provide current income.

Wilmington Municipal Bond Fund (“Municipal Bond Fund”)(d)	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Wilmington New York Municipal Bond Fund (“New York Municipal Bond Fund”)(n)	The Fund seeks to provide current income that is exempt from both federal and New York personal income taxes.

(d)	Diversified

(n)	Non-diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I and Institutional Class. Service Class, Select Class, Administrative Class and Institutional Class are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares outstanding of the class at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading.

Investment Valuation – The Funds utilize a fair value approach. The fair value of the Funds’ portfolio securities are determined as follows:

•	investments in open-end regulated investment companies are valued at NAV;

•

for fixed income securities, according to prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost provided such amount approximates fair value; and

•	for all other securities, at fair value as determined in accordance with procedures established by and under the general supervision of the Board of Trustees (“Trustees”).

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, investments in open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

ANNUAL REPORT / April 30, 2021

63	NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
Broad Market Bond Fund
Bank of America Securities, Inc.	$7,122,349	$7,122,349	$—	$—
Citigroup Global Markets Ltd.	3,666,993	3,666,993	—	—
Daiwa Capital Markets America	7,122,349	7,122,349	—	—
RBC Dominion Securities, Inc.	7,122,349	7,122,349	—	—

	$25,034,040	$25,034,040	$—	$—

Intermediate-Term Bond Fund
Bank of America Securities, Inc.	$426,771	$426,771	$—	$—
BNP Paribas SA	426,771	426,771	—	—
Citigroup Global Markets Ltd.	426,771	426,771	—	—
Daiwa Capital Markets America	426,771	426,771	—	—
Morgan Stanley & Co.	112,308	112,308	—	—
RBC Dominion Securities, Inc.	426,771	426,771	—	—

	$2,246,163	$2,246,163	$—	$—

Short-Term Bond Fund
Bank of America Securities, Inc.	$805,597	$805,597	$—	$—
Citigroup Global Markets Ltd.	717,573	717,573	—	—
Daiwa Capital Markets America	805,597	805,597	—	—
HSBC Securities USA, Inc.	805,597	805,597	—	—
RBC Dominion Securities, Inc.	805,597	805,597	—	—

	$3,939,961	$3,939,961	$—	$—

(1)The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Dividends and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	64

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. A Fund will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Lending of Portfolio Securities – The Trust has entered into an agreement with its custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Any increase or decrease in the fair value of securities loaned and any interest or dividends earned on those securities during the term of the loan would be for the account of the Funds. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities plus a margin which varies depending on the type of securities owned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Under the terms of the agreement, cash collateral received is invested in one or more approved investments. Investments purchased with cash collateral are presented on the Portfolios of Investments under the caption “Cash Collateral Invested for Securities on Loan.”

The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds.

At April 30, 2021, the securities loaned which are subject to a MSLA on a net payment basis are as follows:

Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Exposure(2)

Broad Market Bond Fund	$36,526,579	$36,526,579	$—

Intermediate-Term Bond Fund	2,184,902	2,184,902	—

Short-Term Bond Fund	4,151,798	4,151,798	—

(1)  Collateral with a value of $37,486,040, $2,246,163 and $4,239,961, respectively, has been received in connection with securities lending transactions. The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2021.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to paydown gains (losses) on mortgage-backed securities and premium amortization on callable debt securities. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified

ANNUAL REPORT / April 30, 2021

65	NOTES TO FINANCIAL STATEMENTS (continued)

between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2021, there were no such reclassifications.

The tax character of distributions for the corresponding fiscal year ends were as follows:

Fund	Ordinary Income*	2021 Tax Exempt Income	Long-Term Capital Gains	Ordinary Income*	2020 Tax Exempt Income	Long-Term Capital Gains

Broad Market Bond Fund	$12,325,968	$ —	$736,820	$13,123,941	$ —	$ —
Intermediate-Term Bond Fund	1,003,541	—	781,341	1,443,833	—	192,896
Short-Term Bond Fund	584,217	—	—	1,014,801	—	—
Municipal Bond Fund	43,993	6,347,016	—	1,145,984	6,195,042	3,699,917
New York Municipal Bond Fund	997	986,746	123,171	33,820	999,116	424,373

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of April 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)

Broad Market Bond Fund	$638,943,660	$28,170,718	$(3,424,951)	$24,745,767
Intermediate-Term Bond Fund	44,741,634	1,660,043	(203,313)	1,456,730
Short-Term Bond Fund	46,659,516	538,456	(26,695)	511,761
Municipal Bond Fund	346,815,145	14,732,626	(381,910)	14,350,716
New York Municipal Bond Fund	63,386,701	2,686,614	(57,386)	2,629,228

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Other Timing Differences*	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings

Broad Market Bond Fund	$785,790	$ —	$ —	$(507,172)	$24,745,767	$ —	$(1,616,951)	$23,407,434
Intermediate-Term Bond Fund	105,118	—	403,666	(31,526)	1,456,730	—	—	1,933,988
Short-Term Bond Fund	29,437	—	—	(5,542)	511,761	(720,430)	—	(184,774)
Municipal Bond Fund	—	389,977	185,579	(393,154)	14,350,716	—	—	14,533,118
New York Municipal Bond Fund	24,264	26,554	83,455	(26,752)	2,629,228	—	—	2,736,749

*	Other timing differences are comprised primarily of dividends payable to Fund shareholders, which for tax reporting purposes are not recognized until paid.

Capital loss carryforwards represent realized losses that may be carried forward for an unlimited period and applied against future capital gains for U.S. federal income tax purposes. Such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of April 30, 2021, character of capital loss carryforwards were as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total Capital Loss Carryforwards

Short-Term Bond Fund	$68,046	$652,384	$720,430

For the year ended April 30, 2021, capital loss carryforwards utilized were as follows:

Fund	Capital Loss Carryforwards Utilized

Short-Term Bond Fund	$450,375

Late year loss deferrals represent (1) net specified losses realized between November 1 and April 30 of each year and (2) ordinary losses realized between January 1 and April 30 of each year that the Fund has elected for U.S. federal income tax purposes to treat as occurring on the first day of the following tax year. As of April 30, 2021, late year loss deferrals were as follows:

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	66

Fund	Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses

Broad Market Bond Fund	$—	$1,076,944	$540,007

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate

Broad Market Bond Fund	0.45%
Intermediate-Term Bond Fund	0.45%
Short-Term Bond Fund	0.40%
Municipal Bond Fund	0.45%
New York Municipal Bond Fund	0.45%

WFMC and the Funds’ distributor and shareholder service provider have contractually agreed to waive their fees and/or reimburse expenses through January 31, 2022 so that total annual fund operating expenses paid by the Funds (not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Funds’ distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

The contractual expense limitations are as follows:

	Current Contractual Expense Limitations
Fund	Class A	Class I

Broad Market Bond Fund*	0.78%	0.43%
Intermediate-Term Bond Fund	0.84%	0.49%
Short-Term Bond Fund	0.73%	0.48%
Municipal Bond Fund	0.74%	0.49%
New York Municipal Bond Fund	0.82%	0.57%

*	Prior to January 4, 2021, the Broad Market Bond Fund’s contractual expense limitation was 0.84% and 0.49% for Class A and Class I, respectively.

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust

WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion

BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2021, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor,

ANNUAL REPORT / April 30, 2021

67	NOTES TO FINANCIAL STATEMENTS (continued)

at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares, for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees paid by the Funds as follows:

Fund	Distribution Fees from Class A

Broad Market Bond Fund	$ 6,284
Intermediate-Term Bond Fund	1,601
Short-Term Bond Fund	8,001
Municipal Bond Fund	51,498
New York Municipal Bond Fund	14,649

Sales Charges – The Class A shares of all the Funds bear front-end sales charges.

For the year ended April 30, 2021, M&T received sales charges on the sale of Class A shares as follows:

Fund	Sales Charges from Class A

Broad Market Bond Fund	$293
Intermediate-Term Bond Fund	—
Short-Term Bond Fund	121
Municipal Bond Fund	511
New York Municipal Bond Fund	713

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Class A shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. Prior to January 31, 2021, the Funds’ Class I shares were included in the Shareholder Services Plan whereby the Funds could pay up to 0.25% of the average daily net assets of each Fund’s Class I shares to financial intermediaries (including ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. Effective January 31, 2021, the Class I shares were removed from the Shareholder Services Plan. Accordingly, the 0.25% shareholder servicing fee was no longer charged to Class I shares after that date.

M&T has entered into a Shareholder Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s Class A shares and, prior to January 31, 2021, Class I shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including M&T) may waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T received shareholder service fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fee

Broad Market Bond Fund	$2,376
Intermediate-Term Bond Fund	587
Short-Term Bond Fund	—
Municipal Bond Fund	—
New York Municipal Bond Fund	—

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)	68

5.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and U.S. Government Securities, for the year ended April 30, 2021 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$265,265,523	$179,068,748
Intermediate-Term Bond Fund	13,890,307	19,367,346
Short-Term Bond Fund	27,454,012	20,544,714
Municipal Bond Fund	105,092,691	84,950,124
New York Municipal Bond Fund	10,732,163	8,540,470

Purchases and sales of investments of U.S. Government Securities for the year ended April 30, 2021 were as follows:

Fund	Purchases	Sales

Broad Market Bond Fund	$13,926,255	$14,092,270
Intermediate-Term Bond Fund	2,582,898	4,611,100
Short-Term Bond Fund	13,008,822	18,526,187

6.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Funds and negatively impact Fund performance.

7.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

8.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2021. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the one month London Interbank Offered Rate (“LIBOR”). The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Prior to April 1, 2021, the commitment fee was of 0.15% per annum on the daily unused portion. The LOC expires on March 31, 2022.

The Trust did not utilize the LOC during the year ended April 30, 2021.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of April 30, 2021, ASU 2018-13 has been fully adopted and the implementation did not have a material impact on the Funds’ financial statements.

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference

ANNUAL REPORT / April 30, 2021

69	NOTES TO FINANCIAL STATEMENTS (concluded)

rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date, except as follows:

At a meeting of the Board of Trustees (the “Board”) of the Wilmington Funds held on June 3, 2021, management proposed and the Board approved a plan of reorganization for the Intermediate-Term Bond Fund and a plan of liquidation for the Short-Term Bond Fund. The plan of reorganization stated the Intermediate-Term Bond Fund will merge with the Broad Market Bond Fund with a proposed closing date in August 2021. The plan of liquidation for the Short-Term Bond Fund stated the liquidation will occur on July 22, 2021. A notice of the liquidation and merger was provided to shareholders in June 2021 and an information statement providing further details about the merger will be mailed to shareholders in July 2021.

April 30, 2021 / ANNUAL REPORT

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington Broad Market Bond Fund, Wilmington Intermediate-Term Bond Fund, Wilmington Short-Term Bond Fund, Wilmington Municipal Bond Fund and Wilmington New York Municipal Bond Fund (five of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the two years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

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BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964	Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.
TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018	Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

April 30, 2021 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	72

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer,

DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

ANNUAL REPORT / April 30, 2021 (unaudited)

73	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel,PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston, MA 02110 Birth year: 1972 CHIEF EXECUTIVE OFFICER Began serving: October 2020

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2020 to present). Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

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Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2021, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2020. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2021. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

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Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

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PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

• We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

• We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

• We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy:

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

• We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

• We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

• We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

• Information or data entered into a website will be retained.

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• Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

• We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

April 30, 2021 (unaudited) / ANNUAL REPORT

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WILMINGTON FUNDS Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, PA 19103 WT-AR-FI-0421 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Wilmington FUNDS
April 30, 2021
PRESIDENT’S MESSAGE AND
Annual Report
WILMINGTON FUNDS
Money Market Funds
Wilmington U.S. Government Money Market Fund
Wilmington U.S. Treasury Money Market Fund

Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)

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i

PRESIDENT’S MESSAGE (unaudited)

Esteemed Shareholder:

I am pleased to present the Annual Report of the Wilmington Funds (the “Trust”), covering the Trust’s annual fiscal year of May 1, 2020, through April 30, 2021. Inside you will find a comprehensive review of the Trust’s holdings and financial statements.

The economy and financial markets in review

Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc. (the Trust’s investment advisor and subadvisor, respectively), have provided the following review of the economy, bond markets, and stock markets for the Trust’s annual fiscal year.

The economy

The last year was one for the history books and captured both the worst of the COVID-19 pandemic’s impact on global output, as well as the early stages of recovery as vaccines and unprecedented volumes of fiscal and monetary stimulus helped the global economy get back on its feet. The U.S. began the period with one of the steepest quarterly declines on record in Q2 2020 as strict lockdown measures imposed to contain the virus abruptly brought in-person activity to a near halt.

The pace and magnitude of the economic rebound that followed was comparably profound as the approval and distribution of highly effective vaccines and rising COVID-19 vaccination rates across the world in 2021 provided investors with a much-needed light at the end of the tunnel. The federal government’s provision of direct checks to many Americans and extended unemployment benefits padded consumer savings, more than offsetting wages lost by low income consumers, and helped to fuel a robust rebound in spending on goods. Spending on services, which depends more on in person interaction, has still yet to recover to pre-pandemic levels but showed signs of picking up in 1Q 2021 as a growing number of states peeled back virus restrictions. The labor market recovered considerably in the period, as the unemployment rate dropped from 14.7% in April 2020, the highest observed since the Great Depression, to 6.1% one year later. The Federal Reserve (the “Fed”) upgraded its outlook for economic activity and inflation, but still guided for rates to remain near zero for years to come and for monthly purchases of treasuries and mortgage-backed securities to continue for the time being.

Economic activity outside the U.S. varied between regions depending on the success of virus containment and vaccination efforts. The eurozone was bogged down by weakness in the services sector for much of the period. Gross Domestic Product (“GDP”) growth contracted in the region for a second consecutive quarter in 1Q 2021 as many of the largest economies kept tight mobility restrictions in place in response to a resurgence of infections and the looming threat of new virus variants. However, notable strength on the industrial side of the economy provided some offset as manufacturing activity benefitted from strength in global goods demand. After a rocky start, vaccination efforts in many European countries began to accelerate in March and April of 2021 paving the way for renewed reopening efforts.

The virus remained a persistent threat for many developing economies, where vaccination campaigns broadly lagged the developed world by a substantial margin. Brazil and India in particular, emerged as virus epicenters in early 2021 after witnessing sharp spikes in infection rates, providing a grim reminder of the need for vaccination efforts to broaden in the emerging world. China was first in and first out of the COVID-19 pandemic after controlling infection rates more effectively and far earlier than most countries and was the only major economy to record positive GDP growth in 2020. Chinese manufacturing activity expanded at a feverish pace for much of the period, benefitting from goods exports and government investment. The services side of the economy lagged but began to narrow the gap later in the period as a brief rise in virus cases was brought under control.

Bond markets

Fixed income performance was mixed over the past year as spreads compressed materially across taxable and tax-exempt credit from extreme levels recorded in early 2020. However, rising long-term rates served as a headwind later in the period. The U.S. 10-year Treasury yield surged over 80 basis points1 in 1Q 2021 for its largest quarterly rise since 2016, buttressed by an improving growth outlook and expectations for higher inflation later in the year. Upward rate pressure weighed heavily on investment grade taxable bonds, as the Bloomberg Barclays U.S. Aggregate Bond Index suffered its worst quarter in several decades in 1Q, more than offsetting gains booked in much of 2020. In investment grade, tax-exempt held up better than taxable peers as strong demand for yield offset more muted new supply, helping to overshadow the rise in rates. Municipals also benefitted from the American Recovery Plan passed by the federal government in March 2021, which included $350 billion of funding for state and local governments. High-yield credit outperformed investment grade in both the taxable and tax-exempt spaces substantially as spreads continued to normalize from more elevated levels, and investors embraced riskier assets.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

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For the 12-month period May 1, 2020 to April 30, 2021, certain Bloomberg Barclays indices performed as follows:2

Bloomberg Barclays U.S. Treasury Bond Index[3]	Bloomberg Barclays U.S. Aggregate Bond Index[4]	Bloomberg Barclays U.S. Credit Bond Index[5]	Bloomberg Barclays Municipal Bond Index[6]	Bloomberg Barclays U.S. Corporate High Yield Bond Index[7]
-4.32%	-0.27%	4.25%	7.75%	19.67%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Equity markets

Global equities recorded historically strong performance over the past 12-months as concerns over the initial spread of COVID-19 gave way to optimism over the pace of subsequent recovery. After suffering a -33% market rout in February and March of 2020, the S&P 500 reclaimed its pre-pandemic peak by August of that year, marking the fastest bear market recovery on record. U.S. large cap outperformed from April through November as mega-cap growth stocks that benefitted most from the “stay- at- home” environment prevailed.

November brought an immense shift in leadership, as positive vaccine developments and growing optimism for a swifter return to normal fueled a powerful rotation into economically sensitive areas of the market. U.S. small-cap and value stocks, which carry a heavier weighting toward cyclical sectors, were notable beneficiaries of this trend.

Emerging market equities recorded solid gains in the reflationary environment but saw some weakness in February as certain regions struggled with new outbreaks of COVID-19. In addition, Chinese equities, which comprise a significant share of the MSCI Emerging Markets Index, were weighed down by a mix of regulatory headwinds and concerns over policy tightening. International developed equities also performed well and benefitted from a tilt toward segments that benefit most from rising interest rates and inflation. Equities in Europe picked up momentum towards the end of the period amidst an improving economic outlook for many of the region’s largest countries as vaccinations ramped up.

For the 12-month period May 1, 2020 to April 30, 2021, certain stock market indices performed as follows:

S&P 500® Index[8]	Russel 2000® Index[9]	MSCI EAFE (Net) Index[10]	MSCI Emerging Markets (Net) Index[11]
45.98%	74.91%	39.88%	48.71%

Past performance is no guarantee of future results. Short-term performance may not be indicative of long-term results.

Source: Lipper. You cannot invest directly in an index.

Although we have begun a new fiscal year, we will never forget the daunting damage that the pandemic has wrought on multiple levels. Still, there is much in the world that is positive, hopeful, and strong. I am referring to our trusted partnership with our clients, our desire to stay close to what’s important to them, and our fervent dedication to helping them achieve their long-term investment objectives. On that—as well as our fiduciary, clients-first mindset—you can always count.

Sincerely,

Dominick J. D’Eramo, CFA

President

May 14, 2021

April 30, 2021 (unaudited) / PRESIDENT’S MESSAGE

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Must be preceded or accompanied by a prospectus.

Past performance is no guarantee of future results. The index performance quoted is for illustrative purposes only and is not representative of any specific investment. Diversification does not ensure a profit nor protect against loss.

All investments involve risk, including the possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

High-yield, lower-rated securities generally entail greater market, credit, and liquidity risks than investment grade securities and may include higher volatility and higher risk of default.

You could lose money by investing in the money market funds. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in money market funds is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor has no legal obligation to provide financial support to the Fund, and you should not expect that the investment advisor will provide financial support to the Fund at any time.

1.

Basis Points (“BPS”) is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indices and the yield of a fixed-income security.

2.	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause decline in their prices.

3.

Bloomberg Barclays U.S. Treasury Bond Index is a market capitalization weighted index that includes all publicly issued U.S. Treasury securities that have a remaining maturity of at least one year, are rated investment-grade, and have $250 million or more of outstanding face value. The index is unmanaged and investments cannot be made directly in an index.

4.

Bloomberg Barclays U.S. Aggregate Bond Index is a widely used benchmark index for the domestic investment-grade bond market composed of securities from the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The index typically includes fixed income securities with overall intermediate- to long-term average maturities. The index is unmanaged and investments cannot be made directly in an index.

5.

Bloomberg Barclays U.S. Credit Bond Index tracks the performance of domestic investment-grade corporate bonds and is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and investments cannot be made directly in an index.

6.

Bloomberg Barclays Municipal Bond Index tracks the performance of the long-term, tax-exempt, investment-grade bond market. To be included in the index, bonds must have an outstanding par balance of at least $7 million and be issued as part of a transaction of at least $75 million. The index is unmanaged and investments cannot be made directly in an index.

7.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the Bloomberg Barclays EM country definition, are excluded. The U.S. Corporate High Yield Bond Index is a component of the U.S. Universal and Global High Yield Indices. An investment cannot be made directly in an index.

8.

The S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made directly in an index.

9.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of its latest reconstitution, the index had a total market capitalization range of $152.3 million to $5 billion. The index is unmanaged and investments cannot be made directly in an index.

10.

MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE (Net) Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

11.

MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets (Net) Index captures large and mid-cap representation across 27 Emerging Markets countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and investments cannot be made directly in an index. The performance of this index is reduced by the taxes on dividends paid by the international securities issuers in the index.

PRESIDENT’S MESSAGE / April 30, 2021 (unaudited)

1

WILMINGTON MONEY MARKET FUNDS

Management’s Discussion of Fund Performance

Thankfully, the economy is reopening as the vaccination rollout has been very successful. We are certainly in a much better place than we were a year ago. Your fixed income team continues to meet “virtually” daily to review current events and set strategy. We continue to utilize our disciplined relative value investment process. We emphasize our guiding philosophies of maintaining well diversified and liquid portfolios. We conduct our own independent credit analysis. Most importantly in these uncertain times, we draw upon our experienced team. As always, our disciplined risk management efforts guide our investment decisions.

We feel the economy is in a much better place than it was a year ago. The unemployment rate has fallen from 14.7% to 6.1%, although still above the pre-pandemic level of 3.5%. Economic growth as measured by Gross Domestic Product (“GDP”) has fully rebounded to pre-pandemic levels. 1st quarter GDP was up a robust 6.4%, the 2nd strongest quarterly growth rate since 2003. The catalysts for the economic rebound have been the various significant stimulus programs and extremely accommodative monetary policy. The Federal Reserve (the “Fed”) expects to maintain the zero interest rate policy through 2023 and will allow inflation to run moderately above 2%. The latest inflation data was concerning with the core CPI (Consumer Price Index) rising by 0.9% its largest increase since 1982. The price increases were driven by some of the sectors of the economy that are reopening. For example, airfares rose by 10.2%, hotel prices were up by 8.8%. The Fed has communicated that they expect the rise in inflation to be “transitory” and therefore will not look to react by raising interest rates unless inflation moves higher for a longer period.

Longer-term interest rates have moved higher on the better than expected economic growth and the expectations for higher inflation. The 10-year Treasury yield at fiscal year end was 1.63%, up 1% over the past year. The total return for the 10-year Treasury for the fiscal year was -7.69% given the rise in interest rates. Short-term interest rates have been unchanged over the past year as they are anchored by the Fed’s expectation to maintain the very low interest rate policy. The 2-year Treasury had a yield of 0.16% on April 30, 2021.

Looking forward, the expectation is for the Fed to maintain a zero-interest rate policy until the economy recovers from the pandemic. The market is anticipating no change in the Fed Funds target before 2022. With the Fed Funds rate anchored at 0-25 basis points, rates in the short end will remain low, presenting a challenging environment for money market investors.

The change in key interest rates over the last twelve months is presented below.

	04/30/20	10/31/20	04/30/21

Federal Fund Target	0.00% - 0.25%	0.00% - 0.25%	0.00% - 0.25%

3-Month LIBOR	0.56%	0.22%	0.18%

2-Year Treasury Note	0.20%	0.14%	0.16%

10-Year Treasury Note	0.64%	0.88%	1.65%

The following is a comparison of the performance of the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund versus their respective iMoneyNet and Lipper peer group average returns for the fiscal April 30, 2021:

Wilmington U.S. Government Money Market Fund – Administrative Class	0.01%

Wilmington U.S. Government Money Market Fund – Institutional Class	0.02%

Wilmington U.S. Government Money Market Fund – Select Class	0.02%

Wilmington U.S. Government Money Market Fund – Service Class	0.01%

iMoneyNet, Inc. Government & Agency Institutional Average	0.03%

Lipper U.S. Government Money Market Funds Average	0.02%

Wilmington U.S. Treasury Money Market Fund – Administrative Class	0.01%

Wilmington U.S. Treasury Money Market Fund – Institutional Class	0.02%

Wilmington U.S. Treasury Money Market Fund – Select Class	0.02%

Wilmington U.S. Treasury Money Market Fund – Service Class	0.01%

iMoneyNet, Inc. Treasury and Repo Institutional Average	0.02%

Lipper U.S. Treasury Money Market Funds Average	0.02%

Source: iMoneyNet, Inc. and Lipper

April 30, 2021 (unaudited) / ANNUAL REPORT

2

Performance shown represents past performance and does not guarantee future results. Investment return will fluctuate. The total return shown assumes the reinvestment of all distributions and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. You should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus with this and other information may be obtained by calling 1-800-836-2211 or visiting the Funds’ web site at www.wilmingtonfunds.com. The prospectus should be read before investing.

The Funds’ shares are not bank deposits and are not insured by, guaranteed by, endorsed by or obligations of the Federal Deposit Insurance Corporation, the Federal Reserve Board, any government agency or any bank. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

During the fiscal year ended April 30, 2021, Wilmington Funds Management Corporation has voluntarily agreed to reduce their advisory fee and/or reimburse certain of the Funds’operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

London Interbank Offered Rate (LIBOR) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world.

ANNUAL REPORT / April 30, 2021 (unaudited)

3

SHAREHOLDER EXPENSE EXAMPLE (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

Actual Expenses

This section of the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

This section of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the Annualized Net Expense Ratio section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

The Annualized Net Expense Ratios may be different from the net expense ratios in the Financial Highlights which are for the fiscal year ended April 30, 2021.

	Beginning Account Value 11/01/20	Ending Account Value 4/30/21	Expenses Paid During Period(1)	Annualized Net Expense Ratio(2)

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.10	$0.45	0.09%
Institutional Class	$1,000.00	$1,000.10	$0.45	0.09%
Select Class	$1,000.00	$1,000.10	$0.45	0.09%
Service Class	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.35	$0.45	0.09%
Institutional Class	$1,000.00	$1,024.35	$0.45	0.09%
Select Class	$1,000.00	$1,024.35	$0.45	0.09%
Service Class	$1,000.00	$1,024.35	$0.45	0.09%

WILMINGTON U.S. TREASURY MONEY MARKET FUND
Actual
Administrative Class	$1,000.00	$1,000.10	$0.45	0.09%
Institutional Class	$1,000.00	$1,000.10	$0.45	0.09%
Select Class	$1,000.00	$1,000.10	$0.40	0.08%
Service Class	$1,000.00	$1,000.10	$0.45	0.09%
Hypothetical (assuming a 5% return before expenses)
Administrative Class	$1,000.00	$1,024.35	$0.45	0.09%
Institutional Class	$1,000.00	$1,024.35	$0.45	0.09%
Select Class	$1,000.00	$1,024.40	$0.40	0.08%
Service Class	$1,000.00	$1,024.35	$0.45	0.09%

(1)	Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent one-half year period).

(2)	Expense ratio does not reflect the indirect expenses of the underlying funds in which the Funds invest.

April 30, 2021 (unaudited) / ANNUAL REPORT

4

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Government Money Market Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

	Percentage of Total Net Assets
U.S. Treasury Obligations	57.6%
Repurchase Agreements	18.1%
U.S. Government Agency Obligations	15.6%
Money Market Funds	8.7%
Other Assets and Liabilities - Net(1)	(0.0	)%(2)

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS – 15.6%

FEDERAL FARM CREDIT BANK (FFCB) – 1.8%

0.01%, 05/19/21‡	$20,000,000	$19,999,900

(U.S. Treasury 3 Month Bill Money Market Yield + 0.23%), 0.25%, 05/26/21Δ	25,000,000	25,000,000

(U.S. Treasury 3 Month Bill Money Market Yield + 0.30%), 0.32%, 08/02/21Δ	25,000,000	25,000,000

(1 Month USD LIBOR + 0.02%), 0.13%, 11/26/21Δ	25,000,000	25,000,000

(SOFR + 0.20%), 0.21%, 06/23/22Δ	40,000,000	40,000,000

(SOFR + 0.06%), 0.07%, 10/21/22Δ	10,000,000	10,000,000

(SOFR + 0.06%), 0.07%, 01/20/23Δ	9,000,000	9,000,000

TOTAL FEDERAL FARM CREDIT BANK (FFCB)		$153,999,900

FEDERAL HOME LOAN BANK (FHLB) – 11.0%

0.01%, 05/07/21‡	25,000,000	24,999,958

0.03%, 05/19/21‡	46,000,000	45,999,241

0.09%, 05/21/21‡	25,000,000	24,998,750

0.04%, 06/02/21‡	25,000,000	24,999,067

0.04%, 06/04/21‡	91,000,000	90,996,562

0.09%, 06/09/21‡	25,000,000	24,997,562

0.02%, 06/16/21‡	100,000,000	99,997,700

0.02%, 07/07/21‡	67,705,000	67,702,480

0.02%, 07/09/21‡	50,000,000	49,998,562

0.02%, 07/21/21‡	175,000,000	174,991,000

0.02%, 07/23/21‡	40,000,000	39,998,156

0.01%, 07/28/21‡	75,000,000	74,998,167

0.05%, 08/11/21‡	50,000,000	49,999,153

(SOFR + 0.15%), 0.16%, 09/03/21Δ	23,000,000	23,000,000

(SOFR + 0.06%), 0.07%, 11/18/22Δ	50,000,000	50,000,000

(SOFR + 0.06%), 0.07%, 12/08/22Δ	50,000,000	50,000,000

(SOFR + 0.06%), 0.07%, 12/16/22Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN BANK (FHLB)		$967,676,358

Description	Par Value	Value

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) – 1.1%

(SOFR + 0.32%), 0.33%, 09/23/21Δ	$50,000,000	$50,000,000

(SOFR + 0.19%), 0.20%, 06/02/22Δ	50,000,000	50,000,000

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)		$100,000,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) – 1.7%

(SOFR + 0.30%), 0.31%, 01/07/22Δ	25,000,000	25,000,000

(SOFR + 0.39%), 0.40%, 04/15/22Δ	50,000,000	50,000,000

(SOFR + 0.32%), 0.33%, 04/27/22Δ	25,000,000	25,000,000

(SOFR + 0.20%), 0.21%, 06/15/22Δ	50,000,000	50,000,000

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)		$150,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $1,371,676,258)		$1,371,676,258

U.S. TREASURY OBLIGATIONS – 57.6%

U.S. TREASURY BILLS – 53.6%

0.06%, 05/04/21‡	185,000,000	184,999,044

0.11%, 05/06/21‡	200,000,000	199,996,945

0.08%, 05/11/21‡	100,000,000	99,997,722

0.02%, 05/13/21‡	290,000,000	289,998,293

0.05%, 05/18/21‡	504,915,000	504,902,868

0.06%, 05/20/21‡	333,325,000	333,315,060

0.06%, 05/25/21‡	85,000,000	84,996,883

0.06%, 05/27/21‡	276,575,000	276,562,074

0.02%, 06/01/21‡	175,000,000	174,996,534

0.06%, 06/03/21‡	540,000,000	539,968,283

0.04%, 06/10/21‡	225,000,000	224,988,861

0.05%, 06/17/21‡	49,050,000	49,046,798

0.01%, 06/22/21‡	165,000,000	164,997,140

0.02%, 06/24/21‡	23,962,500	23,961,961

0.10%, 07/01/21‡	30,000,000	29,994,917

0.07%, 07/06/21‡	320,000,000	319,956,917

0.04%, 07/20/21‡	125,000,000	124,988,889

ANNUAL REPORT / April 30, 2021

5 PORTFOLIOS OF INVESTMENTS

Wilmington U.S. Government Money Market Fund (continued)

Description	Par Value	Value

0.06%, 07/22/21‡	$235,000,000	$234,967,234

0.09%, 07/29/21‡	100,000,000	99,978,986

0.02%, 08/10/21‡	70,000,000	69,995,090

0.06%, 08/19/21‡	10,190,000	10,188,132

0.03%, 08/24/21‡	35,000,000	34,997,205

0.06%, 09/02/21‡	175,000,000	174,963,833

0.06%, 09/16/21‡	235,000,000	234,950,454

0.04%, 10/07/21‡	140,000,000	139,978,358

0.04%, 10/14/21‡	100,000,000	99,981,556

TOTAL U.S. TREASURY BILLS		$4,727,670,037

U.S. TREASURY NOTES – 4.0%

1.38%, 05/31/21	50,000,000	50,054,754

(U.S. Treasury 3 Month Bill Money Market Yield + 0.22%), 0.24%, 07/31/21Δ	49,934,000	49,935,829

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.07%, 01/31/23Δ	85,000,000	85,006,039

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 0.05%, 04/30/23Δ	170,000,000	170,001,518

TOTAL U.S. TREASURY NOTES		$354,998,140

TOTAL U.S. TREASURY OBLIGATIONS (COST $5,082,668,177)		$5,082,668,177

	Number of Shares

MONEY MARKET FUNDS – 8.7%

Blackrock Liquidity Fed Fund, Institutional Shares, 0.03%^	236,404,372	236,404,372

Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.02%^	213,746,015	213,746,015

Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%^	53,427,248	53,427,248

Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.03%^	266,071,644	266,071,644

TOTAL MONEY MARKET FUNDS (COST $769,649,279)		$769,649,279

Description	Par Value	Value

REPURCHASE AGREEMENTS – 18.1%

CIBC World Market Corp., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $100,000,083, collateralized by U.S. Government Agency Securities, 2.00% to 5.00%, maturing 2/01/25 to 3/01/51; total market value of $102,000,000.	$100,000,000	$100,000,000

Federal Reserve Bank of New York, 0.00%, dated 4/30/21, due 5/03/21, repurchase price $300,000,000, collateralized by U.S. Treasury Security, 2.75%, maturing 2/15/24; total market value of $300,000,091.	300,000,000	300,000,000

Mizuho Securities USA, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $100,000,083, collateralized by U.S. Treasury Securities, 0.13% to 2.88%, maturing 3/31/22 to 11/30/25; total market value of $102,000,002.	100,000,000	100,000,000

RBC Capital Markets LLC, 0.01%, dated 4/30/21, due 5/03/21, repurchase price $550,000,458, collateralized by U.S. Government Agency Securities, 1.93% to 6.50%, maturing 7/01/26 to 4/20/51; total market value of $561,000,000.	550,000,000	550,000,000

TD Securities, Inc., 0.01%, dated 4/30/21, due 5/03/21, repurchase price $550,000,458, collateralized by U.S. Government Agency & Treasury Securities, 1.88% to 3.00%, maturing 3/31/22 to 6/20/45; total market value of $561,074,013.	550,000,000	550,000,000

TOTAL REPURCHASE AGREEMENTS (COST $1,600,000,000)		$1,600,000,000

TOTAL INVESTMENTS – 100.0% (COST $8,823,993,714)		$8,823,993,714

OTHER ASSETS LESS LIABILITIES – (0.0)%**		(1,094,962)

TOTAL NET ASSETS – 100.0%		$8,822,898,752

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 6

Wilmington U.S. Government Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Government Agency Obligations	$—	$1,371,676,258	$—	$1,371,676,258

U.S. Treasury Obligations	—	5,082,668,177	—	5,082,668,177

Money Market Funds	769,649,279	—	—	769,649,279

Repurchase Agreements	—	1,600,000,000	—	1,600,000,000

Total	$769,649,279	$8,054,344,435	$—	$8,823,993,714

‡	The rate shown reflects the effective yield at purchase date.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

^	7-Day net yield.

**	Represents less than 0.05%.

The following acronyms are used throughout this Fund:

LIBOR	London Interbank Offered Rate

LLC	Limited Liability Corporation

SOFR	Secured Overnight Financing Rate

USD	United States Dollar

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

7

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

Wilmington U.S. Treasury Money Market Fund

At April 30, 2021, the Fund’s portfolio composition was as follows (unaudited):

	Percentage of Total Net Assets
U.S. Treasury Obligations	94.4%
Money Market Funds	5.6%
Other Assets and Liabilities - Net(1)	(0.0	)%(2)

TOTAL	100.0%

(1)	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

(2)	Represents less than 0.05%.

PORTFOLIO OF INVESTMENTS

April 30, 2021

Description	Par Value	Value

U.S. TREASURY OBLIGATIONS – 94.4%

U.S. TREASURY BILLS – 83.9%

0.04%, 05/04/21‡	$90,000,000	$89,999,687

0.09%, 05/06/21‡	65,000,000	64,999,201

0.08%, 05/11/21‡	50,000,000	49,998,861

0.02%, 05/13/21‡	40,000,000	39,999,669

0.05%, 05/18/21‡	75,000,000	74,998,170

0.03%, 05/20/21‡	35,000,000	34,999,472

0.01%, 05/25/21‡	82,725,000	82,724,224

0.03%, 05/27/21‡	73,370,000	73,368,171

0.02%, 06/01/21‡	45,400,000	45,399,414

0.06%, 06/03/21‡	73,247,500	73,243,241

0.02%, 06/10/21‡	175,000,000	174,995,417

0.01%, 06/22/21‡	10,000,000	9,999,827

0.03%, 07/01/21‡	32,770,000	32,768,073

0.07%, 07/06/21‡	64,610,000	64,601,327

0.05%, 07/13/21‡	50,000,000	49,995,184

0.04%, 07/20/21‡	25,000,000	24,997,778

0.10%, 07/22/21‡	15,000,000	14,996,754

0.09%, 07/29/21‡	43,130,000	43,120,936

0.03%, 08/10/21‡	14,375,000	14,373,992

0.03%, 08/24/21‡	6,720,000	6,719,463

0.06%, 09/02/21‡	25,000,000	24,994,833

0.06%, 09/16/21‡	15,000,000	14,996,838

0.04%, 09/23/21‡	20,000,000	19,997,140

0.04%, 10/07/21‡	31,045,000	31,040,201

TOTAL U.S. TREASURY BILLS		$1,157,327,873

U.S. TREASURY NOTES – 10.5%

(U.S. Treasury 3 Month Bill Money Market Yield + 0.15%), 0.17%, 01/31/22Δ	25,000,000	25,006,476

Description	Par Value	Value

(U.S. Treasury 3 Month Bill Money Market Yield + 0.06%), 0.08%, 08/01/22Δ	$50,000,000	$49,999,999

(U.S. Treasury 3 Month Bill Money Market Yield + 0.06%), 0.08%, 10/31/22Δ	25,000,000	25,004,750

(U.S. Treasury 3 Month Bill Money Market Yield + 0.05%), 0.07%, 01/31/23Δ	15,000,000	15,001,066

(U.S. Treasury 3 Month Bill Money Market Yield + 0.03%), 0.05%, 04/30/23Δ	30,000,000	30,000,000

TOTAL U.S. TREASURY NOTES		$145,012,291

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,302,340,164)		$1,302,340,164

	Number of Shares

MONEY MARKET FUNDS – 5.6%

Blackrock Liquidity Funds T-Fund, Institutional Shares, 0.02%^	36,692,723	36,692,723

Goldman Sachs Financial Square Funds Treasury Obligations Fund, Institutional Shares, 0.02%^	40,855,411	40,855,411

TOTAL MONEY MARKET FUNDS (COST $77,548,134)		$77,548,134

TOTAL INVESTMENTS – 100.0% (COST $1,379,888,298)		$1,379,888,298

OTHER ASSETS LESS LIABILITIES – (0.0)%**		(202,656)

TOTAL NET ASSETS – 100.0%		$1,379,685,642

April 30, 2021 / ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS 8

Wilmington U.S. Treasury Money Market Fund (concluded)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2021 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities

U.S. Treasury Obligations	$—	$1,302,340,164	$—	$1,302,340,164

Money Market Funds	77,548,134	—	—	77,548,134

Total	$77,548,134	$1,302,340,164	$—	$1,379,888,298

‡	The rate shown reflects the effective yield at purchase date.

Δ

Variable rate security. The rate disclosed is the rate in effect on the report date, and the date shown is the final maturity date, not the next reset or put date. Information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps.

^	7-Day net yield.

**	Represents less than 0.05%.

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

9 STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2021	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
ASSETS:
Investments, at identified cost	$8,823,993,714	$1,379,888,298

Investments in securities, at value (including repurchase agreements of $ 1,600,000,000 and $—, respectively)	$8,823,993,714	$1,379,888,298
Cash	84,255	66,818
Income receivable	437,529	1,832
Receivable for shares sold	33,593	5,424
Prepaid assets	99,910	45,407

TOTAL ASSETS	8,824,649,001	1,380,007,779

LIABILITIES:
Income distribution payable	61,616	10,105
Payable for shares redeemed	628,123	10
Payable for Trustees’ fees	9,358	9,357
Payable for administration fees	205,979	33,252
Payable for investment advisory fees	12,968	47,668
Other accrued expenses	832,205	221,745

TOTAL LIABILITIES	1,750,249	322,137

NET ASSETS	$8,822,898,752	$1,379,685,642

NET ASSETS CONSIST OF:
Paid-in capital	$8,822,916,934	$1,379,687,279
Distributable earnings (loss)	(18,182)	(1,637)

TOTAL NET ASSETS	$8,822,898,752	$1,379,685,642

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Administrative Class
Net Assets	$1,728,081,105	$361,438,269

Shares outstanding (unlimited shares authorized)	1,728,329,954	361,479,155

Net Asset Value and Offering Price per share	$1.000	$1.000

Institutional Class
Net Assets	$1,735,455,707	$201,156,601

Shares outstanding (unlimited shares authorized)	1,735,526,166	201,158,388

Net Asset Value and Offering Price per share	$1.000	$1.000

Select Class
Net Assets	$4,168,651,236	$816,979,509

Shares outstanding (unlimited shares authorized)	4,169,121,980	816,993,356

Net Asset Value and Offering Price per share	$1.000	$1.000

Service Class
Net Assets	$1,190,710,704	$111,263

Shares outstanding (unlimited shares authorized)	1,190,671,228	111,262

Net Asset Value and Offering Price per share	$1.000	$1.000

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

STATEMENTS OF OPERATIONS	10

Year Ended April 30, 2021	Wilmington U.S. Government Money Market Fund	Wilmington U.S. Treasury Money Market Fund
INVESTMENT INCOME:
Dividends	$61,381	$9,031
Interest	13,507,339	2,143,496

TOTAL INVESTMENT INCOME	13,568,720	2,152,527

EXPENSES:
Investment advisory fees	21,290,249	3,396,652
Administration fees	2,577,347	410,878
Portfolio accounting and administration fees	1,482,907	232,122
Custodian fees	119,818	11,698
Transfer and dividend disbursing agent fees and expenses	56,911	12,179
Trustees’ fees	56,969	56,969
Professional fees	176,967	108,465
Distribution services fee—Administrative Class	3,642,554	921,445
Distribution services fee—Service Class	2,773,724	306
Shareholder services fee—Administrative Class	3,654,534	921,445
Shareholder services fee—Select Class	10,858,017	1,979,495
Shareholder services fee—Service Class	2,773,724	306
Share registration costs	31,525	39,560
Printing and postage	166,902	21,632
Miscellaneous	327,973	115,373

TOTAL EXPENSES	49,990,121	8,228,525

WAIVERS AND REIMBURSEMENTS:
Waiver/reimbursement by investment advisor	(13,889,616)	(2,486,846)
Waiver of distribution services fee—Administrative Class	(3,631,461)	(905,618)
Waiver of distribution services fee—Service Class	(2,773,724)	(283)
Waiver of shareholder services fee—Administrative Class	(3,654,534)	(899,218)
Waiver of shareholder services fee—Select Class	(10,858,017)	(1,979,495)
Waiver of shareholder services fee—Service Class	(2,655,249)	(288)

TOTAL WAIVERS AND REIMBURSEMENTS	(37,462,601)	(6,271,748)

Net expenses	12,527,520	1,956,777

Net investment income	1,041,200	195,750

REALIZED GAIN (LOSS):
Net realized gain (loss) on investments	7,426	2,545

Net realized gain (loss)	7,426	2,545

Change in net assets resulting from operations	$1,048,626	$198,295

See Notes which are an integral part of the Financial Statements

ANNUAL REPORT / April 30, 2021

11 STATEMENTS OF CHANGES IN NET ASSETS

	Wilmington U.S. Government Money Market Fund		Wilmington U.S. Treasury Money Market Fund

	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2021	Year Ended April 30, 2020
OPERATIONS:
Net investment income	$1,041,200	$105,479,150	$195,750	$22,817,630
Net realized gain (loss)	7,426	26,362	2,545	9,003

Change in net assets resulting from operations	1,048,626	105,505,512	198,295	22,826,633

DISTRIBUTIONS TO SHAREHOLDERS:
Administrative Class	(152,116)	(15,638,028)	(39,384)	(3,367,609)
Institutional Class	(217,432)	(16,010,624)	(26,740)	(449,968)
Select Class	(581,212)	(61,857,851)	(135,783)	(19,005,385)
Service Class	(116,012)	(12,003,710)	(14)	(1,108)

Total distributions to shareholders	(1,066,772)	(105,510,213)	(201,921)	(22,824,070)

SHARE TRANSACTIONS:
Proceeds from sale of shares
Administrative Class	4,472,553,609	5,654,548,559	1,029,083,011	1,037,961,294
Institutional Class	3,861,185,995	3,880,022,217	726,904,905	1,100,749,168
Select Class	7,402,591,546	9,865,138,562	1,884,749,795	2,938,441,833
Service Class	2,526,880,455	2,868,472,912	25,100	203,585
Distributions reinvested
Administrative Class	8	741	265	35,569
Institutional Class	1,945	187,667	—	—
Select Class	58,331	5,448,805	19,429	1,329,643
Service Class	41,767	3,850,166	14	1,108
Cost of shares redeemed
Administrative Class	(4,253,791,340)	(5,442,512,780)	(1,028,105,266)	(960,858,127)
Institutional Class	(3,871,471,223)	(2,561,580,453)	(576,535,436)	(1,049,960,250)
Select Class	(8,146,628,742)	(9,368,060,263)	(2,059,994,955)	(3,151,207,591)
Service Class	(2,504,394,230)	(2,895,348,366)	(102,000)	(101,585)

Change in net assets resulting from share transactions	(512,971,879)	2,010,167,767	(23,955,138)	(83,405,353)

Change in net assets	(512,990,025)	2,010,163,066	(23,958,764)	(83,402,790)
NET ASSETS:
Beginning of year	9,335,888,777	7,325,725,711	1,403,644,406	1,487,047,196

End of year	$8,822,898,752	$9,335,888,777	$1,379,685,642	$1,403,644,406

SHARES OF BENEFICIAL INTEREST:
Shares sold
Administrative Class	4,472,553,609	5,654,548,559	1,029,083,011	1,037,961,293
Institutional Class	3,861,185,995	3,880,022,217	726,904,905	1,100,749,168
Select Class	7,402,591,546	9,865,138,562	1,884,749,795	2,938,441,833
Service Class	2,526,880,455	2,868,472,911	25,100	203,585
Distributions reinvested
Administrative Class	8	741	265	35,569
Institutional Class	1,945	187,667	—	—
Select Class	58,331	5,448,805	19,429	1,329,643
Service Class	41,767	3,850,166	14	1,108
Shares redeemed
Administrative Class	(4,253,791,340)	(5,442,512,780)	(1,028,105,266)	(960,858,127)
Institutional Class	(3,871,471,223)	(2,561,580,453)	(576,535,436)	(1,049,960,249)
Select Class	(8,146,628,742)	(9,368,060,263)	(2,059,994,955)	(3,151,207,591)
Service Class	(2,504,394,230)	(2,895,348,366)	(102,000)	(101,585)

Net change resulting from share transactions	(512,971,879)	2,010,167,766	(23,955,138)	(83,405,353)

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS	12

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017

ADMINISTRATIVE CLASS

Net Asset Value, Beginning of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.013	0.016	0.006	0.000	(a)
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)
Total Income (Loss) From Operations	0.000		0.013	0.016	0.006	0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.013)	(0.016)	(0.006)	(0.000	)(a)
Net Asset Value, End of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	0.01%		1.21%	1.57%	0.56%	0.04%
Net Assets, End of Year (000’s)	$1,728,081		$1,509,322	$1,297,285	$1,196,676	$1,516,147
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%	0.82%	0.82%	0.89%
Net Expense(b),(c)	0.15%		0.61%	0.62%	0.62%	0.42%
Net Investment Income	0.01%		1.18%	1.57%	0.54%	0.04%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017

INSTITUTIONAL CLASS

Net Asset Value, Beginning of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.016	0.019	0.009	0.001
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)
Total Income (Loss) From Operations	0.000		0.016	0.019	0.009	0.001
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.016)	(0.019)	(0.009)	(0.001)
Net Asset Value, End of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	0.02%		1.56%	1.92%	0.91%	0.17%
Net Assets, End of Year (000’s)	$1,735,456		$1,745,742	$ 427,114	$ 704,435	$ 359,524
Ratios to Average Net Assets
Gross Expense(b)	0.31%		0.31%	0.32%	0.32%	0.34%
Net Expense(b),(c)	0.14%		0.27%	0.27%	0.27%	0.27%
Net Investment Income	0.01%		1.39%	1.92%	0.97%	0.21%

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017

SELECT CLASS

Net Asset Value, Beginning of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.015	0.018	0.008	0.001
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)
Total Income (Loss) From Operations	0.000		0.015	0.018	0.008	0.001
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.015)	(0.018)	(0.008)	(0.001)
Net Asset Value, End of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	0.02%		1.46%	1.82%	0.81%	0.13%
Net Assets, End of Year (000’s)	$4,168,651		$4,912,640	$4,410,116	$3,273,958	$3,671,694
Ratios to Average Net Assets
Gross Expense(b)	0.56%		0.56%	0.57%	0.57%	0.61%
Net Expense(b),(c)	0.15%		0.37%	0.37%	0.37%	0.33%
Net Investment Income	0.01%		1.42%	1.82%	0.80%	0.15%

ANNUAL REPORT / April 30, 2021

13 FINANCIAL HIGHLIGHTS (continued)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017

SERVICE CLASS

Net Asset Value, Beginning of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.011	0.014	0.004	0.000	(a)
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)	(0.000	)(a)
Total Income (Loss) From Operations	0.000		0.011	0.014	0.004	0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.011)	(0.014)	(0.004)	(0.000	)(a)
Net Asset Value, End of Year	$ 1.000		$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	0.01%		1.08%	1.42%	0.41%	0.01%
Net Assets, End of Year (000’s)	$1,190,711		$1,168,185	$1,191,211	$1,250,181	$1,364,106
Ratios to Average Net Assets
Gross Expense(b)	0.81%		0.81%	0.82%	0.82%	0.88%
Net Expense(b),(c)	0.15%		0.74%	0.77%	0.77%	0.46%
Net Investment Income	0.01%		1.07%	1.41%	0.41%	0.01%

(a)	Represents less than $0.001.

(b)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	The investment manager and other service providers waived a portion of their fees.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued) 14

For a share outstanding throughout each year ended April 30, unless otherwise noted:

WILMINGTON U.S. TREASURY MONEY MARKET FUND

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
ADMINISTRATIVE CLASS	April 30, 2021		April 30, 2020		April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.013		0.016	0.006	0.000	(a)
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.013		0.016	0.006	0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.013)		(0.016)	(0.006)	(0.000	)(a)
Net Asset Value, End of Year	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return	0.01%		1.20%		1.58%	0.57%	0.03%
Net Assets, End of Year (000’s)	$361,438		$360,463		$283,323	$340,788	$479,284
Ratios to Average Net Assets
Gross Expense(b)	0.82%		0.83%		0.83%	0.84%	0.91%
Net Expense(b),(c)	0.14%		0.59%		0.60%	0.60%	0.39%
Net Investment Income	0.01%		1.15%		1.54%	0.53%	0.03%
			For the Period
			October 16, 2019*
	Year Ended		through
INSTITUTIONAL CLASS	April 30, 2021		April 30, 2020
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.007
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.007
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.007)
Net Asset Value, End of Year	$ 1.000		$ 1.000

Total Return	0.02%		0.61	%(d)
Net Assets, End of Year (000’s)	$201,157		$ 50,788
Ratios to Average Net Assets
Gross Expense	0.32%		0.32	%(e)
Net Expense	0.12%		0.25	%(e)
Net Investment Income	0.01%		1.18	%(e)
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
SELECT CLASS	April 30, 2021		April 30, 2020		April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.015		0.018	0.008	0.001
Net Realized Gain (Loss)	0.000	(a)	0.000	(a)	0.000 (a)	0.000 (a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.015		0.018	0.008	0.001
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.015)		(0.018)	(0.008)	(0.001)
Net Asset Value, End of Year	$ 1.000		$ 1.000		$ 1.000	$ 1.000	$ 1.000

Total Return	0.02%		1.44%		1.83%	0.82%	0.12%
Net Assets, End of Year (000’s)	$816,980		$992,205		$1,203,639	$790,207	$311,815
Ratios to Average Net Assets
Gross Expense(b)	0.57%		0.58%		0.58%	0.59%	0.66%
Net Expense(b),(c)	0.15%		0.35%		0.35%	0.35%	0.31%
Net Investment Income	0.02%		1.45%		1.85%	0.89%	0.13%

ANNUAL REPORT / April 30, 2021

15 FINANCIAL HIGHLIGHTS (concluded)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
SERVICE CLASS	April 30, 2021		April 30, 2020	April 30, 2019	April 30, 2018	April 30, 2017
Net Asset Value, Beginning of Year	$1.000		$1.000	$1.000	$1.000	$1.000
Income (Loss) From Operations:
Net Investment Income	0.000	(a)	0.011	0.014	0.004	0.000	(a)
Net Realized Gain (Loss)	0.000	(a)	0.000 (a)	0.000 (a)	0.000 (a)	0.000	(a)
Total Income (Loss) From Operations	0.000		0.011	0.014	0.004	0.000
Less Distributions From:
Net Investment Income	(0.000	)(a)	(0.011)	(0.014)	(0.004)	(0.000	)(a)
Net Asset Value, End of Year	$1.000		$1.000	$1.000	$1.000	$1.000

Total Return	0.01%		1.07%	1.43%	0.42%	0.01%
Net Assets, End of Year (000’s)	$ 111		$ 188	$ 85	$ 44	$ 31
Ratios to Average Net Assets
Gross Expense(b)	0.83%		0.84%	0.83%	0.84%	0.90%
Net Expense(b),(c)	0.17%		0.70%	0.75%	0.74%	0.42%
Net Investment Income	0.01%		0.97%	1.40%	0.44%	0.01%

(a)	Represents less than $0.001.

(b)

The Fund invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying funds. This ratio does not include these indirect fees and expenses.

(c)	The investment manager and other service providers waived a portion of their fees.

(d)	Total return for periods of less than one year are not annualized.

(e)	Annualized for periods less than one year.

*	Commencement of operations.

See Notes which are an integral part of the Financial Statements

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS 16

Wilmington Funds

April 30, 2021

1.	ORGANIZATION

Wilmington Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 12 funds, 2 of which are presented herein (individually referred to as a “Fund” or collectively as the “Funds”). The remaining 10 funds are presented in separate reports.

Fund	Investment Goal
Wilmington U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Wilmington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)(d)	The Fund seeks to provide current income while maintaining liquidity and stability of principal.

(d) Diversified

The Trust offers 6 classes of shares: Class A, Service Class, Select Class, Administrative Class, Class I, and Institutional Class. Class A and Class I are not available for the Funds. All shares of the Trust have equal rights with respect to voting, except on class-specific matters.

The assets of each fund are segregated and a shareholder’s interest is limited to the fund in which shares are held.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.” The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated and the differences could be material.

Computation of Net Asset Value – It is each Fund’s policy to maintain a continuous net asset value of $1.00 per share for each class. Each Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that each Fund will be able to maintain a stable net asset value of $1.00 per share. The net asset value (‘‘NAV’’) per share for each class of a Fund is computed by dividing the total current value of the assets of the Fund, less its liabilities, attributable to the class by the total number of shares of the class outstanding at the time of such computation. The NAV per share for each class of a Fund is computed as of 4:00 p.m. (Eastern Time) on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the ‘‘Fed’’) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

Investment Valuation – The Funds use the amortized cost method to value their portfolio securities, when it represents the best estimate of fair value in accordance with Rule 2a-7 under the Act.

The Trust follows the authoritative guidance (GAAP) for fair value measurements. The guidance establishes a framework for measuring fair value and a hierarchy for inputs and techniques used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs and techniques by requiring that the most observable inputs be used when available. The guidance establishes three tiers of inputs that may be used to measure fair value. The three tiers of inputs are summarized at the end of each Fund’s Portfolio of Investments. The inputs or techniques used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the Funds’ fair value procedures noted previously, open-end regulated investment companies are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy.

Repurchase Agreements – Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting each Fund’s return on the transaction. It is each Fund’s policy to require the counterparty to a repurchase agreement to transfer to the Funds’ custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Funds hold a “securities entitlement” and exercise “control” as those terms are defined in the Uniform Commercial Code. The Funds have established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities, if necessary, to equal at least the repurchase price. These procedures also allow the counterparty to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

ANNUAL REPORT / April 30, 2021

17 NOTES TO FINANCIAL STATEMENTS (continued)

The insolvency of the counterparty or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Funds to receive less than the full repurchase price.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund.

At April 30, 2021, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

Fund/Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Exposure(2)
U.S. Government Money Market Fund
CIBC World Market Corp.	$100,000,000	$100,000,000	$—	$—
Federal Reserve Bank of New York	300,000,000	300,000,000	—	—
Mizuho Securities USA	100,000,000	100,000,000	—	—
RBC Capital Markets LLC	550,000,000	550,000,000	—	—
TD Securities, Inc.	550,000,000	550,000,000	—	—

	$1,600,000,000	$1,600,000,000	$—	$—

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net exposure represents the receivable (payable) due from (to) the counterparty in the event of default.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. All premiums and discounts on fixed income securities are amortized/accreted for financial reporting purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date. Investment transactions are accounted for on a trade date basis for financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Expenses of the Trust, which are directly identifiable to a specific fund, are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.

Each Fund offers multiple classes of shares. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses. Distributions from net realized gains, if any, are declared and paid to shareholders annually. Distributions from net investment income are declared daily and paid monthly.

3.	FEDERAL TAX INFORMATION

No provision for federal income taxes has been made, as it is each Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended, and to distribute to shareholders each year all of its taxable income and realized gains.

Each Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the tax returns are filed. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. The Funds do not have any unrecognized tax benefits or uncertain tax positions that would require a provision for income tax. Accordingly, the Funds did not incur any interest or penalties for the year ended April 30, 2021.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings and paid-in capital in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of April 30, 2021, there were no such reclassifications.

The tax character of distributions for the corresponding fiscal year ends were as follows:

	2021		2020

Fund	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
U.S. Government Money Market Fund	$1,066,772	$—	$105,510,213	$—
U.S. Treasury Money Market Fund	199,920	2,001	22,824,070	—

*     For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Cost of investments for Federal income tax purposes is the same as for financial statement purposes.

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued) 18

As of April 30, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Timing Differences	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Late Year Loss Deferrals	Distributable Earnings
U.S. Government Money Market Fund	$43,434	$—	$(61,616)	$—	$—	$—	$(18,182)
U.S. Treasury Money Market Fund	8,468	—	(10,105)	—	—	—	(1,637)

4.	ADVISORY FEES, SERVICING FEES, AND OTHER SERVICE PROVIDERS

Investment Advisor – Wilmington Funds Management Corporation (“WFMC” or the “Advisor”) serves as the Investment Advisor to each of the Funds. Wilmington Trust Investment Advisors, Inc. (“WTIA”) provides sub-advisory services to the Funds. WFMC and WTIA are wholly-owned subsidiaries of M&T Bank Corporation. For its services, the Funds pay WFMC an annual investment advisory fee, accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as described below. WFMC, not the Funds, pays WTIA for its services.

Fund	Advisory Fee Annual Rate
U.S. Government Money Market Fund	0.25%
U.S. Treasury Money Market Fund	0.25%

During the year ended April 30, 2021, WFMC has agreed to reduce its advisory fee and/or reimburse certain of the Funds’ operating expenses, and/or certain class-specific fees and expenses, in an effort to maintain the current yield of each share class at or above zero. The fee waiver does not take into consideration acquired fund fees and expenses, taxes or extraordinary items. Any such waiver or expense reimbursement may be modified or discontinued at any time without notice.

WFMC and the Funds’ distributor and shareholder service providers have contractually agreed to waive their fees and/or reimburse expenses through August 31, 2021, so that total annual fund operating expenses paid by the Funds (not including the effects of acquired fund fees and expenses, taxes, or other extraordinary expenses expressed as an annualized percentage of average daily net assets), will not exceed the expense limitations set forth below. Neither WFMC nor the Fund’s distributor and shareholder service provider will recoup previously waived fees/expenses in subsequent years.

	Current Contractual Expense Limitations

Fund	Administrative Class	Institutional Class	Select Class	Service Class

U.S. Government Money Market Fund	0.62%	0.27%	0.37%	0.77%
U.S. Treasury Money Market Fund	0.60%	0.25%	0.35%	0.75%

Administrative Fees – The Bank of New York Mellon (“BNYM”) provides the Trust with fund administration services. The fees as described in the table below are a component of “Portfolio accounting and administration fees” as disclosed in the Statements of Operations. WFMC, in its role as Co-Administrator, provides the Funds with certain administrative personnel and services necessary to operate the Funds. The fees as described in the table below are accrued daily and paid monthly, and are disclosed on the Statements of Operations as “Administration fees.”

Administrator	Maximum Fee	Average Aggregate Daily Net Assets of the Trust
WFMC	0.040%	on the first $5 billion
	0.030%	on the next $2 billion
	0.025%	on the next $3 billion
	0.018%	on assets in excess of $10 billion
BNYM	0.0175%	on the first $15 billion
	0.0150%	on the next $10 billion
	0.0125%	on assets in excess of $25 billion

WFMC and BNYM may voluntarily choose to waive any portion of their fee and can add, modify or terminate a voluntary wavier at any time at their sole discretion. Neither WFMC nor BNYM will recoup previously waived fees/expenses in subsequent years. For the year ended April 30, 2021, neither WFMC nor BNYM waived any administrative fees.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors, Inc. (“ALPS”), the principal distributor,

ANNUAL REPORT / April 30, 2021

19 NOTES TO FINANCIAL STATEMENTS (continued)

at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Administrative Class and Service Class shares for the sale, distribution, administration, customer servicing and record keeping of these shares.

The Trust may reduce the maximum amount of distribution services fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T Securities, Inc., Manufacturers and Traders Trust Company, and Wilmington Trust, NA (together “M&T”), affiliates of the Advisor, received distribution services fees, net of waivers, paid by the Funds as follows:

Fund	Distribution Fees
U.S. Government Money Market Fund	$—
U.S. Treasury Money Market Fund	1,800

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS, the Funds may pay up to 0.25% of the average daily net assets of each Fund’s Administrative Class, Select Class and Service Class shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T has entered into a Shareholders Services Agreement with ALPS, under which it is entitled to receive up to 0.25% of the average daily net assets of each Fund’s shares for whom M&T provides shareholder services. The Funds may reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may voluntarily waive or reduce any fees to which they are entitled.

For the year ended April 30, 2021, M&T received shareholder services fees, net of waivers, paid by the Funds as follows:

Fund	Shareholder Services Fee
U.S. Government Money Market Fund	$88,842
U.S. Treasury Money Market Fund	26,011

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its funds.

BNYM provides custody services to the Trust.

BNY Mellon Investment Servicing (U.S.) Inc. provides fund accounting and transfer agency services to the Trust.

General – Certain Trustees and Officers of the Trust are also Officers or employees of the above companies that provide services to the Funds, and during their terms of office, receive no compensation from the Funds. The Trust’s Statement of Additional Information includes additional information about the Trustees.

5.	MARKET RISK IN GENERAL

Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on a Fund and its investments.

Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Funds and negatively impact Fund performance.

6.	CONTRACTUAL OBLIGATIONS

In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

April 30, 2021 / ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)	20

7.	LINE OF CREDIT

The Trust participates in a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with BNYM, which was renewed effective April 1, 2021. The LOC is available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.25% per annum over the greater of the Federal Funds Rate or the one month London Interbank Offered Rate (“LIBOR”). The LOC includes a commitment fee of 0.20% per annum on the daily unused portion. Prior to April 1, 2021, the commitment fee was of 0.15% per annum on the daily unused portion. The LOC expires on March 31, 2022.

The Trust did not utilize the LOC during the year ended April 30, 2021.

8.	RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued an Accounting Standards Update 2018-13 (“ASU 2018-13”), which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. As of April 30, 2021, ASU 2018-13 has been fully adopted and the implementation did not have a material impact on the Funds’ financial statements.

9.	SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure in the financial statements through the date the financial statements were issued. Management has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements through this date.

ANNUAL REPORT / April 30, 2021

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Wilmington Funds and Shareholders of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund (two of the funds constituting Wilmington Funds, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the two years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended April 30, 2019 and the financial highlights for each of the periods ended on or prior to April 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 27, 2019 expressed unqualified opinions on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodians, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2021

We have served as the auditor of one or more investment companies in Wilmington Funds since 2019.

April 30, 2021 (unaudited) / ANNUAL REPORT

22

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Trustee and the senior officers of the Trust. The tables separately list Trustee members who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). The Trust is comprised of 12 funds. Unless otherwise noted, the business address of each Trustee and senior officer is 1100 North Market Street, 9th Floor, Wilmington, DE 19890. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Dominick J. D’Eramo* Birth year: 1964 TRUSTEE Began serving: November 2018 PRESIDENT Began serving: June 2018

Principal Occupations: Senior Vice President, Wilmington Trust Investment Advisors, Inc. and Head of Fixed Income.

Previous Positions: Group Vice President, Wilmington Trust Investment Advisor, Inc. (WTIA) (2014-2017); Administrative Vice President, WTIA (2012-2014).

*	Dominick J. D’Eramo is “interested” due to his employment with WTIA and his position with WFMC, investment Advisors to the Funds.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Nicholas A. Giordano Birth year: 1943 CHAIRMAN and TRUSTEE Began serving: March 2012

Principal Occupations: Consultant, financial services organizations (1997 to present).

Other Directorships Held: The RBB Fund Inc. (34 portfolios) (registered investment companies); Independence Blue Cross; IntriCon Corporation (body-worn products).

Previous Positions: Director, Kalmar Pooled Investment Trust (through 6/17).

Robert H. Arnold Birth year: 1944 TRUSTEE Began serving: March 2012

Principal Occupations: Managing Director, R.H. Arnold & Co, Inc. (financial management consulting) (6/89 to present).

Other Directorships Held: None.

Previous Positions: Trustee, First Potomac Realty Trust (real estate investment trust) (5/03 to 12/17); Director, Treasury Strategies, Inc. (private treasury consulting services) (6/01 to 6/16).

Gregory P. Chandler Birth year: 1966 TRUSTEE Began serving: July 2017

Principal Occupations: Chief Financial Officer, Avocado Systems, Inc. (cybersecurity software) (3/20 to present); President, GCVC Consulting (financial and corporate governance advisory) (2008 to present).

Other Directorships Held: Trustee, RBB Fund Series Trust (34 portfolios) (registered investment companies) (2012 to present); Trustee, FS Energy Partners (business development company) (2009 to present); Director, Emtec, Inc. (2005 to 2019); Director, FS Investment Corporation (business development company) (2007 to 2019);

Previous Positions: Chief Financial Officer, Emtec, Inc. (information technology services) (2009 to 2020); Managing Director, Janney Montgomery Scott LLC (investment banking) (1999 to 2009); Consulting Manager, PwC (1997 to 1999); Manager, Business Assurance, Coopers & Lybrand (audit services) (1995 – 1997).

ANNUAL REPORT / April 30, 2021 (unaudited)

23	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Birth Year Position with Trust Date Service Began	Principal Occupations and Other Directorships Held for Past Five Years

Donald E. Foley Birth year: 1951 TRUSTEE Began serving: December 2015

Principal Occupations: Director, BioSig Technologies (2015 to present); Trustee, AXA Premier VIP Trust (2017 to present); Trustee, EQ Advisors Trust (2014 to present); Trustee, 1290 Funds (retail funds) (2014 to present); Chairman and Director, Burke Rehabilitation Hospital Foundation (private hospital, research institute) (2005 to present); Trustee and Chairman of the President’s Council, Union College (private college) (2011 to present); Chairman and Trustee, New Beginning Family Academy (elementary charter school) (2016 to present).

Other Directorships Held: Director, M&T Bank Corporation (commercial bank) (2011 to 2012); Chairman and Director, Wilmington Trust Corporation (commercial and trust bank) (2007 to 2011).

Previous Positions: Advisory Member, Trust and Investment Committee, M&T Bank, Wilmington Trust, National Association, and Wilmington Trust Company (through 2016); Chairman and Chief Executive Officer of Wilmington Trust Corporation (2010 to 2011).

Valerie J. Sill Birth year: 1962 TRUSTEE Began serving: April 2020

Principal Occupations: President, Chief Executive Officer and Chief Investment Officer, DuPont Capital Management (asset management) (2004 to present).

Other Directorships Held: Trustee, Longwood Gardens (2005 to present); Trustee of the Christiana Care Health System (2012 to present); and Advisory Counsel, Federal Reserve Bank of Philadelphia’s Economic Advisory Council (2010 to 2013).

Previous Positions: Executive Vice President at The Boston Company (1994 to 2004).

OFFICERS

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

John C. McDonnell Birth year: 1966 CHIEF OPERATIONS OFFICER Began serving: June 2017 VICE PRESIDENT Began serving: June 2012

Principal Occupations: Chief Operations Officer, Wilmington Funds; Administrative Vice President, Wilmington Funds Management Corporation (2005 to present); Administrative Vice President, Wilmington Trust Investment Advisors, Inc. (2012 to present).

Previous Positions: Vice President, Wilmington Trust Investment Management, LLC (2005 to 2012).

Lisa Druelinger Birth year: 1978 CHIEF COMPLIANCE OFFICER and AML COMPLIANCE OFFICER. Began serving: November 2017

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer, Wilmington Funds; Administrative Vice President, M&T Bank.

Previous Positions: Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2015-2017); Wilmington Funds Product Manager, Wilmington Trust Investment Advisors, Inc. (2013-2015); Institutional and Retirement Services Product Manager, Wilmington Trust (2011-2013); Trust Compliance and Risk Management at M&T Bank (2006-2011).

John J. Kelley Birth year: 1959 VICE PRESIDENT Began serving: December 2016

Principal Occupations: President of Wilmington Funds Management Corporation; Group Vice President and Chief Administrative Officer, Wilmington Trust Investment Advisors, Inc.

Previous Positions: Vice President, BNY Mellon Investment Servicing (formerly, PNC Global Investment Servicing) from (1/05 to 7/05); Vice President of Administration, 1838 Investment Advisors, LP (1999 to 2005); Chief Compliance Officer, 1838 Investment Advisors, LP (2004 to 2005).

April 30, 2021 (unaudited) / ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	24

Name Birth Year Positions with Trust	Principal Occupations for Past Five Years and Previous Positions

Robert L. Tuleya Birth year: 1974 VICE PRESIDENT and ASSISTANT SECRETARY Began serving: September 2018

Principal Occupations: Vice President and Assistant Secretary, Wilmington Funds; Vice President and Assistant Secretary, Wilmington Funds Management Corporation (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Advisors, Inc. (2018 to present); Vice President and Assistant Secretary, Wilmington Trust Investment Management, LLC (2018 to present); Vice President and Assistant General Counsel, M&T Bank (2018 to present).

Previous Positions: Vice President and Counsel, M&T Bank (2017 to 2018); Senior Counsel, PNC Bank (2014 to 2017).

Christopher W. Roleke 10 High Street, Suite 302 Boston,MA 02110 Birth year: 1972 CHIEF EXECUTIVE OFFICER Began serving: October 2020

Principal Occupation: Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2011 to present).

Previous Positions: Assistant Vice President, JP Morgan Investor Services Co. (2006 to 2011).

Arthur W. Jasion Three Canal Plaza, Suite 100 Portland, ME 04101 Birth year: 1965 CHIEFFINANCIAL OFFICER AND TREASURER Began serving: October 2020	Principal Occupation: Senior Director and Fund Principal Financial Officer, Foreside Management Services, LLC (2020 to present). Previous Positions: Partner, Ernst &Young LLP (2012 to 2020).

Lisa R. Grosswirth 240 Greenwich Street, 22nd Floor New York, NY 10286 Birth year: 1963 SECRETARY Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing (2004 to present). Previous Positions: Supervisory Paralegal, The Dreyfus Corporation (1998 to 2004).

ANNUAL REPORT / April 30, 2021 (unaudited)

25

Board Approval of Liquidity Risk Management Program

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. The rule requires every registered open-end management company to establish a liquidity risk management program that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.

The Wilmington Funds Board of Trustees (the “Board”) approved the appointment of the Funds’ Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the liquidity risk management program (the “LRMP”) for the Funds on September 6, 2018 and the Funds’ final LRMP on March 5, 2019. At the regular meeting of the Board on March 10, 2021, the Trust’s Chief Operations Officer, as a member of the Liquidity Committee, provided a report to the Board on the operation and effectiveness of the LRMP for the year of operation ending December 31, 2020. The Liquidity Committee managed liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying each investment of a Fund as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of each Fund’s investments, the Liquidity Committee utilized a third party provider of liquidity monitoring services. The Liquidity Committee supplied portfolio-level data and certain assumptions to the provider which then used the information to determine the liquidity classification of each security position held by the Funds. The liquidity classifications as of each month end were reviewed by the Liquidity Committee on at least a quarterly basis and would be reviewed more often if market conditions warranted. For assets managed by a third party sub-adviser the Liquidity Committee would take sub-adviser input into account where appropriate in determining the liquidity classifications.

The LRMP effectively managed the Funds’ liquidity risks for the twelve month period ended April 30, 2021. During this period, each Fund held more than 50% of its total net assets in highly liquid investments and due to the fact that each Fund is deemed to consist primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund. All Funds holding assets deemed to be illiquid were well under the illiquid investment limitation. Additionally, no events occurred that required the filing of Form N-LIQUID.

April 30, 2021 (unaudited) / ANNUAL REPORT

26

Shares of the Wilmington Funds are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through Wilmington Funds’ website. Go to www.wilmingtonfunds.com select “Proxy Voting Record” to access the link. This information is also available from the Edgar database on the SEC’s website at www.sec.gov.

PORTFOLIO SCHEDULE

The Funds file a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Funds’ Form N-MFPs are available on the SEC’s website at www.sec.gov.

Important information about the access and delivery of shareholder reports

Beginning on June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them. You will be notified by mail each time a report is posted on the Funds’ website and you will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive other communications electronically from the Fund by contacting your financial intermediary or, if you hold shares directly with the Fund, by calling 1-800-836-2211.

You may elect to receive paper copies of all future shareholder reports free of charge. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to receive paper copies of your shareholder reports. If you are a direct investor you can inform the Wilmington Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-800-836-2211. Your election to receive paper reports will apply to all funds held directly with Wilmington Funds and may apply to all funds held with your financial intermediary.

ANNUAL REPORT / April 30, 2021 (unaudited)

27

PRIVACY POLICY AND NOTICE

OF THE FUNDS AND THEIR DISTRIBUTOR

June 8, 2012

The Wilmington Funds, their distributor and their agents (referred to as “the Funds”, “we” or “us”) recognize that consumers (referred to as “you” or “your”) expect us to protect both your assets and financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Funds’ policy that governs the handling of your information, how the Funds gather information, how that information is used and how it is kept secure.

Information The Funds Collect:

The Funds collect nonpublic personal information about you from the following sources:

●

We may receive information from you, or from your financial representative, on account applications, other forms or electronically (such as through the Funds’ website or other electronic trading mechanisms). Examples of this information include your name, address, social security number, assets and income.

●

We may receive information from you, or from your financial representative, through transactions with us or others, correspondence and other communications. Examples of this information include specific investments and your account balances.

●	We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

Information Sharing Policy:

The Funds may share nonpublic personal information about you, as described above, with financial or non-financial companies or other entities, including companies that may be affiliated with the Funds and other nonaffiliated third parties, for the following purposes:

●

We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.

●

We may share information when it is required or permitted by law. For example, information may be shared in response to a subpoena or to protect you against fraud or with someone who has established a legal beneficial interest, such as a power of attorney.

●

We may disclose some or all of the information described above to companies that perform marketing or other services on our behalf. For example, we may share information about you with the financial intermediary (bank, investment bank or broker-dealer) through whom you purchased the Funds’ products or services, or with providers of marketing, legal, accounting or other professional services. The Funds will not, however, disclose a consumer’s account number or similar form of access number or access code for credit card, deposit or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail or other marketing purposes.

Except as described above, the Funds do not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for the Funds’ use only. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Information Security:

When the Funds share nonpublic customer information with third parties hired to facilitate the delivery of certain products or services to our customers, such information is made available for limited purposes and under controlled circumstances designed to protect our customers’ privacy. We require third parties to comply with our standards regarding security and confidentiality of such information. We do not permit them to use that information for their own or any other purposes, or rent, sell, trade or otherwise release or disclose the information to any other party. These requirements are reflected in written agreements between the Funds and the third party service providers.

The Funds protect your personal information in several ways. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In addition, the Funds’ Transfer Agent and Shareholder Servicing Agent have procedures in place for the appropriate disposal of nonpublic personal information when they are no longer required to maintain the information.

Each of the following sections explains an aspect of the Funds’ commitment to protecting your personal information and respecting your privacy.

Employee Access to Information:

Our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in the strictest of confidence. Employee access to customer information is authorized for business purposes only, and the degree of access is based on the sensitivity of the information and on an employee’s or agent’s need to know the information in order to service a customer’s account or comply with legal requirements.

Visiting The Funds’ Website:

The Funds’ website gathers and maintains statistics about the number of visitors as well as what information is viewed most frequently. This information is used to improve the content and level of service we provide to our clients and shareholders.

●	Information or data entered into a website will be retained.

April 30, 2021 (unaudited) / ANNUAL REPORT

28

●

Where registration to a website or re-entering personal information on a website is required, “cookies” are used to improve your online experience. A cookie is a way for websites to recognize whether or not you have visited the site before. It is a small file that is stored on your computer that identifies you each time you re-visit our site so you don’t have to resubmit personal information. Cookies provide faster access into the website.

●

We may also collect non-personally identifiable Internet Protocol (“IP”) addresses for all other visitors to monitor the number of visitors to the site. These non-personally identifiable IP addresses are never shared with any third party.

E-mail:

If you have opted to receive marketing information from the Funds by e-mail, it is our policy to include instructions in all marketing messages on how to unsubscribe from subsequent e-mail programs. Some products or services from the Funds are intended to be delivered and serviced electronically. E-mail communication may be utilized in such cases. If you participate in an employer-sponsored retirement plan administered by the Funds, we may, at your employer’s request, send you e-mail on matters pertaining to the retirement plan.

Please do not provide any account or personal information such as social security numbers, account numbers, or account balances within your e-mail correspondence to us. We cannot use e-mail to execute transaction instructions, provide personal account information, or change account registration. We can, however, use e-mail to provide you with the necessary forms or you may contact customer service toll-free at 1-800-836-2211.

Surveys/Aggregate Data:

Periodically, the Funds may conduct surveys about financial products and services or review elements of customer information in an effort to forecast future business needs. The Funds then generate reports that include aggregate data regarding its customers. Aggregate data classifies customer information in various ways but that does not identify individual customers. These reports may also include information on website traffic patterns and related information. These reports are used for the Funds’ planning, statistical and other corporate purposes. Aggregate data may also be shared with external parties, such as marketing organizations. However, no information is shared by which any individual customer could be identified.

Changes to Our Privacy Statement:

The effective date of this policy is June 8, 2012. We reserve the right to modify this policy at any time. When it is revised or materially changed, we will update the effective date. You can determine whether there have been changes since the last time you reviewed by simply checking the effective date.

Notice will be provided to you in advance of any changes that would affect your rights under this policy statement.

ANNUAL REPORT / April 30, 2021 (unaudited)

Investment Advisor Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Sub-Advisor Wilmington Trust Investment Advisors, Inc. 1100 North Market Street 9th Floor Wilmington, DE 19890 Co-Administrator Wilmington Funds Management Corp. 1100 North Market Street 9th Floor Wilmington, DE 19890 Custodian The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203 Fund Accountant, Co-Administrator, Transfer Agent and Dividend Disbursing Agent BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, PA 19103 WT-AR-MM-0421 Wilmington Funds | 1-800-836-2211 | www.wilmingtonfunds.com We are pleased to send you this shareholder report for the Wilmington Funds. This report contains important information about your investments in the funds.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b)	There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c)	There have been no amendments to the Funds’ code of ethics during the reporting period for this Form N-CSR.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its code of ethics during the reporting period for this Form N-CSR.

(e)	Not Applicable

(f)(3)

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-836-2211, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Gregory P. Chandler, Nicholas A. Giordano, Donald E. Foley.

Item 4. Principal Accountant Fees and Services.

(a)

The Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were as follows:

Fiscal year ended 2021 - $460,000

Fiscal year ended 2020 - $441,000

(b)

Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were as follows:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $0 and $0, respectively.

(c)

Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were as follows:

Fiscal year ended 2021 - $138,100

Fiscal year ended 2020 - $145,524

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $138,100 and $145,524, respectively.

(d)

All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were $0 and $0, respectively.

(e)(1)	Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services. All other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services. All other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services. All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant or to its accountant during the fiscal year in which the services are provided;

(2)

Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)	Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants’ audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0% and 0%, respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0% and 0%, respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X were 0% and 0%, respectively.

(f)	Not Applicable

(g)

Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant:

Fiscal year ended 2021 – $138,100

Fiscal year ended 2020 – $145,524

(h)

The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to report.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):     Wilmington Funds

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Executive Officer)

Date: July 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher W. Roleke
Christopher W. Roleke
(Principal Executive Officer)

Date: July 2, 2021

By (Signature and Title)*	/s/ Arthur W. Jasion
Arthur W. Jasion
(Principal Financial Officer)

Date: July 2, 2021

* Print the name and title of each signing officer under his or her signature.